                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811 - 08272
                                      The Diversified Investors Portfolios
                                      ----------------------------------------
                                      (Exact name of Registrant as specified
                                      in charter)

Address of Registrant:                     4 Manhattanville Road
                                           -------------------------------------
                                           Purchase, NY
                                           -------------------------------------

Name and address of agent for service:     Joseph Carusone
                                           -------------------------------------
                                           4 Manhattanville Road
                                           -------------------------------------
                                           Purchase, NY 10577
                                           -------------------------------------

Registrant's telephone number, including area code:    (914) 697-8586
                                                       -------------------------
Date of fiscal year end:    December 31, 2005
                            -----------------
Date of reporting period:   December 31, 2005
                            -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

THE DIVERSIFIED INVESTORS PORTFOLIOS

DIVERSIFIED INVESTORS PORTFOLIOS

ANNUAL REPORT
DECEMBER 31, 2005

INTERNATIONAL EQUITY PORTFOLIO

HIGH YIELD BOND PORTFOLIO

AGGRESSIVE EQUITY PORTFOLIO

SMALL-CAP GROWTH PORTFOLIO

SPECIAL EQUITY PORTFOLIO

SMALL-CAP VALUE PORTFOLIO

MID-CAP GROWTH PORTFOLIO

MID-CAP VALUE PORTFOLIO

EQUITY GROWTH PORTFOLIO

GROWTH AND INCOME PORTFOLIO

VALUE

VALUE & INCOME PORTFOLIO

BALANCED PORTFOLIO

TOTAL RETURN BOND

CORE BOND PORTFOLIO

INTERMEDIATE GOVERNMENT
BOND PORTFOLIO

HIGH QUALITY BOND PORTFOLIO

MONEY MARKET PORTFOLIO

[LOGO]
DIVERSIFIED
INVESTMENT
ADVISERS

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Annual Economic Overview....................................    2
Statements of Assets and Liabilities........................   12
Statements of Operations....................................   16
Statements of Changes in Net Assets -- December 31, 2005....   20
Statements of Changes in Net Assets -- December 31, 2004....   24

PORTFOLIOS OF INVESTMENTS:
Money Market Portfolio......................................   26
High Quality Bond Portfolio.................................   27
Intermediate Government Bond Portfolio......................   34
Core Bond Portfolio.........................................   36
Total Return Bond Portfolio.................................   52
Balanced Portfolio..........................................   58
Value & Income Portfolio....................................   69
Value Portfolio.............................................   72
Growth & Income Portfolio...................................   74
Equity Growth Portfolio.....................................   79
Mid-Cap Value Portfolio.....................................   82
Mid-Cap Growth Portfolio....................................   86
Small-Cap Value Portfolio...................................   88
Special Equity Portfolio....................................   90
Small-Cap Growth Portfolio..................................  101
Aggressive Equity Portfolio.................................  106
High Yield Bond Portfolio...................................  108
International Equity Portfolio..............................  118
Summary of Footnotes and Abbreviations to Portfolios........  124
Portfolio Composition.......................................  125
Notes to Financial Statements...............................  127
Report of Independent Registered Public Accounting Firm.....  150
Approval of Investment Advisory Contracts...................  151
Trustees Information........................................  153

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            ANNUAL ECONOMIC OVERVIEW

                               DECEMBER 31, 2005

                                  (UNAUDITED)

PLEASE NOTE THAT ANY PERFORMANCE FIGURES DISCUSSED BELOW REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. VISIT WWW.DIVINVEST.COM FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

                    THE ECONOMY AND CAPITAL MARKETS OVERVIEW

The capital markets struggled against numerous headwinds in 2005. Oil prices surged in the third quarter before falling back later in the year, rising by approximately 40% during the year. Hurricanes Katrina and Rita, which heavily damaged or destroyed a good deal of our energy production, refining and distribution capacity, contributed meaningfully to hikes in energy prices, as did resurgent economies in India and China. The price of gold also increased, as nervous investors bid up the price of this commodity by 18% during the year.

Domestically, we saw two of our major automotive companies weakened by rising pension and healthcare-related obligations, to the point that their bonds were downgraded to junk status. Airlines continued to suffer as well, with both Delta and Northwest, among others, declaring bankruptcy. Elsewhere, a housing craze reminiscent of the Internet bubble of 2000 threatened a major economic backlash as rising interest rates caused some to speculate that consumer spending, the economy's dominant economic engine, might collapse, taking the national economy along with it.

In the end, however, this headline-grabbing news failed to derail economic growth by very much, with 2005 Gross Domestic Product growth expected by most to weigh in at a very strong 4.1%, or thereabouts. Unemployment also continued to fall, marginally, reaching 4.9%, or effective full employment by year's end. A steady diet of interest rate increases, thanks to the Federal Reserve, appeared to be slowly taking air out of the overheated housing market. The strength of the U.S. dollar increased markedly through much of the year, as capital market flows into the U.S. offset a huge trade deficit. Corporate profits remained strong, with earnings expected to be a record 13.9% for the full year, indicating that the recovery and present economic expansion were more widespread than many had anticipated.

                                 EQUITY MARKETS

U.S. stocks were positive for the year, with the broad market returning 4.9% as measured by the S&P 500 Stock Index. Generally speaking, large-cap stocks outperformed small-cap stocks, while mid-cap indices produced the highest returns, with the Russell Mid-Cap Value Index finishing up 12.65% for the year. International stocks were the period's best performers, despite a stronger dollar that reduced results for U.S. based investors. Emerging markets outperformed developed markets and, with encouraging signs of economic recovery, the Japanese stock market had its biggest annual gain in local currency terms since 1986.

                              FIXED INCOME MARKETS

The Federal Reserve increased interest rates steadily throughout the year, raising the Fed Funds rate eight times, by a total of 2.00%, to end the year at 4.25%. While yields on shorter-term issues rose dramatically, yields on intermediate and longer-term issues rose by smaller amounts, causing a temporary inversion or "flattening" of the curve at certain key rates by the quarter's close. This development, which has often presaged a significant economic slowdown, or recession, had been widely expected. Despite this and other negative factors, including major credit downgrades amongst auto makers and stock buybacks that undermine

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

debt holders' interests, the positive bond returns of 2005, while considerably lower than 2004 results, were therefore somewhat surprising. In general, rising rates only partly offset coupon income.

Domestically, long-term Treasury bonds had some of the highest returns although intermediate Treasuries, where the yield curve inversion was most noticeable, had some of the lowest returns (up 1.4%). High yield and corporate bonds posted results of 2.7% and 2.0% respectively, well off their 2004 returns. Additional coupon income over like Treasuries was particularly beneficial in these sectors. Elsewhere, improving finances and upgrades amongst emerging market issuers attracted global investors with local currency total returns of 12%, on average, versus 2004 total returns of 11.8%.

                              MONEY MARKET SERIES

The Series returned 3.00% for the year after fees, equal to the Citigroup Treasury Bill 3 Month Index of 3.00%. The major contributor to performance was the dramatic increase in short term rates. The portfolio manager anticipated the Federal Reserve's actions, and maintained his focus on maturities at the short end of the yield curve to avoid losses, as well as to be able to take advantage of the rise in short rates. As it becomes apparent that the Fed is ending its credit tightening stance, the portfolio manager intends to lengthen the Series' duration in excess of the benchmark.

To generate more coupon income, the portfolio manager concentrated on high quality commercial paper by banks and other finance companies that have a strong incentive to maintain high credit ratings, as their operations depend on having good access to the credit market. This concentration in financial companies such as Barclays, Warburg Dillon, Morgan Stanley, CIBC and HSBC paid off as major shocks were delivered to the credit markets in the form of significant downgrades of General Motors and Ford paper. The Series also benefited from swings at the short end of the credit markets as well as holdings in floating rate corporate securities that had a portfolio weight at year end of approximately 18%.

                            HIGH QUALITY BOND SERIES

The Series returned 1.95% for the twelve months ended December 31, ahead of the Merrill Lynch 1-3 Year Treasury Index of 1.66% and the 1.40% median return for the Morningstar Short-Term Bond Universe. The majority of the positive contribution to return during the year came from security selection in the form of income. Sector and security spread also contributed modestly to the total excess return. The yield curve effect contributed only slightly, while duration had a neutral effect.

The income component of the portfolio was the greatest source of return for the year. The portfolio was underweight treasuries relative to the Merrill Lynch 1-3 Year Treasury benchmark primarily by overweighting corporate (32%) and asset-backed issues (28%). These sectors were two of the best performers in the Series as well. Asset-backed securities returned just under 3% for the year with corporates capturing just under 2.5%; both beating out the all Treasury index return of 1.66% for the year. Collateralized mortgage obligations and commercial mortgage-backed securities, the next two largest allocations at 12% and 14% respectively, were also contributors returning 2.3% and 1.7%, respectively, to the Series.

                      INTERMEDIATE GOVERNMENT BOND SERIES

The Series returned a modest 1.34% return in 2005 versus the Lehman Brothers Intermediate Government Bond Index return of 1.68%.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

Treasuries, which make up 54% of the index, were the best place to be invested, returning 2.8%. Government related securities, often referred to as agency securities, account for the remaining 46% of the index. The Series maintained 10% positions in mortgage and asset-backed securities throughout most of the year. These out-of-index sectors outperformed the government related sector, benefiting the Series. For the majority of the year, the Series maintained a neutral to long duration in a rising interest rate environment. The long duration detracted from total returns.

                                CORE BOND SERIES

The Series' 2.38% return for the year fell just short of the Lehman Brothers Aggregate Bond Index of 2.43%, but was ahead of the 1.80% median return of the Morningstar Intermediate Bond Universe.

The Series picked up performance from commercial mortgage-backed securities and asset-backed securities very early in the year, but the majority of performance for the year was received from duration positioning. A shorter portfolio duration relative to the Lehman Brothers Aggregate Bond Index was additive for the year as rates rose in the intermediate and shorter end of the yield curve. A moderate allocation to the out-of-index sectors; High Yield, Non-dollar and Emerging Markets was also beneficial. The Series exited its Emerging Market exposure early in the year as better risk-adjusted return opportunities presented themselves in the High Yield and Non-dollar sectors. The year ended with the plus sector allocations comprising 3% of the Series and contributing 16 basis points towards performance.

Weakening fundamentals and concerns of potential downgrades of leading automotive manufacturers to junk status brought down returns in the credit sector for the year, contributing mild returns to the portfolio.

                            TOTAL RETURN BOND SERIES

The Series returned 2.35% since its inception on May 6 through December 31, 2005. The Lehman Brothers Aggregate Bond Index, which consists of government, corporate, mortgage and asset-backed securities of investment grade quality, returned a moderate 2.4% for the year. The Treasury component in the index posted the largest annual return. A small 1% overweight to Treasuries helped.

In addition to investing in investment-grade quality bonds, the Series opportunistically invests in out-of-index sectors, such as Emerging Markets, Non-dollar securities and High Yield. On a duration-adjusted basis, Emerging Markets returned over 9%, adding to the absolute return.

Since inception, the Series has maintained a neutral to short duration in a rising interest rate environment. Duration positioning has been additive to the Series' overall performance.

                                BALANCED SERIES

The Series posted a 5.59% return for the year, outpacing the 4.00% return of the 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index. An overweight to equities for the year was beneficial, with the S&P 500 Index outperforming the Lehman Brothers Aggregate Bond Index by 2.5%. Stock performance and bond results within the Series were also superior to their respective benchmarks.

The equity component of the Series realized strong returns from the Energy sector. Burlington Resources, Inc. was up 99% and Exxon Mobil Corp., a 2% overweight in the portfolio, was up over 11%. Energy companies by and large benefited from surging energy prices, driven by both increasing global demand and supply disruptions as a result of the tumultuous hurricane season.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

Healthcare saw good results from two biotech heavyweights; Amgen, up 23%, and Genentech, Inc. up 70%. The two companies posted positive years on increased sales and earnings. Genentech also received favorable FDA expanded approval for two of its cancer fighting drugs. The major detraction from a sector standpoint for the year was Consumer Discretionary. The Series was slightly underweight the poor performing sector by a quarter of a percent, but the holdings in the sector were a drain on performance, costing the Series about 1%.

The Series' fixed income segment benefited from a moderate allocation to out-of-index sectors: High Yield, Non-dollar and Emerging Markets. A shorter duration positioning relative to the Lehman Brothers Aggregate Bond Index was slightly additive for the year as rates rose in the intermediate and shorter end of the yield curve.

                             VALUE & INCOME SERIES

The Series was up 6.88% for the year, short of the 7.05% return of the Russell 1000 Value Index, but ahead of the 5.45% median return of the Morningstar Large Value Universe. The Energy and Utility sectors led the index posting 27% and 15% returns, respectively. Although the Series was 2.5% underweight the strong performing Energy sector, excellent stock selection offset any losses. Energy holdings ConocoPhillips, Occidental Petroleum Corp., Exxon Mobil Inc., and Chevron posted double digit returns.

The Series' main contributor to performance was the Industrial sector. The Series' Industrial sector returned 16.5% for the year, while the index returned 6.6%. Within Industrials, a 3% overweight to rails benefited from the increased cargo rates and shipments of energy-related commodities, such as coal. Top performing rail stocks included CSX Corp., Burlington Northern Santa Fe Corp., CNF, Inc. and Norfolk Southern Corp.

A 7% overweight and strong stock selection in the Information Technology sector also helped the Series this year. Hewlett-Packard's stock price climbed 38% on news of a large restructuring to reduce costs, stock buyback and profit improvement in the PC enterprise. A 6% overweight and stock selection in the Consumer Discretionary sector negatively affected the Series. For the year, the Consumer Discretionary sector within the Index was down 6.1% while the portfolio's experience in the sector lagged, posting a negative 8.4% return. Stocks experiencing difficulty included Federal National Mortgage Association, Tenet Healthcare Corp., and Comcast Corp.

                                  VALUE SERIES

The Series returned 9.47% since its inception on May 6 through December 31, 2005. Stock selection within Financials and Consumer Discretionary drove relative performance versus the Russell 1000 Value benchmark. Homebuilder Centex gained 18%, benefiting from the robust housing market. Among Financials, insurers MetLife, Inc. (up 13%), Prudential Financial, Inc. (up 23%) and The St. Paul Travelers Companies, Inc. (up 18%) performed well while MBNA shares increased due to the merger with Bank of America. Energy prices broke record levels for the first nine months but saw a pullback during the fourth quarter. Although the Series was significantly underweight (13%) the sector, stock selection made up for any losses incurred. Except for Petro-Canada, which returned 38%, the portfolio manager believes that valuations in this sector are too rich.

                             GROWTH & INCOME SERIES

The Series returned 7.12% for the year, outpacing both the S&P 500 Index return of 4.91% and the 5.68% median return for the Morningstar Large Blend Universe. Eight of the ten sectors in the index were up for the year, with the Energy sector posting the largest absolute returns (up 37%). Consumer Discretionary (down 5.7%) and Telecommunication Services (down 6.3%) sectors were the worst performers. The Series'

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

barbell strategy -- with 33% invested in large value, 33% in large growth and 34% in large core -- was additive to performance, as both the Russell 1000 Value and Russell 1000 Growth indices outperformed the S&P 500.

Oil prices hit new highs during the year driven by two catastrophic hurricanes. Energy companies, including Sunoco, Inc. (up 94%), Exxon Mobil Corp. (up 11%), EOG Resources, Inc. (up 106%), and Burlington Resources, Inc. (up 99%), had a significant impact on the Series' overall performance. A number of information technology stocks also added value. Google, Inc. and SanDisk Corp. returned over 100% for the year, while Hewlett-Packard and Texas Instruments returned over 30%. Internet-related company Google moved higher as advertising dollars continue to move on-line from more traditional print, television and radio media. SanDisk climbed on strong demand for flash-memory chips used in consumer electronics.

Stock selection was the main driver of performance, while sector selection detracted 43 basis points for the year. In addition, a small 2% overweight to the weak performing Consumer Discretionary sector hurt Series returns.

                              EQUITY GROWTH SERIES

The Series' 7.18% annual return outpaced the 5.27% return of the Russell 1000 Growth Index, as well as the 6.05% median return of the Morningstar Large Growth Universe. Within the Russell 1000 Growth index, Energy (up 56%), Utilities (up 31%) and Telecommunications Services (up 24%) were the best place to be invested. The Series outperformed seven of the ten sectors, with excellent stock selection displayed in the Healthcare and Information Technology sectors. Within Biotechnology, Genentech (up 70%) and health services provider, UnitedHealthcare (up 41%) contributed over 2% to the Series' annual performance. Internet service provider, Google, Inc. and semiconductor holding, SanDisk Corp., each returned over 100%. Rounding out the top five individual stock contributors to performance was the Chicago Mercantile Exchange, which is the largest futures exchange in the U.S. and operates the largest clearing house in the world. Sector weights are the result of the stock selection process. A 2% overweight to the poor performing Consumer Discretionary sector detracted from performance.

                              MID-CAP VALUE SERIES

The Series posted strong absolute returns for 2005, up 9.77% for the year, ahead of the 9.19% median return of the Morningstar Mid-Cap Blend Universe, but short of the 12.65% Russell Mid-Cap Value Index return. From a sector standpoint, Energy provided the lion's share of the performance for the year. Portfolio holdings in the Energy sector returned more than the index but the managers were underweight this expensive sector by about 2.5%. Leading the charge was Frontier Oil which scored well in the quantitative model employed by LSV; the security appreciated over 120% since it was added to the Series in March. EnCana, the other top contributor in the sector, was up over 60% for the year with returns largely driven by the rising natural gas prices during the year.

The most significant sector drawback for the Series during the year was from Consumer Discretionary holdings. The Series averaged a 7% overweight to the sector throughout the year. Lear Corp., an automotive supplier, was down 27%. The company saw its shares drop in value due to a negative earnings preannouncement combined with the sharper than expected order cuts from Ford and General Motors, two of its main customers. Also hurting was Royal Caribbean Cruises, Ltd. which returned -16% for the year. Rising fuel prices translated into higher transportation costs which ate into profits, and as a result, 2005 and 2006 earnings estimates were lowered. Another detractor for the year was a conscious avoidance of REIT stocks in the financial sector. The underweight was significant as REITs made up just over 10% of the index. Both managers in the Series shared the view that REIT securities began the year overvalued. This view seemed to have been

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

validated during the first quarter when REITs posted negative returns. However, REITs came roaring back for the remainder of the year, leaving the portfolio disadvantaged relative to the benchmark.

Holdings in the Utility sector also aided performance for the year. Questar Corp., a 1.5% position in the Series, returned just over 50% for the year. The natural gas producer and distribution and company benefited greatly from the rising natural gas prices throughout the year. TXU Corp., an electricity provider, was similarly up over 60% on the year as a result of the increasing energy prices.

                             MID-CAP GROWTH SERIES

Mid-cap stocks were the strongest domestic performers for the quarter and the year. The Series 13.42% return outpaced the Russell Mid-Cap Growth Index return of 12.10% as well as the 9.76% median return for the Morningstar Mid-Cap Growth Universe. Outstanding stock selection within and an overweight to the Energy sector was the main contributor to performance, as oil and gas prices increased throughout the summer. Due to the loss of production in the New Orleans region, prices surged. Natural gas companies EOG Resources, Inc. and Quicksilver Resources, Inc. benefiting from price increases that resulted from lost production following Hurricanes Katrina and Rita, added over 3% to the Series' annual return. Both companies are active in the Barnett Shale natural gas reserve, near Fort Worth, Texas, an extremely promising area for on-shore natural gas development efforts.

The wireless telecommunications services industry in the mid-cap growth space returned over 62% for the year. Broadcom Corp. (up 46%) is a global leader in wireless broadband communications and a top holding throughout the year. SpectraSite (up 40%), a wireless tower operator, rose following the announcement that American Tower would acquire the company. The new blended firm will create the largest wireless tower operator in the U.S. Harris Corp. (up 40%) is a manufacturer of antenna systems and secure radio communications products. Demand from U.S. military and intelligence agencies drove prices higher during the year.

Stock selection in Healthcare detracted from the annual performance. Eyetech Pharmaceuticals, a biotechnology company, fell 41% early this year. The portfolio manager exited the stock due to concerns that a competitor's drug might impact growth projections.

                             SMALL-CAP VALUE SERIES

For the year, the Series was down 4.70%, below the positive 4.71% return of the Russell 2000 Value Index and the 6.70% median return of the Morningstar Small Value Universe. EARNEST Partners replaced Sterling Capital as sub-advisor to the Series in April 2005 as a result of performance concerns.

The Consumer Discretionary sector was the worst performing sector for the Index, returning -3.62% for the year. Overweighting this sector by 8% coupled with poor stock selection contributed to the Series' underperformance. Of the 29 names held in this sector by the Series, seventeen experienced losses for the year. The biggest loser was Exide Technologies (down 73%) which engages in the manufacture and supply of lead acid batteries. The company saw its costs rise, as commodity prices soared during the year. Catalina Marketing Corp. (down 13%) also detracted from performance significantly, as it was a large holding within the Series.

Although the Healthcare sector returned 3.7% for the Index on the year, the Series, overweighting this sector by 11%, posted a disappointing negative 16% return due to stock selection. Nabi Pharmaceuticals (down 70%) was a principal driver of negative return. Nabi fell on announcement that its much anticipated new vaccine to protect hospital patients from deadly staph infection had failed in its final testing stage.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

The Series' overweight to the Energy sector was a positive contributor to performance. Spinnaker Exploration Company (up 88%), Swift Energy (up 56%) and Cabot Oil & Gas (up 56%). Spinnaker was acquired by Norsk Hydro ASA in an all-cash transaction of approximately $2.45 billion.

                             SPECIAL EQUITY SERIES

The Series' performance in 2005 was 10.53%, well ahead of the Russell 2000 Index return of 4.55% and the Morningstar Small Growth median return of 5.70%. This strong result was driven by sector and stock selection with sectors a fallout from bottom up stock picking. The top three performing sectors for the Series were Energy, Healthcare and Industrials. The red hot Energy sector posted a staggering 47% return for the Index. The Series' slight overweight to this sector, coupled with excellent stock selection, contributed to returns for the year. Top performers included Vintage Petroleum (up 136% for the year on news of Occidental Petroleum's $3.5 acquisition of the firm). The Series held Vintage for most of the year before exiting in the fourth quarter, and reaped a 120% gain on the holding. Other individual contributors to the Series' return included Ultra Petroleum Corp. (up 112%), Cal Dive International, Inc. (up 76%) and Patterson-UTI Energy (up 70%).

An overweight in Healthcare and good stock selection was also positive for the Series. Notable out-performers were Vertex Pharmaceuticals (up 160%) and, as a result of the December Amgen acquisition, Abgenix, Inc. (up 108%). An underweight in Industrials was offset by strong stock selection. Watsco Inc., U.S. distributor of air conditioning, heating, and refrigeration equipment, closed the year up 72%. Other top performing stocks were Administaff, Inc. and Red Hat, Inc., up 257% and 104%, respectively for the year. Red Hat, Inc., a software company, was added to the Nasdaq 100 as part of the stock market's annual reweighting of the index.

Materials was the only sector that significantly detracted from Series performance in 2005. Series holdings in this sector returned just 2% versus the Index sector return of 4.6%. On an individual security level, Amerigroup Corporation, Infospace, and Flir Systems Inc. were the top three detractors.

                            SMALL-CAP GROWTH SERIES

The Series' 2005 return was 0.55%, falling short of the Russell 2000 Growth Index return of 4.15% and the 5.70% median return for the Morningstar Small-Cap Growth Universe. Delaware Investment Management was the sub-advisor to the Series for almost the full year 2005 -- replaced by Trusco Capital Management in mid-December.

Small-cap growth stocks were the worst place to be in 2005. The Russell 2000 Growth Index returned 4.1%, underperforming all other caps and styles. For the Series, weak industry selection overshadowed positive stock selection. The best performing sectors in the Russell 2000 Growth Index were Energy (up 53%), Materials (up 6.4%) and Industrials (up 5.8%). The Series, however, was underweight in these sectors as the portfolio manager believed these commodity-driven volatile sectors would not produce sustainable growth. An overweight in Financials was a positive contributor to overall performance. Hibbett Sporting Goods, Inc. (up 60%), Amylin Pharmaceuticals (up 70%), and Aquantive, Inc. (up 182%) were the largest security contributors to performance.

                            AGGRESSIVE EQUITY SERIES

With a 2005 return of 8.20%, the Series outperformed the Russell 1000 Growth Index of 5.27%. While value stocks continued to dominate growth stocks within the large-cap space, the fourth quarter of 2005 marked the

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

third consecutive quarter that large growth stocks outperformed their value counterparts, perhaps indicating a turning of the tide.

The Series' stock selection and overweight position in typical growth industries benefited the portfolio. The 13% overweight to the Information Technology sector included most of the Series' top performers. Internet service provider, Google, Inc. and Apple Computers, Inc. soared throughout the year returning 115% and 123%, respectively. Semi-conductor companies with strong returns included Broadcom (up 59%) and Marvel Technologies (up 58%), which designs chips for hard disc drives used in iPods, portable computers and other broadband applications.

In the Consumer Discretionary sector, Chico's FAS, Inc. was a top performer. Chico's FAS is a women's clothing and accessory retailer selling its products through retail stores and catalogs. A 4% underweight position to the strong performing Energy sector detracted slightly from the Series' annual return. The Series continues to be overweighted to mid- and large-cap stocks at the expense of megacaps. This overweight was additive for the year.

                             HIGH YIELD BOND SERIES

The Series generated a return of 3.34% versus the Merrill Lynch High Yield Master II Index of 2.72% and a 2.46% median return for the Morningstar High Yield Bond Universe. The Series benefited from the manager's general outlook, which anticipated continuing economic growth due to improving corporate cash flows and modestly rising interest rates. This perspective led to a strategy that included a shorter duration exposure and greater credit exposure.

Throughout the year, the Series' short duration stance helped in the rising interest rate environment. Moreover, the overweight to the lower-quality CCC credit sector (31% in the fund versus 14% in the benchmark by year end) was additive, especially because good security selection within this sector generated additional excess return. The Series successfully navigated the credit storm when General Motors and Ford bonds made a rapid decent from investment grade to junk bond status.

Industries that benefited the Series' return for the year included Air Transportation, including American and Delta, as airline prospects picked up; Chemicals, including BCP Crystal Holdings and Lyondel Chemical, with strong export demand from developing nations; Transportation, especially railroads such as TFM SA, as people substituted coal for petroleum; and Gaming, including Mohegan Tribal Gaming Authority and Trump Entertainment, as cash flows provided the ability to service high yield principal and interest.

Sectors that negatively affected performance included Financial Services, such as E*TRADE and CB Richard Ellis; Autos (Tenneco); and Paper, including Smurfit Stone Container.

                          INTERNATIONAL EQUITY SERIES

In light of the robust overseas returns, the Series posted a strong absolute return of 11.20% for the year, but fell short of the 14.96% return of the Morgan Stanley Capital International World ex-US Equity Index. The strengthening dollar meant that the Series did not enjoy the full benefit of the foreign markets' local returns. The performance shortfall was primarily attributable to the growth portion of the Series. One security in particular, Elan, was responsible for a majority of the loss. A pharmaceutical company domiciled in Ireland, Elan was a top holding in the Series during the early part of the year. The stock underperformed on negative news regarding a multiple sclerosis drug, and the resulting fallout cost the Series about 1.50% of performance. Later in the year, it was exposure to flat panel television companies that hurt returns. The industry sold off significantly with holdings such as LG Phillips and Chi Mei Optoelectronics Corp. down approximately 30% in

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

aggregate. For the full year, the 7% Series overweight to the Consumer Discretionary stocks, the worst performing sector for the index, was the biggest performance detractor.

The Series did reap strong performance in the Energy and Financial sectors. Among energy stocks, names such as Petro-Canada, (up 58%) and Husky Energy (up 80%) were up on increasing prices. Financials saw profits from holdings in Japan, which benefited from the strengthening picture of balance sheets of financial companies there.

The Series had a modest 4.5% exposure to emerging markets for the year which was a positive contribution to return, as emerging markets were up 34% for the year.

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2005

                                                                           HIGH       INTERMEDIATE
                                                           MONEY         QUALITY       GOVERNMENT
                                                           MARKET          BOND           BOND
                                                        ------------   ------------   ------------
ASSETS:
Securities, at cost...................................  $699,954,298   $804,162,449   $266,734,256
                                                        ============   ============   ============
Securities, at value, including investments held as
  collateral for securities out on loan (Notes 2 and
  4)..................................................  $699,954,298   $791,382,073   $265,743,380
Repurchase agreements (cost equals market)............    64,809,827      2,538,212     31,249,456
Cash..................................................            --             --             --
Cash at broker........................................            --             --             --
Foreign currency holdings, at value (cost
  $22,052,678)........................................            --             --             --
Receivable for securities sold........................            --             --     52,459,602
Unrealized appreciation on foreign currency forward
  and spot contracts (Note 10)........................            --             --             --
Variation margin......................................            --             --             --
Interest receivable...................................     1,239,809      4,983,252      1,841,746
Dividends receivable..................................            --             --             --
Foreign tax reclaim receivable........................            --             --             --
Receivable from Advisor...............................            --             --             --
Receivable from securities lending (net)..............            --         13,010         12,992
                                                        ------------   ------------   ------------
Total assets..........................................   766,003,934    798,916,547    351,307,176
                                                        ------------   ------------   ------------
LIABILITIES:
Due to Advisor........................................            --             --             --
Due to Custodian......................................            --             --             --
Collateral for securities out on loan.................            --     10,225,000     60,166,347
Payable for securities purchased......................            --             --     29,908,194
Securities sold short, at value (proceeds
  $166,575,457).......................................            --             --             --
Written options, at value (premium $186,315)..........            --             --             --
Unrealized depreciation on foreign currency forward
  and spot contracts (Note 10)........................            --             --             --
Variation margin......................................            --             --             --
Investment advisory fees..............................       155,905        221,657         75,674
Accrued expenses......................................        70,771         70,724         50,438
Contingent liability (Note 6).........................            --             --             --
                                                        ------------   ------------   ------------
Total liabilities.....................................       226,676     10,517,381     90,200,653
                                                        ------------   ------------   ------------
NET ASSETS............................................  $765,777,258   $788,399,166   $261,106,523
                                                        ============   ============   ============

                       See notes to financial statements.

                              TOTAL
               CORE          RETURN                        VALUE &                        GROWTH &
               BOND           BOND         BALANCED         INCOME          VALUE          INCOME
          --------------   -----------   ------------   --------------   -----------   --------------

          $2,667,687,695   $79,563,350   $423,423,019   $2,919,820,629   $33,489,097   $1,148,007,269
          ==============   ===========   ============   ==============   ===========   ==============

          $2,650,242,346   $79,536,894   $445,197,531   $3,257,195,169   $34,069,401   $1,267,710,870
              20,000,000    10,632,489     18,527,728       75,971,770     3,667,757        9,108,749
               2,136,372            --        110,600               --            --               --
                      --       150,000        300,000               --            --          560,000
              21,365,693            --             --               --            --               --
             351,732,896       195,133      4,432,749       13,371,369        39,292       11,493,226

                 552,492         7,344         81,176               --            --               --
                      --            --          1,541               --            --               --
              18,034,094       447,131      1,055,878           44,318           389           12,756
                      --        11,463        419,578        3,714,394        48,926        1,764,517
                      --            --             --               --            --               --
                      --        12,779         10,451               --        15,945               --
                  61,474            --          4,195           34,754            --           41,891
          --------------   -----------   ------------   --------------   -----------   --------------
           3,064,125,367    90,993,233    470,141,427    3,350,331,774    37,841,710    1,290,692,009
          --------------   -----------   ------------   --------------   -----------   --------------

                      --            --             --               --            --               --
                      --            --      2,224,475               --            --          724,422
             208,030,600            --     15,913,228      307,114,865            --       99,867,379
             634,926,924    20,865,226     40,921,187       23,792,978     2,668,390       10,639,192
             167,143,064            --             --               --            --               --
                  69,875            --             --               --            --               --

                 164,573         4,968        120,192               --            --               --
                 124,676         2,091             --               --            --            8,338
                 584,473        19,902        152,390        1,121,869        10,758          587,683
                 188,147        28,187         62,300          241,765        24,050          106,126
                      --            --             --               --            --               --
          --------------   -----------   ------------   --------------   -----------   --------------
           1,011,232,332    20,920,374     59,393,772      332,271,477     2,703,198      111,933,140
          --------------   -----------   ------------   --------------   -----------   --------------
          $2,052,893,035   $70,072,859   $410,747,655   $3,018,060,297   $35,138,512   $1,178,758,869
          ==============   ===========   ============   ==============   ===========   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                                          EQUITY         MID-CAP        MID-CAP
                                                          GROWTH          VALUE          GROWTH
                                                      --------------   ------------   ------------
ASSETS:
Securities, at cost.................................  $2,397,433,385   $650,707,512   $288,539,416
                                                      ==============   ============   ============
Securities, at value, including investments held as
  collateral for securities out on loan (Notes 2 and
  4)................................................  $2,782,712,472   $690,590,249   $336,106,830
Repurchase agreements (cost equals market)..........      30,474,532     30,210,034      9,643,935
Cash................................................              --             --             --
Cash at broker......................................              --             --             --
Foreign currency holdings, at value (cost
  $10,689,848)......................................              --             --             --
Receivable for securities sold......................              --             --        290,624
Unrealized appreciation on foreign currency forward
  and spot contracts (Note 10)......................              --             --             --
Variation margin....................................              --             --             --
Interest receivable.................................          29,610         12,075          8,085
Dividends receivable................................       2,346,294        859,927         60,606
Foreign tax reclaim receivable......................           2,218             --             --
Receivable from Advisor.............................              --          6,672          3,322
Receivable from securities lending (net)............          68,773          7,118          9,004
                                                      --------------   ------------   ------------
Total assets........................................   2,815,633,899    721,686,075    346,122,406
                                                      --------------   ------------   ------------
LIABILITIES:
Due to Advisor......................................          14,695             --             --
Due to Custodian....................................              --             --             --
Collateral for securities out on loan...............     223,420,265     75,129,412     59,815,920
Payable for securities purchased....................       3,260,321      4,618,722      3,138,846
Unrealized depreciation on foreign currency forward
  and spot contracts (Note 10)......................              --             --             --
Variation margin....................................              --             --             --
Investment advisory fees............................       1,329,959        346,634        167,917
Accrued expenses....................................         226,598         59,769         49,281
Contingent liability (Note 6).......................              --             --             --
                                                      --------------   ------------   ------------
Total liabilities...................................     228,251,838     80,154,537     63,171,964
                                                      --------------   ------------   ------------
NET ASSETS..........................................  $2,587,382,061   $641,531,538   $282,950,442
                                                      ==============   ============   ============

                       See notes to financial statements.

           SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE     HIGH YIELD    INTERNATIONAL
             VALUE           EQUITY          GROWTH         EQUITY          BOND           EQUITY
          ------------   --------------   ------------   ------------   ------------   --------------

          $251,209,142   $1,365,874,892   $136,273,691   $359,770,887   $390,881,819   $1,501,332,918
          ============   ==============   ============   ============   ============   ==============

          $264,386,086   $1,525,034,512   $136,316,184   $417,662,383   $393,052,864   $1,797,181,916
            10,432,642       37,835,074      6,730,608      2,103,212     21,798,954       31,033,338
                    --               --             --             --             --               --
                    --               --             --             --             --               --
                    --               --             --             --             --       10,688,721
                    --        2,254,614      1,055,394      1,443,615             --        4,912,393

                    --               --             --             --            135              940
                    --               --             --             --             --               --
                 7,608           34,639          1,710          4,581      7,546,826          141,317
               109,656        1,198,327         24,988        425,823         16,145        1,822,736
                    --               --             --             --             --          398,394
                    --               --         22,024          3,484             --              921
                 4,335           55,536          3,964            858             --           31,781
          ------------   --------------   ------------   ------------   ------------   --------------
           274,940,327    1,566,412,702    144,154,872    421,643,956    422,414,924    1,846,212,457
          ------------   --------------   ------------   ------------   ------------   --------------

                 2,703           10,318             --             --          1,230               --
                    --               --             --             --             --               --
            55,066,408      259,405,644      8,438,426     36,910,309             --      118,326,135
               942,003        9,329,699      2,672,633      2,310,429      6,153,099        4,793,518

                    --               --             --             --             --           17,174
                    --           12,350             --             --             --               --
               147,747          862,808         95,150        250,792        186,848        1,040,791
                32,245          119,974         45,129         43,366         46,492          248,690
                    --               --             --             --             --               --
          ------------   --------------   ------------   ------------   ------------   --------------
            56,191,106      269,740,793     11,251,338     39,514,896      6,387,669      124,426,308
          ------------   --------------   ------------   ------------   ------------   --------------
          $218,749,221   $1,296,671,909   $132,903,534   $382,129,060   $416,027,255   $1,721,786,149
          ============   ==============   ============   ============   ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                            HIGH       INTERMEDIATE
                                                              MONEY        QUALITY      GOVERNMENT
                                                             MARKET         BOND           BOND
                                                           -----------   -----------   ------------
INVESTMENT INCOME (NOTE 2):
Interest income..........................................  $26,377,329   $27,128,270   $ 9,659,877
Securities lending income (net)..........................           --        34,499       120,699
Dividend income..........................................           --            --            --
Less: foreign withholding taxes..........................           --            --            --
                                                           -----------   -----------   -----------
Total income.............................................   26,377,329    27,162,769     9,780,576
                                                           -----------   -----------   -----------
EXPENSES (NOTE 2):
Investment advisory fees.................................    2,027,410     2,612,994       889,104
Custody fees.............................................      146,645       171,694        73,436
Audit fees...............................................       26,312        28,025        26,610
Legal fees...............................................       30,590        37,253        10,868
Reports to shareholders..................................        6,554         7,799         3,063
Other fees...............................................       27,584        24,956        11,895
                                                           -----------   -----------   -----------
Total expenses...........................................    2,265,095     2,882,721     1,014,976
Expenses reimbursed by the Advisor.......................           --            --            --
                                                           -----------   -----------   -----------
Net expenses.............................................    2,265,095     2,882,721     1,014,976
                                                           -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS).............................   24,112,234    24,280,048     8,765,600
                                                           -----------   -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) on transactions from:
  Securities.............................................       (1,321)   (3,873,615)   (4,498,062)
  Futures................................................           --            --            --
  Written options........................................           --            --            --
  Foreign currency transactions..........................           --            --            --
Change in net unrealized appreciation (depreciation) on:
  Securities.............................................           --    (5,794,902)     (713,722)
  Futures................................................           --            --            --
  Written options........................................           --            --            --
  Short sales............................................           --            --            --
  Foreign currency translations..........................           --            --            --
                                                           -----------   -----------   -----------
Net realized and unrealized gains (losses) on
  investments............................................       (1,321)   (9,668,517)   (5,211,784)
                                                           -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................  $24,110,913   $14,611,531   $ 3,553,816
                                                           ===========   ===========   ===========

---------------

(1) Commencement of Operations, May 6, 2005.

                       See notes to financial statements.

                             TOTAL
              CORE           RETURN                         VALUE &                  GROWTH &
              BOND          BOND(1)         BALANCED        INCOME       VALUE(1)     INCOME
          ------------   --------------   ------------   -------------   --------   -----------
          $ 80,751,592     $1,714,789     $  6,683,930   $   2,375,426   $ 22,995   $   428,447
               309,680             --           29,395         734,304         --       121,383
                    --         27,475        4,573,646      50,251,586    181,954    17,261,363
                    --             --               --        (120,251)      (366)      (40,646)
          ------------     ----------     ------------   -------------   --------   -----------
            81,061,272      1,742,264       11,286,971      53,241,065    204,583    17,770,547
          ------------     ----------     ------------   -------------   --------   -----------
             6,471,281        136,040        1,844,123      12,888,475     43,962     6,698,192
               494,384         43,169          253,075         524,488     29,423       252,896
                34,171         28,219           28,160          36,326     28,219        30,022
                90,777          2,639           21,769         165,079        550        56,023
                19,143            344           66,625          92,575        201        13,568
                88,184          1,379            6,728         110,968      1,219        46,806
          ------------     ----------     ------------   -------------   --------   -----------
             7,197,940        211,790        2,220,480      13,817,911    103,574     7,097,507
                    --        (56,316)        (171,455)             --    (55,215)           --
          ------------     ----------     ------------   -------------   --------   -----------
             7,197,940        155,474        2,049,025      13,817,911     48,359     7,097,507
          ------------     ----------     ------------   -------------   --------   -----------
            73,863,332      1,586,790        9,237,946      39,423,154    156,224    10,673,040
          ------------     ----------     ------------   -------------   --------   -----------
            (6,477,165)      (410,160)      25,146,537     256,256,688    262,769    61,012,020
             2,212,048         38,572          520,728              --         --       (61,117)
               864,930         28,041          104,520              --         --            --
            (6,020,058)       112,407         (155,938)             --         --          (187)
           (26,483,597)       (26,456)     (13,066,904)   (101,548,512)   580,304     6,508,944
               470,718         13,410         (125,867)             --         --       (23,415)
               116,440             --               --              --         --            --
              (878,427)            --          (31,741)             --         --            --
             5,644,968          2,388          504,647              --         --          (711)
          ------------     ----------     ------------   -------------   --------   -----------
           (30,550,143)      (241,798)      12,895,982     154,708,176    843,073    67,435,534
          ------------     ----------     ------------   -------------   --------   -----------
          $ 43,313,189     $1,344,992     $ 22,133,928   $ 194,131,330   $999,297   $78,108,574
          ============     ==========     ============   =============   ========   ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                            EQUITY        MID-CAP        MID-CAP
                                                            GROWTH         VALUE          GROWTH
                                                         ------------   ------------   ------------
INVESTMENT INCOME (NOTE 2):
Interest income........................................  $  1,868,866   $    837,735   $   243,424
Securities lending income (net)........................       303,316        154,668        72,671
Dividend income........................................    21,309,696      9,183,191       549,800
Less: foreign withholding taxes........................        (3,391)       (59,254)           --
                                                         ------------   ------------   -----------
Total income...........................................    23,478,487     10,116,340       865,895
                                                         ------------   ------------   -----------
EXPENSES (NOTE 2):
Investment advisory fees...............................    14,762,028      3,423,757     1,668,902
Custody fees...........................................       440,785        149,907        60,288
Audit fees.............................................        34,879         23,150        22,415
Legal fees.............................................       104,807         26,349         8,499
Reports to shareholders................................        26,160         14,335         2,487
Other fees.............................................        97,090         19,539        10,041
                                                         ------------   ------------   -----------
Total expenses.........................................    15,465,749      3,657,037     1,772,632
Expenses reimbursed by the Advisor.....................            --        (79,662)      (34,193)
                                                         ------------   ------------   -----------
Net expenses...........................................    15,465,749      3,577,375     1,738,439
                                                         ------------   ------------   -----------
NET INVESTMENT INCOME (LOSS)...........................     8,012,738      6,538,965      (872,544)
                                                         ------------   ------------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) on transactions from:
  Securities...........................................   106,473,301     58,473,413    16,182,706
  Futures..............................................            --             --            --
  Foreign currency transactions........................            --             --            --
Change in net unrealized appreciation (depreciation)
  on:
  Securities...........................................    60,565,829    (13,904,553)   17,077,446
  Futures..............................................            --             --            --
  Written options......................................            --             --            --
  Foreign currency translations........................          (108)            --            --
                                                         ------------   ------------   -----------
Net realized and unrealized gains (losses) on
  investments..........................................   167,039,022     44,568,860    33,260,152
                                                         ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $175,051,760   $ 51,107,825   $32,387,608
                                                         ============   ============   ===========

                       See notes to financial statements.

           SMALL-CAP        SPECIAL        SMALL-CAP     AGGRESSIVE     HIGH YIELD    INTERNATIONAL
             VALUE           EQUITY          GROWTH        EQUITY          BOND          EQUITY
          ------------   --------------   ------------   -----------   ------------   -------------
          $    374,560    $  1,087,431    $    161,023   $   131,397   $ 31,420,234   $    671,601
                40,257         609,839         128,052        58,893             --      1,081,663
             1,431,010       9,976,191         276,660     2,282,796        222,742     45,661,701
                (2,353)        (16,018)           (983)       (7,270)            --     (3,709,035)
          ------------    ------------    ------------   -----------   ------------   ------------
             1,843,474      11,657,443         564,752     2,465,816     31,642,976     43,705,930
          ------------    ------------    ------------   -----------   ------------   ------------
             1,588,559       9,871,350       1,012,859     2,876,807      2,087,039     11,275,694
                67,191         389,421          72,657       100,485        126,883      1,694,174
                22,317          32,274          22,122        25,920         26,937         35,084
                12,340          51,671           5,772        16,867         18,788         75,764
                 8,301          90,224          19,086        12,038          3,863         15,847
                 7,749          52,990           4,727         9,211         12,621         61,163
          ------------    ------------    ------------   -----------   ------------   ------------
             1,706,457      10,487,930       1,137,223     3,041,328      2,276,131     13,157,726
               (59,862)           (332)        (89,438)      (52,451)            --           (921)
          ------------    ------------    ------------   -----------   ------------   ------------
             1,646,595      10,487,598       1,047,785     2,988,877      2,276,131     13,156,805
          ------------    ------------    ------------   -----------   ------------   ------------
               196,879       1,169,845        (483,033)     (523,061)    29,366,845     30,549,125
          ------------    ------------    ------------   -----------   ------------   ------------
            10,466,324     150,782,575      17,043,638    25,848,657      2,376,419     79,654,574
                    --         180,475              --            --             --             --
                    --            (347)             --            --         88,320     (1,029,821)
           (18,234,057)    (26,525,774)    (14,455,154)    4,064,836    (18,982,146)    64,809,780
                    --        (137,225)             --            --             --             --
                    --              --              --            --             --             --
                    --             122              --            --             31       (260,276)
          ------------    ------------    ------------   -----------   ------------   ------------
            (7,767,733)    124,299,826       2,588,484    29,913,493    (16,517,376)   143,174,257
          ------------    ------------    ------------   -----------   ------------   ------------
          $ (7,570,854)   $125,469,671    $  2,105,451   $29,390,432   $ 12,849,469   $173,723,382
          ============    ============    ============   ===========   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                         HIGH        INTERMEDIATE
                                                        MONEY           QUALITY       GOVERNMENT
                                                       MARKET            BOND            BOND
                                                   ---------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss).....................  $    24,112,234   $  24,280,048   $   8,765,600
Net realized gains (losses) on transactions from:
  Securities.....................................           (1,321)     (3,873,615)     (4,498,062)
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Foreign currency transactions..................               --              --              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.....................................               --      (5,794,902)       (713,722)
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Short sales....................................               --              --              --
  Foreign currency translations..................               --              --              --
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from operations................................       24,110,913      14,611,531       3,553,816
                                                   ---------------   -------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
  Contributions..................................    3,000,861,945     394,658,991     134,271,687
  Withdrawals....................................   (3,068,547,985)   (311,465,734)   (133,221,631)
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests......................................      (67,686,040)     83,193,257       1,050,056
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets............      (43,575,127)     97,804,788       4,603,872
NET ASSETS:
Beginning of year................................      809,352,385     690,594,378     256,502,651
                                                   ---------------   -------------   -------------
End of year......................................  $   765,777,258   $ 788,399,166   $ 261,106,523
                                                   ===============   =============   =============

---------------

(1) Commencement of Operations, May 6, 2005.

                       See notes to financial statements.

                              TOTAL
               CORE          RETURN                        VALUE &                        GROWTH &
               BOND          BOND(1)       BALANCED         INCOME        VALUE(1)         INCOME
          --------------   -----------   ------------   --------------   -----------   --------------

          $   73,863,332   $ 1,586,790   $  9,237,946   $   39,423,154   $   156,224   $   10,673,040

              (6,477,165)     (410,160)    25,146,537      256,256,688       262,769       61,012,020
               2,212,048        38,572        520,728               --            --          (61,117)
                 864,930        28,041        104,520               --            --               --
              (6,020,058)      112,407       (155,938)              --            --             (187)

             (26,483,597)      (26,456)   (13,066,904)    (101,548,512)      580,304        6,508,944
                 470,718        13,410       (125,867)              --            --          (23,415)
                 116,440            --             --               --            --               --
                (878,427)           --        (31,741)              --            --               --
               5,644,968         2,388        504,647               --            --             (711)
          --------------   -----------   ------------   --------------   -----------   --------------

              43,313,189     1,344,992     22,133,928      194,131,330       999,297       78,108,574
          --------------   -----------   ------------   --------------   -----------   --------------

             746,674,137    95,063,361    126,239,193      844,155,946    46,721,034      276,213,786
            (392,462,176)  (26,335,494)  (157,352,155)    (725,690,301)  (12,581,819)    (311,511,925)
          --------------   -----------   ------------   --------------   -----------   --------------

             354,211,961    68,727,867    (31,112,962)     118,465,645    34,139,215      (35,298,139)
          --------------   -----------   ------------   --------------   -----------   --------------
             397,525,150    70,072,859     (8,979,034)     312,596,975    35,138,512       42,810,435

           1,655,367,885            --    419,726,689    2,705,463,322            --    1,135,948,434
          --------------   -----------   ------------   --------------   -----------   --------------
          $2,052,893,035   $70,072,859   $410,747,655   $3,018,060,297   $35,138,512   $1,178,758,869
          ==============   ===========   ============   ==============   ===========   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                         EQUITY          MID-CAP        MID-CAP
                                                         GROWTH           VALUE          GROWTH
                                                     --------------   -------------   ------------
FROM OPERATIONS:
Net investment income (loss).......................  $    8,012,738   $   6,538,965   $   (872,544)
Net realized gains (losses) on transactions from:
  Securities.......................................     106,473,301      58,473,413     16,182,706
  Futures..........................................              --              --             --
  Foreign currency transactions....................              --              --             --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.......................................      60,565,829     (13,904,553)    17,077,446
  Futures..........................................              --              --             --
  Written options..................................              --              --             --
  Foreign currency translations....................            (108)             --             --
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from operations..................................     175,051,760      51,107,825     32,387,608
                                                     --------------   -------------   ------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
  Contributions....................................     722,199,519     288,221,115    101,501,469
  Withdrawals......................................    (600,429,165)   (112,508,081)   (61,039,507)
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests........................................     121,770,354     175,713,034     40,461,962
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets..............     296,822,114     226,820,859     72,849,570
NET ASSETS:
Beginning of year..................................   2,290,559,947     414,710,679    210,100,872
                                                     --------------   -------------   ------------
End of year........................................  $2,587,382,061   $ 641,531,538   $282,950,442
                                                     ==============   =============   ============

                       See notes to financial statements.

           SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE      HIGH YIELD    INTERNATIONAL
             VALUE           EQUITY          GROWTH         EQUITY           BOND           EQUITY
          ------------   --------------   ------------   -------------   ------------   --------------

          $    196,879   $    1,169,845   $   (483,033)  $    (523,061)  $ 29,366,845   $   30,549,125

            10,466,324      150,782,575     17,043,638      25,848,657      2,376,419       79,654,574
                    --          180,475             --              --             --               --
                    --             (347)            --              --         88,320       (1,029,821)

           (18,234,057)     (26,525,774)   (14,455,154)      4,064,836    (18,982,146)      64,809,780
                    --         (137,225)            --              --             --               --
                    --               --             --              --             --               --
                    --              122             --              --             31         (260,276)
          ------------   --------------   ------------   -------------   ------------   --------------

            (7,570,854)     125,469,671      2,105,451      29,390,432     12,849,469      173,723,382
          ------------   --------------   ------------   -------------   ------------   --------------

            95,676,461      417,698,258     55,270,954     136,961,726    141,534,891      506,290,794
           (42,092,335)    (474,026,762)   (32,902,023)   (181,949,965)   (90,129,641)    (359,845,971)
          ------------   --------------   ------------   -------------   ------------   --------------

            53,584,126      (56,328,504)    22,368,931     (44,988,239)    51,405,250      146,444,823
          ------------   --------------   ------------   -------------   ------------   --------------
            46,013,272       69,141,167     24,474,382     (15,597,807)    64,254,719      320,168,205

           172,735,949    1,227,530,742    108,429,152     397,726,867    351,772,536    1,401,617,944
          ------------   --------------   ------------   -------------   ------------   --------------
          $218,749,221   $1,296,671,909   $132,903,534   $ 382,129,060   $416,027,255   $1,721,786,149
          ============   ==============   ============   =============   ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                     HIGH        INTERMEDIATE
                                    MONEY           QUALITY       GOVERNMENT          CORE                            VALUE &
                                   MARKET            BOND            BOND             BOND           BALANCED          INCOME
                               ---------------   -------------   -------------   --------------   --------------   --------------
FROM OPERATIONS:
Net investment income
 (loss)......................  $     9,662,640   $  19,775,354   $  6,716,294    $   55,855,452   $    9,264,257   $   43,091,333
Net realized gains (losses)
 on transactions from:
 Securities..................          (68,909)        151,339       (958,216)       17,584,819       28,014,567      136,210,030
 Futures, written options and
   short sales...............               --              --             --         2,034,427          275,477               --
 Foreign currency
   transactions..............               --              --             --           754,587         (797,829)              --
Change in net unrealized
 appreciation (depreciation)
 on:
 Securities..................               --     (10,070,723)    (1,623,256)       (9,954,093)      (4,120,704)     124,599,254
 Futures, written options and
   short sales...............               --              --             --         1,831,989          352,272               --
 Foreign currency
   translations..............               --              --             --         3,018,058          326,110               --
                               ---------------   -------------   -------------   --------------   --------------   --------------
Net increase (decrease) in
 net assets resulting from
 operations..................        9,593,731       9,855,970      4,134,822        71,125,239       33,314,150      303,900,617
                               ---------------   -------------   -------------   --------------   --------------   --------------
FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL
 INTERESTS:
 Contributions...............    2,390,217,896     297,813,199    108,850,896       481,906,477       80,900,947      698,778,362
 Withdrawals.................   (2,390,031,840)   (239,823,125)  (122,003,055)     (366,450,838)    (128,574,240)    (495,301,392)
                               ---------------   -------------   -------------   --------------   --------------   --------------
Net increase (decrease) in
 net assets resulting from
 transactions in investors'
 beneficial interests........          186,056      57,990,074    (13,152,159)      115,455,639      (47,673,293)     203,476,970
                               ---------------   -------------   -------------   --------------   --------------   --------------
Net increase (decrease) in
 net assets..................        9,779,787      67,846,044     (9,017,337)      186,580,878      (14,359,143)     507,377,587
NET ASSETS:
Beginning of year............      799,572,598     622,748,334    265,519,988     1,468,787,007      434,085,832    2,198,085,735
                               ---------------   -------------   -------------   --------------   --------------   --------------
End of year..................  $   809,352,385   $ 690,594,378   $256,502,651    $1,655,367,885   $  419,726,689   $2,705,463,322
                               ===============   =============   =============   ==============   ==============   ==============

                       See notes to financial statements.

       GROWTH &          EQUITY         MID-CAP        MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE
        INCOME           GROWTH          VALUE          GROWTH         VALUE           EQUITY          GROWTH         EQUITY
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
    $   13,107,310   $   14,044,832   $  2,363,116   $   (545,142)  $    436,366   $    1,933,139   $   (487,624)  $  (1,780,244)
       115,263,875       31,940,963     42,407,767     12,882,888     11,963,670      237,402,239      8,624,552      53,282,314
           218,837               --             --             --             --          383,845             --              --
                --         (195,930)            --             --             --           (1,419)            --              --
       (14,746,118)     124,528,399     28,735,824     14,287,960     16,063,298      (94,435,273)     1,287,183      (6,938,097)
           (25,648)              --             --             --             --          (63,125)            --              --
                --          252,838             --             --             --             (128)            --              --
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
       113,818,256      170,571,102     73,506,707     26,625,706     28,463,334      145,219,278      9,424,111      44,563,973
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
       240,606,463      588,107,212    187,619,787     70,645,237     81,981,796      387,584,089     48,004,475     134,545,173
      (281,865,617)    (443,755,067)   (62,608,934)   (52,917,945)   (38,596,639)    (575,873,750)   (32,589,077)   (152,715,289)
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
       (41,259,154)     144,352,145    125,010,853     17,727,292     43,385,157     (188,289,661)    15,415,398     (18,170,116)
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
        72,559,102      314,923,247    198,517,560     44,352,998     71,848,491      (43,070,383)    24,839,509      26,393,857
     1,063,389,332    1,975,636,700    216,193,119    165,747,874    100,887,458    1,270,601,125     83,589,643     371,333,010
    --------------   --------------   ------------   ------------   ------------   --------------   ------------   -------------
    $1,135,948,434   $2,290,559,947   $414,710,679   $210,100,872   $172,735,949   $1,227,530,742   $108,429,152   $ 397,726,867
    ==============   ==============   ============   ============   ============   ==============   ============   =============

      HIGH YIELD    INTERNATIONAL
         BOND           EQUITY
     ------------   --------------
     $ 24,965,405   $   21,837,655
        2,115,482      115,705,922
               --               --
          (38,584)      (1,206,452)
        4,878,847       90,404,364
               --               --
           (2,274)       1,402,931
     ------------   --------------
       31,918,876      228,144,420
     ------------   --------------
      119,654,473      363,246,391
      (82,501,587)    (238,806,763)
     ------------   --------------
       37,152,886      124,439,628
     ------------   --------------
       69,071,762      352,584,048
      282,700,774    1,049,033,896
     ------------   --------------
     $351,772,536   $1,401,617,944
     ============   ==============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER -- 37.6%
$39,460,000   Abbey National NA LLC,
                4.50%, 01/03/06..............  $ 39,445,203
 30,410,000   Bank of America Corp.,
                4.19%, 01/31/06..............    30,300,279
 30,980,000   Barclays US Funding LLC,
                4.16%, 01/09/06..............    30,947,781
 19,040,000   Ciesco LLC -- 144A,
                4.19%, 01/12/06..............    19,013,407
 30,710,000   Credit Suisse First Boston New
                York,
                4.21%, 01/23/06..............    30,627,399
 10,630,000   Deutsche Bank Financial LLC,
                4.39%, 01/03/06..............    10,626,111
 30,630,000   Goldman Sachs Group LP,
                4.36%, 01/04/06..............    30,615,161
 33,180,000   HBOS Treasury Services PLC,
                4.16%, 02/02/06..............    33,053,473
 29,790,000   Jupiter Securities
                Corp. -- 144A,
                4.30%, 01/17/06..............    29,729,510
  3,945,000   Preferred Receivables
                Funding -- 144A,
                4.24%, 01/24/06..............     3,933,849
 29,850,000   Sheffield Receivables -- 144A,
                4.29%, 01/13/06..............    29,803,757
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
                $288,095,930)................   288,095,930
                                               ------------
              YANKEE CERTIFICATES OF DEPOSIT -- 15.3%
 30,910,000   Calyon New York,
                4.17%, 01/09/06..............    30,910,000
 22,390,000   Dexia Bank,
                4.34%, 02/02/06..............    22,390,000
 33,410,000   Lloyds Bank PLC New York,
                4.04%, 01/06/06..............    33,409,930
 30,130,000   Toronto Dominion Holdings,
                4.45%, 03/23/06..............    30,130,000
                                               ------------
              TOTAL YANKEE CERTIFICATES OF
                DEPOSIT (Cost
                $116,839,930)................   116,839,930
                                               ------------
              DOMESTIC CERTIFICATES OF DEPOSIT -- 6.5%
 14,470,000   First Tennessee Bank,
                4.31%, 01/31/06..............    14,470,000
 15,350,000   First Tennessee Bank,
                4.35%, 01/31/06..............    15,350,000
  4,410,000   Wells Fargo Bank NA,
                4.40%, 01/06/06..............     4,410,000
 15,580,000   Wells Fargo Bank NA,
                4.34%, 01/09/06..............    15,580,000
                                               ------------
              TOTAL DOMESTIC CERTIFICATES OF
                DEPOSIT (Cost $49,810,000)...    49,810,000
                                               ------------
              MEDIUM TERM CORPORATE NOTES -- 1.7%
 13,000,000   Caterpillar Financial Service
                Corp., Series MTN, Variable
                Rate,
                4.23%, 07/09/06(a) (Cost
                $13,000,000).................    13,000,000
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 12.4%
              FREDDIE MAC
$21,140,000   3.66%, 01/10/06................  $ 21,118,478
 33,580,000   3.80%, 07/12/06................    33,580,000
  3,430,000   3.97%, 01/17/06................     3,423,570
 37,110,000   4.23%, 04/25/06................    36,609,144
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES (Cost
                $94,731,192).................    94,731,192
                                               ------------
              SHORT TERM CORPORATE NOTES -- 17.9%
 16,900,000   American Express Credit
                Company, Variable Rate,
                4.39%, 04/05/06(a)...........    16,906,922
 10,440,000   Canadian Imperial Bank of
                Commerce, Variable Rate,
                4.21%, 12/22/06(a)...........    10,440,000
 33,400,000   HSBC Finance Corp., Variable
                Rate,
                4.55%, 06/22/06(a)...........    33,413,840
 14,000,000   Merrill Lynch & Company,
                Variable Rate,
                4.56%, 02/10/06(a)...........    14,000,000
 33,850,000   Morgan Stanley, Variable Rate,
                4.30%, 02/03/06(a)...........    33,850,000
 28,870,000   Societe Generale New York,
                Variable Rate,
                4.33%, 10/31/06(a)...........    28,866,484
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $137,477,246)....   137,477,246
                                               ------------
              TOTAL SECURITIES (Cost
                $699,954,298)................   699,954,298
                                               ------------
              REPURCHASE AGREEMENTS -- 8.5%
      9,827   With Investors Bank & Trust,
                dated 12/30/05, 3.82%, due
                01/03/06, repurchase proceeds
                at maturity $9,831
                (Collateralized by Small
                Business Administration,
                7.13% due 06/25/14, with a
                value of $10,318)............         9,827
 64,800,000   With Warburg Dillon Reed, dated
                12/30/05, 4.27%, due
                01/03/06, repurchase proceeds
                at maturity $64,830,744
                (Collateralized by Fannie
                Mae, 6.25%, due 02/01/11 with
                a value of $63,788,712, and
                Freddie Mac, 5.25%, due
                11/05/12 with a value of
                $2,311,070)..................    64,800,000
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $64,809,827)...........    64,809,827
                                               ------------
              Total Investments -- 99.9%
                (Cost $764,764,125)..........   764,764,125
              Other assets less
                liabilities -- 0.1%..........     1,013,133
                                               ------------
              NET ASSETS -- 100.0%...........  $765,777,258
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $764,764,125.
---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 70.7%
              AEROSPACE AND DEFENSE -- 0.6%
$ 4,375,000   The Boeing Company,
                8.10%, 11/15/06..............  $  4,491,957
                                               ------------
              AUTOMOBILE: RENTAL -- 0.6%
  4,800,000   General American Transportation
                Corp. (New York),
                6.75%, 05/01/09..............     4,973,395
                                               ------------
              BANKS -- 11.3%
  2,905,000   ABN AMRO Bank NV (Chicago),
                7.13%, 06/18/07..............     2,990,814
  3,000,000   American Express Centurion
                Bank, Series BKNT,
                4.38%, 07/30/09..............     2,946,417
  1,000,000   Bank of America Corp.,
                6.20%, 02/15/06..............     1,001,758
  4,000,000   Bank of America Corp.,
                7.13%, 03/01/09..............     4,254,700
  6,000,000   Bank of Montreal-Chicago,
                7.80%, 04/01/07..............     6,206,370
  4,600,000   Bank of Scotland -- 144A
                (United Kingdom),
                3.50%, 11/30/07..............     4,491,113
  5,600,000   Bank One Corp.,
                2.63%, 06/30/08..............     5,309,550
  2,000,000   BankBoston NA, Series BKNT,
                6.38%, 04/15/08..............     2,067,276
  2,000,000   HBOS Treasury Services
                PLC -- 144A(United Kingdom),
                3.75%, 09/30/08..............     1,948,038
  1,000,000   HSBC Bank PLC (United Kingdom),
                6.95%, 03/15/11..............     1,079,608
  5,333,000   Midland Bank PLC (United
                Kingdom),
                7.63%, 06/15/06..............     5,397,636
  4,090,909   National City Bank, Series
                BKNT,
                2.70%, 08/24/09..............     3,899,344
  2,825,000   National City Bank, Series
                BKNT,
                4.25%, 01/29/10..............     2,764,144
  1,000,000   National Westminster Bank
                (United Kingdom),
                7.38%, 10/01/09..............     1,086,537
  6,115,000   Nordea Bank Finland PLC, New
                York Branch,
                6.50%, 01/15/06..............     6,118,131
  3,000,000   Svenska Handelsbanken (New
                York),
                8.13%, 08/15/07..............     3,149,457
  3,000,000   Swiss Bank Corp.,
                7.25%, 09/01/06..............     3,040,467
  3,000,000   US Bank NA, Series BKNT,
                4.13%, 03/17/08..............     2,965,671
  6,300,000   US Central Credit Union,
                2.75%, 05/30/08..............     6,010,969
  3,125,000   Wachovia Corp.,
                5.63%, 12/15/08..............     3,198,438

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS (CONTINUED)
$ 7,000,000   Wachovia Corp., Floating Rate,
                4.46%, 07/20/07(c)...........  $  7,011,563
  3,166,000   Wells Fargo & Company,
                6.88%, 04/01/06..............     3,181,054
  6,000,000   Wells Fargo & Company, Floating
                Rate,
                4.58%, 09/28/07(b)...........     6,010,578
  2,150,000   Wells Fargo & Company, Series
                MTN, Floating Rate,
                4.52%, 03/10/08(b)...........     2,152,189
  1,000,000   Wells Fargo & Company, Series
                MTNH,
                6.75%, 10/01/06..............     1,012,759
                                               ------------
                                                 89,294,581
                                               ------------
              FINANCIAL SERVICES -- 9.1%
  7,672,000   Capital One Bank, Series BKNT,
                6.70%, 05/15/08..............     7,935,625
  2,050,000   Caterpillar Financial Services
                Corp., Series MTND,
                9.50%, 02/06/07..............     2,114,712
  2,000,000   Caterpillar Financial Services
                Corp., Series MTNF,
                3.63%, 11/15/07..............     1,956,896
  5,000,000   Citigroup, Inc.,
                3.50%, 02/01/08..............     4,870,190
  1,000,000   General Electric Capital Corp.,
                Series MTNA,
                8.70%, 03/01/07..............     1,039,845
  8,000,000   Goldman Sachs Group, Inc.,
                Series MTN, Floating Rate,
                4.50%, 10/07/11(b)...........     8,062,593
  1,000,000   Heller Financial, Inc.,
                6.38%, 03/15/06..............     1,003,430
  6,675,000   International Lease Finance
                Corp.,
                6.38%, 03/15/09..............     6,937,988
  2,250,000   Lehman Brothers Holdings, Inc.,
                7.00%, 02/01/08..............     2,343,386
  3,200,000   Lehman Brothers Holdings, Inc.,
                Series MTNG,
                3.95%, 11/10/09..............     3,084,755
  7,775,000   Merrill Lynch & Company, Series
                MTNC,
                4.83%, 10/27/08..............     7,764,271
  5,000,000   Morgan Stanley,
                3.88%, 01/15/09..............     4,856,350
  2,000,000   Morgan Stanley, Floating Rate,
                4.34%, 07/27/07(b)...........     2,003,436
  3,600,000   Residential Capital Corp.,
                6.13%, 11/21/08..............     3,611,106
  4,000,000   Residential Capital Corp.,
                6.38%, 06/30/10..............     4,068,388
  2,100,000   The Bear Stearns Companies,
                Inc.,
                3.25%, 03/25/09..............     1,993,343

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$ 6,000,000   The Bear Stearns Companies,
                Inc., Floating Rate,
                4.39%, 04/29/08(b)...........  $  6,015,006
  2,181,810   Toyota Motor Credit Corp.,
                Series MTN,
                2.75%, 08/06/09..............     2,098,247
                                               ------------
                                                 71,759,567
                                               ------------
              FOOD AND BEVERAGE -- 0.5%
  4,000,000   General Mills, Inc.,
                5.13%, 02/15/07..............     3,997,632
                                               ------------
              INSURANCE -- 1.2%
 10,000,000   Met Life Global Funding
                I -- 144A,
                4.25%, 07/30/09..............     9,815,900
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.4%
  3,000,000   Abbott Laboratories,
                5.63%, 07/01/06..............     3,014,298
                                               ------------
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES AND AUTOMOTIVE EQUIPMENT -- 13.8%
  6,500,000   AmeriCredit Automobile
                Receivables Trust, Series
                2005-AX, Class A3,
                3.63%, 01/06/10..............     6,427,052
  4,500,000   Bay View Auto Trust, Series
                2005-LJ1, Class A4,
                4.09%, 05/25/12..............     4,407,441
  3,000,000   Capital Auto Receivables Asset
                Trust, Series 2005-1, Class
                A4,
                4.05%, 07/15/09..............     2,968,863
    190,089   Capital One Auto Finance Trust,
                Series 2003-A, Class A3A,
                1.83%, 10/15/07..............       189,843
  4,000,000   Capital One Auto Finance Trust,
                Series 2005-A, Class A3,
                4.28%, 07/15/09..............     3,968,563
  2,000,000   Capital One Auto Finance Trust,
                Series 2005-BSS, Class A3,
                4.08%, 11/15/09..............     1,974,694
  2,000,000   Capital One Auto Finance Trust,
                Series 2005-C, Class A3,
                4.61%, 07/15/10..............     1,992,345
  3,500,000   Capital One Prime Auto
                Receivables Trust,
                Series 2004-3, Class A4,
                3.69%, 06/15/10..............     3,415,434
  4,500,000   Carmax Auto Owner Trust, Series
                2004-2, Class A4,
                3.46%, 09/15/11..............     4,371,500
  3,100,000   Carmax Auto Owner Trust, Series
                2005-2, Class A4,
                4.34%, 09/15/10..............     3,055,573
  3,000,000   Chase Manhattan Auto Owner
                Trust, Series 2005-A, Class
                CTFS,
                4.04%, 04/15/11..............     2,944,689

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES AND AUTOMOTIVE EQUIPMENT
                (CONTINUED)
$   428,495   Chevy Chase Auto Receivables
                Trust, Series 2001-2, Class
                A4,
                4.44%, 04/16/07..............  $    428,573
  7,500,000   Fifth Third Auto Trust, Series
                2004-A, Class A4,
                3.70%, 10/20/11..............     7,351,504
  2,250,000   Ford Credit Auto Owner Trust,
                Series 2005-B, Class B,
                4.64%, 04/15/10..............     2,228,615
  2,400,000   Ford Credit Auto Owner Trust,
                Series 2005-C, Class A3,
                4.30%, 08/15/09..............     2,377,122
  3,600,000   Ford Credit Auto Owner Trust,
                Series 2005-C, Class B,
                4.52%, 09/15/10..............     3,547,603
  3,556,215   Franklin Auto Trust, Series
                2003-1, Class A4,
                2.27%, 05/20/11..............     3,476,992
  2,000,000   Franklin Auto Trust, Series
                2004-1, Class A2,
                3.57%, 03/16/09..............     1,980,421
  3,000,000   Harley-Davidson Motorcycle
                Trust, Series 2004-1, Class
                A2,
                2.53%, 11/15/11..............     2,899,546
  5,000,000   Hertz Vehicle Financing
                LLC -- 144A, Series 2005-2A,
                Class A2,
                4.93%, 02/25/10..............     5,016,406
    206,702   Household Automotive Trust,
                Series 2003-1, Class A3,
                1.73%, 12/17/07..............       206,355
    108,334   Hyundai Auto Receivables Trust,
                Series 2002-A, Class A3,
                2.80%, 02/15/07..............       108,311
  3,500,000   Long Beach Auto Receivables
                Trust, Series 2005-B, Class
                A3,
                4.41%, 05/15/10..............     3,470,452
  2,651,567   National City Auto Receivables
                Trust, Series 2004-A, Class
                A3,
                2.11%, 07/15/08..............     2,617,172
    712,716   Onyx Acceptance Owner Trust,
                Series 2004-A, Class A3,
                2.19%, 03/17/08..............       708,947
  3,250,000   Onyx Acceptance Owner Trust,
                Series 2005-A, Class A4,
                3.91%, 09/15/11..............     3,183,137
  1,805,903   Regions Auto Receivables Trust,
                Series 2003-2, Class A3,
                2.31%, 01/15/08..............     1,795,587
  1,166,641   Ryder Vehicle Lease Trust,
                Series 2001-A, Class A5,
                6.17%, 11/15/07..............     1,172,277
  1,836,277   Susquehanna Auto Lease
                Trust -- 144A, Series 2003-1,
                Class A3,
                2.46%, 01/14/07..............     1,826,076

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES AND AUTOMOTIVE EQUIPMENT
                (CONTINUED)
$ 9,600,000   Susquehanna Auto Lease
                Trust -- 144A, Series 2005-1,
                Class A3,
                4.43%, 06/16/08..............  $  9,528,001
  2,000,000   Susquehanna Auto Lease
                Trust -- 144A, Series 2005-1,
                Class B,
                4.71%, 07/14/08..............     1,984,380
  3,311,198   Triad Auto Receivables Owner
                Trust, Series 2002-A, Class
                A4,
                3.24%, 08/12/09..............     3,282,822
  8,500,000   Wachovia Auto Owner Trust,
                Series 2004-A, Class A4,
                3.66%, 07/20/10..............     8,333,737
  4,500,000   WFS Financial Owner Trust,
                Series 2004-1, Class A4,
                2.81%, 08/22/11..............     4,384,043
  1,154,260   Whole Auto Loan Trust, Series
                2003-1, Class A3B,
                1.99%, 05/15/07..............     1,148,527
                                               ------------
                                                108,772,603
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 3.0%
  5,000,000   Citibank Credit Card Issuance
                Trust, Series 2000-A3, Class
                A3,
                6.88%, 11/16/09..............     5,187,951
  1,550,000   Discover Card Master Trust I,
                Series 2002-2, Class B,
                5.45%, 10/15/09..............     1,561,798
  1,409,000   Fleet Credit Card Master Trust
                II, Series 2001-B, Class A,
                5.60%, 12/15/08..............     1,414,908
  1,700,000   Household Private Label Credit
                Card Master Note Trust I,
                Series 2002-2, Class A,
                Floating Rate,
                4.54%, 01/18/11(c)...........     1,702,759
  7,500,000   MBNA Credit Card Master Note
                Trust, Series 2005-A7, Class
                A7,
                4.30%, 02/15/11..............     7,413,319
  6,000,000   Nordstrom Private Label Credit
                Card -- 144A, Series 2001-1A,
                Class A,
                4.82%, 04/15/10..............     6,001,792
                                               ------------
                                                 23,282,527
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 4.7%
    736,252   Caterpillar Financial Asset
                Trust, Series 2003-A, Class
                A3,
                1.66%, 12/26/07..............       730,907
  4,008,588   Caterpillar Financial Asset
                Trust, Series 2004-A, Class
                A3,
                3.13%, 01/26/09..............     3,957,573
  5,000,000   Caterpillar Financial Asset
                Trust, Series 2005-A, Class
                A4,
                4.10%, 06/25/10..............     4,918,997

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCIAL SERVICES
                (CONTINUED)
$ 3,085,906   Community Program Loan Trust,
                Series 1987-A, Class A4,
                4.50%, 10/01/18..............  $  3,040,796
  7,409,207   Greenwich Capital Commercial
                Funding Corp., Series
                2005-GG5, Class A1,
                4.79%, 04/10/37..............     7,384,412
    504,731   Morgan Stanley Capital I,
                Series 2001-IQA, Class A2,
                5.33%, 12/18/32..............       504,931
  1,484,085   Morgan Stanley Capital I,
                Series 2003-T11, Class A1,
                3.26%, 06/13/41..............     1,441,371
  1,504,337   Morgan Stanley Capital I,
                Series 2004-T13, Class A1,
                2.85%, 09/13/45..............     1,449,276
  7,115,648   Morgan Stanley Capital I,
                Series 2005-HQ5, Class A1,
                4.52%, 01/14/42..............     7,051,195
  2,869,322   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A1,
                4.65%, 08/13/42..............     2,849,206
    107,503   Morgan Stanley Capital, Series
                2001-TOP3, Class A1,
                5.31%, 07/15/33..............       107,446
    831,162   PSE&G Transition Funding LLC,
                Series 2001-1, Class A3,
                5.98%, 06/15/08..............       835,072
  2,925,829   Public Service New Hampshire
                Funding LLC, Series 2001-1,
                Class A2,
                5.73%, 11/01/10..............     2,966,155
                                               ------------
                                                 37,237,337
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 12.1%
  2,065,102   Banc of America Commercial
                Mortgage, Inc., Series
                2002-2, Class A1,
                3.37%, 07/11/43..............     2,038,595
  2,399,890   Banc of America Commercial
                Mortgage, Inc., Series
                2003-2, Class A1,
                3.41%, 03/11/41..............     2,330,221
  1,328,823   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 1998-C1, Class A1,
                6.34%, 06/16/30..............     1,348,168
    570,647   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 1999-C1, Class A1,
                5.91%, 02/14/31..............       575,110
  1,471,812   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2001-TOP4, Class A1,
                5.06%, 11/15/16..............     1,473,071

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   868,582   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2002-PBW1, Class A1,
                3.97%, 11/11/35..............  $    847,012
  1,691,721   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2004-PWR5, Class A1,
                3.76%, 07/11/42..............     1,649,116
  1,942,245   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2005-PWR9, Class A1,
                4.50%, 09/11/42..............     1,919,920
  3,967,200   Citigroup/Deutsche Bank
                Commercial Mortgage Trust,
                Series 2005-CD1, Class A1,
                5.05%, 07/15/44..............     3,975,664
  2,164,324   Commercial Mortgage Pass-
                Through Certificates, Series
                2004-LB2A, Class A1,
                2.96%, 03/10/39..............     2,085,437
  5,000,000   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2001-CP4, Class A2,
                5.87%, 12/15/35..............     5,077,986
  3,137,532   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2003-C3, Class A1,
                2.08%, 05/15/38..............     3,015,507
  2,929,230   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2004-C1, Class A1,
                2.25%, 01/15/37..............     2,847,069
    743,215   GE Capital Commercial Mortgage
                Corp., Series 2001-3, Class
                A1,
                5.56%, 06/10/38..............       750,902
    419,776   GE Capital Commercial Mortgage
                Corp., Series 2002-1, Class
                A1,
                5.03%, 12/10/35..............       420,051
  3,571,728   GE Capital Commercial Mortgage
                Corp., Series 2002-3A, Class
                A1,
                4.23%, 12/10/37..............     3,502,025
  2,634,338   GE Capital Commercial Mortgage
                Corp., Series 2004-C3, Class
                A1,
                3.75%, 07/10/39..............     2,572,775
  2,249,163   GE Capital Commercial Mortgage
                Corp., Series 2005-C1, Class
                A1,
                4.01%, 06/10/48..............     2,211,717
  2,200,000   GMAC Mortgage Corp. Loan Trust,
                Series 2004-GH1, Class A2,
                4.39%, 12/25/25..............     2,183,002
    415,679   IMC Home Equity Loan Trust,
                Series 1997-3, Class A7,
                7.08%, 08/20/28..............       414,940
  1,059,474   Interstar Millennium Trust,
                Series 2003-3G, Class A2
                (Australia),
                Floating Rate,
                4.77%, 09/27/35(b)...........     1,061,840

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 1,782,543   Interstar Millennium Trust,
                Series 2004-2G, Class A
                (Australia),
                Floating Rate,
                4.69%, 03/14/36(b)...........  $  1,787,688
    778,303   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2002-C2, Class A1,
                4.33%, 12/12/34..............       762,501
  5,302,746   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-LDP4, Class A1,
                4.61%, 10/15/42..............     5,260,047
  3,250,408   JPMorgan Mortgage Trust, Series
                2005-A1, Class 5A1,
                4.48%, 02/25/35..............     3,170,123
  1,569,456   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1, Class
                A1,
                2.72%, 03/15/27..............     1,520,333
  1,850,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1, Class
                A2,
                3.32%, 03/15/27..............     1,791,316
  2,550,628   LB-UBS Commercial Mortgage
                Trust, Series 2003-C3, Class
                A1,
                2.60%, 05/15/27..............     2,455,398
  3,000,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C5, Class
                A2,
                3.48%, 07/15/27..............     2,896,939
  1,808,736   LB-UBS Commercial Mortgage
                Trust, Series 2004-C8, Class
                A1,
                3.94%, 12/15/29..............     1,772,624
    962,201   LB-UBS Commercial Mortgage
                Trust, Series 2005-C5, Class
                A1,
                4.74%, 09/15/40..............       958,441
  5,026,599   LB-UBS Commercial Mortgage
                Trust, Series 2005-C7, Class
                A1,
                4.99%, 11/15/30..............     5,035,647
  2,300,000   Permanent Financing PLC, Series
                7, Class 2A (United Kingdom),
                Floating Rate,
                4.52%, 09/10/14(b)...........     2,296,894
  3,000,000   Popular ABS Mortgage Pass-
                Through Trust, Series 2005-3,
                Class AF3,
                4.44%, 07/25/35..............     2,954,135
  3,400,000   Residential Asset Mortgage
                Products, Inc., Series
                2003-RS11, Class AI4,
                4.26%, 06/25/29..............     3,386,943
  7,625,000   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-23, Class 1A3,
                5.45%, 01/25/36(l)...........     7,657,763
  3,938,971   Wachovia Bank Commercial
                Mortgage Trust, Series
                2003-4, Class A1,
                3.00%, 04/15/35..............     3,822,495

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 5,625,000   Wells Fargo Mortgage Backed
                Securities Trust, Series
                2005-9, Class 1A1,
                4.75%, 10/25/35..............  $  5,533,390
                                               ------------
                                                 95,362,805
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 4.7%
  1,423,631   Bear Stearns Asset Backed
                Securities, Inc., Series
                2003-AC3, Class A1,
                4.00%, 07/25/33..............     1,399,099
  4,672,000   California Infrastructure PG&E
                Corp., Series 1997-1, Class
                A8,
                6.48%, 12/26/09..............     4,790,309
  1,296,426   California Infrastructure
                SCE-1, Series 1997-1, Class
                A6,
                6.38%, 09/25/08..............     1,307,794
    473,321   CIT Equipment Collateral,
                Series 2003-VT1, Class A3B,
                1.63%, 04/20/07..............       469,500
  1,256,798   CIT Equipment Collateral,
                Series 2004-VT1, Class A3,
                2.20%, 03/20/08..............     1,239,502
  1,819,895   CIT RV Trust, Series 1998-A,
                Class A5,
                6.12%, 11/15/13..............     1,833,584
  5,000,000   CNH Equipment Trust, Series
                2004-A,
                Class A3B, 2.94%, 10/15/08...     4,921,248
  4,594,805   Connecticut RRB Special Purpose
                Trust CL&P1, Series 2001-1,
                Class A3,
                5.73%, 03/30/09..............     4,626,892
  2,012,616   Crusade Global Trust, Series
                2004-2, Class A1 (Australia),
                Floating Rate,
                4.50%, 11/19/37(b)...........     2,015,906
  1,000,000   GE Dealer Floorplan Master Note
                Trust, Series 2004-1, Class
                B, Floating Rate,
                4.63%, 07/20/08(c)...........     1,000,773
  6,250,000   Marlin Leasing Receivables
                LLC -- 144A,
                Series 2005-1A, Class A2,
                4.49%, 01/15/08..............     6,229,495
  3,649,625   Nelnet Student Loan Corp.,
                Series 2001-A, Class A1,
                5.76%, 07/01/12..............     3,709,378
  1,432,762   PBG Equipment Trust, Series 1A,
                Class A,
                6.27%, 01/20/12..............     1,434,950
  2,400,000   Providian Gateway Master
                Trust -- 144A,
                Series 2004-FA, Class A,
                3.65%, 11/15/11..............     2,350,874
                                               ------------
                                                 37,329,304
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: RECEIVABLES -- 0.2%
$ 1,292,189   Alter Moneta Receivables
                LLC -- 144A, Series 2003-1,
                2.56%, 03/15/11..............  $  1,283,536
                                               ------------
              PRIVATE ASSET BACKED: TRANSPORTATION -- 1.0%
  2,150,000   E-Trade RV and Marine Trust,
                Series 2004-1, Class A3,
                3.62%, 10/08/18..............     2,065,686
    552,289   Railcar Leasing LLC -- 144A,
                Series 1, Class A1,
                6.75%, 07/15/06..............       555,330
  5,000,000   Railcar Leasing LLC, Series 1,
                Class A2,
                7.13%, 01/15/13..............     5,306,825
                                               ------------
                                                  7,927,841
                                               ------------
              PRIVATE ASSET BACKED: UTILITIES -- 0.5%
  3,991,739   PECO Energy Transition Trust,
                Series 1999-A, Class A6,
                6.05%, 03/01/09..............     4,027,336
                                               ------------
              SPECIAL PURPOSE ENTITY -- 1.0%
  2,500,000   New York Life Global
                Funding -- 144A,
                3.88%, 01/15/09..............     2,428,920
  5,000,000   New York Life Global
                Funding -- 144A, Floating
                Rate,
                4.46%, 02/26/07(b)...........     5,006,880
                                               ------------
                                                  7,435,800
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.2%
  2,000,000   SBC Communications Capital
                Corp., Series MTND,
                6.68%, 11/28/07..............     2,052,510
  7,350,000   Sprint Capital Corp.,
                6.38%, 05/01/09..............     7,634,232
                                               ------------
                                                  9,686,742
                                               ------------
              TRANSPORTATION -- 1.7%
  2,485,000   CSX Corp.,
                6.25%, 10/15/08..............     2,564,898
 10,000,000   Union Pacific Corp.,
                7.25%, 11/01/08..............    10,572,800
                                               ------------
                                                 13,137,698
                                               ------------
              UTILITIES -- 3.1%
  6,725,000   Alabama Power Company, Series
                G,
                5.38%, 10/01/08..............     6,806,776
  3,000,000   Consolidated Edison Company of
                New York, Inc.,
                4.70%, 06/15/09..............     2,982,798
  1,750,000   Metropolitan Edison Company,
                4.45%, 03/15/10..............     1,708,574
  3,195,000   Northern States Power Company
                (Minnesota),
                6.88%, 08/01/09..............     3,390,534

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$ 5,200,000   Northern States Power Company
                (Wisconsin),
                7.64%, 10/01/08..............  $  5,540,985
  4,150,000   Ohio Edison,
                4.00%, 05/01/08..............     4,051,678
                                               ------------
                                                 24,481,345
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $566,898,240)..........   557,312,204
                                               ------------
              US TREASURY SECURITIES -- 2.5%
              US TREASURY NOTES
 20,000,000   4.25%, 11/30/07(1)
                (Cost $19,939,790)...........    19,947,660
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 20.9%
              FANNIE MAE -- 3.2%
  7,000,000   3.00%, 03/02/07................     6,862,366
  1,048,691   PL# 254062, 6.00%, 10/01/11....     1,073,231
  2,082,713   PL# 254754, 4.50%, 05/01/10....     2,041,642
  3,112,043   PL# 254758, 4.50%, 06/01/13....     3,060,474
  1,562,088   PL# 254805, 5.00%, 06/01/13....     1,561,571
  3,096,704   PL# 254807, 5.00%, 07/01/13....     3,095,679
    766,480   PL# 323743, 5.00%, 04/01/14....       759,854
    468,772   PL# 429168, 6.00%, 05/01/13....       479,154
    366,377   PL# 50903, 6.00%, 09/01/08.....       372,091
    475,319   PL# 50973, 6.00%, 01/01/09.....       482,732
    487,789   PL# 517699, 6.00%, 07/01/14....       498,781
  1,548,926   PL# 545038, 6.00%, 09/01/14....     1,583,073
  3,086,684   PL# 555154, 5.50%, 12/01/22....     3,089,190
    295,256   PL# 609771, 6.00%, 09/01/08....       301,719
                                               ------------
                                                 25,261,557
                                               ------------
              FEDERAL HOME LOAN BANK -- 0.7%
  5,810,134   Series 6T-9009, 3.84%,
                11/25/09.....................     5,595,519
                                               ------------
              FREDDIE MAC -- 0.6%
  4,555,000   4.25%, 02/28/07................     4,529,465
                                               ------------
              FREDDIE MAC GOLD -- 1.1%
    183,168   PL# E00532, 6.50%, 02/01/13....       188,210
    316,781   PL# E00542, 6.50%, 04/01/13....       325,504
    841,532   PL# E00676, 5.50%, 06/01/14....       848,339
  1,199,150   PL# E89557, 5.50%, 04/01/17....     1,207,431
  4,678,917   PL# G40426, 5.50%, 03/01/11....     4,688,407
  1,072,613   PL# M90802, 4.00%, 03/01/08....     1,047,827
                                               ------------
                                                  8,305,718
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 0.3%
  2,099,716   PL# 436708, 5.75%, 12/15/22....     2,139,814
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 14.4%
$ 1,934,542   Fannie Mae -- ACES,
                Series 1998-M1, Class A2,
                6.25%, 01/25/08..............  $  1,966,377
    950,021   Fannie Mae, Series 1993-234,
                Class PC,
                5.50%, 12/25/08..............       951,156
  5,400,000   Fannie Mae, Series 2003-32,
                Class PE,
                4.00%, 03/25/26..............     5,239,694
  2,300,000   Fannie Mae, Series 2003-34,
                Class GT,
                4.00%, 01/25/27..............     2,262,860
  5,000,000   Fannie Mae, Series 2003-46,
                Class PQ,
                3.00%, 06/25/19..............     4,925,249
  2,550,000   Fannie Mae, Series 2003-62,
                Class OD,
                3.50%, 04/25/26..............     2,430,971
  2,666,605   Fannie Mae, Series 2003-63,
                Class GU,
                4.00%, 07/25/33..............     2,626,999
  1,500,000   Fannie Mae, Series 2003-67,
                Class GL,
                3.00%, 01/25/25..............     1,457,987
  6,306,854   Fannie Mae, Series 2003-69,
                Class GJ,
                3.50%, 12/25/31..............     5,978,983
  5,290,000   Fannie Mae, Series 2003-92,
                Class KQ,
                3.50%, 06/25/23..............     5,170,474
  3,057,204   Fannie Mae, Series 2004-21,
                Class QA,
                4.00%, 11/25/17..............     3,030,918
  3,451,655   Fannie Mae, Series 2004-70,
                Class DN,
                4.00%, 12/25/29..............     3,309,225
  6,700,000   Fannie Mae, Series 2004-80,
                Class LG,
                4.00%, 10/25/16..............     6,544,947
  7,885,686   Federal Home Loan Bank, Series
                00-0582, Class H,
                4.75%, 10/25/10..............     7,818,658
  5,542,275   Federal Home Loan Bank, Series
                1Y-9009, Class A,
                4.06%, 08/25/09..............     5,430,459
  2,873,334   Federal Home Loan Bank, Series
                3Q-9009, Class 1,
                3.92%, 09/25/09..............     2,788,731
  2,550,181   Freddie Mac, Series 2614, Class
                JA,
                3.76%, 03/15/29..............     2,440,871
  7,068,232   Freddie Mac, Series 2625, Class
                JD,
                3.25%, 07/15/17..............     6,689,844
  6,336,400   Freddie Mac, Series 2627, Class
                KP,
                2.87%, 12/15/16..............     5,976,499

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME EQ-
                UITY (CONTINUED)
$ 7,326,373   Freddie Mac, Series 2630, Class
                HC,
                4.00%, 01/15/17..............  $  7,125,040
  5,800,000   Freddie Mac, Series 2631, Class
                CD,
                4.00%, 10/15/26..............     5,586,246
  7,403,723   Freddie Mac, Series 2637,
                Class A,
                3.38%, 03/15/18..............     6,992,913
  5,565,934   Freddie Mac, Series 2672, Class
                HA,
                4.00%, 09/15/16..............     5,410,291
  3,917,974   Freddie Mac, Series 2760, Class
                EA,
                4.50%, 04/15/13..............     3,896,393
  2,409,617   Freddie Mac, Series 2782, Class
                HE,
                4.00%, 09/15/17..............     2,329,123
  5,771,642   Freddie Mac, Series 3056, Class
                AP,
                5.50%, 01/15/27..............     5,822,287
                                               ------------
                                                114,203,195
                                               ------------
              PRIVATE ASSET BACKED: US GOVERNMENT
                AGENCIES -- 0.6%
  5,000,000   Student Loan Marketing
                Association Student Loan
                Trust -- 144A, Series 2003-4,
                Class A5B,
                3.39%, 03/15/33..............     4,836,825
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $167,988,023)..........   164,872,093
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 1.2%
  5,000,000   Hydro Quebec, Series MTNB
                (Canada),
                6.52%, 02/23/06..............     5,013,840
  4,000,000   Province of Ontario (Canada),
                5.50%, 10/01/08..............     4,079,996
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (Cost $9,180,116)............     9,093,836
                                               ------------
              SECURITIES LENDING COLLATERAL -- 1.3%
 10,225,000   Securities Lending Collateral
                Investment (Note 4)
                (Cost $10,225,000)...........    10,225,000
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 3.8%
              FANNIE MAE -- 2.5%
 10,000,000   4.16%, 01/11/06................     9,987,288
 10,000,000   Series BB, 4.17%, 01/19/06.....     9,977,992
                                               ------------
                                                 19,965,280
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES (CONTINUED)
              FREDDIE MAC -- 1.3%
$10,000,000   4.08%, 01/30/06................  $  9,966,000
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES
                (Cost $29,931,280)...........    29,931,280
                                               ------------
              TOTAL SECURITIES
                (Cost $804,162,449)..........   791,382,073
                                               ------------
              REPURCHASE AGREEMENTS -- 0.3%
  2,538,212   With Investors Bank and Trust,
                dated 12/30/05,
                3.82%, due 01/03/06,
                repurchase proceeds at
                maturity $2,539,289
                (Collateralized by Small
                Business Administration,
                7.13%, due 04/25/15, with a
                value of $2,665,123) (Cost
                $2,538,212)..................     2,538,212
                                               ------------
              Total Investments -- 100.7%
                (Cost $806,700,661)..........   793,920,285
              Liabilities less other
                assets -- (0.7)%.............    (5,521,119)
                                               ------------
              NET ASSETS -- 100.0%...........  $788,399,166
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $806,797,200.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $    198,196
    Gross unrealized depreciation..........   (13,075,111)
                                             ------------
    Net unrealized depreciation............  $(12,876,915)
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 38.8%
              US TREASURY INFLATION INDEX -- 4.8%
$12,132,575   3.63%, 01/15/08................  $ 12,461,963
                                               ------------
              US TREASURY NOTES -- 34.0%
  2,000,000   3.25%, 01/15/09(1).............     1,937,110
  2,250,000   3.00%, 02/15/09................     2,160,178
  3,945,000   3.13%, 04/15/09................     3,796,447
  2,200,000   3.63%, 07/15/09................     2,146,892
  2,000,000   3.38%, 10/15/09................     1,931,954
 28,841,000   3.50%, 11/15/09(1).............    27,961,147
  2,000,000   3.50%, 12/15/09(1).............     1,938,360
  2,000,000   3.63%, 01/15/10................     1,945,782
  2,000,000   4.00%, 03/15/10................     1,971,954
  2,500,000   4.00%, 04/15/10................     2,464,455
 31,257,000   4.00%, 02/15/15(1).............    30,314,413
  1,900,000   4.25%, 08/15/15................     1,876,028
  8,509,000   4.50%, 11/15/15(1).............     8,581,463
                                               ------------
                                                 89,026,183
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $101,651,399)..........   101,488,146
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 24.4%
              FANNIE MAE -- 18.8%
  2,100,000   2.50%, 06/15/08................     1,993,952
 19,246,000   3.25%, 08/15/08................    18,566,885
  2,000,000   3.25%, 02/15/09................     1,917,022
  2,400,000   3.88%, 02/15/10................     2,325,910
  2,200,000   4.38%, 09/15/12................     2,152,733
  2,000,000   4.38%, 03/15/13................     1,950,426
  2,100,000   4.63%, 10/15/13................     2,078,238
  1,900,000   4.13%, 04/15/14................     1,814,954
     93,744   PL# 648057, 6.50%, 07/01/32....        96,897
  2,304,200   PL# 648688, 6.50%, 07/01/32....     2,381,502
    421,109   PL# 685402, 6.50%, 01/01/33....       433,714
 13,789,000   TBA, 5.00%, 01/01/36...........    13,362,395
                                               ------------
                                                 49,074,628
                                               ------------
              FEDERAL HOME LOAN BANK -- 2.1%
  2,000,000   Series 363,
                4.50%, 11/15/12..............     1,971,608
  2,000,000   Series 432,
                4.50%, 09/16/13..............     1,964,406
  1,500,000   Series P113,
                5.13%, 05/24/13..............     1,532,198
                                               ------------
                                                  5,468,212
                                               ------------
              FREDDIE MAC -- 3.2%
  2,200,000   3.63%, 09/15/08................     2,140,442
  2,200,000   4.25%, 07/15/09................     2,167,138

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC (CONTINUED)
$ 2,000,000   4.50%, 01/15/13................  $  1,967,486
  2,000,000   4.50%, 01/15/14................     1,966,184
                                               ------------
                                                  8,241,250
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 0.3%
    779,386   PL# 615244, 6.50%, 06/15/33....       814,477
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $63,920,905).................    63,598,567
                                               ------------
              CORPORATE BONDS AND NOTES -- 15.5%
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES AND AUTOMOTIVE EQUIPMENT -- 3.8%
    676,000   Navistar Financial Corp. Owner
                Trust, Series 2005-A, Class
                A4,
                4.43%, 01/15/14..............       666,086
  2,105,000   Triad Auto Receivables Owner
                Trust, Series 2005-A, Class
                A4,
                4.22%, 06/12/12..............     2,070,901
  3,499,000   Wachovia Auto Owner Trust,
                Series 2005-B, Class A5,
                4.93%, 11/20/12..............     3,498,743
  1,327,000   Wells Fargo Financial Auto
                Owner Trust, Series 2005-A,
                Class A4,
                4.28%, 05/15/12..............     1,304,436
  1,553,000   WFS Financial Owner Trust,
                Series 2004-4, Class A4,
                3.44%, 05/17/12..............     1,511,941
    856,000   WFS Financial Owner Trust,
                Series 2005-3, Class A4,
                4.39%, 05/17/13..............       845,197
                                               ------------
                                                  9,897,304
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 0.4%
  1,080,000   Citibank Credit Card Issuance
                Trust, Series 2003-A7, Class
                A7,
                4.15%, 07/07/17..............     1,020,991
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 1.7%
  1,075,000   Chase Issuance Trust, Series
                2005-A4, Class A4,
                4.23%, 01/15/13..............     1,050,693
  1,822,000   Greenwich Capital Commercial
                Funding Corp., Series
                2005-GG3, Class A3,
                4.57%, 08/10/42..............     1,771,562
  1,686,000   Morgan Stanley Capital I,
                Series 2005-T17, Class A5,
                4.78%, 12/13/41..............     1,641,290
                                               ------------
                                                  4,463,545
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND
                HOME EQUITY -- 6.8%
$    72,000   Ameriquest Mortgage Securities,
                Inc., Series 2003-IA1, Class
                A4,
                4.97%, 11/25/33..............  $     71,379
    857,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-6, Class A4,
                5.18%, 09/10/47..............       861,514
  1,614,000   Citigroup Commercial Mortgage
                Trust, Series 2004-C2, Class
                A5,
                4.73%, 10/15/41..............     1,568,403
  1,773,000   Citigroup Commercial Mortgage
                Trust, Series 2005-C3, Class
                A2,
                4.64%, 05/15/43..............     1,743,786
  3,321,000   Commercial Mortgage
                Pass-Through Certificates,
                Series 2005-C6, Class A5A,
                5.12%, 06/10/44..............     3,312,550
  1,639,000   Credit-Based Asset Servicing
                and Securities, Series
                2005-CB3, Class AF2,
                4.45%, 12/25/34..............     1,610,820
  3,428,000   JP Morgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-LDP3, Class A4A,
                4.94%, 08/15/42..............     3,369,407
  1,345,000   Merrill Lynch Mortgage Trust,
                Series 2005-MCP1, Class A2,
                4.56%, 05/12/43..............     1,317,568
  4,014,000   Wells Fargo Home Equity Trust,
                Series 2004-2, Class AI3,
                3.97%, 09/25/24..............     3,931,949
                                               ------------
                                                 17,787,376
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 2.1%
  2,164,000   CNH Equipment Trust, Series
                2004-A, Class A4B,
                3.48%, 09/15/11..............     2,099,764
  1,156,000   Countrywide Asset-Backed
                Certificates, Series 2005-1,
                Class AF3,
                4.58%, 07/25/35..............     1,141,154
   2,330,00   John Deere Owner Trust, Series
                2005-A, Class A4,
                4.16%, 05/15/12..............     2,288,100
                                               ------------
                                                  5,529,018
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: UTILITIES -- 0.7%
$ 1,571,000   PSE&G Transition Funding LLC,
                Series 2001-1, Class A8,
                6.89%, 12/15/17..............  $  1,792,086
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $40,995,605)...........    40,490,320
                                               ------------
              SECURITIES LENDING COLLATERAL -- 23.0%
 60,166,347   Securities Lending Collateral
                Investment (Note 4) (Cost
                $60,166,347).................    60,166,347
                                               ------------
              TOTAL SECURITIES
                (Cost $266,734,256)..........   265,743,380
                                               ------------
              REPURCHASE AGREEMENTS -- 12.0%
 31,249,456   With Investors Bank and Trust,
                dated 12/30/05, 3.82%, due
                01/03/06, repurchase proceeds
                at maturity $31,262,720
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                4.68%, due 08/25/34, with a
                value of $32,276,545 and
                Government National Mortgage
                Association, 4.38%, due
                01/20/23, with a value of
                $535,383) (Cost
                $31,249,456).................    31,249,456
                                               ------------
              Total Investments -- 113.7%
                (Cost $297,983,712)..........   296,992,836
              Liabilities less other
                assets -- (13.7)%............   (35,886,313)
                                               ------------
              NET ASSETS -- 100.0%...........  $261,106,523
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $298,509,992.

The following amount is based on cost for federal income tax purposes:

    Net unrealized depreciation.............  $(1,517,156)
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US TREASURY SECURITIES -- 28.5%
               US TREASURY BONDS -- 6.9%
$ 13,125,000   10.38%, 11/15/12(1).........  $   14,509,281
   5,210,000   8.13%, 08/15/19(1)..........       7,069,730
  26,490,000   8.50%, 02/15/20(1) (2)......      37,168,781
   6,275,000   8.00%, 11/15/21.............       8,647,000
  39,455,000   6.25%, 08/15/23(1)..........      47,127,182
  12,095,000   6.75%, 08/15/26.............      15,492,945
   7,500,000   5.50%, 08/15/28(d)..........       8,435,453
   3,220,000   5.38%, 02/15/31(1)..........       3,617,973
                                             --------------
                                                142,068,345
                                             --------------
               US TREASURY INFLATION INDEX -- 1.5%
  32,366,118   0.88%, 04/15/10.............      30,779,433
                                             --------------
               US TREASURY NOTES -- 20.1%
  61,175,000   2.50%, 10/31/06(d)..........      60,250,218
  27,975,000   3.88%, 07/31/07(1)..........      27,756,459
  12,500,000   4.00%, 08/31/07(1)..........      12,420,900
  43,705,000   4.00%, 09/30/07(1)..........      43,414,799
  37,740,000   4.25%, 10/31/07(1)..........      37,641,234
  55,400,000   4.25%, 11/30/07(1)..........      55,255,018
  38,890,000   4.13%, 08/15/08.............      38,687,966
 101,570,000   4.38%, 11/15/08(d)..........     101,617,637
  34,290,000   4.50%, 11/15/15(1)..........      34,582,014
                                             --------------
                                                411,626,245
                                             --------------
               TOTAL US TREASURY SECURITIES
                 (Cost $585,861,826).......     584,474,023
                                             --------------
               US GOVERNMENT AGENCY SECURITIES -- 39.8%
               FANNIE MAE -- 19.6%
   3,800,000   2.35%, 04/29/06.............       3,772,921
   2,760,000   1.75%, 06/16/06.............       2,725,304
  13,850,000   4.00%, 10/16/06.............      13,774,102
  25,850,000   2.71%, 01/30/07.............      25,302,678
  14,090,000   2.35%, 04/05/07.............      13,682,137
     398,223   PL# 252571,
                 7.00%, 07/01/29...........         416,054
       6,512   PL# 252716,
                 7.00%, 09/01/29...........           6,803
       1,439   PL# 253264,
                 7.00%, 05/01/30...........           1,502
       1,433   PL# 253346,
                 7.50%, 06/01/30...........           1,502
      18,714   PL# 253479,
                 7.00%, 10/01/30...........          19,541
      13,387   PL# 253698,
                 6.00%, 02/01/16...........          13,688
      46,343   PL# 253990,
                 7.00%, 09/01/16...........          48,169
      36,101   PL# 254008,
                 7.00%, 10/01/31...........          37,697
     463,018   PL# 254346,
                 6.50%, 06/01/32...........         476,002

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    403,536   PL# 254406,
                 6.50%, 08/01/32...........  $      414,853
       1,896   PL# 259141,
                 7.50%, 12/01/30...........           1,987
   1,232,293   PL# 323842,
                 5.50%, 07/01/14...........       1,242,725
      66,972   PL# 323967,
                 7.00%, 10/01/29...........          69,971
   2,918,627   PL# 357327,
                 5.00%, 01/01/18...........       2,892,969
       6,092   PL# 492742,
                 7.00%, 05/01/29...........           6,364
       7,448   PL# 503916,
                 7.50%, 06/01/29...........           7,813
       2,844   PL# 508415,
                 7.00%, 08/01/29...........           2,971
      18,453   PL# 515946,
                 7.00%, 10/01/29...........          19,279
         523   PL# 524164,
                 7.00%, 11/01/29...........             546
     116,753   PL# 524657,
                 7.00%, 01/01/30...........         121,914
      34,490   PL# 526053,
                 7.00%, 12/01/29...........          36,035
         591   PL# 527717,
                 7.50%, 01/01/30...........             620
       8,841   PL# 528107,
                 7.00%, 02/01/30...........           9,237
       1,333   PL# 531092,
                 7.50%, 10/01/29...........           1,398
      17,134   PL# 531497,
                 7.00%, 02/01/30...........          17,891
       6,591   PL# 531735,
                 7.00%, 02/01/30...........           6,882
       1,931   PL# 533841,
                 7.50%, 12/01/30...........           2,024
      32,075   PL# 535030,
                 7.00%, 12/01/29...........          33,512
      50,452   PL# 535103,
                 7.00%, 01/01/15...........          52,455
      12,926   PL# 535159,
                 7.00%, 02/01/30...........          13,505
      56,890   PL# 535195,
                 7.00%, 03/01/30...........          59,438
      20,583   PL# 535277,
                 7.00%, 04/01/30...........          21,504
     627,653   PL# 535675,
                 7.00%, 01/01/16...........         652,490
       1,339   PL# 535722,
                 7.00%, 02/01/31...........           1,398
       9,073   PL# 535723,
                 7.00%, 02/01/31...........           9,474
       2,029   PL# 535811,
                 6.50%, 04/01/31...........           2,086

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    142,388   PL# 535880,
                 7.00%, 02/01/31...........  $      148,713
       3,266   PL# 540211,
                 7.50%, 06/01/30...........           3,424
       6,065   PL# 542999,
                 7.50%, 08/01/30...........           6,358
     142,736   PL# 545194,
                 7.00%, 08/01/31...........         149,047
      46,746   PL# 545477,
                 7.00%, 03/01/32...........          48,797
     317,605   PL# 545759,
                 6.50%, 07/01/32...........         326,512
   1,228,058   PL# 545760,
                 6.50%, 07/01/32...........       1,262,497
     233,291   PL# 545762,
                 6.50%, 07/01/32...........         239,833
      46,262   PL# 545815,
                 7.00%, 07/01/32...........          48,307
      68,705   PL# 548822,
                 7.00%, 08/01/30...........          71,743
      50,642   PL# 549659,
                 7.00%, 02/01/16...........          52,637
      16,643   PL# 549962,
                 7.00%, 10/01/30...........          17,379
      51,097   PL# 549975,
                 7.00%, 10/01/30...........          53,356
       9,734   PL# 550440,
                 7.00%, 02/01/16...........          10,117
         360   PL# 550544,
                 7.50%, 09/01/30...........             377
      64,353   PL# 554493,
                 7.00%, 10/01/30...........          67,198
     352,470   PL# 555114,
                 5.50%, 12/01/17...........         355,016
      43,784   PL# 555144,
                 7.00%, 10/01/32...........          45,720
     559,912   PL# 555254,
                 6.50%, 01/01/33...........         575,723
     320,702   PL# 555798,
                 6.50%, 05/01/33...........         329,759
       1,636   PL# 558362,
                 7.50%, 11/01/30...........           1,715
         718   PL# 558519,
                 7.50%, 11/01/30...........             753
      11,535   PL# 559277,
                 7.00%, 10/01/30...........          12,045
      45,688   PL# 559313,
                 7.00%, 12/01/30...........          47,708
       2,386   PL# 559741,
                 7.50%, 01/01/31...........           2,501
      33,471   PL# 560384,
                 7.00%, 11/01/30...........          34,951
       1,476   PL# 560596,
                 7.50%, 01/01/31...........           1,547

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$      2,907   PL# 561678,
                 7.50%, 12/01/30...........  $        3,048
       1,516   PL# 564080,
                 7.50%, 12/01/30...........           1,590
      26,796   PL# 564183,
                 7.00%, 12/01/30...........          27,981
       1,939   PL# 564529,
                 7.50%, 12/01/30...........           2,032
      21,140   PL# 566658,
                 7.00%, 02/01/31...........          22,074
      56,596   PL# 574885,
                 6.00%, 05/01/16...........          57,872
       6,515   PL# 575285,
                 7.50%, 03/01/31...........           6,827
      10,883   PL# 577525,
                 6.00%, 05/01/16...........          11,129
      10,105   PL# 579161,
                 6.50%, 04/01/31...........          10,390
     212,353   PL# 579224,
                 6.00%, 04/01/16...........         217,138
      26,741   PL# 580179,
                 7.00%, 10/01/16...........          27,794
         714   PL# 580377,
                 7.50%, 04/01/31...........             748
       9,841   PL# 584811,
                 7.00%, 05/01/31...........          10,276
     199,902   PL# 585248,
                 7.00%, 06/01/31...........         208,740
      50,861   PL# 589395,
                 6.00%, 07/01/16...........          52,008
       1,152   PL# 589405,
                 7.50%, 06/01/31...........           1,208
      10,446   PL# 589893,
                 7.00%, 06/01/31...........          10,908
       4,761   PL# 592129,
                 7.50%, 06/01/31...........           4,989
      11,758   PL# 596895,
                 6.50%, 07/01/31...........          12,090
     124,925   PL# 596922,
                 6.00%, 08/01/16...........         127,740
      28,413   PL# 598125,
                 7.00%, 09/01/16...........          29,533
      55,143   PL# 600259,
                 6.00%, 08/01/16...........          56,386
      11,082   PL# 606551,
                 6.50%, 10/01/31...........          11,395
       6,175   PL# 606600,
                 7.00%, 10/01/31...........           6,448
      66,684   PL# 607386,
                 5.50%, 11/01/16...........          67,194
      22,739   PL# 610128,
                 7.00%, 10/01/31...........          23,745
     284,775   PL# 610579,
                 5.50%, 12/01/16...........         286,952

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     38,209   PL# 611323,
                 7.00%, 10/01/16...........  $       39,714
   2,479,850   PL# 619054,
                 5.50%, 02/01/17...........       2,497,766
       8,119   PL# 622119,
                 6.50%, 01/01/32...........           8,348
     297,033   PL# 624035,
                 6.50%, 01/01/32...........         307,571
      15,361   PL# 629236,
                 6.50%, 02/01/32...........          15,792
     903,748   PL# 631321,
                 5.50%, 02/01/17...........         910,277
      71,618   PL# 631606,
                 5.50%, 03/01/17...........          72,136
      67,969   PL# 632269,
                 7.00%, 05/01/32...........          70,974
      10,537   PL# 634563,
                 6.50%, 03/01/32...........          10,832
      92,533   PL# 634949,
                 7.00%, 05/01/32...........          96,592
     355,701   PL# 635164,
                 6.50%, 08/01/32...........         365,676
       2,605   PL# 644932,
                 6.50%, 07/01/32...........           2,678
       6,042   PL# 647556,
                 7.00%, 01/01/30...........           6,312
     679,614   PL# 648795,
                 6.50%, 08/01/32...........         698,673
     218,339   PL# 650206,
                 5.50%, 01/01/18...........         219,916
      72,333   PL# 650291,
                 6.50%, 07/01/32...........          74,361
      10,405   PL# 650872,
                 7.00%, 07/01/32...........          10,861
     122,322   PL# 650891,
                 6.50%, 07/01/32...........         125,752
     320,994   PL# 651649,
                 6.50%, 08/01/32...........         329,995
   1,426,565   PL# 652127,
                 6.50%, 06/01/32...........       1,466,570
       3,787   PL# 663353,
                 6.50%, 09/01/32...........           3,893
      47,285   PL# 664188,
                 5.50%, 09/01/17...........          47,626
      91,243   PL# 664194,
                 5.50%, 09/01/17...........          91,902
     598,461   PL# 670402,
                 6.50%, 06/01/32...........         615,243
     251,991   PL# 675314,
                 5.50%, 12/01/17...........         253,811
     399,637   PL# 676800,
                 5.50%, 01/01/18...........         402,524
     563,647   PL# 679631,
                 5.50%, 02/01/18...........         567,565

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    511,556   PL# 683199,
                 5.50%, 02/01/18...........  $      515,112
   1,074,747   PL# 694200,
                 4.50%, 05/01/18...........       1,049,003
       6,696   PL# 694372,
                 6.50%, 11/01/32...........           6,884
     114,160   PL# 695925,
                 5.50%, 05/01/18...........         114,953
   1,853,029   PL# 701161,
                 4.50%, 04/01/18...........       1,807,869
     664,914   PL# 711636,
                 4.50%, 05/01/18...........         648,709
   2,850,212   PL# 720317,
                 5.00%, 07/01/18...........       2,824,706
  26,133,224   PL# 725027,
                 5.00%, 11/01/33...........      25,420,666
  11,788,366   PL# 725162,
                 6.00%, 02/01/34...........      11,915,129
  22,451,292   PL# 725206,
                 5.50%, 02/01/34...........      22,293,662
      16,428   PL# 725269,
                 5.50%, 03/01/19...........          16,547
     317,508   PL# 725407,
                 6.50%, 01/01/34...........         326,474
     445,202   PL# 725418,
                 6.50%, 05/01/34...........         457,774
  14,246,103   PL# 725946,
                 5.50%, 11/01/34...........      14,124,697
     754,218   PL# 731682,
                 4.50%, 03/01/19...........         735,273
   6,029,977   PL# 735454,
                 5.50%, 11/01/18...........       6,073,540
   4,976,515   PL# 735494,
                 4.50%, 03/01/20...........       4,855,234
   1,620,088   PL# 735611,
                 5.50%, 03/01/20...........       1,631,792
  36,213,633   PL# 735989,
                 5.50%, 02/01/35...........      35,969,961
     213,852   PL# 738632,
                 5.00%, 11/01/18...........         211,938
   6,954,958   PL# 743575,
                 5.00%, 11/01/18...........       6,892,718
  12,000,000   PL# 745140,
                 5.00%, 11/01/35...........      11,625,000
     691,167   PL# 748257,
                 4.50%, 10/01/18...........         674,323
       9,668   PL# 748655,
                 6.50%, 09/01/33...........           9,922
     253,512   PL# 755813,
                 6.50%, 11/01/33...........         260,194
     169,974   PL# 757687,
                 5.50%, 07/01/34...........         168,526
      45,396   PL# 761808,
                 5.50%, 05/01/18...........          45,724

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    664,356   PL# 766312,
                 5.50%, 03/01/19...........  $      668,914
     717,384   PL# 766419,
                 4.50%, 03/01/19...........         699,364
     295,565   PL# 768313,
                 5.50%, 01/01/19...........         297,620
     264,556   PL# 774338,
                 6.50%, 02/01/34...........         271,528
     263,693   PL# 789873,
                 6.50%, 09/01/34...........         270,608
   8,541,300   PL# 806549, Variable Rate,
                 4.58%, 01/01/35(a)........       8,449,368
   1,693,523   PL# 844797,
                 4.50%, 10/01/35...........       1,595,440
   2,084,277   PL# 844803,
                 4.50%, 10/01/35...........       1,963,562
  68,600,000   TBA,
                 4.50%, 01/01/21...........      66,756,374
  38,400,000   TBA,
                 5.00%, 01/01/21...........      37,991,999
  31,800,000   TBA,
                 5.50%, 01/01/21...........      31,998,750
  19,800,000   TBA,
                 4.50%, 01/01/36...........      18,649,125
   2,200,000   TBA,
                 5.00%, 01/01/36...........       2,131,936
                                             --------------
                                                402,925,687
                                             --------------
               FREDDIE MAC -- 0.3%
   6,878,783   PL# 1B2853, Variable Rate,
                 4.29%, 04/01/35(a)........       6,745,570
                                             --------------
               FREDDIE MAC GOLD -- 14.7%
     171,408   PL# A16148,
                 6.00%, 11/01/33...........         173,375
     286,445   PL# A32037,
                 5.00%, 03/01/35...........         277,404
   1,346,345   PL# A38585,
                 5.50%, 10/01/35...........       1,334,705
     517,528   PL# B10307,
                 4.50%, 10/01/18...........         504,916
     606,624   PL# B11431,
                 4.50%, 12/01/18...........         591,841
      59,534   PL# B13285,
                 4.50%, 04/01/19...........          58,039
     843,126   PL# B14218,
                 4.50%, 05/01/19...........         821,959
   1,236,513   PL# B14518,
                 4.50%, 01/01/20...........       1,205,470
     737,424   PL# B16484,
                 5.00%, 10/01/19...........         730,701
   1,851,286   PL# B17118,
                 4.50%, 11/01/19...........       1,804,810
      29,134   PL# B17892,
                 4.50%, 10/01/19...........          28,424

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$  3,137,002   PL# B18144,
                 5.00%, 04/01/20...........  $    3,107,016
     185,210   PL# B18433,
                 4.50%, 05/01/20...........         180,287
     195,498   PL# B18493,
                 5.00%, 06/01/20...........         193,629
     501,834   PL# B18530,
                 5.00%, 06/01/20...........         497,037
     197,079   PL# B19022,
                 4.50%, 04/01/20...........         191,840
     922,888   PL# B19028,
                 4.50%, 03/01/20...........         898,357
   5,613,871   PL# B19043,
                 4.50%, 03/01/20...........       5,464,650
     317,272   PL# B19101,
                 4.50%, 04/01/20...........         308,839
     424,555   PL# B19108,
                 5.00%, 04/01/20...........         420,497
   1,619,716   PL# B19138,
                 5.00%, 04/01/20...........       1,604,233
     674,332   PL# B19177,
                 4.50%, 05/01/20...........         656,407
   1,319,822   PL# B19187,
                 4.50%, 04/01/20...........       1,284,740
     214,113   PL# B19188,
                 4.50%, 05/01/20...........         208,422
     180,434   PL# B19234,
                 5.00%, 04/01/20...........         178,710
     448,609   PL# B19238,
                 4.50%, 05/01/20...........         436,684
     740,412   PL# B19272,
                 4.50%, 05/01/20...........         720,731
   4,216,846   PL# B19621,
                 5.00%, 07/01/20...........       4,176,538
     423,503   PL# B19727,
                 5.00%, 08/01/20...........         419,455
      26,119   PL# B19932,
                 5.00%, 09/01/20...........          25,870
   3,541,297   PL# B19933,
                 5.00%, 09/01/20...........       3,507,446
   1,277,146   PL# C01271,
                 6.50%, 12/01/31...........       1,311,871
   3,659,353   PL# C57150,
                 6.00%, 05/01/31...........       3,706,110
       5,348   PL# C67653,
                 7.00%, 06/01/32...........           5,572
      74,648   PL# C67868,
                 7.00%, 06/01/32...........          77,765
      19,110   PL# C67999,
                 7.00%, 06/01/32...........          19,908
     170,238   PL# C68001,
                 7.00%, 06/01/32...........         177,348
     177,516   PL# C90229,
                 7.00%, 08/01/18...........         185,789

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$     28,572   PL# E00570,
                 6.00%, 09/01/13...........  $       29,165
     610,903   PL# E00592,
                 6.00%, 12/01/13...........         623,609
      28,925   PL# E00720,
                 6.00%, 07/01/14...........          29,532
      27,365   PL# E01007,
                 6.00%, 08/01/16...........          27,944
      88,880   PL# E01095,
                 6.00%, 01/01/17...........          90,759
     447,513   PL# E01488,
                 5.00%, 10/01/18...........         443,852
     521,418   PL# E01490,
                 5.00%, 11/01/18...........         517,142
      36,467   PL# E01638,
                 4.00%, 04/01/19...........          34,878
      40,905   PL# E69171,
                 6.00%, 02/01/13...........          41,756
      33,068   PL# E73319,
                 6.00%, 11/01/13...........          33,756
      48,027   PL# E73769,
                 6.00%, 12/01/13...........          49,026
      26,594   PL# E75990,
                 6.00%, 04/01/14...........          27,144
      36,404   PL# E76341,
                 6.00%, 04/01/14...........          37,174
      63,255   PL# E76730,
                 6.00%, 05/01/14...........          64,593
      43,808   PL# E76731,
                 6.00%, 05/01/14...........          44,735
      41,826   PL# E78995,
                 6.00%, 11/01/14...........          42,711
     318,582   PL# E84191,
                 6.00%, 07/01/16...........         325,314
       5,968   PL# E84758,
                 5.50%, 07/01/16...........           6,013
      24,468   PL# E85885,
                 6.00%, 11/01/16...........          24,985
     349,486   PL# E86502,
                 5.50%, 12/01/16...........         352,070
       5,927   PL# E86565,
                 5.50%, 12/01/16...........           5,971
     272,888   PL# E87961,
                 6.00%, 02/01/17...........         278,654
     522,310   PL# E88001,
                 6.00%, 02/01/17...........         533,315
      57,451   PL# E88452,
                 6.00%, 03/01/17...........          58,661
     347,024   PL# E88749,
                 6.00%, 03/01/17...........         354,357
     805,963   PL# E88789,
                 6.00%, 04/01/17...........         822,945
     182,684   PL# E88979,
                 5.50%, 04/01/17...........         183,946

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$    472,474   PL# E89282,
                 6.00%, 04/01/17...........  $      482,430
     824,805   PL# E89336,
                 6.00%, 05/01/17...........         842,184
      31,252   PL# E89653,
                 6.00%, 04/01/17...........          31,912
     603,932   PL# E89913,
                 6.00%, 05/01/17...........         616,657
   1,060,926   PL# E91644,
                 5.50%, 10/01/17...........       1,068,253
     294,324   PL# E91754,
                 5.50%, 10/01/17...........         296,357
     434,981   PL# E91774,
                 5.50%, 10/01/17...........         437,985
     190,896   PL# E91968,
                 5.50%, 10/01/17...........         192,214
     386,297   PL# E92113,
                 5.50%, 10/01/17...........         388,965
      29,361   PL# E95352,
                 4.50%, 04/01/18...........          28,645
      63,332   PL# E98821,
                 4.50%, 09/01/18...........          61,789
   1,874,349   PL# G01391,
                 7.00%, 04/01/32...........       1,953,266
  12,362,632   PL# G01912,
                 5.00%, 09/01/35...........      11,972,436
      22,490   PL# G11111,
                 6.00%, 04/01/16...........          22,965
     139,187   PL# G11394,
                 4.50%, 05/01/18...........         135,796
   8,538,821   PL# G11618,
                 4.50%, 05/01/18...........       8,334,023
     513,224   PL# G11639,
                 4.50%, 12/01/19...........         500,339
   3,803,943   PL# G11681,
                 5.00%, 04/01/20...........       3,769,262
  10,336,084   PL# G11720,
                 4.50%, 08/01/20...........      10,076,595
     484,552   PL# G11753,
                 5.00%, 08/01/20...........         479,920
  15,998,410   PL# G11768,
                 5.00%, 10/01/20...........      15,845,484
  16,248,451   PL# G11769,
                 5.00%, 10/01/20...........      16,093,135
   8,660,642   PL# G11777,
                 5.00%, 10/01/20...........       8,577,856
     237,511   PL# G18052,
                 4.50%, 05/01/20...........         231,198
   2,037,740   PL# G18065,
                 5.00%, 07/01/20...........       2,018,262
   8,999,994   PL# G18078,
                 5.00%, 10/01/20...........       8,913,964
   2,014,674   PL# G18089,
                 5.00%, 12/01/20...........       1,995,416

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$  3,328,857   PL# J00006,
                 5.00%, 09/01/20...........  $    3,297,037
   1,824,050   PL# J00147,
                 5.00%, 10/01/20...........       1,806,614
   1,553,283   PL# J00151,
                 5.00%, 10/01/20...........       1,538,435
   3,183,893   PL# J00154,
                 5.00%, 10/01/20...........       3,153,459
   3,086,935   PL# J00156,
                 5.00%, 10/01/20...........       3,057,428
     437,232   PL# J00159,
                 5.00%, 10/01/20...........         433,052
     478,159   PL# J00328,
                 5.00%, 11/01/20...........         473,588
   4,351,502   PL# J00331,
                 5.00%, 11/01/20...........       4,309,907
     996,319   PL# J00395,
                 5.00%, 11/01/20...........         986,796
     996,400   PL# J00409,
                 5.00%, 11/01/20...........         986,876
     996,389   PL# J00415,
                 5.00%, 11/01/20...........         986,864
     996,375   PL# J00438,
                 5.00%, 11/01/20...........         986,850
   3,110,284   PL# J00466,
                 5.00%, 11/01/20...........       3,080,553
   1,871,701   PL# J00469,
                 5.00%, 11/01/20...........       1,853,809
   2,989,272   PL# J00488,
                 5.00%, 12/01/20...........       2,960,698
     500,078   PL# J00604,
                 5.00%, 12/01/20...........         495,519
   3,582,483   PL# J00611,
                 5.00%, 12/01/20...........       3,548,239
   9,001,800   PL# J00630,
                 5.00%, 12/01/20...........       8,915,753
   4,445,900   PL# J00638,
                 5.00%, 12/01/20...........       4,403,402
   1,500,000   PL# J00696,
                 5.00%, 12/01/20...........       1,485,662
   3,972,170   PL# J00697,
                 5.00%, 12/01/20...........       3,934,201
   3,202,722   PL# J00724,
                 5.00%, 12/01/20...........       3,172,108
   2,511,018   PL# J00726,
                 5.00%, 12/01/20...........       2,487,016
     484,652   PL# J00728,
                 5.00%, 12/01/20...........         480,019
     726,997   PL# J00731,
                 5.00%, 12/01/20...........         720,048
     705,371   PL# J00733,
                 5.00%, 12/01/20...........         698,628
     868,216   PL# J00734,
                 5.00%, 12/01/20...........         859,917

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$  1,803,382   PL# J00806,
                 5.00%, 12/01/20...........  $    1,786,144
   3,460,846   PL# J00807,
                 5.00%, 12/01/20...........       3,427,764
   3,907,134   PL# J02239,
                 5.00%, 07/01/20...........       3,869,787
     278,885   PL# J02294,
                 5.00%, 07/01/20...........         276,219
   3,920,744   PL# J02590,
                 5.00%, 10/01/20...........       3,883,266
   8,176,492   PL# J02616,
                 5.00%, 10/01/20...........       8,098,334
     381,352   PL# J02621,
                 5.00%, 10/01/20...........         377,707
   1,501,348   PL# J02728,
                 5.00%, 11/01/20...........       1,486,997
   3,890,100   PL# M80813,
                 4.00%, 04/01/10...........       3,768,912
   3,800,000   TBA,
                 5.50%, 01/01/21...........       3,822,564
  55,900,000   TBA,
                 5.00%, 01/01/36...........      54,118,188
  18,400,000   TBA,
                 5.50%, 01/01/36...........      18,233,259
     500,000   TBA,
                 6.00%, 01/01/36...........         505,000
                                             --------------
                                                302,715,329
                                             --------------
               GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION -- 0.7%
     168,716   PL# 3173,
                 6.50%, 12/20/31...........         175,183
       1,092   PL# 434615,
                 7.00%, 11/15/29...........           1,147
     214,572   PL# 435071,
                 7.00%, 03/15/31...........         225,346
      44,427   PL# 462559,
                 7.00%, 02/15/28...........          46,705
      27,326   PL# 493966,
                 7.00%, 06/15/29...........          28,712
      65,328   PL# 494742,
                 7.00%, 04/15/29...........          68,641
       1,821   PL# 530260,
                 7.00%, 02/15/31...........           1,912
     236,164   PL# 531025,
                 6.00%, 04/15/32...........         242,177
       1,024   PL# 538271,
                 7.00%, 11/15/31...........           1,075
     108,722   PL# 538312,
                 6.00%, 02/15/32...........         111,490
     220,700   PL# 543989,
                 7.00%, 03/15/31...........         231,782
       1,400   PL# 547545,
                 7.00%, 04/15/31...........           1,471
     475,801   PL# 550985,
                 7.00%, 10/15/31...........         499,692

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 (CONTINUED)
$        584   PL# 551549,
                 7.00%, 07/15/31...........  $          613
      65,123   PL# 552413,
                 7.00%, 02/15/32...........          68,388
     147,838   PL# 554808,
                 6.00%, 05/15/31...........         151,571
      98,719   PL# 555360,
                 6.00%, 06/15/31...........         101,212
     109,126   PL# 555733,
                 6.00%, 03/15/32...........         111,904
       1,055   PL# 557664,
                 7.00%, 08/15/31...........           1,108
      83,789   PL# 557678,
                 7.00%, 08/15/31...........          87,996
       6,449   PL# 561050,
                 7.00%, 05/15/31...........           6,773
       1,182   PL# 561996,
                 7.00%, 07/15/31...........           1,241
      12,574   PL# 563346,
                 7.00%, 09/15/31...........          13,206
      72,072   PL# 563599,
                 7.00%, 06/15/32...........          75,685
     196,257   PL# 564086,
                 7.00%, 07/15/31...........         206,112
      45,225   PL# 564300,
                 6.00%, 08/15/31...........          46,367
       9,806   PL# 564706,
                 7.00%, 07/15/31...........          10,299
      85,215   PL# 565808,
                 6.00%, 11/15/31...........          87,366
     235,840   PL# 567622,
                 6.00%, 04/15/32...........         241,844
     111,513   PL# 569567,
                 7.00%, 01/15/32...........         117,104
      96,593   PL# 570517,
                 6.00%, 01/15/32...........          99,052
      40,407   PL# 572821,
                 6.00%, 12/15/31...........          41,427
     108,065   PL# 574873,
                 6.00%, 12/15/31...........         110,794
      95,087   PL# 575906,
                 6.00%, 01/15/32...........          97,508
      35,695   PL# 576323,
                 6.00%, 12/15/31...........          36,596
       1,321   PL# 579377,
                 7.00%, 04/15/32...........           1,387
     438,139   PL# 581015,
                 7.00%, 02/15/32...........         460,106
     110,653   PL# 581070,
                 6.00%, 02/15/32...........         113,470
      33,736   PL# 581084,
                 7.00%, 02/15/32...........          35,428
     109,443   PL# 582956,
                 7.00%, 02/15/32...........         114,930

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 (CONTINUED)
$    367,208   PL# 587122,
                 7.00%, 06/15/32...........  $      385,618
      12,645   PL# 587494,
                 7.00%, 06/15/32...........          13,279
         973   PL# 589696,
                 7.00%, 05/15/32...........           1,022
     116,974   PL# 592030,
                 6.00%, 02/15/32...........         119,952
      23,362   PL# 780802,
                 6.50%, 05/15/28...........          24,470
      40,970   PL# 781113,
                 7.00%, 11/15/29...........          43,048
     227,027   PL# 781148,
                 6.00%, 07/15/29...........         232,908
     122,354   PL# 781276,
                 6.50%, 04/15/31...........         128,055
      37,009   PL# 781287,
                 7.00%, 05/15/31...........          38,876
      58,587   PL# 781324,
                 7.00%, 07/15/31...........          61,534
     314,999   PL# 781328,
                 7.00%, 09/15/31...........         330,897
     215,044   PL# 781330,
                 6.00%, 09/15/31...........         220,592
      63,259   PL# 781496,
                 6.50%, 09/15/32...........          66,148
      90,785   PL# 781548,
                 7.00%, 11/15/32...........          95,349
      55,082   PL# 781584,
                 7.00%, 05/15/32...........          57,854
   8,636,955   PL# 80916,
                 3.75%, 05/20/34...........       8,446,144
     500,000   TBA,
                 6.00%, 01/01/36...........         511,720
                                             --------------
                                                 14,852,286
                                             --------------
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 4.1%
   2,894,609   Fannie Mae, Series 1999-7,
                 Class AB,
                 6.00%, 03/25/29...........       2,945,901
   8,956,387   Fannie Mae, Series 2003-35,
                 Class TE,
                 5.00%, 05/25/18...........       8,867,549
   5,590,000   Fannie Mae, Series 2004-101,
                 Class AR,
                 5.50%, 01/25/35...........       5,641,192
   7,101,616   Fannie Mae, Series 2004-60,
                 Class LB,
                 5.00%, 04/25/34...........       7,024,630
   8,205,100   Fannie Mae, Series 2004-99,
                 Class A0,
                 5.50%, 01/25/34...........       8,246,203
   7,377,410   Fannie Mae, Series 2005-51,
                 Class TA,
                 5.50%, 12/25/33...........       7,405,831

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$  5,622,656   Fannie Mae, Series 2005-57,
                 Class PA,
                 5.50%, 05/25/27...........  $    5,663,994
     280,751   Fannie Mae, Series 2005-70,
                 Class NA,
                 5.50%, 08/25/35...........         282,783
  11,103,469   Fannie Mae, Series 2005-80,
                 Class PB,
                 5.50%, 04/25/30...........      11,195,138
   6,588,194   Freddie Mac, Series 2825,
                 Class VP,
                 5.50%, 06/15/15...........       6,668,424
   4,816,169   Freddie Mac, Series 2877,
                 Class PA,
                 5.50%, 07/15/33...........       4,854,962
   7,990,780   Freddie Mac, Series 2927,
                 Class BA,
                 5.50%, 10/15/33...........       8,063,768
   6,904,395   Freddie Mac, Series 2996,
                 Class MK,
                 5.50%, 06/15/35...........       6,973,773
                                             --------------
                                                 83,834,148
                                             --------------
               PRIVATE ASSET BACKED: US GOVERNMENT
                 AGENCIES -- 0.3%
   2,780,874   Small Business
                 Administration, Series
                 2002-P10B, Class I,
                 5.20%, 08/01/12...........       2,805,387
   2,688,976   Small Business
                 Administration, Series
                 2004-P10A,
                 4.50%, 02/10/14...........       2,627,397
                                             --------------
                                                  5,432,784
                                             --------------
               RESOLUTION FUNDING STRIPS -- 0.1%
   1,200,000   Zero coupon, 07/15/18.......         664,293
   1,200,000   Zero coupon, 10/15/18.......         655,954
                                             --------------
                                                  1,320,247
                                             --------------
               TOTAL US GOVERNMENT AGENCY
                 SECURITIES
                 (Cost $820,752,902).......     817,826,051
                                             --------------
               CORPORATE BONDS AND NOTES -- 40.4%
               AEROSPACE AND DEFENSE -- 0.4%
     320,000   B/E Aerospace,
                 8.50%, 10/01/10...........         343,200
   1,250,000   Lockheed Martin Corp.,
                 8.50%, 12/01/29...........       1,708,834
     545,000   Lockheed Martin Corp.,
                 7.20%, 05/01/36...........         660,701
   2,390,000   Northrop Grumman Corp.,
                 4.08%, 11/16/06...........       2,372,037

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               AEROSPACE AND DEFENSE (CONTINUED)
$  4,790,000   RC Trust I,
                 7.00%, 05/15/06...........  $    2,421,943
     675,000   United Technologies Corp.,
                 8.88%, 11/15/19...........         903,936
                                             --------------
                                                  8,410,651
                                             --------------
               AUTOMOBILE: RENTAL -- 0.0%
     965,000   Hertz Corp. -- 144A,
                 8.88%, 01/01/14...........         987,919
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 0.1%
     765,000   Daimler Chrysler AG Corp.,
                 7.45%, 03/01/27...........         832,492
     280,000   Daimler Chrysler NA Holding,
                 4.05%, 06/04/08...........         272,733
     130,000   Navistar International
                 Corp.,
                 6.25%, 03/01/12...........         117,000
                                             --------------
                                                  1,222,225
                                             --------------
               BANKS -- 4.4%
   4,960,000   Bank of America Corp.,
                 4.50%, 08/01/10...........       4,879,132
   1,250,000   Bank of Scotland -- 144A
                 (United Kingdom),
                 3.50%, 11/30/07...........       1,220,411
   2,000,000   BankBoston NA, Series BKNT,
                 6.38%, 03/25/08...........       2,064,418
     660,000   Barclays Bank PLC -- 144A
                 (United Kingdom), Variable
                 Rate,
                 6.86%, perpetual(a).......         737,465
   9,000,000   Depfa ACS Bank -- 144A
                 (Ireland),
                 4.25%, 08/16/10...........       8,796,321
   3,850,000   Deutsche Bank AG New York,
                 Series YCD, Variable Rate,
                 3.84%, 03/15/07(a)........       3,825,656
   2,850,000   HBOS Treasury Services
                 PLC -- 144A (United
                 Kingdom),
                 3.75%, 09/30/08...........       2,775,954
  11,200,000   HSBC Bank USA NA, Series CD,
                 3.87%, 06/07/07...........      11,040,411
   1,990,000   HSBC Bank USA, Series BKNT,
                 3.88%, 09/15/09...........       1,920,322
   1,155,000   Huntington National Bank,
                 Series BKNT,
                 2.75%, 10/16/06...........       1,136,240
   2,600,000   JPMorgan Chase & Company,
                 5.35%, 03/01/07...........       2,610,917
   1,495,000   JPMorgan Chase & Company,
                 3.63%, 05/01/08...........       1,454,894
   2,100,000   JPMorgan Chase & Company,
                 5.75%, 10/15/08...........       2,141,744

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BANKS (CONTINUED)
$  1,100,000   JPMorgan Chase & Company,
                 7.00%, 11/15/09(e)........  $    1,177,789
   1,135,000   RBS Capital Trust I,
                 Variable Rate,
                 4.71%, perpetual(a).......       1,080,419
     650,000   Royal Bank of Scotland Group
                 PLC (United Kingdom),
                 Variable Rate,
                 7.65%, perpetual(a).......         787,431
   2,475,000   Sumitomo Mitsui Banking --
                 144A (Japan), Variable
                 Rate, 5.63%,
                 perpetual(a)..............       2,470,322
   2,990,000   SunTrust Banks, Inc.,
                 3.63%, 10/15/07...........       2,926,334
   2,000,000   SunTrust Banks, Inc.,
                 4.00%, 10/15/08...........       1,955,558
   1,535,000   SunTrust Banks, Inc., Series
                 CD,
                 4.42%, 06/15/09...........       1,514,090
   2,275,000   Swedish Export Credit
                 (Sweden),
                 2.88%, 01/26/07...........       2,231,502
   2,150,000   The Bank of New York
                 Company, Inc., Series
                 BKNT,
                 3.80%, 02/01/08...........       2,106,237
     980,000   UBS Preferred Funding Trust
                 I, Variable Rate,
                 8.62%, perpetual(a).......       1,122,136
     490,000   US Bancorp, Series MTNN,
                 3.95%, 08/23/07...........         483,839
   3,040,000   US Bank NA,
                 2.40%, 03/12/07...........       2,951,591
   6,725,000   US Bank NA, Series BKNT,
                 4.40%, 08/15/08...........       6,661,402
   1,165,000   Wachovia Bank NA, Series
                 BKNT,
                 4.38%, 08/15/08...........       1,152,507
   2,340,000   Wachovia Corp.,
                 6.30%, 04/15/08...........       2,420,185
   5,295,000   Wells Fargo & Company,
                 4.00%, 08/15/08...........       5,199,277
     500,000   Wells Fargo & Company,
                 3.13%, 04/01/09...........         473,983
   2,760,000   Wells Fargo & Company,
                 4.20%, 01/15/10...........       2,689,402
   4,090,000   Wells Fargo & Company,
                 4.63%, 08/09/10...........       4,043,190
                                             --------------
                                                 88,051,079
                                             --------------
               BROADCAST SERVICES/MEDIA -- 1.5%
   1,065,000   British Sky Broadcasting
                 Group Financing
                 PLC -- 144A (United
                 Kingdom),
                 6.50%, 10/15/35...........       1,064,724
   5,374,000   Comcast Cable Communications
                 Holdings,
                 8.38%, 03/15/13...........       6,228,879

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BROADCAST SERVICES/MEDIA (CONTINUED)
$  1,800,000   Comcast Cable
                 Communications, Inc.,
                 6.75%, 01/30/11...........  $    1,907,894
     965,000   Comcast Corp.,
                 7.05%, 03/15/33...........       1,045,079
   3,800,000   Comcast Corp.,
                 6.50%, 11/15/35...........       3,885,279
     465,000   Cox Communications, Inc.,
                 7.75%, 11/01/10...........         504,135
     445,000   DIRECTV Holdings LLC/
                 DIRECTV Financing Company,
                 Inc.,
                 6.38%, 06/15/15...........         437,213
   1,070,000   News America Holdings,
                 7.63%, 11/30/28...........       1,216,866
   1,275,000   News America, Inc.,
                 7.30%, 04/30/28...........       1,402,898
     545,000   News America, Inc.,
                 7.28%, 06/30/28...........         597,606
     865,000   News America, Inc.,
                 6.20%, 12/15/34...........         862,075
   2,750,000   News America, Inc. -- 144A,
                 6.40%, 12/15/35...........       2,781,078
     650,000   TCI Communications, Inc.,
                 7.88%, 02/15/26...........         752,262
   1,675,000   TCI Communications, Inc.,
                 7.13%, 02/15/28...........       1,803,955
     725,000   Time Warner Entertainment,
                 8.38%, 07/15/33...........         858,956
   1,910,000   Time Warner, Inc.,
                 7.57%, 02/01/24...........       2,088,625
   2,760,000   Time Warner, Inc.,
                 6.95%, 01/15/28...........       2,867,668
     280,000   Time Warner, Inc.,
                 7.63%, 04/15/31...........         312,746
                                             --------------
                                                 30,617,938
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 0.0%
     145,000   SunGard Data Systems,
                 Inc. -- 144A,
                 9.13%, 08/15/13...........         150,800
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.1%
     915,000   K Hovnanian Enterprises,
                 Inc.,
                 6.25%, 01/15/15...........         865,688
     765,000   K Hovnanian Enterprises,
                 Inc.,
                 6.25%, 01/15/16...........         713,612
     335,000   Lennar Corp. -- Series B,
                 5.60%, 05/31/15...........         324,031
     280,000   Pulte Homes, Inc.,
                 5.20%, 02/15/15...........         263,874
     425,000   Pulte Homes, Inc.,
                 6.00%, 02/15/35...........         378,432
                                             --------------
                                                  2,545,637
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               CONTAINERS AND PACKAGING -- 0.0%
$    370,000   Crown Americas,
                 Inc. -- 144A,
                 7.75%, 11/15/15...........  $      384,800
     490,000   Owens-Brockway Glass
                 Container, Inc.,
                 6.75%, 12/01/14...........         477,750
                                             --------------
                                                    862,550
                                             --------------
               ELECTRONICS -- 0.0%
     200,000   L-3 Communications Corp. --
                 144A,
                 6.38%, 10/15/15...........         200,500
                                             --------------
               EQUIPMENT RENTAL AND LEASING -- 0.0%
     225,000   United Rentals North
                 America, Inc.,
                 6.50%, 02/15/12(d)........         220,219
                                             --------------
               FINANCIAL SERVICES -- 6.2%
     390,000   American Real Estate
                 Partners, LP/Financing,
                 8.13%, 06/01/12...........         406,575
     225,000   American Real Estate
                 Partners,
                 LP/Financing -- 144A,
                 7.13%, 02/15/13...........         226,125
      25,000   BCP US Crystal Holdings
                 Corp.,
                 9.63%, 06/15/14...........          27,938
   9,050,000   Citigroup, Inc.,
                 3.50%, 02/01/08...........       8,815,044
  14,330,000   Citigroup, Inc.,
                 3.63%, 02/09/09...........      13,806,095
     820,000   Citigroup, Inc.,
                 6.20%, 03/15/09...........         851,162
   8,000,000   Citigroup, Inc.,
                 4.13%, 02/22/10...........       7,779,320
     900,000   Citigroup, Inc.,
                 5.85%, 12/11/34...........         940,625
   8,225,000   Eksportfinans ASA, Series
                 MTN (Norway),
                 3.38%, 01/15/08...........       8,024,507
  22,305,000   General Electric Capital
                 Corp.,
                 5.00%, 11/15/11...........      22,355,030
   1,220,000   General Electric Capital
                 Corp.,
                 6.50%, 09/28/15(r)........         822,913
   2,000,000   General Electric Capital
                 Corp., Series MTNA,
                 6.50%, 12/10/07...........       2,061,374
   9,875,000   General Electric Capital
                 Corp., Series MTNA,
                 4.13%, 09/01/09...........       9,621,114
  22,250,000   General Electric Capital
                 Corp., Series MTNA,
                 Variable Rate,
                 3.45%, 01/15/08(a)........      22,091,402
     450,000   HSBC Finance Corp.,
                 7.20%, 07/15/06...........         455,390
   2,925,000   HSBC Finance Corp.,
                 6.50%, 11/15/08...........       3,046,244
  10,450,000   Morgan Stanley,
                 5.05%, 01/21/11...........      10,464,630

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
$    425,000   Morgan Stanley,
                 6.75%, 04/15/11...........  $      458,033
     350,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 2.63%, 01/30/07...........         342,018
   4,000,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 3.50%, 07/31/07...........       3,920,588
     355,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 4.25%, 02/01/10...........         346,244
   1,600,000   Prudential Financial, Inc.,
                 Series MTNC,
                 5.40%, 06/13/35...........       1,537,331
     545,000   SLM Student Loan Trust,
                 Series MTN,
                 3.63%, 03/17/08...........         531,555
   1,000,000   The Bear Stearns Companies,
                 Inc., Series MTNB,
                 4.55%, 06/23/10...........         982,257
   2,475,000   TIAA Global Markets -- 144A,
                 3.88%, 01/22/08...........       2,428,220
   1,955,000   USAA Capital Corp., Series
                 MTNB,
                 4.00%, 12/10/07...........       1,924,766
                                             --------------
                                                124,266,500
                                             --------------
               FOOD AND BEVERAGE -- 0.0%
     285,000   Smithfield Foods, Inc,
                 7.00%, 08/01/11...........         292,125
                                             --------------
               FUNERAL SERVICES -- 0.0%
     515,000   Service Corp. International,
                 7.70%, 04/15/09...........         543,325
                                             --------------
               INSURANCE -- 0.8%
   2,775,000   Allstate Financial Global
                 Funding -- 144A,
                 6.15%, 02/01/06(e)........       2,778,114
   1,775,000   ASIF Global Financial
                 XXIII -- 144A,
                 3.90%, 10/22/08...........       1,728,122
   2,000,000   Berkshire Hathaway Finance
                 Corp.,
                 3.40%, 07/02/07...........       1,958,060
   2,850,000   Berkshire Hathaway Finance
                 Corp.,
                 3.38%, 10/15/08...........       2,747,853
   2,815,000   Berkshire Hathaway Finance
                 Corp.,
                 4.13%, 01/15/10...........       2,737,937
   2,085,000   Liberty Mutual
                 Group -- 144A,
                 6.50%, 03/15/35...........       2,040,731
   1,280,000   MetLife, Inc.,
                 5.70%, 06/15/35...........       1,289,321

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               INSURANCE (CONTINUED)
$  1,145,000   Protective Life Secured
                 Trust, Series MTN,
                 3.70%, 11/24/08...........  $    1,111,978
                                             --------------
                                                 16,392,116
                                             --------------
               LEISURE AND RECREATION -- 0.1%
     290,000   K2, Inc.,
                 7.38%, 07/01/14...........         290,000
     450,000   Mashantucket West Pequot --
                 144A,
                 5.91%, 09/01/21...........         450,757
   1,235,000   MGM MIRAGE,
                 6.00%, 10/01/09...........       1,233,455
     325,000   Mohegan Tribal Gaming
                 Authority,
                 6.13%, 02/15/13...........         320,938
     185,000   Wynn Las Vegas LLC/Capital
                 Corp.,
                 6.63%, 12/01/14...........         180,838
                                             --------------
                                                  2,475,988
                                             --------------
               MANUFACTURING -- 0.3%
     395,000   Briggs & Stratton Corp.,
                 8.88%, 03/15/11...........         444,518
   1,575,000   Tyco International Group SA
                 (Luxembourg),
                 6.38%, 10/15/11...........       1,637,756
   2,980,000   Tyco International Group SA
                 (Luxembourg),
                 6.00%, 11/15/13...........       3,048,770
   1,615,000   Tyco International Group SA
                 (Luxembourg),
                 7.00%, 06/15/28...........       1,781,860
                                             --------------
                                                  6,912,904
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.2%
     825,000   HCA, Inc.,
                 5.50%, 12/01/09...........         818,925
     465,000   Omnicare, Inc.,
                 6.88%, 12/15/15...........         474,300
   2,075,000   WellPoint, Inc.,
                 6.38%, 06/15/06...........       2,088,983
   1,300,000   WellPoint, Inc.,
                 5.95%, 12/15/34...........       1,344,816
                                             --------------
                                                  4,727,024
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               METALS AND MINING -- 0.2%
$     85,000   International Steel Group,
                 6.50%, 04/15/14...........  $       85,425
   1,999,000   Ispat Inland ULC (Canada),
                 9.75%, 04/01/14...........       2,273,863
   1,425,000   Teck Cominco, Ltd. (Canada),
                 6.13%, 10/01/35...........       1,414,036
     145,000   TriMas Corp.,
                 9.88%, 06/15/12...........         120,350
                                             --------------
                                                  3,893,674
                                             --------------
               OIL AND GAS: PIPELINES -- 0.3%
      50,000   ANR Pipeline Company,
                 9.63%, 11/01/21...........          61,333
      10,000   ANR Pipeline Company,
                 7.38%, 02/15/24...........          10,331
   1,425,000   Consolidated Natural Gas,
                 Series A,
                 5.00%, 03/01/14...........       1,394,951
   1,020,000   Dynegy Holdings,
                 Inc. -- 144A,
                 10.13%, 07/15/13..........       1,157,700
      15,000   El Paso Corp. -- 144A,
                 7.42%, 02/15/37...........          14,325
     365,000   El Paso Natural Gas,
                 8.63%, 01/15/22...........         415,951
      15,000   El Paso Natural Gas,
                 8.38%, 06/15/32...........          17,017
      25,000   El Paso Natural Gas, Series
                 A,
                 7.63%, 08/01/10...........          26,414
     910,000   Northwest Pipeline Corp.,
                 8.13%, 03/01/10...........         969,150
      60,000   Targa Resources,
                 Inc. -- 144A,
                 8.50%, 11/01/13...........          61,800
     935,000   Transcontinental Gas Pipe
                 Line Corp., Series B,
                 8.88%, 07/15/12...........       1,075,250
     480,000   Williams Companies, Inc.,
                 7.63%, 07/15/19...........         517,200
     225,000   Williams Companies, Inc.,
                 7.75%, 06/15/31...........         238,500
                                             --------------
                                                  5,959,922
                                             --------------
               OIL, COAL AND GAS -- 0.6%
   1,150,000   Amerada Hess Corp.,
                 7.13%, 03/15/33...........       1,309,576
     300,000   Chesapeake Energy Corp.,
                 7.50%, 06/15/14...........         319,500
     705,000   Chesapeake Energy Corp.,
                 6.25%, 01/15/18...........         694,425
     275,000   Chesapeake Energy Corp. --
                 144A,
                 6.88%, 11/15/20...........         279,813
     270,000   Colorado Interstate Gas
                 Company -- 144A,
                 6.80%, 11/15/15...........         277,229
   1,600,000   Devon Financing Corp. ULC,
                 7.88%, 09/30/31...........       2,039,491

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)
$    700,000   EnCana Corp. (Canada),
                 6.50%, 08/15/34...........  $      784,837
   2,600,000   Enterprise Products
                 Operating LP,
                 4.95%, 06/01/10...........       2,552,047
   1,225,000   Enterprise Products
                 Operating LP, Series B,
                 4.00%, 10/15/07...........       1,199,908
     200,000   KCS Energy, Inc.,
                 7.13%, 04/01/12...........         200,500
   1,790,000   Petro-Canada (Canada),
                 5.95%, 05/15/35...........       1,822,157
     200,000   Suncor Energy, Inc.
                 (Canada),
                 5.95%, 12/01/34...........         212,309
                                             --------------
                                                 11,691,792
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.0%
     400,000   Catalyst Paper Corp., Series
                 D (Canada),
                 8.63%, 06/15/11...........         384,000
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 0.2%
     170,000   Bio-Rad Laboratories, Inc.,
                 7.50%, 08/15/13...........         181,050
     530,000   Bio-Rad Laboratories, Inc.,
                 6.13%, 12/15/14...........         526,025
   1,100,000   Bristol-Myers Squibb,
                 6.88%, 08/01/97...........       1,254,441
   2,675,000   Wyeth -- 144A,
                 6.00%, 02/15/36...........       2,764,399
                                             --------------
                                                  4,725,915
                                             --------------
               PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                 VEHICLES AND AUTOMOTIVE EQUIPMENT -- 2.4%
  16,200,000   Daimler Chrysler Auto Trust,
                 Series 2005-B, Class A3,
                 4.04%, 09/08/09...........      16,029,247
  20,900,000   Ford Credit Auto Owner
                 Trust, Series 2005-A,
                 Class A3,
                 3.48%, 11/15/08...........      20,648,870
  13,200,000   Ford Credit Auto Owner
                 Trust, Series 2005-B,
                 Class A3,
                 4.17%, 01/15/09...........      13,104,053
                                             --------------
                                                 49,782,170
                                             --------------
               PRIVATE ASSET BACKED: BANKS -- 0.2%
   4,536,973   Bank of America Alternative
                 Loan Trust, Series 2004-7,
                 Class 4A1,
                 5.00%, 08/25/19...........       4,467,503
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: CREDIT CARDS -- 3.2%
$ 14,000,000   American Express Credit
                 Account Master Trust,
                 Series 2005-3, Class A,
                 Floating Rate,
                 4.37%, 01/18/11(c)........  $   14,008,070
  12,075,000   Chase Issuance Trust, Series
                 2004-A9, Class A9,
                 3.22%, 06/15/10...........      11,757,611
  14,950,000   Citibank Credit Card
                 Issuance Trust, Series
                 2004-A1, Class A1,
                 2.55%, 01/20/09...........      14,610,603
  14,850,000   Citibank Credit Card
                 Issuance Trust, Series
                 2004-A4, Class A4,
                 3.20%, 08/24/09...........      14,476,525
  11,500,000   MBNA Credit Card Master Note
                 Trust, Series 2003-A6,
                 Class A6,
                 2.75%, 10/15/10...........      10,985,902
                                             --------------
                                                 65,838,711
                                             --------------
               PRIVATE ASSET BACKED: FINANCIAL
                 SERVICES -- 3.8%
   2,805,000   Greenwich Capital Commercial
                 Funding Corp., Series
                 2004-GG1, Class A4,
                 4.76%, 06/10/36...........       2,768,086
  11,200,000   Greenwich Capital Commercial
                 Funding Corp., Series
                 2005-GG3, Class A3,
                 4.57%, 08/10/42...........      10,889,946
   3,058,304   Morgan Stanley Capital I,
                 Series 1998-WF1, Class A2,
                 6.55%, 03/15/30...........       3,130,837
   2,980,000   Morgan Stanley Capital I,
                 Series 1999-FNV1, Class
                 A2,
                 6.53%, 03/15/31...........       3,093,042
  14,918,264   SLM Student Loan Trust,
                 Series 2004-9, Class A2,
                 Floating Rate,
                 4.22%, 10/25/12(b)........      14,898,198
  14,603,294   SLM Student Loan Trust,
                 Series 2005-5, Class A1,
                 Floating Rate,
                 4.20%, 01/25/18(b)........      14,606,038
  14,200,000   SLM Student Loan Trust,
                 Series 2005-6, Class A5B,
                 Floating Rate,
                 4.21%, 07/27/26(b)........      14,209,040
  14,030,000   Washington Mutual Asset
                 Securities Corp., -- 144A
                 Series 2005-C1A, Class A2,
                 5.15%, 05/25/36...........      14,029,682
                                             --------------
                                                 77,624,869
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 12.1%
$  9,300,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2001-1, Class A2,
                 6.50%, 04/15/36...........  $    9,818,087
  16,715,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2002-2, Class A3,
                 5.12%, 07/11/43...........      16,756,578
  11,170,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2002-PB2, Class A4,
                 6.19%, 06/11/35...........      11,761,669
   1,387,976   Bear Stearns Commercial
                 Mortgage Securities, Inc.,
                 Series 2001, Class A1,
                 6.08%, 02/15/35...........       1,407,325
   2,545,000   Bear Stearns Commercial
                 Mortgage Securities, Inc.,
                 Series 2005-PWR8, Class
                 A4,
                 4.67%, 06/11/41...........       2,451,958
   3,475,000   Chase Commercial Mortgage
                 Securities Corp., Series
                 2000-3, Class A2,
                 7.32%, 10/15/32...........       3,769,738
   9,052,257   Commercial Mortgage
                 Acceptance Corp., Series
                 1998-C2, Class A2,
                 6.03%, 09/15/30...........       9,201,449
   7,655,379   Countrywide Asset-Backed
                 Certificates, Series
                 2004-13, Class AV4,
                 Floating Rate,
                 4.67%, 06/25/35(c)........       7,664,403
  13,414,562   Countrywide Asset-Backed
                 Certificates, Series
                 2005-12, Class 2A1,
                 Floating Rate,
                 4.49%, 02/25/36(c)........      13,423,362
  14,900,000   Countrywide Asset-Backed
                 Certificates, Series
                 2005-BC5, Class 3A1,
                 Floating Rate,
                 4.48%, 01/25/36(c)........      14,899,702
  19,025,000   Countrywide Asset-Backed
                 Certificates, Series
                 2005-IM3, Class A1,
                 Floating Rate,
                 4.49%, 03/25/36(c)........      19,021,575
   4,875,000   DLJ Commercial Mortgage
                 Corp., Series 2000-CKP1,
                 Class A1B,
                 7.18%, 11/10/33...........       5,267,961
  10,380,000   GE Capital Commercial
                 Mortgage Corp., Series
                 2002-1A, Class A3,
                 6.27%, 12/10/35...........      11,001,525
  11,875,000   GE Capital Commercial
                 Mortgage Corp., Series
                 2002-2A, Class A3,
                 5.35%, 08/11/36...........      12,039,658
   6,150,000   GMAC Commercial Mortgage
                 Securities, Inc., Series
                 1999-C2, Class A2,
                 6.95%, 09/15/33...........       6,490,206

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$  6,980,046   GMAC Commercial Mortgage
                 Securities, Inc., Series
                 1999-C3, Class A2,
                 7.18%, 08/15/36...........  $    7,401,058
   8,700,000   GS Mortgage Securities Corp.
                 II, Series 2005-GG4, Class
                 A4A,
                 4.75%, 07/10/39...........       8,447,160
  10,490,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-C1, Class A3,
                 5.86%, 10/12/35...........      10,862,454
   6,650,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIB2, Class
                 A3,
                 6.43%, 04/15/35...........       7,045,295
   9,475,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIBC, Class
                 A3,
                 6.26%, 03/15/33...........       9,969,135
   9,350,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2005-CB12, Class
                 A4,
                 4.90%, 09/12/37...........       9,164,226
   7,425,000   LB Commercial Conduit
                 Mortgage Trust, Series
                 1998-C4, Class A1B,
                 6.21%, 10/15/35...........       7,641,102
   6,900,000   LB-UBS Commercial Mortgage
                 Trust, Series 2000-C3,
                 Class A2,
                 7.95%, 05/15/25...........       7,594,180
   6,830,000   LB-UBS Commercial Mortgage
                 Trust, Series 2000-C4,
                 Class A2,
                 7.37%, 08/15/26...........       7,419,653
   7,395,000   LB-UBS Commercial Mortgage
                 Trust, Series 2003-C7,
                 Class A3,
                 4.56%, 09/15/27...........       7,225,849
   9,100,000   LB-UBS Commercial Mortgage
                 Trust, Series 2004-C8,
                 Class A4,
                 4.51%, 12/15/29...........       8,837,336
   9,099,504   Salomon Brothers Mortgage
                 Securities VII, Series
                 2001-C2, Class A3,
                 6.50%, 10/13/11...........       9,698,288
                                             --------------
                                                246,280,932
                                             --------------
               PRIVATE ASSET BACKED: OTHER -- 0.2%
   5,435,464   Structured Asset Securities
                 Corp. -- 144A, Series
                 2003-AL2, Class A,
                 3.36%, 01/25/31...........       4,949,787
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: UTILITIES -- 0.4%
$  8,000,000   Peco Energy Transition
                 Trust, Series 2000-A,
                 Class A4,
                 7.65%, 03/01/10...........  $    8,738,575
                                             --------------
               REAL ESTATE -- 0.1%
   1,252,000   EOP Operating LP,
                 7.50%, 04/19/29...........       1,414,913
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.3%
     910,000   AvalonBay Communities,
                 Series MTN,
                 6.63%, 09/15/11...........         974,678
     725,000   Rouse Company,
                 3.63%, 03/15/09...........         677,665
   4,135,000   Rouse Company,
                 5.38%, 11/26/13...........       3,931,207
                                             --------------
                                                  5,583,550
                                             --------------
               RETAIL -- 0.1%
     430,000   Federated Department Stores,
                 Inc.,
                 6.79%, 07/15/27...........         453,328
     395,000   May Department Stores
                 Company,
                 6.65%, 07/15/24...........         416,424
     495,000   May Department Stores
                 Company,
                 7.88%, 03/01/30...........         592,075
     295,000   May Department Stores
                 Company,
                 6.70%, 07/15/34...........         315,234
     430,000   Movie Gallery,
                 11.00%, 05/01/12..........         337,550
                                             --------------
                                                  2,114,611
                                             --------------
               RETAIL: SUPERMARKETS -- 0.0%
     770,000   Delhaize America, Inc.,
                 9.00%, 04/15/31...........         909,076
                                             --------------
               SEMICONDUCTORS -- 0.0%
     245,000   Freescale Semiconductor,
                 Inc., Floating Rate,
                 6.90%, 07/15/09(b)........         252,963
     700,000   MagnaChip Semiconductor,
                 Ltd., Floating Rate,
                 7.74%, 12/15/11(b)........         714,000
                                             --------------
                                                    966,963
                                             --------------
               SPECIAL PURPOSE ENTITY -- 0.4%
     355,222   AES Ironwood LLC,
                 8.86%, 11/30/25...........         394,296
   2,150,000   Atlantic Marine,
                 Inc. -- 144A,
                 5.34%, 12/01/50...........       2,086,081
   2,875,000   Belvoir Land LLC -- 144A,
                 5.40%, 12/15/47...........       2,794,241

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               SPECIAL PURPOSE ENTITY (CONTINUED)
$  1,000,000   California Preferred Fund
                 Trust, 7.00%, perpetual...  $    1,034,370
   1,600,000   New York Life Global
                 Funding -- 144A,
                 3.88%, 01/15/09...........       1,554,509
                                             --------------
                                                  7,863,497
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 0.9%
     625,000   America Movil SA de CV
                 (Mexico),
                 6.38%, 03/01/35...........         619,563
     810,000   Cincinnati Bell, Inc.,
                 7.25%, 07/15/13...........         846,450
     290,000   France Telecom (France),
                 8.50%, 03/01/31...........         388,112
     405,000   Intelsat Bermuda,
                 Ltd. -- 144A (Bermuda),
                 Floating Rate,
                 8.70%, 01/15/12(i)........         413,606
   2,350,000   New England Telephone &
                 Telegraph,
                 7.88%, 11/15/29...........       2,624,570
     970,000   New Jersey Bell Telephone,
                 7.85%, 11/15/29...........       1,092,891
     860,000   Qwest Corp.,
                 7.88%, 09/01/11...........         930,950
     400,000   Qwest Corp.,
                 8.88%, 03/15/12...........         453,000
     675,000   Qwest Corp. -- 144A,
                 Floating Rate,
                 7.74%, 06/15/13(b)........         731,531
      50,000   Rogers Wireless, Inc.
                 (Canada),
                 7.25%, 12/15/12...........          52,813
     990,000   Rogers Wireless, Inc.
                 (Canada),
                 7.50%, 03/15/15...........       1,074,150
   1,015,000   SBC Communications, Inc.,
                 6.45%, 06/15/34...........       1,059,688
     190,000   SBC Communications, Inc.,
                 6.15%, 09/15/34...........         191,491
   1,660,000   Sprint Capital Corp.,
                 8.75%, 03/15/32...........       2,209,624
   1,105,000   Telecom Italia Capital
                 (Luxembourg),
                 6.00%, 09/30/34...........       1,068,070
     850,000   Telefonica Europe BV (the
                 Netherlands),
                 7.75%, 09/15/10...........         931,685
     215,000   Verizon Maryland, Inc.,
                 Series B,
                 5.13%, 06/15/33...........         181,194
   1,470,000   Vodafone Group PLC (United
                 Kingdom),
                 5.00%, 12/16/13...........       1,446,232
   2,225,000   Vodafone Group PLC (United
                 Kingdom),
                 5.00%, 09/15/15...........       2,171,275

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
$    890,000   Wind Acquisition Finance
                 SA -- 144A (Luxembourg),
                 10.75%, 12/01/15..........  $      923,375
                                             --------------
                                                 19,410,270
                                             --------------
               TRANSPORTATION -- 0.1%
     375,000   Burlington Northern Santa Fe
                 Corp.,
                 7.29%, 06/01/36...........         462,020
     765,000   Canadian National Railway
                 Company (Canada),
                 6.90%, 07/15/28...........         913,389
     265,000   OMI Corp. (Marshall
                 Islands),
                 7.63%, 12/01/13...........         269,969
     560,000   Overseas Shipholding Group,
                 7.50%, 02/15/24...........         557,200
                                             --------------
                                                  2,202,578
                                             --------------
               UTILITIES -- 0.8%
   2,735,000   Centerpoint Energy, Inc.,
                 Series B,
                 7.25%, 09/01/10...........       2,936,845
     375,000   Dominion Resources, Inc.,
                 5.95%, 06/15/35...........         367,284
     591,847   Elwood Energy LLC,
                 8.16%, 07/05/26...........         639,847
     275,000   FirstEnergy Corp., Series C,
                 7.38%, 11/15/31...........         325,512
   1,000,000   Florida Power & Light,
                 5.63%, 04/01/34...........       1,011,825
     131,600   Homer City Funding LLC,
                 8.14%, 10/01/19...........         145,418
      84,091   Homer City Funding LLC,
                 8.73%, 10/01/26...........          98,386
     195,000   Midwest Generation LLC,
                 8.75%, 05/01/34...........         215,719
     610,264   Midwest Generation LLC,
                 Series B,
                 8.56%, 01/02/16...........         664,044
     570,000   Mirant North America
                 LLC -- 144A,
                 7.38%, 12/31/13...........         579,263
     350,000   NorthWestern Corp.,
                 5.88%, 11/01/14...........         352,408
     470,000   Orion Power Holdings, Inc.,
                 12.00%, 05/01/10..........         533,450
   1,940,000   Progress Energy, Inc.,
                 7.75%, 03/01/31...........       2,334,214
      55,000   Reliant Energy, Inc.,
                 9.25%, 07/15/10...........          55,275
     825,000   Reliant Energy, Inc.,
                 6.75%, 12/15/14...........         723,938
     300,000   SP PowerAssets, Ltd. -- 144A
                 (Singapore),
                 5.00%, 10/22/13...........         300,246

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               UTILITIES (CONTINUED)
$    493,338   Tenaska Alabama II Partners,
                 LP -- 144A,
                 7.00%, 06/30/21...........  $      498,782
   5,325,000   TXU Corp., Series O,
                 4.80%, 11/15/09...........       5,148,592
                                             --------------
                                                 16,931,048
                                             --------------
               TOTAL CORPORATE BONDS AND NOTES
               (Cost $845,653,202).........     830,613,856
                                             --------------
               FOREIGN GOVERNMENT OBLIGATIONS -- 2.2%
   9,700,000   AID-Israel (Israel),
                 5.50%, 09/18/23...........      10,477,571
   2,275,000   Bundesrepublic Deutschland,
                 Series 03 (Germany),
                 4.75%, 07/04/34(o)........       3,246,718
   9,300,000   Bundesrepublic Deutschland,
                 Series 05 (Germany),
                 4.00%, 01/04/37(o)........      11,878,617
   8,335,000   Mexican Fixed Rate Bonds,
                 Series M (Mexico),
                 9.00%, 12/22/11(q)........         818,135
  29,265,000   Mexican Fixed Rate Bonds,
                 Series MI10 (Mexico),
                 8.00%, 12/19/13(q)........       2,717,730
   8,295,000   Mexican Fixed Rate Bonds,
                 Series MI10 (Mexico),
                 9.50%, 12/18/14(q)........         840,851
   2,930,000   Province of Manitoba
                 (Canada),
                 6.38%, 09/01/15(r)........       1,984,945
   5,790,000   Province of Ontario, Series
                 GMTN (Canada),
                 6.25%, 06/16/15(r)........       3,914,710
   2,050,000   Quebec Province (Canada),
                 6.75%, 11/09/15(r)........       1,414,261
   4,045,000   United Mexican States
                 (Mexico),
                 8.13%, 12/30/19...........       4,975,350
   2,385,000   United Mexican States,
                 Series MTNA (Mexico),
                 8.00%, 09/24/22...........       2,948,456
                                             --------------
               TOTAL FOREIGN GOVERNMENT OBLIGATIONS
               (Cost $43,308,693)..........      45,217,344
                                             --------------
               SHORT TERM CORPORATE NOTES -- 0.6%
   4,760,000   BellSouth Corp. -- 144A,
                 Variable Rate,
                 4.26%, 04/26/06(a)........       4,767,019
   7,750,000   SBC Communications,
                 Inc. -- 144A,
                 4.39%, 06/05/06...........       7,761,857
                                             --------------
               TOTAL SHORT TERM CORPORATE NOTES
               (Cost $12,528,876)..........      12,528,876
                                             --------------
               SHORT TERM US GOVERNMENT AGENCY
                 SECURITIES -- 7.4%
               FANNIE MAE -- 3.7%
  75,000,000   4.17%, 01/03/06.............      74,973,938
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SHORT TERM US GOVERNMENT AGENCY SECURITIES
                 (CONTINUED)
               FREDDIE MAC -- 3.7%
$ 76,600,000   3.50%, 01/03/06.............  $   76,577,658
                                             --------------
               TOTAL SHORT TERM US GOVERNMENT AGENCY
                 SECURITIES
               (Cost $151,551,596).........     151,551,596
                                             --------------
               SECURITIES LENDING COLLATERAL -- 10.1%
 208,030,600   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $208,030,600).......     208,030,600
                                             --------------
               TOTAL SECURITIES
                 (Cost $2,667,687,695).....   2,650,242,346
                                             --------------
               REPURCHASE AGREEMENTS -- 1.0%
  20,000,000   With Investors Bank and
                 Trust, dated 12/30/05,
                 3.82%, due 01/03/06,
                 repurchase proceeds at
                 maturity $20,008,489
                 (Collateralized by Freddie
                 Mac, 4.97%,
                 due 12/15/32, with a value
                 of $21,000,000) (Cost
                 $20,000,000)..............      20,000,000
                                             --------------
               TOTAL INVESTMENTS BEFORE
                 CALL OPTIONS WRITTEN, PUT
                 OPTIONS WRITTEN AND
                 SECURITIES SOLD
                 SHORT -- 130.0%
                 (Cost $2,687,687,695).....   2,670,242,346
                                             --------------
 CONTRACTS
 ---------
               CALL OPTIONS WRITTEN -- (0.0)%
        (172)  US Treasury Note (10 Year)
                 March Future, Expiring
                 March 2006 @ 111,
                 6.00%, 02/24/06
                 (Premium $98,503).........         (43,000)
                                             --------------
               PUT OPTIONS WRITTEN -- (0.0)%
        (172)  US Treasury Note (10 Year)
                 March Future, Expiring
                 March 2006 @ 107,
                 6.00%, 02/24/06
                 (Premium $87,812).........         (26,875)
                                             --------------
 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES SOLD SHORT -- (8.1)%
$ (7,000,000)  Fannie Mae, TBA,
                 5.50%, 01/12/06...........  $   (7,181,566)
 (46,300,000)  Fannie Mae, TBA,
                 6.00%, 01/12/06...........     (45,851,446)
 (23,600,000)  Fannie Mae, TBA,
                 6.00%, 01/12/06...........     (22,869,863)
 (10,200,000)  Fannie Mae, TBA,
                 6.50%, 01/12/06...........     (10,295,625)
  (4,300,000)  Freddie Mac Gold, TBA,
                 6.00%, 01/12/06...........      (4,343,000)
 (68,200,000)  Freddie Mac Gold, TBA,
                 4.50%, 01/18/06...........     (67,518,000)
  (6,600,000)  Freddie Mac Gold, TBA,
                 5.00%, 01/18/06...........      (6,422,625)
  (2,600,000)  Government National Mortgage
                 Association, TBA,
                 6.00%, 01/23/06...........      (2,660,939)
                                             --------------
               TOTAL SECURITIES SOLD SHORT
                 (Proceeds $166,575,457)...    (167,143,064)
                                             --------------
               Total Investments net of
                 Call Options Written,
                 Put Options Written and
                 Securities Sold
                 Short -- 121.9%
                 (Cost $2,520,925,923).....   2,503,029,407
               Liabilities less other
                 assets -- (21.9)%.........    (450,136,372)
                                             --------------
               NET ASSETS -- 100.0%........  $2,052,893,035
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $2,521,104,118.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $  8,628,825
    Gross unrealized depreciation..........   (26,703,536)
                                             ------------
    Net unrealized depreciation............  $(18,074,711)
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 29.1%
              US TREASURY BONDS -- 1.9%
$   250,000   8.00%, 11/15/21................  $    344,502
    550,000   6.13%, 11/15/27(2).............       663,868
    270,000   5.38%, 02/15/31................       303,370
                                               ------------
                                                  1,311,740
                                               ------------
              US TREASURY INFLATION INDEX -- 4.4%
    262,840   0.88%, 04/15/10................       249,955
    855,342   1.63%, 01/15/15................       824,302
    737,266   1.88%, 07/15/15................       725,286
  1,056,650   2.38%, 01/15/25................     1,110,887
    109,041   3.88%, 04/15/29................       147,172
                                               ------------
                                                  3,057,602
                                               ------------
              US TREASURY NOTES -- 22.0%
    130,000   4.00%, 08/31/07................       129,177
  3,380,000   3.38%, 02/15/08................     3,311,477
  3,950,000   3.75%, 05/15/08................     3,895,071
  4,010,000   3.88%, 05/15/10................     3,935,286
  4,000,000   4.50%, 11/15/10................     4,022,816
    120,000   3.88%, 02/15/13................       116,349
     20,000   4.50%, 11/15/15................        20,170
                                               ------------
                                                 15,430,346
                                               ------------
              US TREASURY STRIPS -- 0.8%
  1,310,000   Zero coupon, 11/15/27..........       481,434
    270,000   Zero coupon, 05/15/30..........        89,345
                                               ------------
                                                    570,779
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $20,415,212)...........    20,370,467
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 37.3%
              FANNIE MAE -- 26.7%
    400,000   Floating Rate,
                4.38%, 09/22/06(b)...........       399,990
    622,205   PL# 735809, Variable Rate,
                4.52%, 08/01/35(a)...........       614,839
     72,970   PL# 801516, Variable Rate,
                4.72%, 08/01/34(a)...........        72,457
    154,748   PL# 810896, Variable Rate,
                4.88%, 01/01/35(a)...........       154,831
    363,041   PL# 821150, Variable Rate,
                4.59%, 04/01/35(a)...........       358,531
    800,000   TBA,
                5.00%, 01/01/21..............       791,500
    500,000   TBA,
                5.50%, 01/01/21..............       503,125
    300,000   TBA,
                4.50%, 01/01/36..............       282,563
  9,200,000   TBA,
                5.00%, 01/01/36..............     8,915,370

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 4,200,000   TBA,
                5.50%, 01/01/36..............  $  4,159,310
  2,400,000   TBA,
                6.00%, 01/01/36..............     2,422,500
                                               ------------
                                                 18,675,016
                                               ------------
              FEDERAL AGRICULTURAL MORTGAGE CORP. -- 0.1%
     80,000   4.25%, 07/29/08................        79,109
                                               ------------
              FREDDIE MAC -- 1.6%
    430,000   4.38%, 11/16/07................       427,333
    720,000   4.75%, 01/18/11................       720,425
                                               ------------
                                                  1,147,758
                                               ------------
              FREDDIE MAC GOLD -- 0.8%
    300,000   TBA,
                5.00%, 01/01/21..............       297,000
    300,000   TBA,
                5.00%, 01/01/36..............       290,438
                                               ------------
                                                    587,438
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 7.3%
  1,997,553   PL# 644631,
                5.00%, 09/15/35..............     1,973,208
  2,590,000   TBA,
                5.00%, 01/01/36..............     2,556,006
    600,000   TBA,
                5.50%, 01/01/36..............       603,750
                                               ------------
                                                  5,132,964
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 0.8%
    470,000   5.88%, 04/01/36................       535,959
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $26,006,139).................    26,158,244
                                               ------------
              CORPORATE BONDS AND NOTES -- 41.0%
              AUTOMOBILE: RENTAL -- 0.0%
     15,000   Hertz Corp. -- 144A,
                8.88%, 01/01/14..............        15,356
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 0.8%
    160,000   Daimler Chrysler NA Holding,
                4.05%, 06/04/08..............       155,847
    200,000   Ford Motor Company,
                7.45%, 07/16/31..............       137,000
    440,000   General Motors Corp.,
                8.25%, 07/15/23..............       284,900
                                               ------------
                                                    577,747
                                               ------------
              BANKS -- 1.0%
     90,000   Bank of America Corp.,
                3.88%, 01/15/08..............        88,393
    140,000   Bank of America Corp.,
                4.50%, 08/01/10..............       137,717

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS (CONTINUED)
$    10,000   Rabobank Capital Funding Trust
                II -- 144A, Variable Rate,
                5.26%, perpetual(a)..........  $      9,923
     20,000   Rabobank Capital Funding Trust
                III -- 144A,
                Variable Rate,
                5.25%, perpetual(a)..........        19,650
    240,000   Wachovia Corp.,
                5.25%, 08/01/14..............       240,730
    230,000   Wells Fargo & Company,
                4.20%, 01/15/10..............       224,117
                                               ------------
                                                    720,530
                                               ------------
              BROADCAST SERVICES/MEDIA -- 1.5%
     10,000   Clear Channel Communications,
                Inc.,
                4.63%, 01/15/08..............         9,868
    290,000   Clear Channel Communications,
                Inc.,
                5.50%, 09/15/14..............       277,967
     50,000   Clear Channel Communications,
                Inc.,
                4.90%, 05/15/15..............        45,296
    170,000   Comcast Corp.,
                6.50%, 01/15/15..............       179,970
     80,000   Cox Communications, Inc.,
                3.88%, 10/01/08..............        77,145
    100,000   Liberty Media Corp.,
                7.88%, 07/15/09..............       105,871
     50,000   Time Warner Entertainment,
                8.38%, 07/15/33..............        59,238
    160,000   Time Warner, Inc.,
                6.88%, 05/01/12..............       170,536
    140,000   Time Warner, Inc.,
                7.70%, 05/01/32..............       157,926
                                               ------------
                                                  1,083,817
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.7%
    180,000   Altria Group, Inc.,
                7.00%, 11/04/13..............       197,263
    270,000   Eastman Kodak Company,
                Series MTNA,
                6.38%, 06/15/06..............       271,630
                                               ------------
                                                    468,893
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.2%
    120,000   Waste Management, Inc.,
                6.38%, 11/15/12..............       128,022
                                               ------------
              FINANCIAL SERVICES -- 5.8%
     90,000   Aiful Corp. -- 144A (Japan),
                5.00%, 08/10/10..............        88,935
    250,000   Citigroup, Inc.,
                4.13%, 02/22/10..............       243,104

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$   340,000   Countrywide Financial Corp.,
                Series MTNA,
                4.50%, 06/15/10..............  $    330,359
     50,000   Credit Suisse First Boston USA,
                Inc.,
                4.88%, 08/15/10..............        49,667
    790,000   Ford Motor Credit Company,
                7.38%, 10/28/09..............       701,199
    250,000   General Electric Capital Corp.,
                Series MTNA,
                4.25%, 01/15/08..............       247,212
     70,000   General Motors Acceptance
                Corp.,
                6.13%, 08/28/07..............        64,913
    350,000   General Motors Acceptance
                Corp.,
                5.63%, 05/15/09..............       311,622
     30,000   General Motors Acceptance
                Corp., Series GM,
                6.31%, 11/30/07..............        27,154
    600,000   General Motors Acceptance
                Corp., Series MTN, Floating
                Rate,
                5.05%, 01/16/07(b)...........       570,224
    250,000   HSBC Finance Corp.,
                4.63%, 01/15/08..............       248,471
    220,000   JPMorgan Chase & Company,
                5.13%, 09/15/14..............       218,158
    130,000   JPMorgan Chase & Company,
                5.15%, 10/01/15..............       128,399
    310,000   Lehman Brothers E-Capital Trust
                I -- 144A, Floating Rate,
                5.15%, 08/19/65(b)...........       311,146
    130,000   Lehman Brothers Holdings, Inc.,
                4.00%, 01/22/08..............       127,909
     80,000   Lehman Brothers Holdings, Inc.,
                4.50%, 07/26/10..............        78,402
    200,000   Morgan Stanley,
                3.63%, 04/01/08..............       194,946
    130,000   The Goldman Sachs Group, Inc.,
                4.50%, 06/15/10..............       127,169
                                               ------------
                                                  4,068,989
                                               ------------
              FOOD AND BEVERAGE -- 0.3%
    140,000   Anheuser-Busch Companies, Inc.,
                4.95%, 01/15/14..............       140,044
     60,000   Kraft Foods, Inc.,
                5.63%, 11/01/11..............        61,636
                                               ------------
                                                    201,680
                                               ------------
              INSURANCE -- 0.0%
     30,000   ASIF Global Financing
                XIX -- 144A,
                4.90%, 01/17/13..............        29,894
                                               ------------
              LEISURE AND RECREATION -- 0.0%
     10,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............         9,950
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MANUFACTURING -- 0.5%
$   120,000   Tyco International Group SA
                (Luxembourg),
                6.38%, 10/15/11..............  $    124,781
    240,000   Tyco International Group SA
                (Luxembourg),
                6.00%, 11/15/13..............       245,539
                                               ------------
                                                    370,320
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.3%
    160,000   HCA, Inc.,
                6.75%, 07/15/13..............       165,774
     20,000   HCA, Inc.,
                5.75%, 03/15/14..............        19,494
                                               ------------
                                                    185,268
                                               ------------
              OIL AND GAS: PIPELINES -- 0.6%
     50,000   El Paso Corp., Series MTN,
                7.80%, 08/01/31..............        50,125
    100,000   El Paso Corp., Series MTN,
                7.75%, 01/15/32..............       100,750
    110,000   El Paso Natural Gas,
                8.38%, 06/15/32..............       124,788
    170,000   Williams Companies, Inc.,
                Series A,
                7.50%, 01/15/31..............       176,800
                                               ------------
                                                    452,463
                                               ------------
              OIL, COAL AND GAS -- 2.2%
    110,000   Amerada Hess Corp.,
                7.30%, 08/15/31..............       127,699
    100,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31..............       122,947
    150,000   Apache Finance Canada (Canada),
                4.38%, 05/15/15..............       144,190
    150,000   ChevronTexaco Capital Company
                (Canada),
                3.50%, 09/17/07..............       147,004
    230,000   Conoco, Inc.,
                6.95%, 04/15/29..............       278,459
     50,000   Devon Energy Corp.,
                7.95%, 04/15/32..............        64,688
    310,000   Kerr-McGee Corp.,
                7.88%, 09/15/31..............       369,412
    120,000   Pemex Project Funding Master
                Trust,
                7.38%, 12/15/14..............       133,620
     20,000   Western Oil Sands, Inc.
                (Canada),
                8.38%, 05/01/12..............        22,575
    120,000   XTO Energy, Inc.,
                6.25%, 04/15/13..............       127,365
                                               ------------
                                                  1,537,959
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 0.4%
$    25,000   International Paper Company,
                5.50%, 01/15/14..............  $     24,610
    210,000   Weyerhaeuser Company,
                6.75%, 03/15/12..............       223,174
                                               ------------
                                                    247,784
                                               ------------
              PRINTING AND PUBLISHING -- 0.0%
     10,000   Reader's Digest Association,
                Inc.,
                6.50%, 03/01/11..............         9,825
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 1.7%
    587,197   Washington Mutual Bank,
                Series 2005-AR13, Class A1A1,
                Floating Rate,
                4.67%, 10/25/45(c)...........       586,443
    593,498   Washington Mutual Bank, Series
                2005-AR15, Class A1A2,
                Floating Rate,
                4.66%, 11/25/45(c)...........       592,454
                                               ------------
                                                  1,178,897
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 1.5%
    578,959   Lehman XS Trust, Series
                2005-5N, Class 1A1, Floating
                Rate,
                4.68%, 11/25/35(c)...........       578,670
    329,310   Lehman XS Trust, Series
                2005-7N, Class 1A1B, Floating
                Rate,
                4.68%, 12/25/35(c)...........       329,247
    140,000   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A4A,
                4.99%, 08/13/42..............       138,167
                                               ------------
                                                  1,046,084
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 20.9%
    564,841   Accredited Mortgage Loan Trust,
                Series 2005-3, Class A1,
                Floating Rate,
                4.62%, 09/25/35(c)...........       565,304
    396,327   Adjustable Rate Mortgage Trust,
                Series 2004-2, Class 7A2,
                Floating Rate,
                4.80%, 02/25/35(c)...........       397,399
    417,347   Adjustable Rate Mortgage Trust,
                Series 2004-5, Class 7A2,
                Floating Rate,
                4.76%, 04/25/35(c)...........       414,092
    589,084   American Home Mortgage
                Investment Trust, Series
                2005-4, Class 1A1, Floating
                Rate,
                4.67%, 11/25/45(c)...........       587,741
    400,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-3, Class A4,
                4.67%, 07/10/43..............       385,718
    407,554   Banc of America Mortgage
                Securities, Series 2005-A,
                Class 2A1, Floating Rate,
                4.47%, 02/25/35(c)...........       400,706

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   133,270   Chevy Chase Mortgage Funding
                Corp. -- 144A, Series
                2003-2AT, Class A1, Floating
                Rate,
                4.76%, 05/25/34(c)...........  $    133,553
    615,088   Countrywide Alternative Loan
                Trust, Series 2005-36, Class
                3A1, Floating Rate,
                5.03%, 08/25/35(c)...........       609,584
    397,845   Countrywide Alternative Loan
                Trust, Series 2005-44, Class
                1A1, Floating Rate,
                4.71%, 10/25/35(c)...........       397,793
    597,915   Countrywide Alternative Loan
                Trust, Series 2005-59, Class
                1A1, Floating Rate,
                4.70%, 11/20/35(c)...........       599,003
    601,386   Countrywide Alternative Loan
                Trust, Series 2005-J12, Class
                2A1, Floating Rate,
                4.65%, 08/25/35(c)...........       601,309
    477,104   Countrywide Asset-Backed
                Certificates, Series 2005-11,
                Class AF1, Floating Rate,
                4.56%, 02/25/36(c)...........       477,501
    130,000   Countrywide Asset-Backed
                Certificates, Series 2005-4,
                Class AF3,
                4.46%, 10/25/35..............       127,701
    538,903   Countrywide Home Equity Loan
                Trust, Series 2005-G, Class
                2A, Floating Rate,
                4.60%, 12/15/35(c)...........       539,240
    552,727   Countrywide Home Loans, Series
                2004-23, Class A, Floating
                Rate,
                6.08%, 11/25/34(c)...........       564,279
    562,722   Countrywide Home Loans, Series
                2005-R3, Class AF, Floating
                Rate,
                4.78%, 09/25/35(c)...........       562,722
    528,005   First Franklin Mortgage Loan
                Asset Backed Certificates,
                Series 2004-FF10, Class A2,
                Floating Rate,
                4.78%, 12/25/32(c)...........       529,645
    595,011   GMAC Mortgage Corp. Loan Trust,
                Series 2003-AR2, Class 1A1,
                Floating Rate,
                3.60%, 12/19/33(c)...........       589,953
    427,029   GMAC Mortgage Corp. Loan Trust,
                Series 2005-AR1, Class 3A,
                Floating Rate,
                4.67%, 03/18/35(c)...........       420,166
    200,000   GS Mortgage Securities Corp.
                II, Series 2005-GG4, Class
                AABA,
                4.68%, 07/10/39..............       194,933

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   306,279   Impac CMB Trust, Series
                2003-10, Class 1A1, Floating
                Rate,
                4.73%, 10/25/33(c)...........  $    306,474
    470,342   Impac CMB Trust, Series 2004-2,
                Class A1, Floating Rate,
                4.64%, 04/25/34(c)...........       471,339
    493,665   Impac CMB Trust, Series 2004-6,
                Class 1A1, Floating Rate,
                4.78%, 10/25/34(c)...........       497,398
    439,465   JPMorgan Mortgage Trust, Series
                2004-A3, Class 1A1, Floating
                Rate,
                4.33%, 07/25/34(c)...........       431,932
    100,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C3, Class
                A5,
                4.74%, 07/15/30..............        97,053
    100,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C3, Class
                AAB,
                4.66%, 07/15/30..............        97,281
    200,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C5, Class
                A4,
                4.95%, 09/15/40..............       197,141
    500,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A4, Class 2A2,
                4.46%, 07/25/35..............       484,435
    400,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A5, Class A3,
                4.44%, 06/25/35..............       386,429
    510,427   MLCC Mortgage Investors, Inc.,
                Series 2003-F, Class A1,
                Floating Rate,
                4.70%, 10/25/28(c)...........       510,743
     31,913   Quest Trust, Series 2003-X3,
                Class A1, Floating Rate,
                4.86%, 02/25/34(c)...........        31,936
    455,731   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-15, Class 1A1,
                5.06%, 07/25/35..............       452,097
    468,995   Structured Asset Mortgage
                Investments, Inc., Series
                2003-AR4, Class A1, Floating
                Rate,
                4.72%, 01/19/34(c)...........       469,762
    505,587   Wachovia Mortgage Loan Trust,
                LLC, Series 2005-WMC1, Class
                A1, Floating Rate,
                4.49%, 10/25/35(c)...........       505,935
    555,939   Washington Mutual, Series
                2005-AR8, Class 2A1A,
                Floating Rate,
                4.67%, 07/25/45(c)...........       555,121
                                               ------------
                                                 14,593,418
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 0.0%
$    30,000   Ventas Realty LP/Ventas Capital
                Corp. -- 144A,
                6.50%, 06/01/16..............  $     30,300
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.4%
     70,000   AT&T, Inc.,
                5.10%, 09/15/14..............        68,500
     10,000   Bellsouth Corp.,
                4.75%, 11/15/12..............         9,759
     50,000   Deutsche Telekom International
                Finance BV (the Netherlands),
                5.25%, 07/22/13..............        49,811
    115,000   Koninklijke KPN NV (the
                Netherlands),
                8.38%, 10/01/30..............       136,663
    190,000   Qwest Communications
                International, Inc., Floating
                Rate,
                7.84%, 02/15/09(b)...........       193,563
    320,000   Sprint Capital Corp.,
                6.00%, 01/15/07..............       323,209
     90,000   Telecom Italia Capital
                (Luxembourg),
                5.25%, 10/01/15..............        87,579
    100,000   Verizon Global Funding Corp.,
                7.38%, 09/01/12..............       111,672
                                               ------------
                                                    980,756
                                               ------------
              TRANSPORTATION -- 0.1%
     10,000   Teekay Shipping Corp. (Marshall
                Islands),
                8.88%, 07/15/11..............        11,350
     50,000   Union Pacific Corp.,
                5.38%, 05/01/14..............        50,654
                                               ------------
                                                     62,004
                                               ------------
              UTILITIES -- 1.1%
     30,000   Dominion Resources, Inc.,
                4.75%, 12/15/10..............        29,351
    100,000   Dominion Resources, Inc.,
                5.70%, 09/17/12..............       101,822
     50,000   Duke Energy Corp.,
                6.25%, 01/15/12..............        52,763
     90,000   Duke Energy Corp.,
                5.63%, 11/30/12..............        92,447
     70,000   FirstEnergy Corp., Series B,
                6.45%, 11/15/11..............        74,290
    150,000   FirstEnergy Corp., Series C,
                7.38%, 11/15/31..............       177,552
    110,000   Oncor Electric Delivery
                Company,
                6.38%, 01/15/15..............       116,927

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$    70,000   Pacific Gas & Electric Company,
                6.05%, 03/01/34..............  $     72,696
     70,000   Swepco Capital Trust I,
                Variable Rate,
                5.25%, 10/01/43(a)...........        69,236
                                               ------------
                                                    787,084
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $29,044,704)...........    28,787,040
                                               ------------
  SHARES
  ------
              PREFERRED STOCKS -- 1.0%
              FANNIE MAE
     13,100   Series O, Floating Rate,
                7.00%(b) (Cost $726,838).....       711,985
                                               ------------
              CONVERTIBLE PREFERRED STOCKS -- 0.3%
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT
      9,300   General Motors Corp., Series A,
                4.50% (Cost $217,415)........       192,975
                                               ------------
 PRINCIPAL
 ---------
              MUNICIPAL BONDS -- 0.1%
              NEW YORK
$    50,000   Liberty NY Development Corp.,
                Revenue Bond,
                5.25%, 10/01/35 (Cost
                $55,325).....................        56,827
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 4.7%
     60,000   Federal Republic of Brazil
                (Brazil),
                8.88%, 04/15/24..............        67,050
     60,000   Federal Republic of Brazil
                (Brazil),
                12.25%, 03/06/30.............        86,700
    230,000   Federal Republic of Brazil
                (Brazil),
                11.00%, 08/17/40.............       296,758
     61,177   Federal Republic of Brazil
                (Brazil), Series 18YR,
                Floating Rate,
                5.25%, 04/15/12(i)...........        60,566
     13,000   Federal Republic of Brazil
                (Brazil), Series B,
                8.88%, 04/15/24..............        14,528
    118,202   Government of Canada Real
                Return Bonds (Canada),
                4.00%, 12/01/31(n)...........       157,609
    320,000   Queensland Treasury Corp.
                (Australia), Series 11G,
                6.00%, 06/14/11(m)...........       241,746
    240,000   Republic of Colombia
                (Colombia), Floating Rate,
                6.14%, 11/16/15(b)...........       245,400
    110,000   Republic of Colombia
                (Colombia), Floating Rate,
                11.75%, 02/25/20(b)..........       152,625

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$   160,000   Republic of Panama (Panama),
                7.13%, 01/29/26..............  $    162,800
     50,000   Republic of Peru (Peru),
                8.75%, 11/21/33..............        56,500
     73,800   Republic of Peru, Series 20YR
                (Peru), Variable Rate,
                5.00%, 03/07/17(a)...........        71,033
    690,000   Russian Federation
                (Russia) -- 144A,
                5.00%, 03/31/30..............       780,651
    110,000   United Mexican States (Mexico),
                Series MTN,
                8.30%, 08/15/31..............       141,625
    610,000   United Mexican States (Mexico),
                Series MTNA,
                7.50%, 04/08/33..............       723,765
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS (Cost
                $3,097,717)..................     3,259,356
                                               ------------
              TOTAL SECURITIES (Cost
                $79,563,350).................    79,536,894
                                               ------------
              REPURCHASE AGREEMENTS -- 15.2%
 10,632,489   With Investors Bank and Trust,
                dated 12/30/05, 3.82%, due
                01/03/06, repurchase proceeds
                at maturity $10,637,002
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                5.04%,
                due 12/01/18, with a value of
                $11,164,113) (Cost
                $10,632,489).................    10,632,489
                                               ------------
              Total Investments -- 128.7%
                (Cost $90,195,839)...........    90,169,383
              Liabilities less other
                assets -- (28.7)%............   (20,096,524)
                                               ------------
              NET ASSETS -- 100.0%...........  $ 70,072,859
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $90,205,290.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $ 452,415
    Gross unrealized depreciation............   (488,322)
                                               ---------
    Net unrealized depreciation..............  $ (35,907)
                                               =========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 64.1%
              AEROSPACE AND DEFENSE -- 1.9%
     30,550   Lockheed Martin Corp. .........  $  1,943,897
     34,471   Northrop Grumman Corp. ........     2,072,051
     49,650   Raytheon Company...............     1,993,448
     25,500   The Boeing Company.............     1,791,120
                                               ------------
                                                  7,800,516
                                               ------------
              AGRICULTURE -- 0.5%
     26,850   Monsanto Company...............     2,081,681
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 0.8%
      4,000   Abercrombie & Fitch Company --
                Class A(1)...................       260,720
     54,700   Coach, Inc.*...................     1,823,698
     25,400   Nordstrom, Inc. ...............       949,960
      8,900   The Men's Wearhouse, Inc.*.....       262,016
                                               ------------
                                                  3,296,394
                                               ------------
              AUTOMOBILE: RETAIL -- 0.2%
     46,300   AutoNation, Inc.*..............     1,006,099
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 0.3%
     22,900   Autoliv, Inc. .................     1,040,118
     47,550   Ford Motor Company.............       367,086
                                               ------------
                                                  1,407,204
                                               ------------
              BANKS -- 4.3%
    128,012   Bank of America Corp. .........     5,907,753
      4,900   Bank of Hawaii Corp. ..........       252,546
      6,900   Golden West Financial Corp. ...       455,400
     65,350   North Fork Bancorp, Inc. ......     1,787,976
     21,300   UnionBanCal Corp. .............     1,463,736
     78,682   US Bancorp.....................     2,351,805
     66,153   Wachovia Corp. ................     3,496,848
     30,050   Wells Fargo & Company..........     1,888,042
                                               ------------
                                                 17,604,106
                                               ------------
              BROADCAST SERVICES/MEDIA -- 2.6%
     11,900   Clear Channel Communications,
                Inc. ........................       374,255
     50,700   Comcast Corp. -- Class A*(1)...     1,316,172
      5,660   Discovery Holding Company --
                Class A*.....................        85,749
     56,600   Liberty Media Corp. -- Class
                A*...........................       445,442
      4,700   Pixar*.........................       247,784
     13,500   The McGraw-Hill Companies,
                Inc. ........................       697,005
     25,800   The Walt Disney Company........       618,426
    197,690   Time Warner, Inc. .............     3,447,714
      8,100   Tribune Company................       245,106

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
     19,600   Univision Communications,
                Inc. -- Class A*.............  $    576,044
     83,700   Viacom, Inc. -- Class B*.......     2,728,620
                                               ------------
                                                 10,782,317
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.8%
      5,800   Fair Isaac Corp. ..............       256,186
     43,900   First Data Corp. ..............     1,888,139
     19,700   Moody's Corp. .................     1,209,974
                                               ------------
                                                  3,354,299
                                               ------------
              CHEMICALS -- 0.3%
     15,100   EI du Pont de Nemours and
                Company......................       641,750
      9,850   The Dow Chemical Company.......       431,627
                                               ------------
                                                  1,073,377
                                               ------------
              COMMERCIAL SERVICES -- 0.3%
      1,487   CCE Spino, Inc.*(1)............        19,480
     68,750   Cendant Corp. .................     1,185,937
                                               ------------
                                                  1,205,417
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 4.1%
     36,600   Autodesk, Inc. ................     1,571,970
     32,400   Cadence Design Systems,
                Inc.*(1).....................       548,208
     31,700   Computer Sciences Corp.*.......     1,605,288
      8,400   Dell, Inc.*....................       251,916
     15,800   Electronic Data Systems
                Corp. .......................       379,832
    121,987   Hewlett-Packard Company........     3,492,488
     13,700   Ingram Micro, Inc. -- Class
                A*...........................       273,041
     19,450   International Business Machines
                Corp. .......................     1,598,790
    180,350   Microsoft Corp. ...............     4,716,152
     21,450   Oracle Corp.*..................       261,905
     10,200   SanDisk Corp.*.................       640,764
     85,900   Western Digital Corp.*.........     1,598,599
                                               ------------
                                                 16,938,953
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.3%
     12,500   Lafarge North America, Inc. ...       687,750
      5,300   Martin Marietta Materials,
                Inc. ........................       406,616
                                               ------------
                                                  1,094,366
                                               ------------
              CONSUMER GOODS AND SERVICES -- 3.2%
     69,650   Altria Group, Inc. ............     5,204,247
     16,900   American Greetings Corp. --
                Class A(1)...................       371,293
     38,750   Colgate-Palmolive Company......     2,125,438
     14,000   Energizer Holdings, Inc.*......       697,060
     55,398   Procter & Gamble Company.......     3,206,436

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
      4,900   United Parcel Service, Inc. --
                Class B......................  $    368,235
     20,485   UST, Inc. .....................       836,403
      3,300   Whirlpool Corp. ...............       276,408
                                               ------------
                                                 13,085,520
                                               ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 2.4%
    287,000   General Electric Company.......    10,059,350
                                               ------------
              ELECTRONICS -- 0.7%
     21,100   Avnet, Inc.*...................       505,134
     24,300   Emerson Electric Company.......     1,815,210
      2,800   Harman International
                Industries, Inc. ............       273,980
      4,750   Rockwell Collins, Inc. ........       220,733
                                               ------------
                                                  2,815,057
                                               ------------
              FINANCIAL SERVICES -- 5.8%
     58,500   AmeriCredit Corp.*.............     1,499,355
        920   Ameriprise Financial, Inc. ....        37,720
     19,500   Ameritrade Holding Corp.*......       468,000
     96,899   Citigroup, Inc. ...............     4,702,508
     20,000   Countrywide Financial Corp. ...       683,800
     29,300   E*TRADE Financial Corp.*.......       611,198
    121,400   JPMorgan Chase & Company.......     4,818,365
     44,800   Merrill Lynch & Company,
                Inc. ........................     3,034,304
     40,300   Morgan Stanley.................     2,286,622
     27,500   Prudential Financial, Inc. ....     2,012,725
     26,000   SLM Corp. .....................     1,432,340
     59,250   Washington Mutual, Inc. .......     2,577,375
                                               ------------
                                                 24,164,312
                                               ------------
              FOOD AND BEVERAGE -- 1.6%
     78,150   Archer-Daniels-Midland
                Company......................     1,927,178
     39,550   Coca-Cola Company..............     1,594,261
     10,450   Hershey Foods Corp. ...........       577,363
     10,000   PepsiAmericas, Inc. ...........       232,600
     15,200   PepsiCo, Inc. .................       898,016
     81,300   Tyson Foods, Inc. -- Class A...     1,390,230
                                               ------------
                                                  6,619,648
                                               ------------
              INSURANCE -- 3.9%
     18,600   Aetna, Inc. ...................     1,754,166
     37,703   American International Group,
                Inc. ........................     2,572,476
     46,000   Genworth Financial, Inc. --
                Class A......................     1,590,680
     19,700   Loews Corp. ...................     1,868,545
     28,800   MBIA, Inc. ....................     1,732,608
     46,200   MetLife, Inc. .................     2,263,800
     11,000   Principal Financial Group,
                Inc. ........................       521,730

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
     19,600   The Allstate Corp. ............  $  1,059,772
     35,100   The St. Paul Travelers
                Companies, Inc. .............     1,567,917
     20,500   WR Berkley Corp. ..............       976,210
                                               ------------
                                                 15,907,904
                                               ------------
              INTERNET SERVICES -- 1.3%
    187,350   Cisco Systems, Inc.*...........     3,207,432
      3,750   Google, Inc. -- Class A*.......     1,555,725
     26,817   Symantec Corp.*................       469,298
                                               ------------
                                                  5,232,455
                                               ------------
              LEISURE AND RECREATION -- 0.8%
     23,700   Carnival Corp. (Panama)(1).....     1,267,239
     12,100   Choice Hotels International,
                Inc. ........................       505,296
     35,900   MGM MIRAGE*....................     1,316,453
     18,900   Regal Entertainment Group --
                Class A(1)...................       359,478
                                               ------------
                                                  3,448,466
                                               ------------
              MANUFACTURING -- 0.4%
     14,800   Illinois Tool Works, Inc. .....     1,302,252
      2,850   ITT Industries, Inc. ..........       293,037
                                               ------------
                                                  1,595,289
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 3.5%
      7,350   Guidant Corp. .................       475,913
      7,500   Humana, Inc.*..................       407,475
     95,550   Johnson & Johnson..............     5,742,554
     37,400   McKesson Corp. ................     1,929,466
     55,650   Medtronic, Inc. ...............     3,203,771
     39,800   St Jude Medical, Inc.*.........     1,997,960
      6,700   UnitedHealth Group, Inc. ......       416,338
                                               ------------
                                                 14,173,477
                                               ------------
              METALS AND MINING -- 0.5%
      5,300   Newmont Mining Corp. ..........       283,020
     27,000   Nucor Corp.(1).................     1,801,440
                                               ------------
                                                  2,084,460
                                               ------------
              OIL AND GAS: PIPELINES -- 0.4%
     23,000   Equitable Resources, Inc. .....       843,870
      8,100   Questar Corp. .................       613,170
                                               ------------
                                                  1,457,040
                                               ------------
              OIL, COAL AND GAS -- 5.8%
     21,900   Anadarko Petroleum Corp. ......     2,075,025
     29,814   Apache Corp. ..................     2,042,855
     27,200   Burlington Resources, Inc. ....     2,344,640
     26,000   ChevronTexaco Corp. ...........     1,476,020
     32,426   ConocoPhillips.................     1,886,545

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
     34,850   Devon Energy Corp. ............  $  2,179,519
     12,800   EOG Resources, Inc. ...........       939,136
    121,650   Exxon Mobil Corp. .............     6,833,080
     25,100   Helmerich & Payne, Inc. .......     1,553,941
      5,100   Noble Corp. (Cayman Islands)...       359,754
      2,800   Schlumberger, Ltd. (Netherlands
                Antilles)....................       272,020
     22,400   Sunoco, Inc. ..................     1,755,712
      3,800   Transocean, Inc. (Cayman
                Islands)*....................       264,822
                                               ------------
                                                 23,983,069
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 5.1%
     66,400   Abbott Laboratories............     2,618,152
      9,600   Allergan, Inc.(1)..............     1,036,416
     48,300   AmerisourceBergen Corp. .......     1,999,620
     48,934   Amgen, Inc.*...................     3,858,935
      6,300   Genentech, Inc.*...............       582,750
     23,150   Genzyme Corp.*.................     1,638,557
     87,500   Merck & Company, Inc. .........     2,783,375
    239,860   Pfizer, Inc. ..................     5,593,535
     15,600   Wyeth..........................       718,692
                                               ------------
                                                 20,830,032
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.4%
      8,600   Equity Office Properties
                Trust........................       260,838
     32,000   ProLogis.......................     1,495,040
                                               ------------
                                                  1,755,878
                                               ------------
              RETAIL -- 1.9%
     78,700   Circuit City Stores, Inc. .....     1,777,833
     44,300   Dillard's, Inc. -- Class A.....     1,099,526
      8,400   Office Depot, Inc.*............       263,760
     13,172   The Home Depot, Inc. ..........       533,203
     50,600   Walgreen Company(1)............     2,239,556
     36,670   Wal-Mart Stores, Inc. .........     1,716,156
                                               ------------
                                                  7,630,034
                                               ------------
              RETAIL: RESTAURANTS -- 0.7%
     36,350   Darden Restaurants, Inc. ......     1,413,288
     28,800   YUM! Brands, Inc. .............     1,350,144
                                               ------------
                                                  2,763,432
                                               ------------
              RETAIL: SUPERMARKETS -- 0.4%
     84,400   The Kroger Company*............     1,593,472
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.5%
     56,900   Agilent Technologies, Inc.*....     1,894,201
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS -- 2.6%
     50,639   Freescale Semiconductor,
                Inc. -- Class B*.............  $  1,274,584
    203,950   Intel Corp. ...................     5,090,591
    106,100   Micron Technology, Inc.*(1)....     1,412,191
     86,850   Texas Instruments, Inc. .......     2,785,280
                                               ------------
                                                 10,562,646
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 2.6%
    116,000   AT&T, Inc. ....................     2,840,839
     45,700   BellSouth Corp. ...............     1,238,470
     47,350   CenturyTel, Inc.(1)............     1,570,126
     10,050   Comverse Technology, Inc.*.....       267,230
     34,800   Corning, Inc.*.................       684,168
     33,350   Motorola, Inc. ................       753,377
      7,000   QUALCOMM, Inc. ................       301,560
     70,150   Sprint Nextel Corp. ...........     1,638,704
     48,900   Verizon Communications,
                Inc. ........................     1,472,868
                                               ------------
                                                 10,767,342
                                               ------------
              TRANSPORTATION -- 1.5%
     31,000   Burlington Northern Santa Fe
                Corp. .......................     2,195,420
     36,100   CSX Corp. .....................     1,832,797
     11,700   Laidlaw International, Inc. ...       271,791
     24,850   Norfolk Southern Corp. ........     1,114,026
     12,800   Swift Transportation Company,
                Inc.*........................       259,840
      4,100   Union Pacific Corp. ...........       330,091
                                               ------------
                                                  6,003,965
                                               ------------
              UTILITIES -- 1.7%
     16,800   Consolidated Edison, Inc. .....       778,344
      9,200   Duke Energy Corp.(1)...........       252,540
     44,000   Edison International...........     1,918,840
      4,250   Entergy Corp. .................       291,763
     49,650   PG&E Corp. ....................     1,843,008
     39,900   TXU Corp. .....................     2,002,581
                                               ------------
                                                  7,087,076
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $241,036,639)..........   263,158,854
                                               ------------
              PREFERRED STOCKS -- 0.4%
              FANNIE MAE
     29,700   Series O, Floating Rate,
                7.00%(b) (Cost $1,659,000)...     1,614,195
                                               ------------
              CONVERTIBLE PREFERRED STOCKS -- 0.1%
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT
     20,200   General Motors Corp., Series A,
                4.50% (Cost $472,230)........       419,150
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                        -----
              US TREASURY SECURITIES -- 5.8%
              US TREASURY BONDS -- 0.3%
$   740,000   8.00%, 11/15/21................  $  1,019,726
    370,000   5.38%, 02/15/31(1).............       415,730
                                               ------------
                                                  1,435,456
                                               ------------
              US TREASURY INFLATION INDEX -- 1.7%
  1,741,977   1.63%, 01/15/15................     1,678,762
  2,795,465   1.88%, 07/15/15................     2,750,043
  1,658,941   2.38%, 01/15/25................     1,744,092
    472,512   3.88%, 04/15/29................       637,744
                                               ------------
                                                  6,810,641
                                               ------------
              US TREASURY NOTES -- 3.4%
  1,185,000   3.38%, 02/28/07................     1,170,929
  2,585,000   3.75%, 03/31/07................     2,563,795
     40,000   4.00%, 08/31/07................        39,747
    730,000   3.00%, 02/15/08(1).............       709,669
    865,000   3.38%, 02/15/08(1).............       847,464
  1,060,000   3.75%, 05/15/08(2).............     1,045,260
  6,500,000   3.88%, 05/15/10(2).............     6,378,891
    420,000   3.88%, 02/15/13(1).............       407,220
    860,000   4.13%, 05/15/15(1).............       841,423
     20,000   4.50%, 11/15/15(1).............        20,170
                                               ------------
                                                 14,024,568
                                               ------------
              US TREASURY STRIPS -- 0.4%
  3,660,000   Zero coupon, 11/15/27(1).......     1,345,076
    770,000   Zero coupon, 05/15/30(1).......       254,799
                                               ------------
                                                  1,599,875
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $23,857,318)...........    23,870,540
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 14.5%
              FANNIE MAE -- 9.6%
    188,735   PL# 535675,
                7.00%, 01/01/16..............       196,203
        970   PL# 549906,
                7.50%, 09/01/30..............         1,017
      2,813   PL# 552549,
                7.50%, 09/01/30..............         2,949
        601   PL# 558384,
                7.50%, 01/01/31..............           630
      3,782   PL# 568677,
                7.50%, 01/01/31..............         3,965
      2,081   PL# 572762,
                7.50%, 03/01/31..............         2,181
     16,162   PL# 582178,
                7.50%, 06/01/31..............        16,936
     13,439   PL# 594316,
                6.50%, 07/01/31..............        13,819
      2,619   PL# 602859,
                6.50%, 10/01/31..............         2,693

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$    19,877   PL# 614924,
                7.00%, 12/01/16..............  $     20,660
  1,511,069   PL# 735809, Variable Rate,
                4.52%, 08/01/35(a)...........     1,493,181
     99,227   PL# 745000,
                6.00%, 10/01/35..............       100,198
     71,080   PL# 793193,
                5.50%, 07/01/19..............        71,568
    145,940   PL# 801516, Variable Rate,
                4.72%, 08/01/34(a)...........       144,914
    618,990   PL# 810896, Variable Rate,
                4.88%, 01/01/35(a)...........       619,323
    816,841   PL# 821150, Variable Rate,
                4.59%, 04/01/35(a)...........       806,694
  1,100,000   TBA,
                5.00%, 01/01/21..............     1,088,313
  1,300,000   TBA,
                5.50%, 01/01/21..............     1,308,125
    700,000   TBA,
                4.50%, 01/01/36..............       659,313
 18,700,000   TBA,
                5.00%, 01/01/36..............    18,121,458
  8,600,000   TBA,
                5.50%, 01/01/36..............     8,516,683
  6,600,000   TBA,
                6.00%, 01/01/36..............     6,661,875
                                               ------------
                                                 39,852,698
                                               ------------
              FEDERAL AGRICULTURAL MORTGAGE CORP. -- 0.1%
    220,000   4.25%, 07/29/08................       217,551
                                               ------------
              FREDDIE MAC -- 0.8%
  1,060,000   4.38%, 11/16/07................     1,053,425
  1,460,000   4.75%, 01/18/11................     1,460,862
    600,000   5.63%, 11/23/35................       607,447
                                               ------------
                                                  3,121,734
                                               ------------
              FREDDIE MAC GOLD -- 0.5%
    900,000   TBA,
                5.00%, 01/01/21..............       891,000
  1,000,000   TBA,
                5.00%, 01/01/36..............       968,125
                                               ------------
                                                  1,859,125
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 2.3%
      9,373   PL# 461836,
                7.00%, 01/15/28..............         9,853
      1,538   PL# 596647,
                7.00%, 09/15/32..............         1,616
    278,890   PL# 604404,
                5.00%, 06/15/33..............       275,713
    780,254   PL# 604845,
                5.00%, 12/15/33..............       771,365

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (CONTINUED)
$   981,130   PL# 608280,
                5.00%, 09/15/33..............  $    969,952
    977,868   PL# 615892,
                5.00%, 08/15/33..............       966,727
    993,302   PL# 616832,
                5.00%, 01/15/35..............       981,198
    955,383   PL# 620521,
                5.00%, 08/15/33..............       944,498
    898,939   PL# 637934,
                5.00%, 01/15/35..............       887,983
    998,776   PL# 639093,
                5.00%, 01/15/35..............       986,604
    499,316   PL# 639865,
                5.00%, 06/15/35..............       493,230
    126,636   PL# 781881,
                5.00%, 03/15/35..............       125,161
  1,390,000   TBA,
                5.00%, 01/01/36..............     1,371,757
    900,000   TBA,
                5.50%, 01/01/36..............       905,625
                                               ------------
                                                  9,691,282
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 0.7%
    600,000   Fannie Mae Grantor Trust,
                Series 2001-T2, Class B,
                6.02%, 11/25/10..............       628,383
    278,998   Fannie Mae, Series 1999-7,
                Class AB,
                6.00%, 03/25/29..............       283,942
    760,000   Fannie Mae, Series 2003-35,
                Class TE,
                5.00%, 05/25/18..............       752,461
    543,581   Fannie Mae, Series 2004-60,
                Class LB,
                5.00%, 04/25/34..............       537,688
    676,041   Fannie Mae, Series 2004-99,
                Class A0,
                5.50%, 01/25/34..............       679,428
                                               ------------
                                                  2,881,902
                                               ------------
              RESOLUTION FUNDING STRIPS -- 0.1%
    250,000   Zero coupon, 07/15/18..........       138,395
    250,000   Zero coupon, 10/15/18..........       136,657
                                               ------------
                                                    275,052
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 0.4%
  1,380,000   5.88%, 04/01/36................     1,573,666
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $59,186,528)...........    59,473,010
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 17.4%
              ADVERTISING -- 0.0%
$    40,000   Lamar Media Corp.,
                7.25%, 01/01/13..............  $     41,700
                                               ------------
              AEROSPACE AND DEFENSE -- 0.1%
     35,000   B/E Aerospace,
                8.50%, 10/01/10..............        37,538
    720,000   RC Trust I,
                7.00%, 05/15/06..............       364,050
                                               ------------
                                                    401,588
                                               ------------
              AGRICULTURAL EQUIPMENT -- 0.0%
     20,000   Case New Holland, Inc.,
                9.25%, 08/01/11..............        21,500
                                               ------------
              AUTOMOBILE: RENTAL -- 0.0%
     30,000   Hertz Corp. -- 144A,
                8.88%, 01/01/14..............        30,713
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 0.3%
    355,000   Daimler Chrysler NA Holding,
                4.05%, 06/04/08..............       345,786
    580,000   Ford Motor Company,
                7.45%, 07/16/31(1)...........       397,300
    970,000   General Motors Corp.,
                8.25%, 07/15/23(1)...........       628,075
     50,000   Visteon Corp.,
                8.25%, 08/01/10..............        42,750
                                               ------------
                                                  1,413,911
                                               ------------
              BANKS -- 0.6%
    420,000   Bank of America Corp.,
                4.50%, 08/01/10..............       413,152
    325,000   Deutsche Bank AG New York,
                Series YCD, Variable Rate,
                3.84%, 03/15/07(a)...........       322,945
    270,000   First Union National Bank,
                Series BKNT,
                5.80%, 12/01/08..............       277,299
     20,000   Rabobank Capital Funding Trust
                II -- 144A, Variable Rate,
                5.26%, perpetual(a)..........        19,846
     40,000   Rabobank Capital Funding Trust
                III -- 144A, Variable Rate,
                5.25%, perpetual(a)..........        39,301
    215,000   SunTrust Banks, Inc., Series
                CD,
                4.42%, 06/15/09..............       212,071
    540,000   Wachovia Corp.,
                5.25%, 08/01/14..............       541,641
    515,000   Wells Fargo & Company,
                4.20%, 01/15/10..............       501,827
                                               ------------
                                                  2,328,082
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA -- 0.7%
$    20,000   Clear Channel Communications,
                Inc.,
                4.63%, 01/15/08..............  $     19,735
    100,000   Clear Channel Communications,
                Inc.,
                4.25%, 05/15/09..............        96,200
    590,000   Clear Channel Communications,
                Inc.,
                5.50%, 09/15/14..............       565,521
     60,000   Clear Channel Communications,
                Inc.,
                4.90%, 05/15/15..............        54,356
    380,000   Comcast Corp.,
                6.50%, 01/15/15..............       402,285
    180,000   Cox Communications, Inc.,
                3.88%, 10/01/08..............       173,576
     40,000   CSC Holdings, Inc.,
                7.88%, 02/15/18..............        38,800
     15,000   CSC Holdings, Inc.,
                7.63%, 07/15/18..............        14,325
     10,000   CSC Holdings, Inc., Series B,
                7.63%, 04/01/11..............        10,000
     70,000   DIRECTV Holdings LLC/ DIRECTV
                Financing Company, Inc.,
                6.38%, 06/15/15..............        68,775
    280,000   Liberty Media Corp.,
                7.88%, 07/15/09..............       296,438
     10,000   Liberty Media Corp.,
                5.70%, 05/15/13(1)...........         9,368
     35,000   News America, Inc.,
                6.20%, 12/15/34..............        34,882
     10,000   Rogers Cable, Inc. (Canada),
                5.50%, 03/15/14..............         9,413
     20,000   Rogers Cable, Inc. (Canada),
                6.75%, 03/15/15..............        20,400
     10,000   Sinclair Broadcast Group,
                8.00%, 03/15/12..............        10,350
    110,000   Time Warner Entertainment,
                8.38%, 07/15/33..............       130,324
    350,000   Time Warner, Inc.,
                6.88%, 05/01/12..............       373,046
    315,000   Time Warner, Inc.,
                7.70%, 05/01/32..............       355,333
                                               ------------
                                                  2,683,127
                                               ------------
              CHEMICALS -- 0.0%
     40,000   IMC Global, Inc., Series B,
                10.88%, 06/01/08.............        44,500
     20,000   Rhodia SA (France),
                10.25%, 06/01/10(1)..........        22,000
     20,000   Westlake Chemical Corp.,
                8.75%, 07/15/11..............        21,500
                                               ------------
                                                     88,000
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 0.0%
$    40,000   SunGard Data Systems,
                Inc. -- 144A,
                9.13%, 08/15/13..............  $     41,600
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.0%
     65,000   K Hovnanian Enterprises, Inc.,
                6.25%, 01/15/15..............        61,497
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.3%
    400,000   Altria Group, Inc.,
                7.00%, 11/04/13..............       438,363
     10,000   Eastman Kodak Company,
                7.25%, 11/15/13..............         9,608
    620,000   Eastman Kodak Company, Series
                MTNA,
                6.38%, 06/15/06..............       623,743
                                               ------------
                                                  1,071,714
                                               ------------
              CONTAINERS AND PACKAGING -- 0.0%
     10,000   Solo Cup Company,
                8.50%, 02/15/14..............         8,800
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.1%
    160,000   Waste Management, Inc.,
                6.50%, 11/15/08..............       166,023
    270,000   Waste Management, Inc.,
                6.38%, 11/15/12..............       288,049
                                               ------------
                                                    454,072
                                               ------------
              FINANCIAL SERVICES -- 2.7%
    200,000   Aiful Corp. -- 144A (Japan),
                5.00%, 08/10/10..............       197,634
    560,000   Citigroup, Inc.,
                4.13%, 02/22/10..............       544,552
    760,000   Countrywide Financial Corp.,
                Series MTNA,
                4.50%, 06/15/10..............       738,449
    110,000   Credit Suisse First Boston USA,
                Inc.,
                4.88%, 08/15/10..............       109,268
     10,000   E*TRADE Financial Corp. --
                144A,
                7.38%, 09/15/13..............        10,175
    160,000   Ford Motor Credit Company,
                6.63%, 06/16/08..............       145,208
  2,345,000   Ford Motor Credit Company,
                7.38%, 10/28/09..............     2,081,405
    560,000   General Electric Capital Corp.,
                Series MTNA,
                4.25%, 01/15/08..............       553,754
    500,000   General Motors Acceptance
                Corp.,
                6.75%, 01/15/06..............       499,674
    200,000   General Motors Acceptance
                Corp.,
                4.50%, 07/15/06..............       193,938
    700,000   General Motors Acceptance
                Corp.,
                6.13%, 08/28/07..............       649,129

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$ 1,010,000   General Motors Acceptance
                Corp.,
                5.63%, 05/15/09..............  $    899,252
    110,000   General Motors Acceptance
                Corp., Series GM,
                6.31%, 11/30/07..............        99,564
    160,000   General Motors Acceptance
                Corp., Series MTN, Floating
                Rate,
                5.65%, 09/23/08(b)...........       144,787
    560,000   HSBC Finance Corp.,
                4.63%, 01/15/08..............       556,574
    490,000   JPMorgan Chase & Company,
                5.13%, 09/15/14..............       485,898
    290,000   JPMorgan Chase & Company,
                5.15%, 10/01/15..............       286,430
    660,000   Lehman Brothers E-Capital Trust
                I -- 144A, Floating Rate,
                5.15%, 08/19/65(b)...........       662,441
    290,000   Lehman Brothers Holdings, Inc.,
                4.00%, 01/22/08..............       285,335
    180,000   Lehman Brothers Holdings, Inc.,
                4.50%, 07/26/10..............       176,405
    450,000   Morgan Stanley,
                3.63%, 04/01/08..............       438,628
    290,000   The Goldman Sachs Group, Inc.,
                4.50%, 06/15/10..............       283,685
    900,000   The Goldman Sachs Group, Inc.,
                Series MTNB, Floating Rate,
                4.33%, 08/01/06(c)...........       900,627
                                               ------------
                                                 10,942,812
                                               ------------
              FOOD AND BEVERAGE -- 0.1%
    320,000   Anheuser-Busch Companies, Inc.,
                4.95%, 01/15/14..............       320,100
    130,000   Kraft Foods, Inc.,
                5.63%, 11/01/11..............       133,544
                                               ------------
                                                    453,644
                                               ------------
              FUNERAL SERVICES -- 0.0%
     35,000   Service Corp. International,
                7.70%, 04/15/09..............        36,925
     10,000   Service Corp. International --
                144A,
                7.50%, 06/15/17..............         9,975
                                               ------------
                                                     46,900
                                               ------------
              INSURANCE -- 0.0%
     80,000   ASIF Global Financing XIX --
                144A,
                4.90%, 01/17/13..............        79,716
                                               ------------
              LEISURE AND RECREATION -- 0.1%
     20,000   AMC Entertainment, Inc.,
                8.00%, 03/01/14..............        18,200
     30,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............        29,850
     10,000   K2, Inc.,
                7.38%, 07/01/14..............        10,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$    25,000   MGM MIRAGE,
                6.00%, 10/01/09..............  $     24,969
     50,000   MGM MIRAGE,
                8.50%, 09/15/10..............        54,438
     40,000   MGM MIRAGE,
                6.63%, 07/15/15..............        40,100
     15,000   Mohegan Tribal Gaming
                Authority,
                6.13%, 02/15/13..............        14,813
     60,000   Station Casinos, Inc.,
                6.88%, 03/01/16..............        61,649
                                               ------------
                                                    254,019
                                               ------------
              MACHINERY -- 0.0%
     40,000   Terex Corp.,
                7.38%, 01/15/14..............        39,800
                                               ------------
              MANUFACTURING -- 0.2%
    270,000   Tyco International Group SA
                (Luxembourg),
                6.38%, 10/15/11..............       280,758
    530,000   Tyco International Group SA
                (Luxembourg),
                6.00%, 11/15/13..............       542,231
                                               ------------
                                                    822,989
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.1%
     30,000   Davita, Inc.,
                7.25%, 03/15/15..............        30,525
     10,000   Fresenius Medical Care Capital
                Trust II,
                7.88%, 02/01/08..............        10,350
     40,000   HCA, Inc.,
                5.50%, 12/01/09..............        39,705
    160,000   HCA, Inc.,
                6.75%, 07/15/13..............       165,775
     90,000   HCA, Inc.,
                5.75%, 03/15/14..............        87,723
     40,000   HCA, Inc.,
                7.69%, 06/15/25..............        41,736
    110,000   HCA, Inc.,
                7.50%, 11/06/33..............       114,127
     60,000   Tenet Healthcare Corp.,
                6.38%, 12/01/11..............        55,050
     30,000   Tenet Healthcare Corp.,
                6.50%, 06/01/12..............        27,600
                                               ------------
                                                    572,591
                                               ------------
              METALS AND MINING -- 0.0%
     20,000   International Steel Group,
                6.50%, 04/15/14..............        20,100
     25,000   TriMas Corp.,
                9.88%, 06/15/12..............        20,750
                                               ------------
                                                     40,850
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS: PIPELINES -- 0.3%
$   200,000   El Paso Corp., Series MTN,
                7.80%, 08/01/31..............  $    200,500
    100,000   El Paso Corp., Series MTN,
                7.75%, 01/15/32(1)...........       100,750
    330,000   El Paso Natural Gas,
                8.38%, 06/15/32..............       374,364
    510,000   Williams Companies, Inc.,
                Series A,
                7.50%, 01/15/31..............       530,400
                                               ------------
                                                  1,206,014
                                               ------------
              OIL, COAL AND GAS -- 0.9%
    250,000   Amerada Hess Corp.,
                7.30%, 08/15/31..............       290,224
    210,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31..............       258,188
    330,000   Apache Finance Canada (Canada),
                4.38%, 05/15/15..............       317,219
     45,000   Chesapeake Energy Corp.,
                7.75%, 01/15/15..............        47,925
     20,000   Chesapeake Energy Corp.,
                6.25%, 01/15/18..............        19,700
    340,000   ChevronTexaco Capital Company
                (Canada),
                3.50%, 09/17/07..............       333,209
    390,000   Conoco, Inc.,
                6.95%, 04/15/29..............       472,169
    110,000   Devon Energy Corp.,
                7.95%, 04/15/32..............       142,313
    870,000   Kerr-McGee Corp.,
                7.88%, 09/15/31..............     1,036,738
    310,000   Pemex Project Funding Master
                Trust,
                7.38%, 12/15/14..............       345,185
     20,000   Pogo Producing Company -- 144A,
                6.88%, 10/01/17..............        19,600
     30,000   Pride International, Inc.,
                7.38%, 07/15/14..............        32,325
     30,000   Vintage Petroleum,
                7.88%, 05/15/11..............        31,500
     80,000   Western Oil Sands, Inc.
                (Canada),
                8.38%, 05/01/12..............        90,300
    270,000   XTO Energy, Inc.,
                6.25%, 04/15/13..............       286,572
                                               ------------
                                                  3,723,167
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.1%
     60,000   International Paper Company,
                5.50%, 01/15/14..............        59,064
    470,000   Weyerhaeuser Company,
                6.75%, 03/15/12..............       499,484
                                               ------------
                                                    558,548
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.0%
$    40,000   AmerisourceBergen
                Corp. -- 144A,
                5.88%, 09/15/15..............  $     40,550
     15,000   Bio-Rad Laboratories, Inc.,
                7.50%, 08/15/13..............        15,975
     45,000   Bio-Rad Laboratories, Inc.,
                6.13%, 12/15/14..............        44,663
     75,000   Elan Finance PLC/Elan Finance
                Corp. -- 144A (Ireland),
                7.75%, 11/15/11..............        70,500
                                               ------------
                                                    171,688
                                               ------------
              PRINTING AND PUBLISHING -- 0.0%
     20,000   Reader's Digest Association,
                Inc.,
                6.50%, 03/01/11..............        19,650
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 0.9%
  1,042,211   Washington Mutual Bank, Series
                2005-AR1, Class A1A, Floating
                Rate,
                4.70%, 01/25/45(c)...........     1,040,653
  1,370,127   Washington Mutual Bank, Series
                2005-AR13, Class A1A1,
                Floating Rate,
                4.67%, 10/25/45(c)...........     1,368,368
  1,384,828   Washington Mutual Bank, Series
                2005-AR15, Class A1A2,
                Floating Rate,
                4.66%, 11/25/45(c)...........     1,382,392
                                               ------------
                                                  3,791,413
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 0.6%
  1,350,904   Lehman XS Trust, Series
                2005-5N, Class 1A1, Floating
                Rate,
                4.68%, 11/25/35(c)...........     1,350,229
    718,494   Lehman XS Trust, Series
                2005-7N, Class 1A1B, Floating
                Rate,
                4.68%, 12/25/35(c)...........       718,358
    300,000   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A4A,
                4.99%, 08/13/42..............       296,072
                                               ------------
                                                  2,364,659
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 7.7%
  1,412,102   Accredited Mortgage Loan Trust,
                Series 2005-3, Class A1,
                Floating Rate,
                4.62%, 09/25/35(c)...........     1,413,260
    990,818   Adjustable Rate Mortgage Trust,
                Series 2004-2, Class 7A2,
                Floating Rate,
                4.80%, 02/25/35(c)...........       993,496
  1,043,368   Adjustable Rate Mortgage Trust,
                Series 2004-5, Class 7A2,
                Floating Rate,
                4.76%, 04/25/35(c)...........     1,035,231

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   280,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-5, Class A4,
                5.11%, 10/10/45..............  $    278,906
  1,240,381   Banc of America Mortgage
                Securities, Series 2005-A,
                Class 2A1, Floating Rate,
                4.47%, 02/25/35(c)...........     1,219,540
    512,432   Chevy Chase Funding LLC, Series
                2003-3, Class A1, Floating
                Rate,
                3.99%, 07/25/34(c)...........       513,354
    615,088   Countrywide Alternative Loan
                Trust, Series 2005-36, Class
                3A1, Floating Rate,
                5.03%, 08/25/35(c)...........       609,583
  1,489,632   Countrywide Alternative Loan
                Trust, Series 2005-56, Class
                4A1, Floating Rate,
                4.69%, 11/25/35(c)...........     1,490,301
  1,494,788   Countrywide Alternative Loan
                Trust, Series 2005-59, Class
                1A1, Floating Rate,
                4.70%, 11/20/35(c)...........     1,497,504
  1,240,471   Countrywide Asset-Backed
                Certificates, Series 2005-11,
                Class AF1, Floating Rate,
                4.56%, 02/25/36(c)...........     1,241,503
    390,000   Countrywide Asset-Backed
                Certificates, Series 2005-4,
                Class AF3,
                4.46%, 10/25/35..............       383,104
  1,257,441   Countrywide Home Equity Loan
                Trust, Series 2005-G, Class
                2A, Floating Rate,
                4.60%, 12/15/35(c)...........     1,258,227
  1,313,018   Countrywide Home Loans, Series
                2005-R3, Class AF, Floating
                Rate,
                4.78%, 09/25/35(c)...........     1,313,018
  1,232,013   First Franklin Mortgage Loan
                Asset Backed Certificates,
                Series 2004-FF10, Class A2,
                Floating Rate,
                4.78%, 12/25/32(c)...........     1,235,839
    900,000   GMAC Commercial Mortgage
                Securities, Inc., Series
                1999-C2, Class A2,
                6.95%, 09/15/33..............       949,786
  1,281,087   GMAC Mortgage Corp. Loan Trust,
                Series 2005-AR1, Class 3A,
                Floating Rate,
                4.68%, 03/18/35(c)...........     1,260,497
    765,698   Impac CMB Trust, Series
                2003-10, Class 1A1, Floating
                Rate,
                4.73%, 10/25/33(c)...........       766,184
  1,175,855   Impac CMB Trust, Series 2004-2,
                Class A1, Floating Rate,
                4.64%, 04/25/34(c)...........     1,178,349

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 1,151,884   Impac CMB Trust, Series 2004-6,
                Class 1A1, Floating Rate,
                4.78%, 10/25/34(c)...........  $  1,160,596
  1,080,000   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-CB12, Class A4,
                4.90%, 09/12/37..............     1,058,542
  1,098,663   JPMorgan Mortgage Trust, Series
                2004-A3, Class 1A1, Floating
                Rate,
                4.33%, 07/25/34(c)...........     1,079,830
    870,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C1, Class
                A3,
                4.55%, 02/15/30..............       842,522
    500,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A4, Class 2A2,
                4.46%, 07/25/35..............       484,435
  1,300,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A5, Class A3,
                4.44%, 06/25/35..............     1,255,894
    696,037   MLCC Mortgage Investors, Inc.,
                Series 2003-F, Class A1,
                Floating Rate,
                4.70%, 10/25/28(c)...........       696,468
    984,427   Opteum Mortgage Acceptance
                Corp., Series 2005-4, Class
                1A1A, Floating Rate,
                4.55%, 11/25/35(c)...........       985,021
  1,490,613   Residential Accredit Loans,
                Inc., Series 2005-Q03, Class
                A1, Floating Rate,
                4.78%, 10/25/45(c)...........     1,495,631
  1,367,192   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-15, Class 1A1,
                5.06%, 07/25/35..............     1,356,292
  1,108,535   Structured Asset Mortgage
                Investments, Inc., Series
                2003-AR4, Class A1, Floating
                Rate,
                4.72%, 01/19/34(c)...........     1,110,346
  1,179,703   Wachovia Mortgage Loan Trust,
                LLC, Series 2005-WMC1, Class
                A1, Floating Rate,
                4.49%, 10/25/35(c)...........     1,180,516
                                               ------------
                                                 31,343,775
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.0%
     50,000   Ventas Realty LP/Capital Corp.,
                6.75%, 06/01/10..............        51,500
     40,000   Ventas Realty LP/Ventas Capital
                Corp.,
                7.13%, 06/01/15..............        42,200
                                               ------------
                                                     93,700
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              RETAIL -- 0.0%
$    20,000   JC Penney & Company, Inc.,
                7.40%, 04/01/37..............  $     22,444
     60,000   Suburban Propane Partners,
                6.88%, 12/15/13..............        56,400
                                               ------------
                                                     78,844
                                               ------------
              RETAIL: SUPERMARKETS -- 0.0%
    100,000   Delhaize America, Inc.,
                9.00%, 04/15/31..............       118,062
                                               ------------
              SEMICONDUCTORS -- 0.0%
     25,000   Freescale Semiconductor, Inc.,
                Floating Rate,
                6.90%, 07/15/09(b)...........        25,813
     40,000   MagnaChip Semiconductor, Ltd.,
                Floating Rate,
                7.74%, 12/15/11(b)...........        40,800
                                               ------------
                                                     66,613
                                               ------------
              SPECIAL PURPOSE ENTITY -- 0.1%
    235,000   Resona Preferred Global
                Securities -- 144A (Cayman
                Islands), Variable Rate,
                7.19%, perpetual(a)..........       249,758
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.7%
    140,000   AT&T, Inc.,
                5.10%, 09/15/14..............       137,001
     73,000   Cincinnati Bell, Inc.,
                7.00%, 02/15/15..............        71,905
     15,000   Citizens Communications
                Company,
                9.25%, 05/15/11..............        16,613
     10,000   Citizens Communications
                Company,
                9.00%, 08/15/31..............        10,175
    110,000   Deutsche Telekom International
                Finance BV (the Netherlands),
                5.25%, 07/22/13..............       109,584
     15,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda),
                8.25%, 01/15/13..............        15,225
     30,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda), Floating Rate,
                8.70%, 01/15/12(i)...........        30,638
    220,000   Koninklijke KPN NV (the
                Netherlands),
                8.38%, 10/01/30..............       261,442
     10,000   Nextel Communications, Inc.,
                Series D,
                7.38%, 08/01/15..............        10,561
     60,000   Nextel Communications, Inc.,
                Series F,
                5.95%, 03/15/14..............        60,392
    780,000   Qwest Communications
                International, Inc., Floating
                Rate,
                7.84%, 02/15/09(b)...........       794,624
    105,000   Qwest Corp.,
                7.88%, 09/01/11..............       113,663

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$    40,000   Rogers Wireless, Inc. (Canada),
                6.38%, 03/01/14..............  $     40,300
     15,000   Rogers Wireless, Inc. (Canada),
                7.50%, 03/15/15..............        16,275
    710,000   Sprint Capital Corp.,
                6.00%, 01/15/07..............       717,119
    200,000   Telecom Italia Capital
                (Luxembourg),
                5.25%, 10/01/15..............       194,621
    210,000   Verizon Global Funding Corp.,
                7.38%, 09/01/12..............       234,512
                                               ------------
                                                  2,834,650
                                               ------------
              TRANSPORTATION -- 0.1%
     85,000   OMI Corp. (Marshall Islands),
                7.63%, 12/01/13..............        86,594
     80,000   Overseas Shipholding Group,
                7.50%, 02/15/24..............        79,600
     20,000   Teekay Shipping Corp. (Marshall
                Islands),
                8.88%, 07/15/11..............        22,700
    110,000   Union Pacific Corp.,
                5.38%, 05/01/14..............       111,440
                                               ------------
                                                    300,334
                                               ------------
              UTILITIES -- 0.7%
    760,000   AES Corp.,
                7.75%, 03/01/14..............       800,850
     70,000   Dominion Resources, Inc.,
                4.75%, 12/15/10..............        68,485
    220,000   Dominion Resources, Inc.,
                5.70%, 09/17/12..............       224,008
    110,000   Duke Energy Corp.,
                6.25%, 01/15/12..............       116,078
    200,000   Duke Energy Corp.,
                5.63%, 11/30/12..............       205,438
     40,000   Exelon Corp.,
                5.63%, 06/15/35..............        37,826
    160,000   FirstEnergy Corp., Series B,
                6.45%, 11/15/11..............       169,806
    330,000   FirstEnergy Corp., Series C,
                7.38%, 11/15/31..............       390,615
     50,000   Midwest Generation LLC,
                8.75%, 05/01/34..............        55,313
     42,577   Midwest Generation LLC, Series
                B,
                8.56%, 01/02/16..............        46,329
     15,000   Mirant North America
                LLC -- 144A,
                7.38%, 12/31/13..............        15,244
    250,000   Oncor Electric Delivery
                Company,
                6.38%, 01/15/15..............       265,744

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$   130,000   Pacific Gas & Electric Company,
                6.05%, 03/01/34..............  $    135,006
     15,000   Reliant Energy, Inc.,
                9.25%, 07/15/10..............        15,075
    200,000   Swepco Capital Trust I,
                Variable Rate,
                5.25%, 10/01/43(a)...........       197,818
     40,000   Texas Genco LLC/
                Financing -- 144A,
                6.88%, 12/15/14..............        43,500
                                               ------------
                                                  2,787,135
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $72,715,598)...........    71,607,635
                                               ------------
              MUNICIPAL BONDS -- 0.0%
              NEW YORK
    110,000   Liberty NY Development Corp.,
                Revenue Bond,
                5.25%, 10/01/35 (Cost
                $121,715)....................       125,019
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 2.1%
    450,000   AID-Israel (Israel),
                5.50%, 04/26/24..............       486,849
    315,000   AID-Israel (Israel),
                5.50%, 09/18/33..............       345,437
    120,000   Federal Republic of Brazil
                (Brazil),
                8.88%, 04/15/24..............       134,100
    190,000   Federal Republic of Brazil
                (Brazil),
                12.25%, 03/06/30.............       274,550
    370,000   Federal Republic of Brazil
                (Brazil),
                11.00%, 08/17/40.............       477,393
    145,296   Federal Republic of Brazil
                (Brazil), Series 18YR,
                Floating Rate,
                5.25%, 04/15/12(i)...........       143,843
     28,000   Federal Republic of Brazil
                (Brazil), Series B,
                8.88%, 04/15/24..............        31,290
    342,786   Government of Canada Real
                Return Bonds (Canada),
                4.00%, 12/01/31(n)...........       457,067
    920,000   Queensland Treasury Corp.
                (Australia), Series 11G,
                6.00%, 06/14/11(m)...........       695,021
    530,000   Republic of Colombia
                (Colombia), Floating Rate,
                6.14%, 11/16/15(b)...........       541,925
    280,000   Republic of Colombia
                (Colombia), Floating Rate,
                11.75%, 02/25/20(b)..........       388,500
    390,000   Republic of Panama (Panama),
                7.13%, 01/29/26..............       396,825
    150,000   Republic of Peru (Peru),
                8.75%, 11/21/33..............       169,500

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$   205,000   Republic of Peru, Series 20YR
                (Peru), Variable Rate,
                5.00%, 03/07/17(a)...........  $    197,313
  1,510,000   Russian Federation
                (Russia) -- 144A,
                5.00%, 03/31/30..............     1,708,383
    320,000   United Mexican States (Mexico),
                Series MTN,
                8.30%, 08/15/31..............       412,000
  1,395,000   United Mexican States (Mexico),
                Series MTNA,
                7.50%, 04/08/33..............     1,655,168
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (Cost $7,960,027)............     8,515,164
                                               ------------
              SHORT TERM CORPORATE NOTES -- 0.1%
    500,000   BellSouth Corp. -- 144A,
                Variable Rate,
                4.26%, 04/26/06(a) (Cost
                $500,736)....................       500,736
                                               ------------
              SECURITIES LENDING COLLATERAL -- 3.9%
 15,913,228   Securities Lending Collateral
                Investment (Note 4)
                (Cost $15,913,228)...........    15,913,228
                                               ------------
              TOTAL SECURITIES
                (Cost $423,423,019)..........   445,197,531
                                               ------------
              REPURCHASE AGREEMENTS -- 4.5%
 18,527,728   With Investors Bank and Trust,
                dated 12/30/05, 3.82%, due
                01/03/06, repurchase proceeds
                at maturity $18,535,592
                (Collateralized by Government
                National Mortgage Association
                Adjustable Rate Mortgage,
                4.00%, due 04/20/35, with a
                value of $19,454,114)
                (Cost $18,527,728)...........    18,527,728
                                               ------------
              Total Investments --  112.9%
                (Cost $441,950,747)..........   463,725,259
              Liabilities less other
                assets -- (12.9)%............   (52,977,604)
                                               ------------
              NET ASSETS -- 100.0%...........  $410,747,655
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $444,683,213.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $26,993,722
    Gross unrealized depreciation...........   (7,951,676)
                                              -----------
    Net unrealized appreciation.............  $19,042,046
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 97.7%
               ADVERTISING -- 0.3%
   1,070,000   The Interpublic Group of
                 Companies, Inc.*(1).......  $   10,325,500
                                             --------------
               AEROSPACE AND DEFENSE -- 2.2%
     303,600   Goodrich Corp. .............      12,477,960
     165,000   Northrop Grumman Corp. .....       9,918,150
     633,400   The Boeing Company..........      44,490,016
                                             --------------
                                                 66,886,126
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.6%
     341,600   Jones Apparel Group,
                 Inc. .....................      10,493,952
     320,000   Limited Brands, Inc. .......       7,152,000
                                             --------------
                                                 17,645,952
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 1.7%
     104,000   Borg Warner, Inc. ..........       6,305,520
     843,900   General Motors Corp.(1).....      16,388,538
     142,725   Lear Corp.(1)...............       4,061,954
     173,900   Magna International, Inc. --
                 Class A (Canada)(1).......      12,519,061
     123,000   Toyota Motor Corp. (ADR)
                 (Japan)...................      12,868,260
                                             --------------
                                                 52,143,333
                                             --------------
               BANKS -- 3.7%
     926,082   Bank of America Corp.(1)....      42,738,684
     397,300   National City Corp.(1)......      13,337,361
     255,800   SunTrust Banks, Inc. .......      18,612,008
     560,000   Wachovia Corp. .............      29,601,600
     132,800   Wells Fargo & Company.......       8,343,824
                                             --------------
                                                112,633,477
                                             --------------
               BROADCAST SERVICES/MEDIA -- 5.3%
   1,031,900   Clear Channel
                 Communications, Inc. .....      32,453,255
   1,198,265   Comcast Corp. -- Class
                 A*(1).....................      31,106,959
     645,000   Comcast Corp. -- Special
                 Class A*..................      16,570,050
   3,470,200   Time Warner, Inc. ..........      60,520,288
     592,800   Tribune Company(1)..........      17,938,128
                                             --------------
                                                158,588,680
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES --
                 7.1%
   1,856,500   Electronic Data Systems
                 Corp. ....................      44,630,260
   3,044,200   Hewlett-Packard Company.....      87,155,446

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)
     543,500   International Business
                 Machines Corp. ...........  $   44,675,700
     580,000   Microsoft Corp. ............      15,167,000
   5,420,200   Sun Microsystems, Inc.*.....      22,710,638
                                             --------------
                                                214,339,044
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.2%
      67,000   Vulcan Materials
                 Company(1)................       4,539,250
                                             --------------
               CONSUMER GOODS AND SERVICES -- 3.4%
     425,000   Altria Group, Inc. .........      31,756,000
     410,900   Kimberly-Clark Corp. .......      24,510,185
     228,000   Procter & Gamble Company....      13,196,640
     320,000   The Clorox Company..........      18,204,800
     217,000   Unilever NV (the
                 Netherlands)..............      14,897,050
                                             --------------
                                                102,564,675
                                             --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 1.8%
   1,040,800   General Electric Company....      36,480,040
     240,000   Textron, Inc. ..............      18,475,200
                                             --------------
                                                 54,955,240
                                             --------------
               ELECTRONICS -- 3.8%
     285,233   Arrow Electronics, Inc.*....       9,136,013
     422,200   Avnet, Inc.*................      10,107,468
   1,121,400   Flextronics International,
                 Ltd. (Singapore)*.........      11,707,416
     100,000   Hubbell, Inc. -- Class B....       4,512,000
   1,939,177   Sanmina-SCI Corp.*..........       8,260,894
   7,527,875   Solectron Corp.*............      27,552,023
   1,087,500   Sony Corp. (ADR)
                 (Japan)(1)................      44,370,000
                                             --------------
                                                115,645,814
                                             --------------
               FINANCIAL SERVICES -- 11.3%
     329,400   American Express Company....      16,950,924
   1,415,500   Citigroup, Inc. ............      68,694,215
     830,500   Fannie Mae..................      40,536,705
     399,900   Freddie Mac.................      26,133,465
   2,061,940   JPMorgan Chase & Company....      81,838,399
     124,500   Lehman Brothers Holdings,
                 Inc. .....................      15,957,165
     999,000   Merrill Lynch & Company,
                 Inc. .....................      67,662,270

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      74,400   Morgan Stanley..............  $    4,221,456
     139,000   The Goldman Sachs Group,
                 Inc. .....................      17,751,690
                                             --------------
                                                339,746,289
                                             --------------
               FOOD AND BEVERAGE -- 2.0%
   1,239,500   Kraft Foods, Inc. -- Class
                 A(1)......................      34,879,530
     255,000   PepsiCo, Inc. ..............      15,065,400
     600,000   Tyson Foods, Inc. -- Class
                 A(1)......................      10,260,000
                                             --------------
                                                 60,204,930
                                             --------------
               INSURANCE -- 8.8%
     718,925   American International
                 Group, Inc. ..............      49,052,253
     240,000   Genworth Financial, Inc. --
                 Class A...................       8,299,200
     450,200   MetLife, Inc.(1)............      22,059,800
      61,566   PartnerRE, Ltd.
                 (Bermuda)(1)..............       4,043,039
     170,000   RenaissanceRe Holdings, Ltd.
                 (Bermuda).................       7,498,700
     712,200   The Allstate Corp. .........      38,508,654
     559,500   The Chubb Corp. ............      54,635,175
     210,000   The Hartford Financial
                 Services Group, Inc.(1)...      18,036,900
   1,046,238   The St. Paul Travelers
                 Companies, Inc. ..........      46,735,451
     238,000   XL Capital, Ltd. -- Class A
                 (Cayman Islands)..........      16,036,440
                                             --------------
                                                264,905,612
                                             --------------
               MANUFACTURING -- 1.8%
     204,000   Cooper Industries, Ltd. --
                 Class A (Bermuda).........      14,892,000
     100,000   Eaton Corp. ................       6,709,000
     680,900   Honeywell International,
                 Inc.(1)...................      25,363,525
     592,950   Smurfit-Stone Container
                 Corp.*....................       8,402,102
                                             --------------
                                                 55,366,627
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES --
                 4.5%
   1,077,200   HCA, Inc. ..................      54,398,600
   1,114,600   Medco Health Solutions,
                 Inc.*.....................      62,194,680
   2,560,600   Tenet Healthcare Corp.*.....      19,614,196
                                             --------------
                                                136,207,476
                                             --------------
               METALS AND MINING -- 0.5%
     312,500   United States Steel
                 Corp. ....................      15,021,875
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               OIL, COAL AND GAS -- 9.0%
     854,600   ChevronTexaco Corp. ........  $   48,515,642
   1,544,402   ConocoPhillips..............      89,853,308
     188,950   ENSCO International,
                 Inc. .....................       8,379,933
   1,354,800   Exxon Mobil Corp. ..........      76,099,116
     300,000   GlobalSantaFe Corp. (Cayman
                 Islands)..................      14,445,000
     195,000   Noble Corp. (Cayman
                 Islands)(1)...............      13,755,300
     242,000   Occidental Petroleum
                 Corp. ....................      19,330,960
                                             --------------
                                                270,379,259
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.5%
     500,000   MeadWestvaco Corp. .........      14,015,000
                                             --------------
               PHARMACEUTICALS/RESEARCH AND DEVELOPMENT --
                 5.7%
     294,600   Eli Lilly and Company.......      16,671,414
     773,800   Merck & Company, Inc. ......      24,614,578
   2,407,300   Millennium Pharmaceuticals,
                 Inc.*(1)..................      23,350,810
   1,280,000   Pfizer, Inc. ...............      29,849,600
     975,300   Watson Pharmaceuticals,
                 Inc.*.....................      31,707,003
   1,026,000   Wyeth.......................      47,267,820
                                             --------------
                                                173,461,225
                                             --------------
               PRINTING AND PUBLISHING -- 0.3%
     500,000   The Reader's Digest
                 Association, Inc. ........       7,610,000
                                             --------------
               RETAIL -- 3.8%
     297,081   Federated Department Stores,
                 Inc. .....................      19,705,383
   1,625,400   Office Depot, Inc.*.........      51,037,560
     235,500   Sears Holdings Corp.*(1)....      27,207,315
     304,000   Target Corp. ...............      16,710,880
                                             --------------
                                                114,661,138
                                             --------------
               RETAIL: RESTAURANTS -- 0.6%
     535,000   McDonald's Corp. ...........      18,040,200
                                             --------------
               RETAIL: SUPERMARKETS -- 1.4%
     819,925   Safeway, Inc.(1)............      19,399,426
     295,700   SUPERVALU, Inc. ............       9,604,336
     779,350   The Kroger Company*.........      14,714,128
                                             --------------
                                                 43,717,890
                                             --------------
               RUBBER PRODUCTS -- 0.1%
     193,100   Cooper Tire & Rubber
                 Company(1)................       2,958,292
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS -- 2.8%
   1,053,000   Advanced Micro Devices,
                 Inc.*.....................  $   32,221,800
     605,000   Intel Corp. ................      15,100,800
   1,488,000   Intersil Corp. -- Class A...      37,021,440
                                             --------------
                                                 84,344,040
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES --
                 6.3%
     180,300   American Tower Corp. --
                 Class A*..................       4,886,130
   1,546,500   AT&T, Inc. .................      37,873,785
     183,300   Crown Castle International
                 Corp.*....................       4,932,603
   8,534,700   Lucent Technologies,
                 Inc.*(1)..................      22,702,302
   1,139,200   Nokia Oyj (ADR) (Finland)...      20,847,360
     572,966   Nortel Networks Corp.
                 (Canada)*.................       1,753,276
   8,942,200   Qwest Communications
                 International, Inc.*(1)...      50,523,430
   1,178,800   Sprint Nextel Corp. ........      27,536,768
     964,950   Tellabs, Inc.*..............      10,517,955
     320,652   Verizon Communications,
                 Inc. .....................       9,658,038
                                             --------------
                                                191,231,647
                                             --------------
               TOYS -- 1.0%
   1,838,300   Mattel, Inc. ...............      29,081,906
                                             --------------
               TRANSPORTATION -- 4.2%
     116,900   Burlington Northern Santa Fe
                 Corp. ....................       8,278,858
     603,200   CNF, Inc. ..................      33,712,848
   1,436,600   CSX Corp. ..................      72,936,182
     271,380   Norfolk Southern Corp. .....      12,165,965
                                             --------------
                                                127,093,853
                                             --------------
               UTILITIES -- 3.0%
   1,200,180   American Electric Power
                 Company, Inc. ............      44,514,676
     344,800   Constellation Energy
                 Group.....................      19,860,480
     225,000   Entergy Corp. ..............      15,446,250
     305,800   Wisconsin Energy Corp. .....      11,944,548
                                             --------------
                                                 91,765,954
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $2,612,705,764).....   2,950,080,304
                                             --------------
 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES LENDING COLLATERAL -- 10.2%
$307,114,865   Securities Lending
                 Collateral Investment
                 (Note 4) (Cost
                 $307,114,865).............  $  307,114,865
                                             --------------
               TOTAL SECURITIES
                 (Cost $2,919,820,629).....   3,257,195,169
                                             --------------
               REPURCHASE AGREEMENTS -- 2.5%
  75,971,770   With Investors Bank & Trust,
                 dated 12/30/05, 3.82%, due
                 01/03/06, repurchase
                 proceeds at maturity
                 $76,004,016
                 (Collateralized by Fannie
                 Mae Adjustable Rate
                 Mortgage, 4.68%, due
                 08/25/32, with a value of
                 $36,226,871 and Freddie
                 Mac Adjustable Rate
                 Mortgage, 4.72%, due
                 01/15/35, with a value of
                 $43,543,488) (Cost
                 $75,971,770)..............      75,971,770
                                             --------------
               Total Investments -- 110.4%
                 (Cost $2,995,792,399).....   3,333,166,939
               Liabilities less other
                 assets -- (10.4)%.........    (315,106,642)
                                             --------------
               NET ASSETS -- 100.0%........  $3,018,060,297
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $3,005,761,558.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $ 449,254,791
    Gross unrealized depreciation.........   (121,849,410)
                                            -------------
    Net unrealized appreciation...........  $ 327,405,381
                                            =============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                                VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCKS -- 97.0%
             ADVERTISING -- 1.0%
    36,400   The Interpublic Group of
               Companies, Inc.*...............  $   351,260
                                                -----------
             AEROSPACE AND DEFENSE -- 4.5%
    13,900   Lockheed Martin Corp. ...........      884,457
     5,900   Northrop Grumman Corp. ..........      354,649
     8,800   Raytheon Company.................      353,320
                                                -----------
                                                  1,592,426
                                                -----------
             AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
               EQUIPMENT -- 1.0%
     4,900   Magna International,
               Inc. -- Class A (Canada).......      352,751
                                                -----------
             BANKS -- 3.0%
     7,600   Bank of America Corp. ...........      350,740
     6,200   Comerica, Inc. ..................      351,912
     5,300   KeyCorp..........................      174,529
     2,600   UnionBanCal Corp. ...............      178,672
                                                -----------
                                                  1,055,853
                                                -----------
             CHEMICALS -- 0.9%
    21,100   The Mosaic Company*..............      308,693
                                                -----------
             COMMERCIAL SERVICES -- 2.1%
    41,900   Cendant Corp. ...................      722,775
                                                -----------
             COMPUTER EQUIPMENT, SOFTWARE AND
               SERVICES -- 11.7%
    58,500   Computer Associates
               International, Inc. ...........    1,649,115
    72,400   Electronic Data Systems Corp. ...    1,740,496
    26,800   Microsoft Corp. .................      700,820
                                                -----------
                                                  4,090,431
                                                -----------
             CONSTRUCTION SERVICES AND SUPPLIES -- 5.7%
    20,800   Centex Corp. ....................    1,486,992
    13,200   Pulte Homes, Inc. ...............      519,552
                                                -----------
                                                  2,006,544
                                                -----------
             CONSUMER GOODS AND SERVICES -- 5.6%
    14,100   Altria Group, Inc. ..............    1,053,552
     9,700   Eastman Kodak Company............      226,980
    17,200   Unilever PLC (ADR) (United
               Kingdom).......................      690,064
                                                -----------
                                                  1,970,596
                                                -----------
             ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
               SERVICES -- 1.5%
    17,400   Waste Management, Inc. ..........      528,090
                                                -----------
             FINANCIAL SERVICES -- 10.0%
    17,000   Freddie Mac......................    1,110,950
    29,700   JPMorgan Chase & Company.........    1,178,793
     6,500   MBNA Corp. ......................      176,540

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCKS (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
     8,400   Prudential Financial, Inc. ......  $   614,796
    10,100   Washington Mutual, Inc. .........      439,350
                                                -----------
                                                  3,520,429
                                                -----------
             FOOD AND BEVERAGE -- 3.0%
    24,900   Kraft Foods, Inc. -- Class A.....      700,686
    18,600   Sara Lee Corp. ..................      351,540
                                                -----------
                                                  1,052,226
                                                -----------
             INSURANCE -- 14.3%
     8,100   Assurant, Inc. ..................      352,269
    15,100   Conseco, Inc.*...................      349,867
    25,400   Genworth Financial, Inc. -- Class
               A..............................      878,332
    23,200   MetLife, Inc. ...................    1,136,800
     7,000   Principal Financial Group,
               Inc. ..........................      332,010
     6,500   The Allstate Corp. ..............      351,455
     4,100   The Hartford Financial Services
               Group, Inc. ...................      352,149
    27,500   The St. Paul Travelers Companies,
               Inc............................    1,228,425
                                                -----------
                                                  4,981,307
                                                -----------
             LEISURE AND RECREATION -- 1.1%
     5,200   Harrah's Entertainment, Inc. ....      370,708
                                                -----------
             MANUFACTURING -- 4.0%
    48,800   Tyco International, Ltd.
               (Bermuda)......................    1,408,368
                                                -----------
             MEDICAL EQUIPMENT, SUPPLIES, AND
               SERVICES -- 2.6%
    12,500   HCA, Inc. .......................      631,250
    38,900   Tenet Healthcare Corp.*..........      297,974
                                                -----------
                                                    929,224
                                                -----------
             METALS AND MINING -- 4.2%
    10,700   Alcan, Inc. (Canada).............      438,165
    35,600   Alcoa, Inc. .....................    1,052,692
                                                -----------
                                                  1,490,857
                                                -----------
             OIL, COAL AND GAS -- 1.0%
     8,900   Petro-Canada (Canada)............      356,801
                                                -----------
             PAPER AND FOREST PRODUCTS -- 2.0%
     7,700   International Paper Company......      258,797
     6,600   Weyerhaeuser Company.............      437,844
                                                -----------
                                                    696,641
                                                -----------
             PHARMACEUTICALS/RESEARCH AND
               DEVELOPMENT -- 2.0%
    21,800   Merck & Company, Inc. ...........      693,458
                                                -----------
             REAL ESTATE DEVELOPMENT AND SERVICES -- 1.2%
     6,500   The St. Joe Company..............      436,930
                                                -----------

                       See notes to financial statements.

                                VALUE PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCKS (CONTINUED)
             RETAIL: RESTAURANTS -- 1.5%
     5,200   McDonald's Corp. ................  $   175,344
     7,400   YUM! Brands, Inc. ...............      346,912
                                                -----------
                                                    522,256
                                                -----------
             RETAIL: SUPERMARKETS -- 3.1%
    18,900   Albertson's, Inc. ...............      403,515
    29,200   Safeway, Inc. ...................      690,872
                                                -----------
                                                  1,094,387
                                                -----------
             SEMICONDUCTORS -- 0.3%
     4,700   Freescale Semiconductor, Inc. --
               Class A*.......................      118,393
                                                -----------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 0.5%
     2,800   ALLTEL Corp. ....................      176,680
                                                -----------
             TRANSPORTATION -- 3.0%
    20,700   CSX Corp. .......................    1,050,939
                                                -----------
             UTILITIES -- 6.2%
     3,800   Entergy Corp. ...................      260,870
     3,600   FirstEnergy Corp. ...............      176,364
    25,300   FPL Group, Inc. .................    1,051,468
    10,800   Public Service Enterprise Group,
               Inc. ..........................      701,676
                                                -----------
                                                  2,190,378
                                                -----------
             TOTAL COMMON STOCKS
               (Cost $33,489,097).............   34,069,401
                                                -----------
PRINCIPAL                                          VALUE
---------                                       -----------
             REPURCHASE AGREEMENTS -- 10.4%
$3,667,757   With Investors Bank and Trust,
               dated 12/30/05,
               3.82%, due 01/03/06, repurchase
               proceeds at maturity $3,669,314
               (Collateralized by Small
               Business Administration,
               7.38%, due 07/25/15, with a
               value of $3,851,145) (Cost
               $3,667,757)....................  $ 3,667,757
                                                -----------
             Total Investments -- 107.4% (Cost
               $37,156,854)...................   37,737,158
             Liabilities less other
               assets -- (7.4)%...............   (2,598,646)
                                                -----------
             NET ASSETS -- 100.0%.............  $35,138,512
                                                ===========

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $37,162,270.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $ 899,277
    Gross unrealized depreciation............   (324,389)
                                               ---------
    Net unrealized appreciation..............  $ 574,888
                                               =========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS -- 99.0%
              AEROSPACE AND DEFENSE -- 1.8%
     28,200   Lockheed Martin Corp. .......  $    1,794,366
    113,800   Northrop Grumman Corp. ......       6,840,518
     65,200   Raytheon Company.............       2,617,780
    148,100   The Boeing Company...........      10,402,544
                                             --------------
                                                 21,655,208
                                             --------------
              AGRICULTURE -- 0.6%
     98,100   Monsanto Company.............       7,605,693
                                             --------------
              APPAREL: MANUFACTURING AND RETAIL -- 1.9%
     55,600   Abercrombie & Fitch
                Company -- Class A(1)......       3,624,008
     40,300   Claire's Stores, Inc. .......       1,177,566
    133,300   Coach, Inc.*.................       4,444,222
     65,300   Jones Apparel Group, Inc. ...       2,006,016
    176,300   Nordstrom, Inc. .............       6,593,620
     53,100   Payless ShoeSource, Inc.*....       1,332,810
    167,400   The Gap, Inc. ...............       2,952,936
      3,500   VF Corp. ....................         193,690
                                             --------------
                                                 22,324,868
                                             --------------
              AUTOMOBILE: RETAIL -- 0.2%
    111,800   AutoNation, Inc.*............       2,429,414
                                             --------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 0.7%
     76,500   Autoliv, Inc. ...............       3,474,630
    511,200   Ford Motor Company...........       3,946,464
     11,700   Navistar International
                Corp.*.....................         334,854
     27,200   TRW Automotive Holdings
                Corp.*.....................         716,720
                                             --------------
                                                  8,472,668
                                             --------------
              BANKS -- 6.7%
    185,000   Bank of America Corp. .......       8,537,750
      9,500   Bank of Hawaii Corp. ........         489,630
     90,000   BB&T Corp. ..................       3,771,900
     65,000   Comerica, Inc. ..............       3,689,400
    114,800   Commerce Bancorp, Inc. (New
                Jersey)(1).................       3,950,268
     38,400   Downey Financial Corp. ......       2,626,176
     80,100   IndyMac Bancorp, Inc.(1).....       3,125,502
    136,300   KeyCorp......................       4,488,359
     58,800   Mellon Financial Corp. ......       2,013,900
     46,800   National City Corp. .........       1,571,076
     60,500   PNC Financial Services
                Group, Inc. ...............       3,740,715

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
     15,400   The Bank of New York Company,
                Inc. ......................  $      490,490
     92,000   UnionBanCal Corp. ...........       6,322,240
    370,000   US Bancorp...................      11,059,300
    183,600   Wachovia Corp. ..............       9,705,096
    219,000   Wells Fargo & Company........      13,759,770
                                             --------------
                                                 79,341,572
                                             --------------
              BROADCAST SERVICES/MEDIA -- 2.6%
     20,200   Clear Channel
                Communications, Inc. ......         635,290
     73,600   Comcast Corp. -- Class
                A*(1)......................       1,910,656
     18,500   Gannett Company, Inc. .......       1,120,545
     13,500   Hearst-Argyle Television,
                Inc. -- Class A............         321,975
     27,300   Liberty Global, Inc. -- Class
                A*.........................         614,250
     14,700   Liberty Global,
                Inc. -- Series C*..........         311,640
    194,100   Liberty Media Corp. -- Class
                A*.........................       1,527,567
    152,700   Shaw Communications, Inc. --
                Class B (Canada)(1)........       3,310,536
     43,600   The McGraw-Hill Companies,
                Inc. ......................       2,251,068
    723,300   Time Warner, Inc. ...........      12,614,352
    123,365   Viacom, Inc. -- Class B*.....       4,021,699
     57,500   XM Satellite Radio Holdings,
                Inc. -- Class A*(1)........       1,568,600
                                             --------------
                                                 30,208,178
                                             --------------
              BUSINESS SERVICES AND SUPPLIES -- 1.5%
     84,800   Automatic Data Processing,
                Inc. ......................       3,891,472
     42,200   Fair Isaac Corp.(1)..........       1,863,974
    149,900   First Data Corp. ............       6,447,199
     61,400   Fiserv, Inc.*................       2,656,778
     21,000   Global Payments, Inc. .......         978,810
     36,600   Moody's Corp. ...............       2,247,972
                                             --------------
                                                 18,086,205
                                             --------------
              CHEMICALS -- 0.9%
    133,600   Agrium, Inc. (Canada)........       2,937,864
     17,100   Air Products and Chemicals,
                Inc. ......................       1,012,149
     20,200   Ashland, Inc. ...............       1,169,580
     64,100   Methanex Corp. (Canada)(1)...       1,201,234
     99,600   The Dow Chemical Company.....       4,364,472
                                             --------------
                                                 10,685,299
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              COMMERCIAL SERVICES -- 0.0%
     20,300   Cendant Corp. ...............  $      350,175
                                             --------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 7.0%
    200,300   Activision, Inc.*............       2,752,122
     10,500   Apple Computer, Inc.*........         754,845
     29,100   Autodesk, Inc. ..............       1,249,845
     18,200   BMC Software, Inc.*..........         372,918
    100,900   Cadence Design Systems,
                Inc.*(1)...................       1,707,228
        160   Computer Associates
                International, Inc. .......           4,510
     28,300   Computer Sciences Corp.*.....       1,433,112
     12,100   Dell, Inc.*..................         362,879
     60,900   DST Systems, Inc.*(1)........       3,648,519
    173,500   Electronic Arts, Inc.*.......       9,075,785
     20,500   Electronic Data Systems
                Corp. .....................         492,820
    457,800   Hewlett-Packard Company......      13,106,814
    175,700   Ingram Micro, Inc. -- Class
                A*.........................       3,501,701
     36,200   International Business
                Machines Corp. ............       2,975,640
  1,233,300   Microsoft Corp. .............      32,250,795
    138,400   SanDisk Corp.*...............       8,694,288
                                             --------------
                                                 82,383,821
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.8%
     52,900   Beazer Homes USA, Inc.(1)....       3,853,236
     41,300   DR Horton, Inc. .............       1,475,649
     21,900   KB Home(1)...................       1,591,254
     29,900   Martin Marietta Materials,
                Inc. ......................       2,293,928
                                             --------------
                                                  9,214,067
                                             --------------
              CONSUMER GOODS AND SERVICES -- 4.5%
    232,600   Altria Group, Inc. ..........      17,379,872
     28,400   American Greetings Corp. --
                Class A(1).................         623,948
    135,400   Colgate-Palmolive Company....       7,426,690
     35,100   FedEx Corp. .................       3,628,989
    355,005   Procter & Gamble Company.....      20,547,689
      4,000   Reynolds American, Inc.(1)...         381,320
     47,400   The Clorox Company...........       2,696,586
      7,200   United Parcel Service,
                Inc. -- Class B............         541,080
                                             --------------
                                                 53,226,174
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              CONTAINERS AND PACKAGING -- 0.1%
     88,700   Crown Holdings, Inc.*........  $    1,732,311
                                             --------------
              DISTRIBUTION -- 0.1%
     40,600   Tech Data Corp.*.............       1,611,008
                                             --------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 2.7%
    913,200   General Electric Company.....      32,007,660
                                             --------------
              ELECTRONICS -- 0.5%
    181,700   ATI Technologies, Inc.
                (Canada)*..................       3,087,083
     16,400   Avnet, Inc.*.................         392,616
     25,700   Emerson Electric Company.....       1,919,790
                                             --------------
                                                  5,399,489
                                             --------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.0%
     10,400   Republic Services, Inc. .....         390,520
                                             --------------
              FINANCIAL SERVICES -- 9.5%
    186,800   American Express Company.....       9,612,728
     91,400   AmeriCredit Corp.*...........       2,342,582
     35,400   Ameriprise Financial,
                Inc. ......................       1,451,400
     20,200   Ameritrade Holding Corp.*....         484,800
     80,800   Capital One Financial
                Corp. .....................       6,981,120
     32,700   CIT Group, Inc. .............       1,693,206
    586,900   Citigroup, Inc. .............      28,482,257
     11,200   Countrywide Financial
                Corp. .....................         382,928
     73,500   E*TRADE Financial Corp.*.....       1,533,210
     12,100   Franklin Resources, Inc. ....       1,137,521
    176,300   JPMorgan Chase & Company.....       6,997,347
     54,200   Lehman Brothers Holdings,
                Inc.(1)....................       6,946,814
    195,500   Merrill Lynch & Company,
                Inc. ......................      13,241,215
     83,200   Morgan Stanley...............       4,720,768
     10,900   Nuveen Investments -- Class
                A(1).......................         464,558
     47,500   Prudential Financial,
                Inc. ......................       3,476,525
     32,900   SLM Corp. ...................       1,812,461
     16,200   The Bear Stearns Companies,
                Inc. ......................       1,871,586
     54,600   The Goldman Sachs Group,
                Inc. ......................       6,972,966
    244,021   Washington Mutual, Inc. .....      10,614,914
                                             --------------
                                                111,220,906
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 2.8%
    113,600   Archer-Daniels-Midland
                Company....................  $    2,801,376
    189,200   Coca-Cola Company............       7,626,652
     42,300   Dean Foods Company*..........       1,593,018
    157,500   PepsiCo, Inc. ...............       9,305,100
    138,200   Pilgrim's Pride Corp.(1).....       4,582,712
    104,500   Sysco Corp. .................       3,244,725
     63,800   The Pepsi Bottling Group,
                Inc. ......................       1,825,318
    123,600   Tyson Foods, Inc. -- Class
                A..........................       2,113,560
                                             --------------
                                                 33,092,461
                                             --------------
              INSURANCE -- 5.4%
     28,000   Aetna, Inc. .................       2,640,680
    111,400   American International
                Group, Inc. ...............       7,600,822
     18,800   Assurant, Inc. ..............         817,612
      8,800   CIGNA Corp. .................         982,960
     48,800   CNA Financial Corp.*.........       1,597,224
     70,000   First American Corp. ........       3,171,000
     46,900   Genworth Financial, Inc. --
                Class A....................       1,621,802
     60,500   Loews Corp. .................       5,738,425
     42,300   MBIA, Inc. ..................       2,544,768
     69,300   MetLife, Inc. ...............       3,395,700
      9,000   Nationwide Financial
                Services, Inc. -- Class
                A..........................         396,000
    109,100   Principal Financial Group,
                Inc. ......................       5,174,613
     63,400   Radian Group, Inc. ..........       3,714,606
     70,400   SAFECO Corp. ................       3,977,600
    127,700   The Allstate Corp. ..........       6,904,739
     30,300   The Chubb Corp. .............       2,958,795
     77,200   The PMI Group, Inc. .........       3,170,604
     25,000   The Progressive Corp.(1).....       2,919,500
     38,100   The St. Paul Travelers
                Companies, Inc. ...........       1,701,927
     58,100   WR Berkley Corp. ............       2,766,722
                                             --------------
                                                 63,796,099
                                             --------------
              INTERNET SERVICES -- 3.0%
    589,900   Cisco Systems, Inc.*.........      10,099,088
     33,900   Google, Inc. -- Class
                A*(1)......................      14,063,754
    214,100   Juniper Networks, Inc.*......       4,774,430
     38,400   Symantec Corp.*..............         672,000
    134,700   YAHOO!, Inc.*................       5,277,546
                                             --------------
                                                 34,886,818
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              LEISURE AND RECREATION -- 1.1%
     50,500   Carnival Corp. (Panama)(1)...  $    2,700,235
     26,900   MGM MIRAGE*..................         986,423
     38,200   Royal Caribbean Cruises, Ltd.
                (Liberia)..................       1,721,292
    119,200   Starwood Hotels & Resorts
                Worldwide, Inc. ...........       7,612,112
                                             --------------
                                                 13,020,062
                                             --------------
              MACHINERY -- 1.0%
     69,500   Caterpillar, Inc. ...........       4,015,015
     35,200   Cummins, Inc.(1).............       3,158,496
     20,800   Terex Corp.*.................       1,235,520
    116,500   The Timken Company(1)........       3,730,330
                                             --------------
                                                 12,139,361
                                             --------------
              MANUFACTURING -- 0.6%
     54,800   3M Company...................       4,247,000
      5,800   Harsco Corp. ................         391,558
     14,600   ITT Industries, Inc. ........       1,501,172
      8,200   Parker Hannifin Corp. .......         540,872
      9,000   SPX Corp. ...................         411,930
                                             --------------
                                                  7,092,532
                                             --------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 5.2%
     40,700   Baxter International,
                Inc. ......................       1,532,355
     22,800   Becton, Dickinson and
                Company....................       1,369,824
     67,300   Dade Behring Holdings,
                Inc. ......................       2,751,897
     66,900   DaVita, Inc.*................       3,387,816
     10,700   Guidant Corp. ...............         692,825
     15,200   Humana, Inc.*................         825,816
    133,600   Johnson & Johnson............       8,029,360
     70,800   Kinetic Concepts, Inc.*(1)...       2,815,008
     54,400   McKesson Corp. ..............       2,806,496
     74,100   Medco Health Solutions,
                Inc.*......................       4,134,780
    126,200   Medtronic, Inc. .............       7,265,334
    129,800   Omnicare, Inc. ..............       7,427,156
    112,000   St Jude Medical, Inc.*.......       5,622,400
     91,600   UnitedHealth Group, Inc. ....       5,692,024
     37,300   Varian Medical Systems,
                Inc.*......................       1,877,682
     67,600   WellPoint, Inc.*.............       5,393,804
                                             --------------
                                                 61,624,577
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              METALS AND MINING -- 1.2%
     65,700   Freeport-McMoRan Copper &
                Gold, Inc. -- Class B(1)...  $    3,534,660
     46,000   IPSCO, Inc. (Canada)(1)......       3,817,080
      7,900   Newmont Mining Corp. ........         421,860
     98,000   Nucor Corp.(1)...............       6,538,560
                                             --------------
                                                 14,312,160
                                             --------------
              OIL AND GAS: PIPELINES -- 0.1%
     12,900   Questar Corp. ...............         976,530
                                             --------------
              OIL, COAL AND GAS -- 9.1%
     30,900   Anadarko Petroleum Corp. ....       2,927,775
     37,600   Apache Corp. ................       2,576,352
     60,600   Baker Hughes, Inc. ..........       3,683,268
     90,500   Burlington Resources,
                Inc. ......................       7,801,100
    129,500   ChevronTexaco Corp. .........       7,351,715
    208,100   ConocoPhillips...............      12,107,258
    145,800   Devon Energy Corp. ..........       9,118,332
     29,300   ENSCO International, Inc. ...       1,299,455
    104,400   EOG Resources, Inc. .........       7,659,828
    488,700   Exxon Mobil Corp. ...........      27,450,279
      8,900   Helmerich & Payne, Inc. .....         550,999
    112,700   Newfield Exploration
                Company*...................       5,642,889
     51,400   Petro-Canada (Canada)........       2,060,626
      7,800   Pioneer Natural Resources
                Company....................         399,906
     17,200   Schlumberger, Ltd.
                (Netherlands Antilles).....       1,670,980
     88,900   Sunoco, Inc.(1)..............       6,967,982
     82,200   Talisman Energy, Inc.
                (Canada)(1)................       4,346,736
     53,200   Valero Energy Corp. .........       2,745,120
                                             --------------
                                                106,360,600
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.0%
     10,500   Plum Creek Timber
                Company, Inc. .............         378,525
                                             --------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 7.7%
     83,500   Abbott Laboratories..........       3,292,405
     21,800   Allergan, Inc.(1)............       2,353,528
    167,200   AmerisourceBergen Corp. .....       6,922,080
    193,600   Amgen, Inc.*.................      15,267,296
    125,500   Cardinal Health, Inc. .......       8,628,125
    136,900   Caremark Rx, Inc.*...........       7,090,051
     53,100   Genentech, Inc.*.............       4,911,750

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS/RESEARCH AND DEVELOPMENT
                (CONTINUED)
     15,600   Genzyme Corp.*...............  $    1,104,168
    203,300   King Pharmaceuticals,
                Inc.*......................       3,439,836
     72,000   MedImmune, Inc.*.............       2,521,440
    128,300   Merck & Company, Inc. .......       4,081,223
     36,800   Novartis AG (ADR)
                (Switzerland)(1)...........       1,931,264
    945,100   Pfizer, Inc. ................      22,039,732
     92,600   Schering-Plough Corp. .......       1,930,710
    113,200   Wyeth........................       5,215,124
                                             --------------
                                                 90,728,732
                                             --------------
              PRINTING AND PUBLISHING -- 0.0%
     14,400   Dex Media, Inc. .............         390,096
                                             --------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.4%
     70,300   CB Richard Ellis Group,
                Inc. -- Class A*...........       4,137,155
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     56,400   Equity Office Properties
                Trust......................       1,710,612
      8,200   ProLogis.....................         383,104
                                             --------------
                                                  2,093,716
                                             --------------
              RETAIL -- 3.9%
     55,300   Best Buy Company, Inc. ......       2,404,444
    123,403   Circuit City Stores, Inc. ...       2,787,674
    154,600   CVS Corp. ...................       4,084,532
     43,300   Dillard's, Inc. -- Class A...       1,074,706
    130,600   Kohl's Corp.*................       6,347,160
     74,900   Lowe's Companies, Inc.(1)....       4,992,834
     98,500   Office Depot, Inc.*..........       3,092,900
     48,800   Sears Holdings Corp.*(1).....       5,637,864
     19,200   The Home Depot, Inc. ........         777,216
     92,000   Walgreen Company.............       4,071,920
    233,100   Wal-Mart Stores, Inc. .......      10,909,080
                                             --------------
                                                 46,180,330
                                             --------------
              RETAIL: RESTAURANTS -- 1.1%
     96,600   Brinker International,
                Inc.(1)....................       3,734,556
    135,300   Darden Restaurants, Inc. ....       5,260,464
     13,600   Panera Bread Company -- Class
                A*.........................         893,248
     75,500   YUM! Brands, Inc. ...........       3,539,440
                                             --------------
                                                 13,427,708
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              RETAIL: SUPERMARKETS -- 0.9%
    153,200   SUPERVALU, Inc. .............  $    4,975,936
    288,700   The Kroger Company*..........       5,450,656
                                             --------------
                                                 10,426,592
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.2%
     55,600   Agilent Technologies,
                Inc.*......................       1,850,924
                                             --------------
              SEMICONDUCTORS -- 4.3%
    408,800   Applied Materials, Inc. .....       7,333,872
     55,499   Freescale Semiconductor,
                Inc. -- Class B*...........       1,396,910
    349,300   Intel Corp. .................       8,718,528
    156,100   Maxim Integrated Products,
                Inc. ......................       5,657,064
    174,600   Micron Technology,
                Inc.*(1)...................       2,323,926
    293,400   National Semiconductor
                Corp. .....................       7,622,532
    437,500   Texas Instruments, Inc.(1)...      14,030,625
    141,900   Xilinx, Inc. ................       3,577,299
                                             --------------
                                                 50,660,756
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 4.3%
     49,600   AT&T, Inc. ..................       1,214,704
    149,700   BCE, Inc. (Canada)(1)........       3,585,315
     44,800   BellSouth Corp. .............       1,214,080
    165,800   CenturyTel, Inc.(1)..........       5,497,928
    102,000   Corning, Inc.*...............       2,005,320
    581,800   Motorola, Inc. ..............      13,142,862
    164,000   QUALCOMM, Inc. ..............       7,065,120
    101,700   Sprint Nextel Corp. .........       2,375,712
     10,400   Telephone and Data Systems,
                Inc. -- Special Common
                Shares.....................         359,944
    468,500   Verizon Communications,
                Inc. ......................      14,111,220
                                             --------------
                                                 50,572,205
                                             --------------
              TRANSPORTATION -- 1.5%
     59,900   Burlington Northern Santa Fe
                Corp. .....................       4,242,118
     60,200   CNF, Inc. ...................       3,364,578
     52,800   CSX Corp. ...................       2,680,656
    112,500   Norfolk Southern Corp. ......       5,043,375
     41,900   Teekay Shipping Corp.
                (Marshall Islands)(1)......       1,671,810
      5,200   Union Pacific Corp. .........         418,652
                                             --------------
                                                 17,421,189
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              UTILITIES -- 2.9%
     82,700   American Electric Power
                Company, Inc. .............  $    3,067,343
     74,000   Constellation Energy Group...       4,262,400
    168,100   Edison International.........       7,330,841
     51,000   Entergy Corp. ...............       3,501,150
     82,600   FirstEnergy Corp. ...........       4,046,574
     47,200   NRG Energy, Inc.*(1).........       2,224,064
     72,900   PG&E Corp.(1)................       2,706,048
    135,300   TXU Corp. ...................       6,790,707
                                             --------------
                                                 33,929,127
                                             --------------
              TOTAL COMMON STOCKS (Cost
                $1,048,139,890)............   1,167,843,491
                                             --------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 8.5%
$99,867,379   Securities Lending Collateral
                Investment (Note 4) (Cost
                $99,867,379)...............      99,867,379
                                             --------------
              TOTAL SECURITIES (Cost
                $1,148,007,269)............   1,267,710,870
                                             --------------
              REPURCHASE AGREEMENTS -- 0.8%
  9,108,749   With Investors Bank and
                Trust, dated 12/30/05,
                3.82%, due 01/03/06,
                repurchase proceeds at
                maturity $9,112,615
                (Collateralized by various
                Small Business
                Administrations,
                7.02%-7.13%, due
                04/25/18-04/25/27, with a
                total value of $9,564,186)
                (Cost $9,108,749)..........       9,108,749
                                             --------------
              Total Investments -- 108.3%
                (Cost $1,157,116,018)......   1,276,819,619
              Liabilities less other
                assets -- (8.3)%...........     (98,060,750)
                                             --------------
              NET ASSETS -- 100.0%.........  $1,178,758,869
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $1,163,601,017.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $141,679,280
    Gross unrealized depreciation..........   (28,460,678)
                                             ------------
    Net unrealized appreciation............  $113,218,602
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 98.9%
               AEROSPACE AND DEFENSE -- 1.7%
     161,122   General Dynamics Corp. .....  $   18,375,964
     360,670   The Boeing Company..........      25,333,461
                                             --------------
                                                 43,709,425
                                             --------------
               AGRICULTURE -- 0.7%
     243,630   Monsanto Company............      18,888,634
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.9%
     295,260   Nordstrom, Inc. ............      11,042,724
     683,000   The Gap, Inc. ..............      12,048,120
                                             --------------
                                                 23,090,844
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 1.0%
     250,942   Toyota Motor Corp. (ADR)
                 (Japan)(1)................      26,253,552
                                             --------------
               BANKS -- 2.0%
     468,545   Commerce Bancorp, Inc. (New
                 Jersey)(1)................      16,122,633
     371,421   UBS AG (Switzerland)........      35,340,709
                                             --------------
                                                 51,463,342
                                             --------------
               BROADCAST SERVICES/MEDIA -- 0.9%
     936,460   Time Warner, Inc. ..........      16,331,862
     235,600   XM Satellite Radio Holdings,
                 Inc. -- Class A*(1).......       6,427,168
                                             --------------
                                                 22,759,030
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 1.2%
     345,220   Automatic Data Processing,
                 Inc. .....................      15,842,146
     360,905   First Data Corp. ...........      15,522,524
                                             --------------
                                                 31,364,670
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 8.8%
     821,565   Activision, Inc.*...........      11,288,303
     699,744   Apple Computer, Inc.*.......      50,304,596
     710,793   Electronic Arts, Inc.*......      37,181,582
   3,859,730   Microsoft Corp. ............     100,931,939
     442,630   SanDisk Corp.*..............      27,806,017
                                             --------------
                                                227,512,437
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 1.0%
     408,213   Lennar Corp. -- Class
                 A(1)......................      24,909,157
                                             --------------
               CONSUMER GOODS AND SERVICES -- 7.5%
     230,605   Altria Group, Inc. .........      17,230,806
     310,900   Colgate-Palmolive Company...      17,052,865

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               CONSUMER GOODS AND SERVICES (CONTINUED)
     566,915   FedEx Corp. ................  $   58,613,342
   1,764,442   Procter & Gamble Company....     102,125,902
                                             --------------
                                                195,022,915
                                             --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 5.0%
   3,655,841   General Electric Company....     128,137,227
                                             --------------
               ELECTRONICS -- 0.5%
     739,030   ATI Technologies, Inc.
                 (Canada)*.................      12,556,120
                                             --------------
               FINANCIAL SERVICES -- 8.8%
     759,435   American Express Company....      39,080,525
     332,854   Capital One Financial
                 Corp. ....................      28,758,586
     111,576   Chicago Mercantile Exchange
                 Holdings, Inc.(1).........      41,003,064
     643,252   Countrywide Financial
                 Corp. ....................      21,992,786
      34,161   Lehman Brothers Holdings,
                 Inc. .....................       4,378,415
     766,255   SLM Corp. ..................      42,212,988
     399,170   The Goldman Sachs Group,
                 Inc. .....................      50,978,001
                                             --------------
                                                228,404,365
                                             --------------
               FOOD AND BEVERAGE -- 2.4%
     362,000   Coca-Cola Company...........      14,592,220
     575,284   PepsiCo, Inc. ..............      33,987,779
     432,600   Sysco Corp. ................      13,432,230
                                             --------------
                                                 62,012,229
                                             --------------
               INSURANCE -- 0.6%
     234,120   American International
                 Group, Inc. ..............      15,974,008
                                             --------------
               INTERNET SERVICES -- 5.5%
   1,450,800   Cisco Systems, Inc.*........      24,837,696
     185,246   Google, Inc. -- Class
                 A*(1).....................      76,851,155
     874,100   Juniper Networks, Inc.*.....      19,492,430
     552,370   YAHOO!, Inc.*...............      21,641,857
                                             --------------
                                                142,823,138
                                             --------------
               LEISURE AND RECREATION -- 3.8%
     142,558   Four Seasons Hotels, Inc.
                 (Canada)(1)...............       7,092,261
     795,179   MGM MIRAGE*.................      29,159,214
     157,660   Royal Caribbean Cruises,
                 Ltd. (Liberia)............       7,104,160

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               LEISURE AND RECREATION (CONTINUED)
     486,550   Starwood Hotels & Resorts
                 Worldwide, Inc. ..........  $   31,071,082
     416,544   Wynn Resorts, Ltd.*(1)......      22,847,438
                                             --------------
                                                 97,274,155
                                             --------------
               MACHINERY -- 1.9%
     838,222   Caterpillar, Inc. ..........      48,424,085
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 10.9%
     271,190   DaVita, Inc.*...............      13,733,062
     288,385   Kinetic Concepts,
                 Inc.*(1)..................      11,466,188
     303,485   Medco Health Solutions,
                 Inc.*.....................      16,934,463
     688,750   Medtronic, Inc. ............      39,651,337
     436,975   Omnicare, Inc. .............      25,003,710
     221,400   St Jude Medical, Inc.*......      11,114,280
   1,674,193   UnitedHealth Group, Inc. ...     104,034,352
     152,640   Varian Medical Systems,
                 Inc.*.....................       7,683,898
     276,180   WellPoint, Inc.*............      22,036,402
     488,968   Zimmer Holdings, Inc.*......      32,976,001
                                             --------------
                                                284,633,693
                                             --------------
               OIL, COAL AND GAS -- 2.4%
     247,150   Baker Hughes, Inc. .........      15,021,777
     285,400   EOG Resources, Inc. ........      20,939,798
      38,236   Halliburton Company.........       2,369,103
     457,915   Newfield Exploration
                 Company*..................      22,927,804
                                             --------------
                                                 61,258,482
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 9.2%
     838,330   Amgen, Inc.*................      66,110,704
     238,795   Cardinal Health, Inc. ......      16,417,156
     558,700   Caremark Rx, Inc.*..........      28,935,073
     925,374   Genentech, Inc.*............      85,597,095
     292,605   MedImmune, Inc.*............      10,247,027
     150,200   Novartis AG (ADR)
                 (Switzerland).............       7,882,496
     380,870   Schering-Plough Corp. ......       7,941,140
     315,400   Wyeth.......................      14,530,478
                                             --------------
                                                237,661,169
                                             --------------
               RETAIL -- 9.7%
     227,032   Best Buy Company, Inc.(1)...       9,871,351
     979,658   CVS Corp. ..................      25,882,564

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               RETAIL (CONTINUED)
     534,495   Kohl's Corp.*...............  $   25,976,457
   1,119,979   Lowe's Companies, Inc.(1)...      74,657,801
     402,040   Office Depot, Inc.*.........      12,624,056
     200,140   Sears Holdings Corp.*(1)....      23,122,174
     649,888   The Home Depot, Inc. .......      26,307,466
     322,900   Walgreen Company............      14,291,554
     806,050   Wal-Mart Stores, Inc. ......      37,723,140
                                             --------------
                                                250,456,563
                                             --------------
               RETAIL: RESTAURANTS -- 0.6%
     541,960   Starbucks Corp.*............      16,264,220
                                             --------------
               SEMICONDUCTORS -- 5.1%
   1,670,990   Applied Materials, Inc. ....      29,977,561
     638,005   Maxim Integrated Products,
                 Inc. .....................      23,121,301
   1,198,500   National Semiconductor
                 Corp. ....................      31,137,030
   1,054,700   Texas Instruments,
                 Inc.(1)...................      33,824,229
     579,905   Xilinx, Inc. ...............      14,619,405
                                             --------------
                                                132,679,526
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 5.3%
   3,693,743   Motorola, Inc. .............      83,441,654
   1,242,197   QUALCOMM, Inc. .............      53,513,847
                                             --------------
                                                136,955,501
                                             --------------
               TRANSPORTATION -- 1.5%
     398,314   Burlington Northern Santa Fe
                 Corp. ....................      28,208,598
     236,340   Norfolk Southern Corp. .....      10,595,122
                                             --------------
                                                 38,803,720
                                             --------------
               TOTAL COMMON STOCKS (Cost
                 $2,174,013,120)...........   2,559,292,207
                                             --------------
 PRINCIPAL
 ---------
               SECURITIES LENDING COLLATERAL -- 8.6%
$223,420,265   Securities Lending
                 Collateral Investment
                 (Note 4) (Cost
                 $223,420,265).............     223,420,265
                                             --------------
               TOTAL SECURITIES (Cost
                 $2,397,433,385)...........   2,782,712,472
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               REPURCHASE AGREEMENTS -- 1.2%
$ 30,474,532   With Investors Bank and
                 Trust, dated 12/30/05,
                 3.82%, due 01/03/06,
                 repurchase proceeds at
                 maturity $30,487,467
                 (Collateralized by Fannie
                 Mae Adjustable Rate
                 Mortgage, 4.88%, due
                 12/25/33, with a value of
                 $28,147,351 and Small
                 Business Administration,
                 7.13%, due 09/25/15, with
                 a value of $3,850,908)
                 (Cost $30,474,532)........  $   30,474,532
                                             --------------
               Total Investments -- 108.7%
                 (Cost $2,427,907,917).....   2,813,187,004
               Liabilities less other
                 assets -- (8.7)%..........    (225,804,943)
                                             --------------
               NET ASSETS -- 100.0%........  $2,587,382,061
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $2,453,033,279.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $402,593,097
    Gross unrealized depreciation..........   (42,439,372)
                                             ------------
    Net unrealized appreciation............  $360,153,725
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 96.0%
              AEROSPACE AND DEFENSE -- 1.8%
    284,900   Goodrich Corp..................  $ 11,709,390
                                               ------------
              AIRLINES -- 0.4%
     46,400   Alaska Air Group, Inc.*........     1,657,408
    121,900   ExpressJet Holdings, Inc.*.....       986,171
                                               ------------
                                                  2,643,579
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 1.5%
    113,600   Limited Brands, Inc............     2,538,960
     24,400   Reebok International, Ltd......     1,420,812
     59,600   Russell Corp...................       802,216
     98,550   The Cato Corp. -- Class A......     2,113,898
     44,300   VF Corp........................     2,451,562
                                               ------------
                                                  9,327,448
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 0.9%
     97,600   ArvinMeritor, Inc..............     1,404,464
     52,900   Autoliv, Inc...................     2,402,718
     65,300   Navistar International
                Corp.*.......................     1,868,886
                                               ------------
                                                  5,676,068
                                               ------------
              BANKS -- 8.1%
     88,400   Comerica, Inc..................     5,017,584
     35,300   Downey Financial Corp..........     2,414,167
    158,500   Huntington Bancshares, Inc.....     3,764,375
    145,400   KeyCorp........................     4,788,022
    131,700   Marshall & Ilsley Corp.........     5,668,368
    304,000   North Fork Bancorp, Inc........     8,317,440
    147,800   PNC Financial Services Group,
                Inc..........................     9,138,474
    106,000   State Street Corp..............     5,876,640
     73,900   Trustmark Corp.................     2,030,033
     34,600   UnionBanCal Corp...............     2,377,712
     67,259   United Bankshares, Inc.........     2,370,207
                                               ------------
                                                 51,763,022
                                               ------------
              BROADCAST SERVICES/MEDIA -- 1.6%
     93,800   Arbitron, Inc..................     3,562,524
    115,900   The EW Scripps Company -- Class
                A(1).........................     5,565,518
     42,100   Tribune Company................     1,273,946
                                               ------------
                                                 10,401,988
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES AND SUPPLIES -- 2.9%
    169,800   Convergys Corp.*...............  $  2,691,330
    122,800   Dun & Bradstreet Corp.*........     8,222,688
    161,600   Manpower, Inc..................     7,514,400
                                               ------------
                                                 18,428,418
                                               ------------
              CHEMICALS -- 2.6%
     38,100   Ashland, Inc...................     2,205,990
     42,300   Eastman Chemical Company.......     2,182,257
    146,500   PolyOne Corp.*.................       941,995
     38,100   PPG Industries, Inc............     2,205,990
    254,300   Syngenta AG (ADR)
                (Switzerland)*...............     6,334,613
     60,800   The Lubrizol Corp..............     2,640,544
                                               ------------
                                                 16,511,389
                                               ------------
              COMMERCIAL SERVICES -- 1.4%
    198,800   ChoicePoint, Inc.*.............     8,848,588
      3,680   Pre-Paid Legal Services,
                Inc.(1)......................       140,613
                                               ------------
                                                  8,989,201
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 3.5%
    135,600   Activision, Inc.*..............     1,863,144
     24,800   Computer Sciences Corp.*.......     1,255,872
    339,400   NCR Corp.*.....................    11,519,236
    144,700   Sybase, Inc.*..................     3,163,142
     85,100   The Reynolds and Reynolds
                Company -- Class A...........     2,388,757
    127,400   Western Digital Corp.*.........     2,370,914
                                               ------------
                                                 22,561,065
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.1%
    166,100   American Standard Companies,
                Inc..........................     6,635,695
     15,200   KB Home........................     1,104,432
     17,000   The Ryland Group, Inc..........     1,226,210
     72,500   USG Corp.*(1)..................     4,712,500
                                               ------------
                                                 13,678,837
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.4%
     73,500   Blyth, Inc.....................     1,539,825
     82,900   Eastman Kodak Company(1).......     1,939,860
     78,000   Fortune Brands, Inc............     6,085,560
    115,200   Tupperware Corp................     2,580,480
     37,900   Whirlpool Corp.(1).............     3,174,504
                                               ------------
                                                 15,320,229
                                               ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              DIVERSIFIED OPERATIONS AND SERVICES -- 1.5%
    122,800   Textron, Inc...................  $  9,453,144
                                               ------------
              ELECTRONICS -- 2.1%
    120,100   Amphenol Corp. -- Class A......     5,315,626
     47,600   Belden CDT, Inc................     1,162,868
    327,400   Solectron Corp.*...............     1,198,284
    276,200   Thomson (ADR) (France).........     5,783,628
                                               ------------
                                                 13,460,406
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.2%
    135,700   Allied Waste Industries,
                Inc.*(1).....................     1,186,018
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.4%
    112,400   United Rentals North America,
                Inc.*(1).....................     2,629,036
                                               ------------
              FINANCIAL SERVICES -- 2.9%
     75,964   Advanta Corp. -- Class B.......     2,464,272
     58,100   AG Edwards, Inc................     2,722,566
     37,900   CIT Group, Inc.................     1,962,462
    281,300   E*TRADE Financial Corp.*.......     5,867,918
     80,500   Friedman, Billings, Ramsey
                Group, Inc. --
                Class A(1)...................       796,950
     54,800   H&R Block, Inc.................     1,345,340
     86,600   Nuveen Investments -- Class
                A(1).........................     3,690,892
                                               ------------
                                                 18,850,400
                                               ------------
              FOOD AND BEVERAGE -- 3.0%
    152,900   Archer-Daniels-Midland
                Company......................     3,770,514
    219,900   Del Monte Foods Company*.......     2,293,557
    150,300   McCormick & Company, Inc.......     4,647,276
    190,500   Sysco Corp.....................     5,915,025
     53,200   The Pepsi Bottling Group,
                Inc..........................     1,522,052
     76,500   Tyson Foods, Inc. -- Class
                A(1).........................     1,308,150
                                               ------------
                                                 19,456,574
                                               ------------
              INSURANCE -- 8.2%
    238,000   Aon Corp.......................     8,556,100
    132,000   Assurant, Inc..................     5,740,680
     19,100   CIGNA Corp.....................     2,133,470
     64,680   Cincinnati Financial Corp......     2,889,902
    102,000   Horace Mann Educators Corp.....     1,933,920
     40,600   Jefferson-Pilot Corp...........     2,311,358
     36,600   LandAmerica Financial Group,
                Inc..........................     2,283,840
     59,800   Lincoln National Corp..........     3,171,194
    122,000   MBIA, Inc.(1)..................     7,339,520

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
     28,400   MGIC Investment Corp.(1).......  $  1,869,288
     92,000   Nationwide Financial Services,
                Inc. -- Class A..............     4,048,000
     70,400   Principal Financial Group,
                Inc..........................     3,339,072
     12,100   Radian Group, Inc..............       708,939
     56,300   SAFECO Corp....................     3,180,950
     55,000   Unitrin, Inc...................     2,477,750
                                               ------------
                                                 51,983,983
                                               ------------
              INTERNET SERVICES -- 0.4%
    259,500   EarthLink, Inc.*...............     2,883,045
                                               ------------
              LEISURE AND RECREATION -- 2.4%
    108,200   Harrah's Entertainment, Inc....     7,713,578
    169,200   Royal Caribbean Cruises, Ltd.
                (Liberia)....................     7,624,152
                                               ------------
                                                 15,337,730
                                               ------------
              MANUFACTURING -- 4.6%
    105,500   Carlisle Companies, Inc.(1)....     7,295,325
     41,300   Crane Company..................     1,456,651
     64,700   EnPro Industries, Inc.*........     1,743,665
     50,200   Furniture Brands International,
                Inc..........................     1,120,966
     58,100   ITT Industries, Inc............     5,973,842
     86,600   Precision Castparts Corp.......     4,486,746
    140,700   The Sherwin-Williams Company...     6,390,594
    104,900   Tredegar Corp..................     1,352,161
                                               ------------
                                                 29,819,950
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 2.0%
    164,100   CR Bard, Inc...................    10,817,472
     31,400   Kindred Healthcare, Inc.*......       808,864
     31,200   Universal Health Services,
                Inc. --
                Class B(1)...................     1,458,288
                                               ------------
                                                 13,084,624
                                               ------------
              METALS AND MINING -- 0.2%
     20,700   United States Steel Corp.......       995,049
                                               ------------
              OFFICE EQUIPMENT -- 0.6%
     91,000   Pitney Bowes, Inc..............     3,844,750
                                               ------------
              OIL AND GAS: PIPELINES -- 2.1%
     57,100   National Fuel Gas Company......     1,780,949
    150,900   Questar Corp...................    11,423,130
                                               ------------
                                                 13,204,079
                                               ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS -- 2.9%
     28,400   Amerada Hess Corp..............  $  3,601,688
     10,099   Kerr-McGee Corp................       917,595
     68,306   Marathon Oil Corp..............     4,164,617
     76,400   Praxair, Inc...................     4,046,144
     40,200   Sunoco, Inc.(1)................     3,150,876
     66,400   Swift Energy Company*..........     2,992,648
                                               ------------
                                                 18,873,568
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.4%
     86,000   MeadWestvaco Corp..............     2,410,580
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 1.4%
     30,800   AmerisourceBergen Corp.........     1,275,120
    113,200   King Pharmaceuticals, Inc.*....     1,915,344
     86,600   Millipore Corp.*...............     5,719,064
                                               ------------
                                                  8,909,528
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.9%
    117,100   Brookfield Asset Management,
                Inc. -- Class A
                (Canada)(1)..................     5,893,643
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.7%
     47,800   American Home Mortgage
                Investment Corp..............     1,556,846
    227,500   Anthracite Capital, Inc........     2,395,575
     53,200   Crescent Real Estate Equities
                Company(1)...................     1,054,424
    335,800   HRPT Properties Trust..........     3,475,530
    180,000   MeriStar Hospitality Corp.*....     1,692,000
     38,998   RAIT Investment Trust..........     1,010,828
                                               ------------
                                                 11,185,203
                                               ------------
              RETAIL -- 3.5%
     48,500   Borders Group, Inc.............     1,050,995
    264,000   Dollar Tree Stores, Inc.*(1)...     6,320,160
    136,100   Federated Department Stores,
                Inc..........................     9,027,513
     77,900   JC Penney Company, Inc.
                (Holding Company)(1).........     4,331,240
     97,300   Saks, Inc.*....................     1,640,478
                                               ------------
                                                 22,370,386
                                               ------------
              RETAIL: RESTAURANTS -- 1.1%
    149,800   Brinker International,
                Inc.(1)......................     5,791,268
     61,900   Lone Star Steakhouse & Saloon,
                Inc..........................     1,469,506
                                               ------------
                                                  7,260,774
                                               ------------
              RETAIL: SUPERMARKETS -- 0.8%
    113,800   Albertson's, Inc...............     2,429,630

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              RETAIL: SUPERMARKETS (CONTINUED)
     76,900   SUPERVALU, Inc.................  $  2,497,712
                                               ------------
                                                  4,927,342
                                               ------------
              RUBBER PRODUCTS -- 0.5%
    183,200   The Goodyear Tire & Rubber
                Company*(1)..................     3,184,016
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 2.0%
     51,300   Applera Corp.-Applied
                Biosystems Group.............     1,362,528
    493,800   PerkinElmer, Inc...............    11,633,928
                                               ------------
                                                 12,996,456
                                               ------------
              SECURITY SERVICES -- 0.9%
    125,500   The Brink's Company............     6,012,705
                                               ------------
              SEMICONDUCTORS -- 0.7%
    320,800   Micron Technology, Inc.*.......     4,269,848
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.2%
    274,200   Amdocs, Ltd. (Guernsey)*.......     7,540,500
    616,100   Avaya, Inc.*...................     6,573,787
     86,100   CenturyTel, Inc................     2,855,076
    123,500   CommScope, Inc.*...............     2,486,055
     53,400   Polycom, Inc.*.................       817,020
                                               ------------
                                                 20,272,438
                                               ------------
              TOYS -- 0.3%
    136,600   Mattel, Inc....................     2,161,012
                                               ------------
              TRANSPORTATION -- 5.8%
     45,300   Arkansas Best Corp.............     1,978,704
     81,500   CNF, Inc.......................     4,555,035
    234,700   CSX Corp.......................    11,915,719
    106,500   Florida East Coast Industries,
                Inc..........................     4,512,405
     70,600   GATX Corp......................     2,547,248
    140,700   Norfolk Southern Corp..........     6,307,581
    135,400   Sabre Holdings Corp. -- Class
                A............................     3,264,494
     98,700   Swift Transportation Company,
                Inc.*........................     2,003,610
                                               ------------
                                                 37,084,796
                                               ------------
              UTILITIES -- 10.1%
    170,200   AGL Resources, Inc.............     5,924,662
    135,300   American Electric Power
                Company, Inc.(1).............     5,018,277
    118,300   Cleco Corp.....................     2,466,555
    266,000   CMS Energy Corp.*(1)...........     3,859,660

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES (CONTINUED)
     53,200   DTE Energy Company.............  $  2,297,708
     83,500   Duquesne Light Holdings,
                Inc.(1)......................     1,362,720
    151,900   FirstEnergy Corp...............     7,441,581
    109,100   KeySpan Corp...................     3,893,779
    119,300   NiSource, Inc..................     2,488,598
    200,300   Northeast Utilities............     3,943,907
    153,400   PG&E Corp......................     5,694,208
     30,500   Pinnacle West Capital
                Corp.(1).....................     1,261,175
    193,700   PPL Corp.(1)...................     5,694,780
     24,800   Progress Energy, Inc...........     1,089,216
     59,200   Public Service Enterprise
                Group, Inc...................     3,846,224
    135,900   Puget Energy, Inc..............     2,775,078
     68,700   TECO Energy, Inc...............     1,180,266
    228,100   Xcel Energy, Inc.(1)...........     4,210,726
                                               ------------
                                                 64,449,120
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $575,578,100)................   615,460,837
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 11.7%
$75,129,412   Securities Lending Collateral
                Investment (Note 4) (Cost
                $75,129,412).................    75,129,412
                                               ------------
              TOTAL SECURITIES (Cost
                $650,707,512)................   690,590,249
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 4.7%
$30,210,034   With Investors Bank and Trust,
                dated 12/30/05, 3.82%, due
                01/03/06, repurchase proceeds
                at maturity $30,222,856
                (Collateralized by various
                Fannie Mae Adjustable Rate
                Mortgages, 4.20%-4.24%, due
                03/01/33-07/01/33, with a
                total value of $31,720,535)
                (Cost $30,210,034)...........  $ 30,210,034
                                               ------------
              Total Investments -- 112.4%
                (Cost $680,917,546)..........   720,800,283
              Liabilities less other
                assets -- (12.4)%............   (79,268,745)
                                               ------------
              NET ASSETS -- 100.0%...........  $641,531,538
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $681,872,748.

The following amounts are based on cost for federal income tax purposes:


    Gross unrealized appreciation..........  $ 51,745,452
    Gross unrealized depreciation..........   (12,817,917)
                                             ------------
    Net unrealized appreciation............  $ 38,927,535
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 97.7%
              ADVERTISING -- 1.4%
     44,100   Getty Images, Inc.*(1).........  $  3,936,807
                                               ------------
              AIRLINES -- 3.2%
    324,000   JetBlue Airways Corp.*(1)......     4,983,120
    245,900   Southwest Airlines Company.....     4,040,137
                                               ------------
                                                  9,023,257
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 2.3%
    148,800   Chico's FAS, Inc.*.............     6,536,784
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 1.7%
    105,600   Oshkosh Truck Corp. ...........     4,708,704
                                               ------------
              BROADCAST SERVICES/MEDIA -- 2.3%
    509,210   Sirius Satellite Radio,
                Inc.*(1).....................     3,411,707
    108,390   XM Satellite Radio Holdings,
                Inc. -- Class A*(1)..........     2,956,879
                                               ------------
                                                  6,368,586
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 4.9%
     99,670   Fluor Corp. ...................     7,700,504
    132,600   Global Payments, Inc. .........     6,180,486
                                               ------------
                                                 13,880,990
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 6.4%
    144,900   Business Objects SA (ADR)
                (France)*(1).................     5,855,409
    248,000   Ceridian Corp.*................     6,162,800
    215,300   Citrix Systems, Inc.*..........     6,196,334
                                               ------------
                                                 18,214,543
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.5%
    134,300   Washington Group International,
                Inc.*........................     7,113,871
                                               ------------
              CONSUMER GOODS AND SERVICES -- 1.4%
    118,000   Herbalife, Ltd. (Cayman
                Islands)*(1).................     3,837,360
                                               ------------
              FINANCIAL SERVICES -- 5.3%
    195,386   Janus Capital Group, Inc. .....     3,640,041
     49,950   Legg Mason, Inc. ..............     5,978,516
     75,500   T Rowe Price Group, Inc. ......     5,438,265
                                               ------------
                                                 15,056,822
                                               ------------
              FOOD AND BEVERAGE -- 1.7%
    130,620   Dean Foods Company*............     4,919,149
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INTERNET SERVICES -- 5.6%
    101,000   CheckFree Corp.*...............  $  4,635,900
    142,300   Monster Worldwide, Inc.*(1)....     5,808,686
    248,200   VeriSign, Inc.*(1).............     5,440,544
                                               ------------
                                                 15,885,130
                                               ------------
              MACHINERY -- 1.5%
    108,300   Joy Global, Inc. ..............     4,332,000
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 11.1%
    116,300   DaVita, Inc.*..................     5,889,432
     89,000   Hologic, Inc.*.................     3,374,880
     67,100   Mentor Corp.(1)................     3,091,968
     48,100   Psychiatric Solutions, Inc.*...     2,825,394
     51,854   Sierra Health Services,
                Inc.*........................     4,146,246
    111,800   Varian Medical Systems,
                Inc.*........................     5,628,012
    232,700   VCA Antech, Inc.*..............     6,562,140
                                               ------------
                                                 31,518,072
                                               ------------
              OIL, COAL AND GAS -- 14.5%
     71,000   Bill Barrett Corp.*............     2,741,310
     77,400   Cooper Cameron Corp.*..........     3,204,360
     63,700   Diamond Offshore Drilling,
                Inc.(1)......................     4,430,972
     78,100   EOG Resources, Inc. ...........     5,730,197
     60,500   Noble Corp. (Cayman
                Islands)(1)..................     4,267,670
     49,700   Peabody Energy Corp. ..........     4,096,274
    153,200   Quicksilver Resources,
                Inc.*(1).....................     6,435,932
    276,600   Southwestern Energy Company*...     9,941,004
                                               ------------
                                                 40,847,719
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 5.9%
     78,100   Celgene Corp.*.................     5,060,880
    199,800   Endo Pharmaceuticals
                Holdings, Inc.*..............     6,045,948
    196,700   Protein Design Labs,
                Inc.*(1).....................     5,590,214
                                               ------------
                                                 16,697,042
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 1.2%
     56,040   CB Richard Ellis Group, Inc. --
                Class A*.....................     3,297,954
                                               ------------
              RETAIL: RESTAURANTS -- 4.5%
    153,800   Darden Restaurants, Inc. ......     5,979,744
    101,806   Panera Bread Company -- Class
                A*(1)........................     6,686,618
                                               ------------
                                                 12,666,362
                                               ------------

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS -- 6.1%
    217,000   ASML Holding (the
                Netherlands)*(1).............  $  4,357,360
    182,150   Broadcom Corp. -- Class A*.....     8,588,373
    174,600   Cree, Inc.*(1).................     4,406,904
                                               ------------
                                                 17,352,637
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 14.2%
    188,300   ADTRAN, Inc. ..................     5,600,042
    313,241   American Tower Corp. --
                Class A*.....................     8,488,831
    196,000   Comverse Technology, Inc.*.....     5,211,640
    211,400   Crown Castle International
                Corp.*.......................     5,688,774
    132,762   Harris Corp. ..................     5,710,094
    164,000   NeuStar, Inc. -- Class A*......     5,000,360
    130,100   UNOVA, Inc.*(1)................     4,397,380
                                               ------------
                                                 40,097,121
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $228,723,496)..........   276,290,910
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 21.1%
$59,815,920   Securities Lending Collateral
                Investment (Note 4)
                (Cost $59,815,920)...........    59,815,920
                                               ------------
              TOTAL SECURITIES (Cost
                $288,539,416)................   336,106,830
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 3.4%
$ 9,643,935   With Investors Bank and Trust,
                dated 12/30/05,
                3.82%, due 01/03/06,
                repurchase proceeds at
                maturity $9,648,029
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                4.50%, due 07/01/33,
                with a value of $10,126,132)
                (Cost $9,643,935)............  $  9,643,935
                                               ------------
              Total Investments -- 122.2%
                (Cost $298,183,351)..........   345,750,765
              Liabilities less other
                assets -- (22.2)%............   (62,800,323)
                                               ------------
              NET ASSETS -- 100.0%...........  $282,950,442
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $298,462,040.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $48,835,587
    Gross unrealized depreciation...........   (1,546,862)
                                              -----------
    Net unrealized appreciation.............  $47,288,725
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 95.6%
              AEROSPACE AND DEFENSE -- 2.2%
    172,454   Moog, Inc. -- Class A*.........  $  4,894,245
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 4.8%
    211,500   Phillips-Van Heusen Corp. .....     6,852,600
    196,214   Stein Mart, Inc. ..............     3,561,284
                                               ------------
                                                 10,413,884
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 3.4%
    146,900   CSK Auto Corp.*................     2,215,252
    154,700   Winnebago Industries,
                Inc.(1)......................     5,148,416
                                               ------------
                                                  7,363,668
                                               ------------
              BANKS -- 5.9%
    171,100   BankUnited Financial
                Corp. -- Class A.............     4,546,127
    132,200   Digital Insight Corp.*.........     4,233,044
    168,073   Oriental Financial Group, Inc.
                (Puerto Rico)(1).............     2,077,382
     77,800   Sterling Financial Corp.
                (Spokane)....................     1,943,444
                                               ------------
                                                 12,799,997
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 4.7%
    138,600   Administaff, Inc. .............     5,828,130
    170,814   Kelly Services, Inc. -- Class
                A............................     4,478,743
                                               ------------
                                                 10,306,873
                                               ------------
              COLLECTIBLES -- 1.1%
    130,800   Sotheby's Holdings,
                Inc. -- Class A*.............     2,401,488
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 5.0%
     56,500   ANSYS, Inc.*...................     2,411,985
    186,000   Checkpoint Systems, Inc.*......     4,584,900
    115,500   Verint Systems, Inc.*..........     3,981,285
                                               ------------
                                                 10,978,170
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.4%
     35,000   Hovnanian Enterprises,
                Inc. -- Class A*.............     1,737,400
     21,300   Meritage Homes Corp.*..........     1,340,196
     57,000   Standard Pacific Corp. ........     2,097,600
                                               ------------
                                                  5,175,196
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.9%
     43,200   The Scotts Miracle-Gro
                Company -- Class A(1)........     1,954,368
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION -- 3.4%
    122,953   Watsco, Inc. ..................  $  7,353,819
                                               ------------
              EDUCATION -- 1.6%
     97,662   School Specialty, Inc.*(1).....     3,558,803
                                               ------------
              ELECTRONICS -- 2.0%
    288,500   Sonic Solutions*(1)............     4,359,235
                                               ------------
              FINANCIAL SERVICES -- 6.4%
    121,500   Accredited Home Lenders Holding
                Company*(1)..................     6,023,970
    102,500   Eaton Vance Corp. .............     2,804,400
     54,400   Jefferies Group, Inc.(1).......     2,446,912
     71,862   Raymond James Financial,
                Inc. ........................     2,707,042
                                               ------------
                                                 13,982,324
                                               ------------
              FOOD AND BEVERAGE -- 1.9%
    158,900   United Natural Foods, Inc.*....     4,194,960
                                               ------------
              INSURANCE -- 8.2%
     93,300   American Physicians Capital,
                Inc.*........................     4,272,207
    123,713   Delphi Financial Group,
                Inc. -- Class A..............     5,692,035
     17,900   Philadelphia Consolidated
                Holding Corp.*...............     1,730,751
     32,100   Protective Life Corp. .........     1,405,017
     37,600   The Commerce Group, Inc. ......     2,153,728
     69,400   United Fire & Casualty
                Company(1)...................     2,805,842
                                               ------------
                                                 18,059,580
                                               ------------
              INTERNET SERVICES -- 1.9%
    139,600   Digital River, Inc.*...........     4,151,704
                                               ------------
              LEISURE AND RECREATION -- 0.6%
     52,400   WMS Industries, Inc.*..........     1,314,716
                                               ------------
              MACHINERY -- 3.4%
     81,800   Bucyrus International,
                Inc. -- Class A(1)...........     4,310,860
     79,200   Joy Global, Inc. ..............     3,168,000
                                               ------------
                                                  7,478,860
                                               ------------
              MANUFACTURING -- 0.6%
     55,200   FLIR Systems, Inc.*(1).........     1,232,616
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 13.3%
    157,000   American Healthways,
                Inc.*(1).....................     7,104,249
     66,000   AMERIGROUP Corp.*..............     1,284,360
     42,700   Covance, Inc.*.................     2,073,085

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES (CONTINUED)
    141,700   Immucor, Inc.*.................  $  3,310,112
    138,900   Matria Healthcare, Inc.*.......     5,383,764
    181,400   Sunrise Senior Living,
                Inc.*(1).....................     6,114,994
    127,250   United Surgical Partners
                International, Inc.*.........     4,091,088
                                               ------------
                                                 29,361,652
                                               ------------
              OIL, COAL AND GAS -- 9.0%
     39,400   Cabot Oil & Gas Corp. .........     1,776,940
    239,000   Energy Partners, Ltd.*.........     5,207,810
     59,939   Headwaters, Inc.*(1)...........     2,124,238
     64,800   Oceaneering International,
                Inc.*........................     3,225,744
     59,100   ONEOK, Inc. ...................     1,573,833
     87,000   Swift Energy Company*..........     3,921,090
     39,900   The Houston Exploration
                Company*.....................     2,106,720
                                               ------------
                                                 19,936,375
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 2.8%
    101,500   Salix Pharmaceuticals, Ltd.*...     1,784,370
    147,100   Serologicals Corp.*(1).........     2,903,754
    160,400   VaxGen, Inc.*(1)...............     1,403,500
                                               ------------
                                                  6,091,624
                                               ------------
              PRINTING AND PUBLISHING -- 1.8%
    135,658   Scholastic Corp.*..............     3,867,610
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.2%
     47,687   Entertainment Properties
                Trust........................     1,943,245
     36,600   SL Green Realty Corp.(1).......     2,795,874
                                               ------------
                                                  4,739,119
                                               ------------
              RETAIL: RESTAURANTS -- 3.6%
     52,600   Brinker International,
                Inc.(1)......................     2,033,516
    124,200   CEC Entertainment, Inc.*.......     4,227,768
     53,200   Sonic Corp.*...................     1,569,400
                                               ------------
                                                  7,830,684
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.7%
    104,000   Tekelec*.......................     1,445,600
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              TOOLS -- 0.9%
     54,700   Snap-on, Inc.(1)...............  $  2,054,532
                                               ------------
              UTILITIES -- 0.9%
     82,400   PNM Resources, Inc. ...........     2,017,976
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $196,142,734)..........   209,319,678
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 25.2%
$55,066,408   Securities Lending Collateral
                Investment (Note 4) (Cost
                $55,066,408).................    55,066,408
                                               ------------
              TOTAL SECURITIES (Cost
                $251,209,142)................   264,386,086
                                               ------------
              REPURCHASE AGREEMENTS -- 4.8%
 10,432,642   With Investors Bank and Trust,
                dated 12/30/05, 3.82%, due
                01/03/06, repurchase proceeds
                at maturity $10,437,070
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                4.71%, due 08/01/34, with a
                value of $10,954,274) (Cost
                $10,432,642).................    10,432,642
                                               ------------
              Total Investments -- 125.6%
                (Cost $261,641,784)..........   274,818,728
              Liabilities less other
                assets -- (25.6)%............   (56,069,507)
                                               ------------
              NET ASSETS -- 100.0%...........  $218,749,221
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $261,681,862.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 24,012,585
    Gross unrealized depreciation..........   (10,875,719)
                                             ------------
    Net unrealized appreciation............  $ 13,136,866
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 97.5%
               ADVERTISING -- 0.4%
     111,300   ADVO, Inc. .................  $    3,136,434
      88,300   Catalina Marketing Corp. ...       2,238,405
      14,000   Ventiv Health, Inc.*........         330,680
                                             --------------
                                                  5,705,519
                                             --------------
               AEROSPACE AND DEFENSE -- 0.9%
      38,600   AAR Corp.*..................         924,470
       3,000   Alliant Techsystems,
                 Inc.*.....................         228,510
      37,900   Curtiss-Wright Corp. .......       2,069,340
      67,510   DRS Technologies, Inc. .....       3,471,364
      94,000   Innovative Solutions and
                 Support, Inc.*(1).........       1,201,320
     110,550   Moog, Inc. -- Class A*......       3,137,409
      39,700   Teledyne Technologies,
                 Inc.*.....................       1,155,270
                                             --------------
                                                 12,187,683
                                             --------------
               AGRICULTURE -- 0.0%
      14,800   UAP Holding Corp. ..........         302,216
                                             --------------
               AIRLINES -- 0.6%
     133,500   AirTran Holdings,
                 Inc.*(1)..................       2,140,005
     133,100   Continental Airlines,
                 Inc. -- Class B*(1).......       2,835,030
     174,200   ExpressJet Holdings,
                 Inc.*.....................       1,409,278
      71,100   Mesa Air Group, Inc.*(1)....         743,706
      13,500   Pinnacle Airlines Corp.*....          90,045
                                             --------------
                                                  7,218,064
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 3.7%
      16,900   Abercrombie & Fitch
                 Company -- Class A(1).....       1,101,542
     103,400   AnnTaylor Stores Corp.*.....       3,569,368
     153,170   Cache, Inc.*................       2,652,904
      26,100   Charming Shoppes, Inc. .....         344,520
       7,800   Columbia Sportswear
                 Company*(1)...............         372,294
      36,600   DSW, Inc. -- Class A*(1)....         959,652
      25,600   Genesco, Inc.*..............         993,024
      46,300   Guess?, Inc.*...............       1,648,280
      62,227   Jos A Bank Clothiers,
                 Inc.*(1)..................       2,701,274
     100,500   Payless ShoeSource, Inc.*...       2,522,550
     152,200   Phillips-Van Heusen
                 Corp. ....................       4,931,280
      47,600   Polo Ralph Lauren Corp. ....       2,672,264
     316,300   Quiksilver, Inc.*...........       4,377,592
      14,500   Skechers USA, Inc. -- Class
                 A*........................         222,140
     202,800   Stage Stores, Inc. .........       6,039,384
     252,400   Stein Mart, Inc. ...........       4,581,060
     167,650   The Cato Corp. -- Class A...       3,596,093
       9,300   The Children's Place Retail
                 Stores, Inc.*.............         459,606

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               APPAREL: MANUFACTURING AND RETAIL
                 (CONTINUED)
       4,200   The Dress Barn, Inc.*.......  $      162,162
       8,800   Too, Inc.*..................         248,248
      23,500   Urban Outfitters,
                 Inc.*(1)..................         594,785
     117,100   Wolverine World Wide,
                 Inc. .....................       2,630,066
                                             --------------
                                                 47,380,088
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 0.7%
      28,400   Aftermarket Technology
                 Corp.*....................         552,096
      13,800   Commercial Vehicle Group,
                 Inc.*.....................         259,164
     161,300   CSK Auto Corp.*.............       2,432,404
      67,000   Modine Manufacturing
                 Company...................       2,183,530
     190,600   Spartan Motors, Inc. .......       1,961,274
      55,000   Winnebago Industries,
                 Inc.(1)...................       1,830,400
                                             --------------
                                                  9,218,868
                                             --------------
               BANKS -- 5.2%
       4,900   1st Source Corp. ...........         123,235
      82,600   AMCORE Financial, Inc. .....       2,511,866
       6,800   Ameris Bancorp..............         134,912
     146,850   Astoria Financial Corp. ....       4,317,390
       7,800   BancFirst Corp. ............         616,200
      23,300   BancorpSouth, Inc. .........         514,231
      72,023   BankUnited Financial
                 Corp. -- Class A..........       1,913,651
      67,313   Boston Private Financial
                 Holdings, Inc. ...........       2,047,661
       4,700   Camden National Corp. ......         154,536
       9,000   Capital Crossing Bank*......         300,600
       8,200   Chittenden Corp. ...........         228,042
      13,300   City Holding Company........         478,135
      16,200   Columbia Banking System,
                 Inc. .....................         462,510
       2,700   Community Bancorp*..........          85,347
       8,000   Community Trust Bancorp,
                 Inc. .....................         246,000
      30,900   Corus Bankshares, Inc.(1)...       1,738,743
      13,100   Downey Financial Corp. .....         895,909
      41,700   East West Bancorp, Inc. ....       1,521,633
      12,200   Eurobancshares, Inc. (Puerto
                 Rico)*....................         172,874
       9,800   First Charter Corp. ........         231,868
       4,000   First Citizens Bancshares,
                 Inc. -- Class A...........         697,680
       2,900   First Community Bancorp.....         157,673
      45,600   First Financial Bancorp.....         798,912

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
      15,300   First Financial Bankshares,
                 Inc. .....................  $      536,418
       3,600   First Financial Holdings.
                 Inc. .....................         110,592
      19,100   First Indiana Corp. ........         656,658
      75,400   First Midwest Bancorp,
                 Inc. .....................       2,643,524
       4,100   First Place Financial
                 Corp. ....................          98,605
      10,050   First Republic Bank.........         371,951
      31,700   FirstFed Financial Corp.*...       1,728,284
       7,400   Flushing Financial Corp. ...         115,218
      82,900   Fremont General Corp.(1)....       1,925,767
      18,300   Frontier Financial Corp. ...         585,600
      17,200   Hancock Holding Company.....         650,332
       5,700   Harbor Florida Bancshares,
                 Inc. .....................         211,185
       4,000   Horizon Financial Corp. ....          87,360
       7,200   Independent Bank Corp.
                 (Massachusetts)...........         205,416
      10,290   Independent Bank Corp.
                 (Michigan)................         280,197
       3,900   Integra Bank Corp. .........          83,226
       5,100   International Bancshares
                 Corp. ....................         149,736
      31,300   Irwin Financial Corp. ......         670,446
       6,000   ITLA Capital Corp.*.........         293,100
       6,195   MainSource Financial Group,
                 Inc. .....................         110,581
      48,400   MB Financial, Inc. .........       1,713,360
      12,300   MBT Financial Corp. ........         199,260
      21,100   Mid-State Bancshares........         564,425
       5,300   NBC Capital Corp. ..........         126,087
     192,500   NewAlliance Bancshares,
                 Inc.(1)...................       2,798,950
       3,800   OceanFirst Financial
                 Corp. ....................          86,488
      11,900   Old Second Bancorp, Inc. ...         363,783
      54,800   Oriental Financial Group,
                 Inc. (Puerto Rico)(1).....         677,328
      58,700   Pacific Capital Bancorp.....       2,088,546
      13,350   PFF Bancorp, Inc. ..........         407,442
     111,290   PrivateBancorp, Inc. .......       3,958,585
      14,900   S&T Bancorp, Inc. ..........         548,618
       3,700   Sandy Spring Bancorp,
                 Inc. .....................         129,056
      16,200   Santander BanCorp (Puerto
                 Rico)(1)..................         406,944
       3,360   SCBT Financial Corp. .......         112,291
       5,800   Simmons First National
                 Corp. -- Class A..........         160,660
       6,125   Sterling Financial Corp.
                 (Pennsylvania)............         121,275
      92,900   Sterling Financial Corp.
                 (Spokane).................       2,320,642

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
       6,200   Suffolk Bancorp.............  $      209,374
      20,900   Susquehanna Bancshares,
                 Inc. .....................         494,912
     146,300   SVB Financial Group*(1).....       6,852,692
       6,900   SY Bancorp, Inc. ...........         172,638
       5,400   Taylor Capital Group,
                 Inc. .....................         218,160
      84,700   Texas Regional Bancshares,
                 Inc. -- Class A...........       2,397,010
      17,400   TierOne Corp. ..............         511,734
       8,600   TrustCo Bank Corp. NY.......         106,812
      19,600   Trustmark Corp. ............         538,412
       3,000   Uninvest Corp. of
                 Pennsylvania..............          72,810
       3,900   Union Bankshares Corp. .....         168,090
      25,800   United Bankshares, Inc. ....         909,192
      21,500   United Community Financial
                 Corp. ....................         253,915
       9,555   USB Holding Company,
                 Inc. .....................         206,961
       7,000   Washington Trust Bancorp,
                 Inc. .....................         183,260
      13,600   WesBanco, Inc. .............         413,576
       6,800   West Coast Bancorp..........         179,860
      60,200   Westamerica Bancorp.........       3,194,814
       2,900   Western Sierra Bancorp*.....         105,531
      20,100   Wintrust Financial Corp. ...       1,103,490
       8,300   WSFS Financial Corp. .......         508,375
                                             --------------
                                                 67,449,162
                                             --------------
               BROADCAST SERVICES/MEDIA -- 0.7%
      31,700   Citadel Broadcasting
                 Company...................         426,048
      34,300   CKX, Inc.*..................         445,900
      36,600   Emmis Communications
                 Corp. -- Class A*.........         728,706
      11,800   Gray Television, Inc. ......         115,876
     109,800   Pixar*......................       5,788,656
      98,800   Sinclair Broadcast Group,
                 Inc. -- Class A...........         908,960
      10,400   WPT Enterprises, Inc.*(1)...          61,776
                                             --------------
                                                  8,475,922
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 3.4%
     164,600   Administaff, Inc. ..........       6,921,429
      17,200   Ambassadors Group, Inc. ....         393,708
     107,128   Barrett Business Services,
                 Inc.*.....................       2,677,129
      88,100   CSG Systems International,
                 Inc.*.....................       1,966,392
     173,130   FirstService Corp.
                 (Canada)*.................       4,440,785
       5,100   Forrester Research, Inc.*...          95,625
     145,380   Global Payments, Inc. ......       6,776,161

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BUSINESS SERVICES AND SUPPLIES (CONTINUED)
      25,200   Huron Consulting Group,
                 Inc.*.....................  $      604,548
      63,300   John H Harland Company......       2,380,080
      35,180   Kelly Services,
                 Inc. -- Class A...........         922,420
      15,700   Labor Ready, Inc.*..........         326,874
     129,800   MAXIMUS, Inc. ..............       4,762,362
     238,720   Optimal Group, Inc. -- Class
                 A (Canada)*...............       4,836,467
      56,190   Portfolio Recovery
                 Associates, Inc.*(1)......       2,609,464
      20,800   Resources Connection,
                 Inc.*.....................         542,048
      26,600   Robert Half International,
                 Inc. .....................       1,007,874
       3,800   SOURCECORP, Inc.*...........          91,124
     113,500   Spherion Corp.*.............       1,136,135
       5,000   TALX Corp. .................         228,550
      85,300   TeleTech Holdings, Inc.*....       1,027,865
       3,000   The Corporate Executive
                 Board Company.............         269,100
      17,900   Vertrue, Inc.*(1)...........         632,407
                                             --------------
                                                 44,648,547
                                             --------------
               CHEMICALS -- 0.5%
     159,800   Compass Minerals
                 International, Inc. ......       3,921,492
      11,600   FMC Corp.*..................         616,772
       5,300   NewMarket Corp.*............         129,638
     105,300   Terra Industries, Inc.*.....         589,680
      65,000   The Valspar Corp. ..........       1,603,550
       5,000   Westlake Chemical Corp. ....         144,050
      10,900   WR Grace & Company*.........         102,460
                                             --------------
                                                  7,107,642
                                             --------------
               COLLECTIBLES -- 0.1%
      25,900   Escala Group, Inc.*(1)......         525,252
      15,600   Sotheby's Holdings, Inc. --
                 Class A*..................         286,416
                                             --------------
                                                    811,668
                                             --------------
               COMMERCIAL SERVICES -- 0.6%
       2,300   Pre-Paid Legal Services,
                 Inc.(1)...................          87,883
      71,020   Providence Service Corp.*...       2,044,666
      96,410   Steiner Leisure, Ltd.
                 (Bahama Islands)*.........       3,428,340
     142,880   TNS, Inc.*..................       2,740,438
                                             --------------
                                                  8,301,327
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 6.2%
      31,500   Advent Software, Inc.*......         910,665
      13,100   Ansoft Corp.*...............         446,055

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)
       2,600   ANSYS, Inc.*................  $      110,994
      38,100   Avid Technology, Inc.*......       2,086,356
      70,000   Black Box Corp. ............       3,316,600
      11,200   Blackbaud, Inc. ............         191,296
     176,070   Bottomline Technologies,
                 Inc.*.....................       1,940,291
     150,000   Checkpoint Systems, Inc.*...       3,697,500
     134,360   Concur Technologies,
                 Inc.*.....................       1,731,900
      29,200   Covansys Corp.*.............         397,412
      37,800   Electronics For Imaging,
                 Inc.*.....................       1,005,858
     217,750   Epicor Software Corp.*......       3,076,808
      20,200   Imation Corp. ..............         930,614
      53,100   Intergraph Corp.*(1)........       2,644,911
      22,800   InterVideo, Inc.*...........         240,540
      99,440   Itron, Inc.*................       3,981,578
      45,000   Jack Henry & Associates,
                 Inc. .....................         858,600
     111,800   Keane, Inc.*................       1,230,918
      80,900   Lawson Software, Inc.*(1)...         594,615
      38,300   Manhattan Associates,
                 Inc.*.....................         784,384
       5,400   ManTech International
                 Corp. -- Class A*.........         150,444
   1,197,900   Maxtor Corp.*...............       8,313,426
      17,500   Mercury Computer Systems,
                 Inc.*.....................         361,025
      73,754   Merge Technologies,
                 Inc.*(1)..................       1,846,800
      27,300   MicroStrategy, Inc. -- Class
                 A*(1).....................       2,258,802
      85,870   M-Systems Flash Disk
                 Pioneers, Ltd.
                 (Israel)*(1)..............       2,844,014
      27,000   MTS Systems Corp. ..........         935,280
     151,990   PDF Solutions, Inc.*........       2,469,838
      13,700   Phoenix Technologies,
                 Ltd.*.....................          85,762
       5,400   Progress Software Corp.*....         153,252
      67,700   Red Hat, Inc.*(1)...........       1,844,148
       5,000   Renaissance Learning,
                 Inc.(1)...................          94,550
      91,800   Retalix, Ltd.
                 (Israel)*(1)..............       2,245,428
       6,200   SERENA Software, Inc.*......         145,328
       4,500   SPSS, Inc.*.................         139,185
      54,600   Sybase, Inc.*...............       1,193,556
     117,600   Sykes Enterprises, Inc.*....       1,572,312
     188,600   Synopsys, Inc.*.............       3,783,316
     401,613   Synplicity, Inc.*...........       3,333,388
     148,500   The Reynolds and Reynolds
                 Company -- Class A........       4,168,395
     139,126   The Ultimate Software Group,
                 Inc.*.....................       2,653,133
     114,800   THQ, Inc.*(1)...............       2,737,980

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)
      35,300   Transaction Systems
                 Architects, Inc. -- Class
                 A*........................  $    1,016,287
      16,400   Tyler Technologies, Inc.*...         143,992
      92,300   Western Digital Corp.*......       1,717,703
      17,000   Wind River Systems, Inc.*...         251,090
     119,190   Witness Systems, Inc.*......       2,344,467
                                             --------------
                                                 78,980,796
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 4.0%
      93,700   Agilysys, Inc. .............       1,707,214
      20,400   Brookfield Homes Corp.(1)...       1,014,492
      48,720   Building Materials Holding
                 Corp.(1)..................       3,323,191
      18,700   Eagle Materials, Inc.(1)....       2,288,132
      45,200   Granite Construction,
                 Inc. .....................       1,623,132
     163,500   Hovnanian Enterprises,
                 Inc. -- Class A*..........       8,116,140
     148,000   Meritage Homes Corp.*.......       9,312,160
      10,200   Perini Corp.*...............         246,330
     148,300   Simpson Manufacturing
                 Company, Inc. ............       5,390,705
     137,700   Standard Pacific Corp. .....       5,067,360
      83,475   Technical Olympic USA,
                 Inc. .....................       1,760,488
      10,800   The Ryland Group, Inc. .....         779,004
     138,700   Trex Company, Inc.*(1)......       3,890,535
      42,600   USG Corp.*(1)...............       2,769,000
     141,500   WCI Communities, Inc.*......       3,799,275
      12,400   William Lyon Homes,
                 Inc.*(1)..................       1,251,160
                                             --------------
                                                 52,338,318
                                             --------------
               CONSUMER GOODS AND SERVICES -- 2.9%
      23,300   American Greetings Corp. --
                 Class A(1)................         511,901
      85,360   Central Garden & Pet
                 Company*..................       3,921,438
      40,900   Chattem, Inc.*..............       1,488,351
       5,900   CNS, Inc. ..................         129,269
     117,800   Helen Of Troy, Ltd.
                 (Bermuda)*(1).............       1,897,758
     152,000   Herbalife, Ltd. (Cayman
                 Islands)*.................       4,943,041
     112,395   Jarden Corp.*(1)............       3,388,709
     183,800   NBTY, Inc.*.................       2,986,750
      32,700   Playtex Products, Inc.*.....         447,009
     197,910   Rollins, Inc. ..............       3,900,806
     164,200   Tempur-Pedic International,
                 Inc.*(1)..................       1,888,300
      69,600   The Scotts Miracle-Gro
                 Company -- Class A(1).....       3,148,704

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               CONSUMER GOODS AND SERVICES (CONTINUED)
     158,900   The Yankee Candle Company,
                 Inc. .....................  $    4,067,840
      56,200   Vector Group, Ltd.(1).......       1,021,154
      81,700   Weight Watchers
                 International, Inc.*......       4,038,431
                                             --------------
                                                 37,779,461
                                             --------------
               CONTAINERS AND PACKAGING -- 0.1%
       2,900   Greif, Inc. -- Class A......         192,212
      45,800   Silgan Holdings, Inc. ......       1,654,296
                                             --------------
                                                  1,846,508
                                             --------------
               CORRECTIONAL FACILITIES -- 0.0%
      22,400   The Geo Group, Inc.*........         513,632
                                             --------------
               DISTRIBUTION -- 1.6%
      19,100   Handleman Company...........         237,222
     165,200   United Stationers, Inc.*....       8,012,200
      82,900   Universal Corp. ............       3,594,544
     115,200   Watsco, Inc. ...............       6,890,112
      49,500   WESCO International,
                 Inc.*.....................       2,115,135
                                             --------------
                                                 20,849,213
                                             --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 0.0%
      20,100   Resource America, Inc. --
                 Class A...................         342,705
                                             --------------
               EDUCATION -- 0.7%
      52,000   Education Management
                 Corp.*....................       1,742,520
       9,100   ITT Educational Services,
                 Inc.*.....................         537,901
      50,130   Laureate Education, Inc.*...       2,632,326
      76,500   School Specialty, Inc.*.....       2,787,661
      65,010   Universal Technical
                 Institute, Inc.*..........       2,011,409
                                             --------------
                                                  9,711,817
                                             --------------
               ELECTRONICS -- 2.0%
     126,520   Axsys Technologies, Inc.*...       2,271,034
     221,049   Belden CDT, Inc.(1).........       5,400,227
       4,900   Electro Scientific
                 Industries, Inc.*.........         118,335
     341,600   Flextronics International,
                 Ltd. (Singapore)*.........       3,566,304
     128,800   Nam Tai Electronics, Inc.
                 (Virgin Islands)(1).......       2,898,000
      54,100   Park Electrochemical
                 Corp. ....................       1,405,518
      35,800   Plexus Corp.*...............         814,092
     649,400   Sanmina-SCI Corp.*..........       2,766,444
     119,300   Sonic Solutions*(1).........       1,802,623
     304,380   SRS Labs, Inc.*.............       2,002,820

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               ELECTRONICS (CONTINUED)
       4,600   Superior Essex, Inc.*.......  $       92,736
      88,700   Technitrol, Inc. ...........       1,516,770
      45,200   Thomas & Betts Corp.*.......       1,896,592
                                             --------------
                                                 26,551,495
                                             --------------
               ENGINEERING -- 0.4%
       4,600   EMCOR Group, Inc.*..........         310,638
     125,300   URS Corp.*..................       4,712,533
                                             --------------
                                                  5,023,171
                                             --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.3%
     205,300   Allied Waste Industries,
                 Inc.*(1)..................       1,794,322
      36,700   Clean Harbors, Inc.*(1).....       1,057,327
      17,800   Metal Management, Inc. .....         414,028
                                             --------------
                                                  3,265,677
                                             --------------
               EQUIPMENT RENTAL AND LEASING -- 0.3%
     128,440   McGrath Rentcorp............       3,570,632
      23,400   Rent-Way, Inc.*.............         149,526
                                             --------------
                                                  3,720,158
                                             --------------
               FINANCIAL SERVICES -- 4.7%
     156,000   Accredited Home Lenders
                 Holding Company*(1).......       7,734,480
      15,000   Affiliated Managers Group,
                 Inc.*(1)..................       1,203,750
     229,900   AmeriCredit Corp.*..........       5,892,337
      78,500   Calamos Asset Management,
                 Inc. -- Class A...........       2,468,825
      96,000   CapitalSource, Inc.*(1).....       2,150,400
      32,800   CBOT Holdings, Inc. -- Class
                 A*(1).....................       3,075,328
     384,800   E*TRADE Financial Corp.*....       8,026,928
     163,500   Eaton Vance Corp. ..........       4,473,360
     113,100   Friedman, Billings, Ramsey
                 Group, Inc. -- Class
                 A(1)......................       1,119,690
      79,900   Investment Technology Group,
                 Inc.*.....................       2,831,656
     111,800   Jefferies Group, Inc.(1)....       5,028,764
     165,200   Knight Capital Group,
                 Inc. -- Class A*..........       1,633,828
     142,900   Lazard, Ltd. -- Class A
                 (Bermuda)(1)..............       4,558,510
       3,200   Nelnet, Inc. -- Class
                 A*(1).....................         130,176
      16,100   Nuveen Investments -- Class
                 A(1)......................         686,182
      19,600   Piper Jaffray Companies,
                 Inc.*.....................         791,840
     110,400   Raymond James Financial,
                 Inc. .....................       4,158,768

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      42,100   SEI Investments Company.....  $    1,557,700
      18,400   The Student Loan Corp. .....       3,849,832
      16,100   W Holding Company, Inc.
                 (Puerto Rico).............         132,503
                                             --------------
                                                 61,504,857
                                             --------------
               FOOD AND BEVERAGE -- 0.4%
      30,400   Boston Beer Company, Inc. --
                 Class A*..................         760,000
      56,300   Chiquita Brands
                 International, Inc.(1)....       1,126,563
      57,200   Gold Kist, Inc.*............         855,140
     105,300   John B Sanfilippo & Son,
                 Inc.*.....................       1,361,529
      40,900   Nash Finch Company(1).......       1,042,132
      11,200   Premium Standard Farms,
                 Inc. .....................         167,552
                                             --------------
                                                  5,312,916
                                             --------------
               FUNERAL SERVICES -- 0.1%
      66,500   Alderwoods Group, Inc.*.....       1,055,355
                                             --------------
               INSURANCE -- 4.3%
       7,300   American Physicians Capital,
                 Inc.*.....................         334,267
     299,984   Amerisafe, Inc.*............       3,023,839
     218,700   Assured Guaranty, Ltd.
                 (Bermuda).................       5,552,793
     147,400   Delphi Financial Group,
                 Inc. -- Class A...........       6,781,874
       6,300   FPIC Insurance Group,
                 Inc.*.....................         218,610
      12,200   Infinity Property & Casualty
                 Corp. ....................         453,962
      54,900   IPC Holdings, Ltd.
                 (Bermuda).................       1,503,162
      48,300   LandAmerica Financial Group,
                 Inc.(1)...................       3,013,920
       9,700   Penn Treaty American
                 Corp.*....................          97,388
      79,600   Philadelphia Consolidated
                 Holding Corp.*............       7,696,524
     143,700   Platinum Underwriters
                 Holdings, Ltd.
                 (Bermuda).................       4,464,759
       7,500   Presidential Life Corp. ....         142,800
      40,500   Protective Life Corp. ......       1,772,685
     114,200   Reinsurance Group of
                 America, Inc.(1)..........       5,454,192
       5,400   Safety Insurance Group,
                 Inc. .....................         217,998
      19,600   Stewart Information Services
                 Corp. ....................         953,932
      61,100   The Commerce Group, Inc. ...       3,499,808
      51,300   The Navigators Group,
                 Inc.*.....................       2,237,193

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
      77,091   Tower Group, Inc. ..........  $    1,694,460
       8,600   UICI........................         305,386
     102,000   United Fire & Casualty
                 Company(1)................       4,123,860
     130,000   Universal American Financial
                 Corp.*....................       1,960,400
                                             --------------
                                                 55,503,812
                                             --------------
               INTERNET SERVICES -- 5.5%
     143,400   aQuantive, Inc.*(1).........       3,619,416
      88,860   Avocent Corp.*..............       2,416,103
       8,200   Blue Nile, Inc.*(1).........         330,542
      46,900   CheckFree Corp.*............       2,152,710
     139,580   CNET Networks, Inc.*(1).....       2,050,430
      24,600   Ctrip.com International,
                 Ltd. (ADR) (Cayman
                 Islands)..................       1,420,650
     431,450   CyberSource Corp.*..........       2,847,570
     259,825   Digitas, Inc.*..............       3,253,009
     225,300   EarthLink, Inc.*............       2,503,083
     110,179   Equinix, Inc.*(1)...........       4,490,896
      67,900   eResearch Technology,
                 Inc.*(1)..................       1,025,290
     104,500   GSI Commerce, Inc.*(1)......       1,576,905
      60,500   InfoSpace, Inc.*............       1,562,110
     111,400   Internet Security Systems,
                 Inc.*.....................       2,333,830
     105,670   j2 Global Communications,
                 Inc.*(1)..................       4,516,335
     224,620   Keynote Systems, Inc.*......       2,886,367
      52,149   Marchex, Inc. -- Class
                 B*(1).....................       1,172,831
      43,300   Monster Worldwide,
                 Inc.*(1)..................       1,767,506
      64,600   Netflix, Inc.*(1)...........       1,748,076
      45,600   NETGEAR, Inc.*(1)...........         877,800
      42,200   Nutri/System, Inc.*(1)......       1,520,044
     289,910   Online Resources Corp.*.....       3,203,506
     200,230   Openwave Systems,
                 Inc.*(1)..................       3,498,018
      17,300   Priceline.com, Inc.*(1).....         386,136
     162,220   RADVision, Ltd. (Israel)*...       2,690,046
      85,860   RightNow Technologies,
                 Inc.*.....................       1,584,976
      96,997   SafeNet, Inc.*(1)...........       3,125,243
     151,300   SonicWALL, Inc.*............       1,198,296
      14,600   Stamps.com, Inc.*...........         335,216
     100,000   The TriZetto Group,
                 Inc.*(1)..................       1,699,000
     126,100   United Online, Inc. ........       1,793,142
     113,950   ValueClick, Inc.*(1)........       2,063,635
      18,500   webMethods, Inc.*...........         142,635
      24,100   Websense, Inc.*.............       1,581,924
     133,200   WebSideStory, Inc.*.........       2,414,916
                                             --------------
                                                 71,788,192
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               LEISURE AND RECREATION -- 1.3%
     289,580   Century Casinos, Inc.*......  $    2,490,388
      61,200   Choice Hotels International,
                 Inc. .....................       2,555,712
      25,800   Four Seasons Hotels, Inc.
                 (Canada)(1)...............       1,283,550
     224,300   Interstate Hotels & Resorts,
                 Inc.*.....................         980,191
     283,820   Mikohn Gaming Corp.*........       2,801,303
      42,600   Monarch Casino & Resort,
                 Inc.*.....................         962,760
     178,560   Scientific Games Corp. --
                 Class A*..................       4,871,117
      24,200   Shuffle Master, Inc.*(1)....         608,388
      52,500   Sunterra Corp.*.............         746,550
                                             --------------
                                                 17,299,959
                                             --------------
               MACHINERY -- 1.5%
      56,000   Albany International
                 Corp. -- Class A..........       2,024,960
      49,700   Applied Industrial
                 Technologies, Inc. .......       1,674,393
      70,700   Bucyrus International,
                 Inc. -- Class A...........       3,725,890
       8,700   Columbus McKinnon Corp.*....         191,226
      50,200   Flow International
                 Corp.*(1).................         422,684
      19,500   Gardner Denver, Inc.*.......         961,350
     132,000   Joy Global, Inc. ...........       5,280,000
      74,300   Kadant, Inc.*...............       1,374,550
      13,000   Middleby Corp.*(1)..........       1,124,500
      13,600   Terex Corp.*................         807,840
      67,200   The Timken Company..........       2,151,744
                                             --------------
                                                 19,739,137
                                             --------------
               MANUFACTURING -- 2.6%
     199,100   Acuity Brands, Inc. ........       6,331,380
      39,200   AO Smith Corp. .............       1,375,920
      51,500   AptarGroup, Inc. ...........       2,688,300
     101,900   Carlisle Companies,
                 Inc.(1)...................       7,046,385
      16,300   CIRCOR International,
                 Inc. .....................         418,258
      37,700   Coherent, Inc.*.............       1,118,936
     146,250   Deswell Industries, Inc.
                 (Virgin Islands)..........       1,573,650
       3,400   EnPro Industries, Inc.*.....          91,630
     256,600   FLIR Systems, Inc.*(1)......       5,729,878
       6,300   Freightcar America, Inc. ...         302,904
      45,200   Harsco Corp. ...............       3,051,452
      34,100   Kaydon Corp. ...............       1,095,974

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MANUFACTURING (CONTINUED)
       8,800   LSI Industries, Inc. .......  $      137,808
      67,100   Matthews International
                 Corp. -- Class A..........       2,443,111
       9,200   Steinway Musical
                 Instruments, Inc.*........         234,692
                                             --------------
                                                 33,640,278
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 8.7%
      83,240   Adeza Biomedical Corp.*.....       1,752,202
      48,710   Amedisys, Inc.*(1)..........       2,057,510
     109,500   American Healthways,
                 Inc.*(1)..................       4,954,875
       5,200   American Medical Systems
                 Holdings, Inc.*(1)........          92,716
     243,400   AMERIGROUP Corp.*...........       4,736,564
     224,620   AMN Healthcare Services,
                 Inc.*.....................       4,442,984
     107,100   AmSurg Corp.*...............       2,448,306
      37,896   AngioDynamics, Inc.*........         967,485
      32,600   Beckman Coulter, Inc. ......       1,854,940
       9,200   Cantel Medical Corp.*.......         165,048
      87,000   CorVel Corp.*...............       1,652,130
     110,300   Covance, Inc.*..............       5,355,065
      69,800   Diagnostic Products
                 Corp. ....................       3,388,790
      22,000   DJ Orthopedics, Inc.*.......         606,760
     437,510   Encore Medical Corp.*.......       2,165,675
     413,650   Five Star Quality Care,
                 Inc.*.....................       3,255,426
      65,100   Haemonetics Corp.*..........       3,180,786
     248,890   Health Grades, Inc.*........       1,560,540
     120,800   ICON PLC (ADR) (Ireland)*...       4,969,712
      12,200   ICU Medical, Inc.*..........         478,362
     172,420   I-Flow Corp.*(1)............       2,520,780
     121,160   Illumina, Inc.*.............       1,708,356
      98,590   Immucor, Inc.*..............       2,303,062
      71,940   Intermagnetics General
                 Corp.*(1).................       2,294,886
      13,200   Intuitive Surgical, Inc.*...       1,547,964
      34,760   LCA-Vision, Inc. ...........       1,651,448
       7,900   Lifecore Biomedical,
                 Inc.*.....................         128,217
      88,770   Lifeline Systems, Inc.*.....       3,245,431
      28,200   Luminex Corp.*..............         327,684
       7,200   Magellan Health Services,
                 Inc.*.....................         226,440
      73,110   Matria Healthcare, Inc.*....       2,833,744
      62,500   Matrixx Initiatives,
                 Inc.*(1)..................       1,309,375
       7,700   MedCath Corp.*..............         142,835
       1,900   Mentor Corp.(1).............          87,552
      11,100   Meridian Bioscience,
                 Inc. .....................         223,554

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)
      13,900   Natus Medical, Inc.*........  $      224,346
      39,400   Neurometrix, Inc.*..........       1,074,832
     107,170   NuVasive, Inc.*(1)..........       1,939,777
      10,500   Odyssey HealthCare, Inc.*...         195,720
     144,900   OraSure Technologies,
                 Inc.*.....................       1,278,018
     501,570   Orthovita, Inc.*............       1,946,092
       5,300   Pediatrix Medical Group,
                 Inc.*.....................         469,421
       5,700   Per-Se Technologies,
                 Inc.*.....................         133,152
     103,401   PolyMedica Corp.(1).........       3,460,831
      39,700   PSS World Medical, Inc.*....         589,148
       1,700   Quality Systems, Inc.*......         130,492
      11,600   Sierra Health Services,
                 Inc.*.....................         927,536
       4,000   Somanetics Corp.*...........         128,000
      64,780   SonoSite, Inc.*(1)..........       2,267,948
     122,600   Sunrise Senior Living,
                 Inc.*(1)..................       4,132,846
      43,700   SurModics, Inc.*(1).........       1,616,463
      49,140   Syneron Medical, Ltd.
                 (Israel)*(1)..............       1,560,195
      49,800   Techne Corp.*...............       2,796,270
     109,600   The Cooper Companies,
                 Inc. .....................       5,622,480
     214,070   The Spectranetics Corp.*....       2,408,288
     100,800   Thoratec Corp.*.............       2,085,552
      18,700   Triad Hospitals, Inc.*......         733,601
      65,300   Universal Health Services,
                 Inc. -- Class B(1)........       3,052,122
       4,500   US Physical Therapy,
                 Inc.*.....................          83,115
      26,300   Varian Medical Systems,
                 Inc.*(1)..................       1,323,942
       5,500   Vital Signs, Inc. ..........         235,510
                                             --------------
                                                111,052,901
                                             --------------
               METALS AND MINING -- 1.5%
      51,500   Aber Diamond Corp.
                 (Canada)(1)...............       1,896,745
      70,300   Commercial Metals Company...       2,639,062
     107,200   Mueller Industries, Inc. ...       2,939,424
     305,700   Novelis, Inc. (Canada)(1)...       6,386,073
      48,800   NS Group, Inc.*.............       2,040,328
      34,700   Reliance Steel & Aluminum
                 Company...................       2,120,864
      17,000   Titanium Metals Corp.*(1)...       1,075,420
     175,200   Wolverine Tube, Inc.*.......         886,512
                                             --------------
                                                 19,984,428
                                             --------------
               OFFICE EQUIPMENT -- 0.3%
     115,800   Herman Miller, Inc. ........       3,264,402
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               OIL AND GAS: EQUIPMENT -- 0.9%
      32,290   Hydril Company*.............  $    2,021,354
      24,300   Lone Star Technologies,
                 Inc.*.....................       1,255,338
      78,440   Maverick Tube Corp.*(1).....       3,126,619
      82,730   Oil States International,
                 Inc.*(1)..................       2,620,886
     138,580   Superior Energy Services,
                 Inc.*.....................       2,917,109
                                             --------------
                                                 11,941,306
                                             --------------
               OIL, COAL AND GAS -- 5.7%
      14,100   Berry Petroleum Company --
                 Class A...................         806,520
     215,850   Cabot Oil & Gas Corp. ......       9,734,835
      59,600   Cal Dive International,
                 Inc.*(1)..................       2,139,044
      13,800   Callon Petroleum Company*...         243,570
      16,100   Clayton Williams Energy,
                 Inc.*.....................         672,014
     154,450   Encore Acquisition
                 Company*..................       4,948,578
     260,900   Energy Partners, Ltd.*......       5,685,011
      14,900   Foundation Coal Holdings,
                 Inc. .....................         566,200
      57,300   Frontier Oil Corp. .........       2,150,469
     161,600   Global Industries, Ltd.*....       1,834,160
     353,440   Grey Wolf, Inc.*............       2,732,091
     154,000   Harvest Natural Resources,
                 Inc.*(1)..................       1,367,520
      93,400   Headwaters, Inc.*(1)........       3,310,096
      88,300   Oceaneering International,
                 Inc.*.....................       4,395,574
      95,100   ONEOK, Inc. ................       2,532,513
     183,700   Parker Drilling Company*....       1,989,471
     106,180   Patterson-UTI Energy,
                 Inc. .....................       3,498,631
       3,100   Petroleum Development
                 Corp.*....................         103,354
      34,500   Remington Oil & Gas
                 Corp.*....................       1,259,250
      57,500   St Mary Land & Exploration
                 Company(1)................       2,116,575
     135,800   Swift Energy Company*.......       6,120,506
      74,600   The Houston Exploration
                 Company*..................       3,938,880
      23,900   Ultra Petroleum Corp.
                 (Canada)*.................       1,333,620
      50,250   Unit Corp.*.................       2,765,258
     154,800   Whiting Petroleum Corp.*....       6,192,000
                                             --------------
                                                 72,435,740
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.0%
      10,100   Longview Fibre Company......         210,181
      19,200   Rock-Tenn Company -- Class
                 A.........................         262,080
                                             --------------
                                                    472,261
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 5.3%
     238,300   Abgenix, Inc.*(1)...........  $    5,125,833
      14,700   Adams Respiratory
                 Therapeutics, Inc.*.......         597,702
      27,000   Affymetrix, Inc.*...........       1,289,250
     105,800   Albany Molecular Research,
                 Inc.*.....................       1,285,470
     106,700   Alpharma, Inc. -- Class A...       3,042,017
      34,900   Andrx Corp.*................         574,803
      96,429   AtheroGenics, Inc.*(1)......       1,929,544
      46,700   Barr Pharmaceuticals,
                 Inc.*.....................       2,908,943
      15,000   Bentley Pharmaceuticals,
                 Inc.*.....................         246,150
     151,700   Cephalon, Inc.*(1)..........       9,821,057
     163,700   Cubist Pharmaceuticals,
                 Inc.*.....................       3,478,625
      24,300   deCODE genetics, Inc.*(1)...         200,718
     363,300   Dendreon Corp.*(1)..........       1,969,086
     215,700   DepoMed, Inc.*(1)...........       1,294,200
      86,100   Endo Pharmaceuticals
                 Holdings, Inc.*...........       2,605,386
      20,799   Enzo Biochem, Inc.*(1)......         258,324
     143,600   Enzon Pharmaceuticals,
                 Inc.*.....................       1,062,640
     211,230   First Horizon Pharmaceutical
                 Corp.*(1).................       3,643,718
      51,400   InterMune, Inc.*(1).........         863,520
      27,700   LifeCell Corp.*.............         528,239
     287,500   Medarex, Inc.*(1)...........       3,981,875
      10,400   Millipore Corp.*............         686,816
      23,700   Neurocrine Biosciences,
                 Inc.*.....................       1,486,701
       9,300   Nutraceutical International
                 Corp.*....................         126,015
     125,336   Pharmaceutical Product
                 Development, Inc. ........       7,764,565
      18,400   POZEN, Inc.*................         176,456
      39,900   Regeneron Pharmaceuticals,
                 Inc.*.....................         636,405
     137,040   Salix Pharmaceuticals,
                 Ltd.*(1)..................       2,409,163
      86,700   Serologicals Corp.*(1)......       1,711,458

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS/RESEARCH AND DEVELOPMENT
                 (CONTINUED)
      91,700   Trimeris, Inc.*(1)..........  $    1,053,633
      35,000   United Therapeutics
                 Corp.*....................       2,419,200
     183,610   ViroPharma, Inc.*(1)........       3,405,966
                                             --------------
                                                 68,583,478
                                             --------------
               PRINTING AND PUBLISHING -- 0.7%
     232,400   Bowne & Company, Inc. ......       3,448,816
     102,500   Scholastic Corp.*...........       2,922,275
     103,200   Valassis Communications,
                 Inc.*.....................       3,000,024
                                             --------------
                                                  9,371,115
                                             --------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 0.1%
      29,800   Getty Realty Corp. .........         783,442
      27,300   Trammell Crow Company*......         700,245
                                             --------------
                                                  1,483,687
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 4.2%
     175,900   Acadia Realty Trust.........       3,526,795
      45,000   Arbor Realty Trust, Inc. ...       1,166,400
      18,300   Associated Estates Realty
                 Corp. ....................         165,432
      18,100   Boykin Lodging Company*.....         221,182
      17,500   Capital Trust, Inc. -- Class
                 A.........................         512,400
       3,200   CentraCore Properties
                 Trust.....................          85,984
      12,100   Commercial Net Lease
                 Realty....................         246,477
      89,500   Cousins Properties, Inc. ...       2,532,850
       5,200   Digital Realty Trust,
                 Inc. .....................         117,676
      57,000   Entertainment Properties
                 Trust.....................       2,322,750
     127,700   Equity Inns, Inc. ..........       1,730,335
      69,500   Equity One, Inc. ...........       1,606,840
     113,600   FelCor Lodging Trust,
                 Inc. .....................       1,955,056
       8,600   Global Signal, Inc. ........         371,176
      32,200   Gramercy Capital Corp. .....         733,516
      57,900   Heritage Property Investment
                 Trust.....................       1,933,860
      37,300   Innkeepers USA Trust........         596,800
      31,700   Jer Investors Trust,
                 Inc. .....................         537,315
     157,890   KKR Financial Corp. ........       3,787,781
      80,700   LaSalle Hotel Properties....       2,963,304
      59,500   LTC Properties, Inc. .......       1,251,285
      85,600   Maguire Properties, Inc. ...       2,645,040
     197,600   MeriStar Hospitality
                 Corp.*....................       1,857,440
      30,100   Mid-America Apartment
                 Communities, Inc. ........       1,459,850
      11,400   National Health Realty,
                 Inc. .....................         295,944
      12,500   NorthStar Realty Finance
                 Corp. ....................         127,375
     124,300   OMEGA Healthcare Investors,
                 Inc. .....................       1,564,937

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
      44,900   PS Business Parks, Inc. ....  $    2,209,080
      76,500   RAIT Investment Trust.......       1,982,880
     167,300   Realty Income Corp. ........       3,617,026
       6,600   Saul Centers, Inc. .........         238,260
      46,200   SL Green Realty Corp.(1)....       3,529,218
      11,500   Sovran Self Storage(1)......         540,155
      16,700   Sunstone Hotel Investors,
                 Inc. .....................         443,719
      36,100   Taubman Centers, Inc. ......       1,254,475
     201,200   U-Store-It Trust............       4,235,260
                                             --------------
                                                 54,365,873
                                             --------------
               REGISTERED INVESTMENT COMPANIES -- 0.0%
       4,900   Apollo Investment Corp. ....          87,857
                                             --------------
               RETAIL -- 1.0%
     148,300   Casey's General Stores,
                 Inc. .....................       3,677,840
      40,600   Circuit City Stores,
                 Inc. .....................         917,154
      41,800   Longs Drug Stores Corp. ....       1,521,102
      31,500   Pantry, Inc.*...............       1,480,185
       6,100   Sonic Automotive, Inc. .....         135,908
      49,900   Trans World Entertainment
                 Corp.*....................         284,430
      57,500   Williams-Sonoma, Inc.*......       2,481,125
      91,600   Zale Corp.*.................       2,303,740
                                             --------------
                                                 12,801,484
                                             --------------
               RETAIL: RESTAURANTS -- 1.7%
      84,700   Brinker International,
                 Inc.(1)...................       3,274,502
     112,050   CEC Entertainment, Inc.*....       3,814,182
      56,800   CKE Restaurants, Inc. ......         767,368
     144,038   Cosi, Inc.*.................       1,195,515
      60,700   Domino's Pizza, Inc. .......       1,468,940
      24,700   Jack in the Box, Inc.*......         862,771
      34,500   Lone Star Steakhouse &
                 Saloon, Inc. .............         819,030
      21,800   Panera Bread Company --
                 Class A*(1)...............       1,431,824
      35,100   Papa John's International,
                 Inc.*.....................       2,081,781
     148,500   Ruby Tuesday, Inc.(1).......       3,844,665
      85,800   Sonic Corp.*................       2,531,100
                                             --------------
                                                 22,091,678
                                             --------------
               RETAIL: SUPERMARKETS -- 0.0%
      12,100   Pathmark Stores, Inc.*......         120,879
      14,600   Spartan Stores, Inc.*.......         152,132
                                             --------------
                                                    273,011
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.9%
      53,800   Cymer, Inc.*................  $    1,910,438
     114,200   FEI Company*(1).............       2,189,214
     188,960   Hexcel Corp.*...............       3,410,728
      67,800   Varian, Inc.*...............       2,697,762
      11,400   Woodward Governor Company...         980,514
                                             --------------
                                                 11,188,656
                                             --------------
               SEMICONDUCTORS -- 4.7%
     156,790   Advanced Analogic
                 Technologies, Inc.*.......       2,171,542
      50,240   Agere Systems, Inc.*........         648,096
     387,700   Altera Corp.*...............       7,184,080
     234,100   AMIS Holdings, Inc.*........       2,493,165
     320,200   Brooks Automation, Inc.*....       4,012,106
      99,100   Cirrus Logic, Inc.*.........         661,988
      13,500   Cohu, Inc. .................         308,745
     198,100   Cree, Inc.*(1)..............       5,000,044
      95,000   Emulex Corp.*...............       1,880,050
       9,300   Fairchild Semiconductor
                 International, Inc.*......         157,263
     194,900   Genesis Microchip,
                 Inc.*(1)..................       3,525,741
     102,800   Intersil Corp. -- Class A...       2,557,664
      22,400   Kopin Corp.*................         119,840
     176,900   Kulicke and Soffa
                 Industries, Inc.*.........       1,563,796
     329,000   Lattice Semiconductor
                 Corp.*....................       1,421,280
     143,900   Micrel, Inc.*...............       1,669,240
     170,260   Microsemi Corp.*............       4,709,392
      19,400   MKS Instruments, Inc.*......         347,066
      56,600   Netlogic Microsystems,
                 Inc.*(1)..................       1,541,784
      88,400   Novellus Systems, Inc.*.....       2,132,208
     201,640   O2Micro International, Ltd.
                 (ADR) (Cayman Islands)*...       2,052,695
      89,200   OmniVision Technologies,
                 Inc.*(1)..................       1,780,432
     160,900   Pixelworks, Inc.*...........         817,372
      60,200   PortalPlayer, Inc.*(1)......       1,704,864
      15,900   SiRF Technology Holdings,
                 Inc.*.....................         473,820
      21,100   Supertex, Inc.*.............         933,675
     324,600   Teradyne, Inc.*.............       4,729,422
     131,430   Ultratech, Inc.*............       2,158,081
     140,980   Volterra Semiconductor
                 Corp.*(1).................       2,114,700
                                             --------------
                                                 60,870,151
                                             --------------
               SPORTING GOODS AND EQUIPMENT -- 0.2%
      80,150   Hibbett Sporting Goods,
                 Inc.*.....................       2,282,672
      49,000   The Nautilus Group, Inc. ...         914,340
                                             --------------
                                                  3,197,012
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 2.8%
      27,500   ADTRAN, Inc. ...............  $      817,850
     136,500   American Tower Corp. --
                 Class A*..................       3,699,150
      18,100   Anaren, Inc.*...............         282,903
     638,100   Avaya, Inc.*................       6,808,527
      91,500   Brightpoint, Inc.*..........       2,537,295
       6,400   Centennial Communications
                 Corp.*....................          99,328
      21,700   Commonwealth Telephone
                 Enterprises, Inc. ........         732,809
      97,700   CommScope, Inc.*(1).........       1,966,701
      16,100   CT Communications, Inc. ....         195,454
      27,600   Digi International, Inc.*...         289,524
      28,100   Dobson Communications
                 Corp. -- Class A*.........         210,750
       8,100   Intrado, Inc.*..............         186,462
      10,100   Iowa Telecommunications
                 Services, Inc. ...........         156,449
      11,000   Newport Corp.*..............         148,940
      10,700   North Pittsburgh Systems,
                 Inc. .....................         201,909
      94,900   Plantronics, Inc. ..........       2,685,670
     549,100   Polycom, Inc.*..............       8,401,230
     692,000   RF Micro Devices, Inc.*.....       3,743,720
      10,900   Syniverse Holdings, Inc.*...         227,810
      88,900   TALK America Holdings,
                 Inc.*(1)..................         767,207
     152,000   UbiquiTel, Inc.*............       1,503,280
       9,300   USA Mobility, Inc.*.........         257,796
                                             --------------
                                                 35,920,764
                                             --------------
               TOOLS -- 0.3%
      88,900   Snap-on, Inc.(1)............       3,339,084
                                             --------------
               TOYS -- 0.1%
      63,800   JAKKS Pacific, Inc.*(1).....       1,335,972
                                             --------------
               TRANSPORTATION -- 1.2%
     101,540   American Commercial Lines,
                 Inc.*.....................       3,075,647
     142,450   Genesee & Wyoming, Inc. --
                 Class A*..................       5,348,997
       2,700   Hub Group, Inc. -- Class
                 A*........................          95,445
     107,905   Old Dominion Freight Line,
                 Inc.*.....................       2,911,277

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TRANSPORTATION (CONTINUED)
      10,700   Swift Transportation
                 Company, Inc.*............  $      217,210
     159,860   Vitran Corp., Inc. -- Class
                 A (Canada)*...............       3,149,242
      49,000   Werner Enterprises, Inc. ...         965,300
                                             --------------
                                                 15,763,118
                                             --------------
               UTILITIES -- 1.5%
      94,500   Atmos Energy Corp. .........       2,472,120
      18,600   Avista Corp. ...............         329,406
      13,300   Cascade Natural Gas
                 Corp. ....................         259,483
      13,200   Cleco Corp. ................         275,220
      58,700   New Jersey Resources
                 Corp. ....................       2,458,943
      61,000   Nicor, Inc.(1)..............       2,397,910
     222,300   PNM Resources, Inc. ........       5,444,127
      32,300   Sierra Pacific Resources*...         421,192
      86,800   Westar Energy, Inc. ........       1,866,200
     118,500   WGL Holdings, Inc. .........       3,562,110
                                             --------------
                                                 19,486,711
                                             --------------
               TOTAL COMMON STOCKS (Cost
                 $1,105,725,232)...........   1,264,884,852
                                             --------------
 PRINCIPAL
 ---------
               SHORT TERM US TREASURY SECURITIES -- 0.1%
$    750,000   US Treasury Bill,
                 3.83%, 03/16/06(e) (Cost
                 $744,016).................         744,016
                                             --------------
               SECURITIES LENDING COLLATERAL -- 20.0%
 259,405,644   Securities Lending
                 Collateral Investment
                 (Note 4) (Cost
                 $259,405,644).............     259,405,644
                                             --------------
               TOTAL SECURITIES (Cost
                 $1,365,874,892)...........   1,525,034,512
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               REPURCHASE AGREEMENTS -- 2.9%
$ 37,835,074   With Investors Bank and
                 Trust, dated 12/30/05,
                 3.82%, due 01/03/06,
                 repurchase proceeds at
                 maturity $37,851,133
                 (Collateralized by various
                 Fannie Mae Adjustable Rate
                 Mortgages, 4.30% -- 4.67%,
                 due 07/01/18 -- 01/01/34,
                 with a total value of
                 $27,408,399, and various
                 Small Business
                 Administrations, 6.63% --
                 7.13%, due 11/25/21 --
                 11/25/27, with a total
                 value of $12,318,428)
                 (Cost $37,835,074)........  $   37,835,074
                                             --------------
               Total Investments -- 120.5%
                 (Cost $1,403,709,966).....   1,562,869,586
               Liabilities less other
                 assets -- (20.5)%.........    (266,197,677)
                                             --------------
               NET ASSETS -- 100.0%........  $1,296,671,909
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $1,407,364,826.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $199,490,679
    Gross unrealized depreciation..........   (43,985,919)
                                             ------------
    Net unrealized appreciation............  $155,504,760
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS -- 96.2%
             ADVERTISING -- 0.6%
    31,400   Ventiv Health, Inc.*............  $    741,668
                                               ------------
             AEROSPACE AND DEFENSE -- 0.8%
    16,400   ARGON ST, Inc.*.................       508,072
    15,200   Esterline Technologies Corp.*...       565,288
                                               ------------
                                                  1,073,360
                                               ------------
             AIRLINES -- 0.5%
    44,000   AirTran Holdings, Inc.*.........       705,320
                                               ------------
             APPAREL: MANUFACTURING AND RETAIL -- 7.4%
    21,772   Cache, Inc.*....................       377,091
    14,300   Carter's, Inc.*.................       841,555
    23,700   Coldwater Creek, Inc.*..........       723,561
    22,100   Genesco, Inc.*..................       857,259
    25,000   Jos A Bank Clothiers, Inc.*.....     1,085,250
    19,400   K-Swiss, Inc. -- Class A........       629,336
    25,000   Phillips-Van Heusen Corp. ......       810,000
    17,400   Steven Madden, Ltd.*............       508,602
     8,800   The Cato Corp. -- Class A.......       188,760
    22,500   The Dress Barn, Inc.*...........       868,725
    38,500   The Stride Rite Corp. ..........       522,060
    28,100   The Warnaco Group, Inc.*........       750,832
    31,700   Too, Inc.*......................       894,257
    34,100   Wolverine World Wide, Inc. .....       765,886
                                               ------------
                                                  9,823,174
                                               ------------
             AUTOMOBILE: RETAIL -- 0.6%
    36,700   Copart, Inc.*...................       846,302
                                               ------------
             AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
               EQUIPMENT -- 0.2%
     8,400   Modine Manufacturing Company....       273,756
                                               ------------
             BANKS -- 3.1%
    12,900   Central Pacific Financial
               Corp. ........................       463,368
    17,400   First BanCorp (Puerto Rico).....       215,934
     2,900   First Citizens Bancshares,
               Inc. -- Class A...............       505,818
     6,400   First Community Bancorp.........       347,968
    31,700   First Niagara Financial Group,
               Inc. .........................       458,699
    11,400   FirstFed Financial Corp.*.......       621,528
    15,200   Franklin Bank Corp.*............       273,448
    17,400   Greater Bay Bancorp.............       445,788
    12,600   The South Financial Group,
               Inc. .........................       347,004

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
     9,100   TierOne Corp. ..................  $    267,631
     5,300   United Community Banks, Inc.
               (Georgia).....................       141,298
                                               ------------
                                                  4,088,484
                                               ------------
             BUSINESS SERVICES AND SUPPLIES -- 2.9%
    20,200   Advisory Board Company*.........       962,934
    28,600   Gevity HR, Inc. ................       735,592
    25,600   Labor Ready, Inc.*..............       532,992
    16,300   Mobile Mini, Inc.*..............       772,620
    17,200   TALX Corp. .....................       786,212
                                               ------------
                                                  3,790,350
                                               ------------
             COMMERCIAL SERVICES -- 1.2%
    13,500   Euronet Worldwide, Inc.*........       375,300
    21,500   Providence Service Corp.*.......       618,985
    17,300   Steiner Leisure, Ltd. (Bahama
               Islands)*.....................       615,188
                                               ------------
                                                  1,609,473
                                               ------------
             COMPUTER EQUIPMENT, SOFTWARE AND
               SERVICES -- 7.9%
    22,100   Advent Software, Inc.*..........       638,911
    15,700   Ansoft Corp.*...................       534,585
    14,800   ANSYS, Inc.*....................       631,812
    16,200   Black Box Corp. ................       767,556
    64,200   Bottomline Technologies,
               Inc.*.........................       707,484
    19,900   Checkpoint Systems, Inc.*.......       490,535
    40,900   Epicor Software Corp.*..........       577,917
    12,000   Hutchinson Technology, Inc.*....       341,400
    19,200   Hyperion Solutions Corp.*.......       687,744
    35,600   Informatica Corp.*..............       427,200
    39,400   Magma Design Automation,
               Inc.*.........................       331,354
    16,100   Merge Technologies, Inc.*.......       403,144
    88,800   Micromuse, Inc.*................       878,232
    27,700   Moldflow Corp.*.................       386,138
    16,200   M-Systems Flash Disk Pioneers,
               Ltd. (Israel)*................       536,544
     6,600   Neoware Systems, Inc*...........       153,780
    53,400   Radiant Systems, Inc.*..........       649,344
    29,200   The Ultimate Software Group,
               Inc.*.........................       556,844
    29,000   Transaction Systems Architects,
               Inc. -- Class A*..............       834,910
                                               ------------
                                                 10,535,434
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             CONSTRUCTION SERVICES AND SUPPLIES -- 4.8%
    40,300   Builders FirstSource, Inc.*.....  $    861,211
    12,700   Cavco Industries, Inc.*.........       486,156
    49,400   Champion Enterprises, Inc.*.....       672,828
    27,400   Dycom Industries, Inc.*.........       602,800
    20,100   ElkCorp.........................       676,566
    18,400   NCI Building Systems,
               Inc.*(1)......................       781,632
    12,700   Simpson Manufacturing Company,
               Inc. .........................       461,645
    16,100   Texas Industries, Inc. .........       802,424
    19,600   The Genlyte Group, Inc.*........     1,049,972
                                               ------------
                                                  6,395,234
                                               ------------
             CONSUMER GOODS AND SERVICES -- 1.6%
    13,000   Chattem, Inc.*..................       473,070
    14,700   Craftmade International,
               Inc. .........................       294,147
     1,437   Parlux Fragrances, Inc.*........        43,872
    11,500   Spectrum Brands, Inc.*..........       233,565
    14,900   The Toro Company................       652,173
    31,900   Ultralife Batteries, Inc.*......       382,800
                                               ------------
                                                  2,079,627
                                               ------------
             CONTAINERS AND PACKAGING -- 0.3%
    11,400   Silgan Holdings, Inc. ..........       411,768
                                               ------------
             CORRECTIONAL FACILITIES -- 0.5%
    15,200   Corrections Corp. of America*...       683,544
                                               ------------
             DISTRIBUTION -- 0.5%
    17,900   Central European Distribution
               Corp.*(1).....................       718,506
                                               ------------
             DIVERSIFIED OPERATIONS AND SERVICES -- 0.4%
    10,261   Walter Industries, Inc. ........       510,177
                                               ------------
             ELECTRONICS -- 1.7%
    84,200   Aeroflex, Inc. .................       905,150
    10,100   EDO Corp. ......................       273,306
    13,400   KEMET Corp.*....................        94,738
    94,900   Microtune, Inc.*................       395,733
    22,600   Orbotech, Ltd. (Israel)*........       541,722
                                               ------------
                                                  2,210,649
                                               ------------
             ENGINEERING -- 0.3%
     6,600   EMCOR Group, Inc.*..............       445,698
                                               ------------
             ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
               SERVICES -- 0.6%
    19,300   Aleris International, Inc.*.....       622,232
    10,100   Metal Management, Inc. .........       234,926
                                               ------------
                                                    857,158
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             EQUIPMENT RENTAL AND LEASING -- 0.5%
    32,200   Aaron Rents, Inc. ..............  $    678,776
                                               ------------
             FINANCIAL SERVICES -- 1.8%
     8,200   Affiliated Managers Group,
               Inc.*.........................       658,050
     9,800   ASTA Funding, Inc. .............       267,932
    12,900   Doral Financial Corp. (Puerto
               Rico).........................       136,740
    15,500   Encore Capital Group, Inc.*.....       268,925
    14,000   Piper Jaffray Companies,
               Inc.*.........................       565,600
    61,200   W Holding Company, Inc. (Puerto
               Rico).........................       503,676
                                               ------------
                                                  2,400,923
                                               ------------
             FOOD AND BEVERAGE -- 0.6%
    13,700   Chiquita Brands International,
               Inc. .........................       274,137
    24,500   Corn Products International,
               Inc. .........................       585,305
                                               ------------
                                                    859,442
                                               ------------
             INSURANCE -- 3.4%
    15,200   Amerisafe, Inc.*................       153,216
    11,700   Arch Capital Group, Ltd.
               (Bermuda)*....................       640,575
    18,300   Infinity Property & Casualty
               Corp. ........................       680,943
    23,400   Platinum Underwriters Holdings,
               Ltd. (Bermuda)................       727,038
     9,300   RLI Corp. ......................       463,791
    13,400   Selective Insurance Group,
               Inc. .........................       711,540
    23,800   The Phoenix Companies, Inc. ....       324,632
    16,500   Zenith National Insurance
               Corp. ........................       760,980
                                               ------------
                                                  4,462,715
                                               ------------
             INTERNET SERVICES -- 9.0%
    92,305   Art Technology Group, Inc.*.....       180,918
    18,600   Blackboard, Inc.*...............       539,028
     9,800   Blue Nile, Inc.*(1).............       395,038
    44,400   Click Commerce, Inc.*(1)........       933,288
    20,500   Digital River, Inc.*(1).........       609,670
    26,500   eCollege.com, Inc.*.............       477,795
   124,500   Entrust, Inc.*..................       602,580
    25,700   Jupitermedia Corp.*.............       379,846
    45,800   LivePerson, Inc.*...............       256,938
    24,300   NETGEAR, Inc.*..................       467,775

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             INTERNET SERVICES (CONTINUED)
    48,600   Packeteer, Inc.*................  $    377,622
    48,000   Performance Technologies,
               Inc.*.........................       393,120
    22,100   Priceline.com, Inc.*(1).........       493,272
    41,700   RADVision, Ltd. (Israel)*.......       691,499
    76,500   RealNetworks, Inc. .............       593,640
    36,600   Secure Computing Corp.*.........       448,716
    33,900   SonicWALL, Inc.*................       268,488
    57,000   Stellent, Inc.*.................       566,010
    40,100   The TriZetto Group, Inc.*.......       681,299
    45,800   ValueClick, Inc.*...............       829,438
    41,997   VASCO Data Security
               International, Inc.*..........       414,090
    82,300   webMethods, Inc.*...............       634,533
    12,200   Websense, Inc.*.................       800,808
                                               ------------
                                                 12,035,411
                                               ------------
             LEISURE AND RECREATION -- 0.9%
     9,800   Dover Downs Gaming &
               Entertainment, Inc. ..........       138,670
    61,500   Mikohn Gaming Corp.*(1).........       607,005
    17,400   Scientific Games Corp. -- Class
               A*............................       474,672
                                               ------------
                                                  1,220,347
                                               ------------
             MACHINERY -- 2.6%
    23,600   ASV, Inc.*......................       589,528
   146,400   Flow International Corp.*.......     1,232,688
    12,300   Gardner Denver, Inc.*...........       606,390
    68,400   Presstek, Inc.*.................       618,336
    18,200   Sauer-Danfoss, Inc. ............       342,342
                                               ------------
                                                  3,389,284
                                               ------------
             MANUFACTURING -- 3.4%
    21,800   Ceradyne, Inc.*.................       954,840
    27,500   Encore Wire Corp.*..............       625,900
    23,600   Griffon Corp.*..................       561,916
     9,900   Lincoln Electric Holdings,
               Inc. .........................       392,634
    78,300   Power-One, Inc.*................       471,366
     5,700   PW Eagle, Inc. .................       116,850
    11,900   Rogers Corp.*...................       466,242
    28,140   TTM Technologies, Inc.*.........       264,516
    26,100   Wabtec Corp. ...................       702,090
                                               ------------
                                                  4,556,354
                                               ------------
             MEDICAL EQUIPMENT, SUPPLIES, AND
               SERVICES -- 8.8%
    20,000   Amedisys, Inc.*.................       844,800
    10,400   American Retirement Corp.*......       261,352

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
               (CONTINUED)
    70,600   AMICAS, Inc.*...................  $    350,176
    34,100   Aspect Medical Systems, Inc.*...     1,171,335
    18,800   Hologic, Inc.*..................       712,896
     7,000   ICU Medical, Inc.*..............       274,470
    25,800   Illumina, Inc.*.................       363,780
    32,500   IntraLase Corp*(1)..............       579,475
    25,700   IRIS International, Inc.*.......       561,802
    22,347   LHC Group, Inc.*................       389,508
    16,100   LifePoint Hospitals, Inc.*......       603,750
    13,000   Matria Healthcare, Inc.*........       503,880
     8,200   Matrixx Initiatives, Inc.*......       171,790
    28,000   Meridian Bioscience, Inc. ......       563,920
    43,300   Natus Medical, Inc.*............       698,862
    31,300   Palomar Medical Technologies,
               Inc.*.........................     1,096,752
    40,400   Per-Se Technologies, Inc.*......       943,744
    21,700   SurModics, Inc.*(1).............       802,683
    71,400   Third Wave Technologies*........       212,772
    29,000   Thoratec Corp.*.................       600,010
                                               ------------
                                                 11,707,757
                                               ------------
             METALS AND MINING -- 1.0%
    11,600   Carpenter Technology Corp. .....       817,452
     5,400   Commercial Metals Company.......       202,716
    11,600   Gibraltar Industries, Inc. .....       266,104
                                               ------------
                                                  1,286,272
                                               ------------
             OFFICE EQUIPMENT -- 0.5%
    22,800   Herman Miller, Inc. ............       642,732
                                               ------------
             OIL AND GAS: EQUIPMENT -- 0.4%
    22,500   Superior Energy Services,
               Inc.*.........................       473,625
                                               ------------
             OIL AND GAS: PIPELINES -- 0.1%
     4,300   Hornbeck Offshore Services,
               Inc.*.........................       140,610
                                               ------------
             OIL, COAL AND GAS -- 3.9%
    18,700   Cal Dive International, Inc.*...       671,143
    17,200   Core Laboratories NV (the
               Netherlands)*.................       642,592
    22,000   Foundation Coal Holdings,
               Inc. .........................       836,000
    17,300   Headwaters, Inc.*...............       613,112
     6,100   Oceaneering International,
               Inc.*.........................       303,658
    17,200   TETRA Technologies, Inc.*.......       524,944
    14,400   Tidewater, Inc. ................       640,224

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             OIL, COAL AND GAS (CONTINUED)
    16,600   Todco -- Class A*...............  $    631,796
     5,700   Unit Corp.*.....................       313,671
                                               ------------
                                                  5,177,140
                                               ------------
             PHARMACEUTICALS/RESEARCH AND
               DEVELOPMENT -- 6.5%
    74,300   Arena Pharmaceuticals,
               Inc.*(1)......................     1,056,546
    47,100   Bentley Pharmaceuticals,
               Inc.*.........................       772,911
    29,200   Cubist Pharmaceuticals, Inc.*...       620,500
    14,200   Digene Corp.*...................       414,214
     7,400   Hi-Tech Pharmacal Company
               Inc.*.........................       327,746
    26,200   LifeCell Corp.*.................       499,634
    45,400   PetMed Express, Inc.*...........       643,318
    48,600   Protein Design Labs, Inc.*......     1,381,212
    42,200   Serologicals Corp.*.............       833,028
    31,600   SFBC International, Inc.*.......       505,916
    12,400   United Therapeutics Corp.*......       857,088
    39,000   ViroPharma, Inc.*...............       723,450
                                               ------------
                                                  8,635,563
                                               ------------
             REAL ESTATE DEVELOPMENT AND SERVICES -- 0.9%
    90,300   HouseValues, Inc.*(1)...........     1,176,609
                                               ------------
             RETAIL -- 1.6%
    19,100   BJ'S Wholesale Club, Inc.*......       564,596
    10,400   Conn's, Inc.*...................       383,448
    13,800   First Cash Financial Services,
               Inc.*.........................       402,408
     8,799   Guitar Center, Inc.*............       440,038
    11,400   The Sportman's Guide, Inc.*.....       271,890
                                               ------------
                                                  2,062,380
                                               ------------
             RETAIL: RESTAURANTS -- 1.3%
    37,800   Luby's, Inc.*...................       502,740
    12,300   Panera Bread Company -- Class
               A*............................       807,864
     1,242   RARE Hospitality International,
               Inc.*.........................        37,744
    13,700   Sonic Corp.*....................       404,150
                                               ------------
                                                  1,752,498
                                               ------------
             SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 2.0%
    19,500   Cymer, Inc.*....................       692,445
    23,500   FEI Company*....................       450,495
    36,500   Metrologic Instruments, Inc.*...       702,990
    24,200   Trimble Navigation, Ltd.*.......       858,858
                                               ------------
                                                  2,704,788
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             SECURITY SERVICES -- 0.4%
    31,600   Ituran Location and Control,
               Ltd. (Israel)*................  $    504,020
                                               ------------
             SEMICONDUCTORS -- 4.9%
    16,300   ATMI, Inc.*.....................       455,911
    39,400   Credence Systems Corp.*.........       274,224
    23,100   Cree, Inc.*(1)..................       583,044
    48,000   Cypress Semiconductor Corp.*....       684,000
    43,600   Integrated Device Technology,
               Inc.*.........................       574,648
   111,600   Kopin Corp.*....................       597,060
    14,200   Microsemi Corp.*................       392,772
    37,500   MIPS Technologies, Inc.*........       213,000
    23,900   Netlogic Microsystems, Inc.*....       651,036
    23,500   O2Micro International, Ltd.
               (ADR) (Cayman Islands)*.......       239,230
    32,500   Photronics, Inc.*...............       489,450
    12,300   PortalPlayer, Inc.*(1)..........       348,336
    14,783   Power Integrations, Inc.*.......       351,983
    34,300   Semtech Corp.*..................       626,318
                                               ------------
                                                  6,481,012
                                               ------------
             SPORTING GOODS AND EQUIPMENT -- 0.3%
    14,000   Hibbett Sporting Goods, Inc.*...       398,720
                                               ------------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 3.7%
    10,132   CALAMP Corp. ...................       106,285
    50,900   Carrier Access Corp.*...........       251,446
    48,700   Ditech Communications Corp.*....       406,645
    50,300   General Cable Corp.*............       990,910
    21,000   NICE Systems Ltd.(ADR)
               (Israel)*.....................     1,011,360
    46,700   Radyne Corp.*...................       680,419
    42,600   Tekelec*........................       592,140
    46,900   Tollgrade Communications,
               Inc*..........................       512,617
    81,900   Westell Technologies, Inc. --
               Class A*......................       368,550
                                               ------------
                                                  4,920,372
                                               ------------
             TRANSPORTATION -- 1.8%
     6,700   Arkansas Best Corp. ............       292,656
    20,100   Marten Transport, Ltd.*.........       366,222
    16,300   Old Dominion Freight Line,
               Inc.*.........................       439,774

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             TRANSPORTATION (CONTINUED)
    22,900   Pacer International, Inc. ......  $    596,774
    31,100   Universal Truckload Services,
               Inc.*.........................       715,300
                                               ------------
                                                  2,410,726
                                               ------------
             TOTAL COMMON STOCKS
               (Cost $127,835,265)...........   127,877,758
                                               ------------
PRINCIPAL
---------
             SECURITIES LENDING COLLATERAL -- 6.3%
$8,438,426   Securities Lending Collateral
               Investment (Note 4)
               (Cost $8,438,426).............     8,438,426
                                               ------------
             TOTAL SECURITIES (Cost
               $136,273,691).................   136,316,184
                                               ------------
             REPURCHASE AGREEMENTS -- 5.1%
 6,730,608   With Investors Bank and Trust,
               dated 12/30/05,
               3.82%, due 01/03/06,
               repurchase proceeds at
               maturity $6,733,465
               (Collateralized by Small
               Business Administration,
               6.27%, due 05/25/18, with a
               value of $7,067,139)
               (Cost $6,730,608).............     6,730,608
                                               ------------
             Total Investments -- 107.6%
               (Cost $143,004,299)...........   143,046,792
             Liabilities less other
               assets -- (7.6)%..............   (10,143,258)
                                               ------------
             NET ASSETS -- 100.0%............  $132,903,534
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $143,566,156.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 3,382,866
    Gross unrealized depreciation...........   (3,902,230)
                                              -----------
    Net unrealized depreciation.............  $  (519,364)
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 99.5%
              AEROSPACE AND DEFENSE -- 1.4%
     78,350   The Boeing Company.............  $  5,503,304
                                               ------------
              AIRLINES -- 0.8%
    145,900   AMR Corp.*(1)..................     3,243,357
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 2.4%
     96,290   Chico's FAS, Inc.*.............     4,230,020
    148,520   Coach, Inc.*...................     4,951,657
                                               ------------
                                                  9,181,677
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 1.5%
     55,440   Toyota Motor Corp.
                (ADR)(Japan)(1)..............     5,800,133
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.7%
    398,350   Sirius Satellite Radio,
                Inc.*(1).....................     2,668,945
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 1.0%
     79,560   Global Payments, Inc. .........     3,708,292
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 9.1%
    133,490   Apple Computer, Inc.*..........     9,596,596
     49,610   Electronic Arts, Inc.*.........     2,595,099
    573,230   EMC Corp. (Massachusetts)*.....     7,807,393
    289,210   Hewlett-Packard Company........     8,280,082
    140,060   Network Appliance, Inc.*.......     3,781,620
     86,570   Salesforce.com, Inc.*(1).......     2,774,569
                                               ------------
                                                 34,835,359
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.0%
     65,180   Cemex SA de CV (ADR)
                (Mexico).....................     3,867,129
                                               ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 5.9%
    642,650   General Electric Company.......    22,524,883
                                               ------------
              ELECTRONICS -- 2.2%
    188,700   ATI Technologies, Inc.
                (Canada)*....................     3,206,013
    129,610   Sony Corp. (ADR) (Japan)(1)....     5,288,088
                                               ------------
                                                  8,494,101
                                               ------------
              FINANCIAL SERVICES -- 5.2%
     12,200   Chicago Mercantile Exchange
                Holdings, Inc. ..............     4,483,378
    264,570   Mitsubishi UFJ Financial Group,
                Inc. (ADR) (Japan)...........     3,621,963
     89,140   Nasdaq Stock Market,
                Inc.*(1).....................     3,135,945
    201,440   Nomura Holdings, Inc. (ADR)
                (Japan)......................     3,871,677
    336,540   The Charles Schwab Corp. ......     4,937,042
                                               ------------
                                                 20,050,005
                                               ------------
              FOOD AND BEVERAGE -- 1.1%
    169,240   Archer-Daniels-Midland
                Company......................     4,173,458
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INTERNET SERVICES -- 10.4%
    227,120   Akamai Technologies, Inc.*.....  $  4,526,502
    224,880   eBay, Inc.*....................     9,726,060
     41,650   Google, Inc. -- Class A*(1)....    17,278,919
    207,890   YAHOO!, Inc.*..................     8,145,130
                                               ------------
                                                 39,676,611
                                               ------------
              LEISURE AND RECREATION -- 2.5%
    151,740   Scientific Games Corp. -- Class
                A*...........................     4,139,467
     87,000   Starwood Hotels & Resorts
                Worldwide, Inc. .............     5,555,820
                                               ------------
                                                  9,695,287
                                               ------------
              MACHINERY -- 1.4%
    130,080   Joy Global, Inc. ..............     5,203,200
                                               ------------
              MANUFACTURING -- 1.0%
     71,000   Precision Castparts Corp. .....     3,678,510
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 7.3%
     38,500   Cerner Corp.*..................     3,500,035
     40,560   Express Scripts, Inc.*.........     3,398,928
     52,520   Omnicare, Inc. ................     3,005,194
    158,880   St Jude Medical, Inc.*.........     7,975,776
    162,090   UnitedHealth Group, Inc. ......    10,072,273
                                               ------------
                                                 27,952,206
                                               ------------
              METALS AND MINING -- 1.6%
     76,380   Companhia Vale do Rio Doce
                (CVRD) (ADR) (Brazil)........     3,142,273
     46,200   Nucor Corp.(1).................     3,082,464
                                               ------------
                                                  6,224,737
                                               ------------
              OIL AND GAS: PIPELINES -- 0.7%
     29,260   Kinder Morgan, Inc. ...........     2,690,457
                                               ------------
              OIL, COAL AND GAS -- 1.7%
     54,440   CONSOL Energy, Inc. ...........     3,548,400
     34,370   Peabody Energy Corp. ..........     2,832,775
                                               ------------
                                                  6,381,175
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 12.3%
     40,170   Allergan, Inc.(1)..............     4,336,753
    115,740   Amgen, Inc.*...................     9,127,256
    130,720   Caremark Rx, Inc.*.............     6,769,989
     91,140   Genentech, Inc.*...............     8,430,450
     92,680   Genzyme Corp.*.................     6,559,890
    153,750   Gilead Sciences, Inc.*.........     8,091,863
     83,440   Teva Pharmaceutical Industries,
                Ltd. (ADR) (Israel)(1).......     3,588,754
                                               ------------
                                                 46,904,955
                                               ------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2005

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.9%
     60,500   CB Richard Ellis Group, Inc. --
                Class A*.....................  $  3,560,425
                                               ------------
              RETAIL -- 1.0%
     99,300   Tiffany & Company..............     3,802,197
                                               ------------
              RETAIL: RESTAURANTS -- 1.3%
    162,030   Starbucks Corp.*...............     4,862,520
                                               ------------
              RETAIL: SUPERMARKETS -- 1.0%
     49,420   Whole Foods Market, Inc. ......     3,824,614
                                               ------------
              SEMICONDUCTORS -- 12.0%
    248,310   Advanced Micro Devices,
                Inc.*........................     7,598,286
    416,800   Applied Materials, Inc. .......     7,477,392
    186,340   Broadcom Corp. -- Class A*.....     8,785,931
    140,890   KLA-Tencor Corp. ..............     6,950,104
    158,820   Marvell Technology Group, Ltd.
                (Bermuda)*...................     8,908,213
    463,180   Micron Technology, Inc.*(1)....     6,164,926
                                               ------------
                                                 45,884,852
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 12.1%
    125,310   America Movil SA de CV --
                Series L (ADR) (Mexico)......     3,666,571
    125,960   Comverse Technology, Inc.*.....     3,349,276
    379,070   Corning, Inc.*.................     7,452,516
    145,900   Crown Castle International
                Corp.*.......................     3,926,169
  1,897,930   JDS Uniphase Corp.*............     4,479,115
    319,040   Motorola, Inc. ................     7,207,114
     84,890   NII Holdings, Inc.*(1).........     3,707,995
    228,560   QUALCOMM, Inc. ................     9,846,365
    249,960   Tellabs, Inc.*.................     2,724,564
                                               ------------
                                                 46,359,685
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $322,860,578)................   380,752,074
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SECURITIES LENDING COLLATERAL -- 9.7%
$36,910,309   Securities Lending Collateral
                Investment (Note 4) (Cost
                $36,910,309).................  $ 36,910,309
                                               ------------
              TOTAL SECURITIES
                (Cost $359,770,887)..........   417,662,383
                                               ------------
              REPURCHASE AGREEMENTS -- 0.6%
  2,103,212   With Investors Bank and Trust,
                dated 12/30/05,
                3.82%, due 01/03/06,
                repurchase proceeds at
                maturity $2,104,105
                (Collateralized by Small
                Business Administration,
                7.13%, due 12/25/26, with a
                value of $2,208,373)
                (Cost $2,103,212)............     2,103,212
                                               ------------
              Total Investments -- 109.8%
                (Cost $361,874,099)..........   419,765,595
              Liabilities less other
                assets -- (9.8)%.............   (37,636,535)
                                               ------------
              NET ASSETS -- 100.0%...........  $382,129,060
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $361,935,319.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $59,518,767
    Gross unrealized depreciation...........   (1,688,491)
                                              -----------
    Net unrealized appreciation.............  $57,830,276
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 89.6%
              ADVERTISING -- 0.5%
$ 1,370,000   Advanstar Communications, Inc.,
                10.75%, 08/15/10.............  $  1,508,713
    455,000   WDAC Subsidiary Corp. -- 144A,
                8.38%, 12/01/14..............       443,056
                                               ------------
                                                  1,951,769
                                               ------------
              AEROSPACE AND DEFENSE -- 0.3%
    395,000   Argo-Tech Corp.,
                9.25%, 06/01/11..............       406,850
    415,000   Armor Holdings, Inc., 8.25%,
                08/15/13.....................       448,200
    210,000   B/E Aerospace, Series B, 8.00%,
                03/01/08.....................       211,050
                                               ------------
                                                  1,066,100
                                               ------------
              AGRICULTURAL EQUIPMENT -- 0.2%
    940,000   Case New Holland, Inc., 9.25%,
                08/01/11.....................     1,010,500
                                               ------------
              AIRLINES -- 1.3%
    920,000   American Airlines, Inc., 8.61%,
                04/01/11.....................       914,697
  1,700,000   American Airlines, Inc., Series
                2001-2,
                7.80%, 10/01/06..............     1,679,009
    295,000   American Airlines, Inc., Series
                2001-2,
                7.86%, 10/01/11..............       311,221
    950,000   AMR Corp.,
                9.00%, 08/01/12(2)...........       828,875
  1,094,940   Continental Airlines, Inc.,
                Series 2001-1,
                7.03%, 06/15/11..............       998,062
    500,000   Delta Air Lines, Inc., 7.90%,
                12/15/09(g)..................       115,000
    435,000   Delta Air Lines, Inc. -- 144A,
                9.50%, 11/18/08(g)...........       384,975
                                               ------------
                                                  5,231,839
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 4.6%
  3,300,000   Levi Strauss & Company, 12.25%,
                12/15/12.....................     3,695,999
  1,755,000   Levi Strauss & Company, 9.75%,
                01/15/15.....................     1,833,975
  1,740,000   Levi Strauss & Company,
                Floating Rate,
                8.80%, 04/01/12(b)...........     1,761,750
  2,240,000   Neiman Marcus Group,
                Inc. -- 144A,
                9.00%, 10/15/15..............     2,301,600
  2,940,000   Neiman Marcus Group,
                Inc. -- 144A,
                10.38%, 10/15/15.............     3,002,475

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              APPAREL: MANUFACTURING AND RETAIL (CONTINUED)
$ 1,905,000   Oxford Industries, Inc., 8.88%,
                06/01/11.....................  $  1,950,244
  2,780,000   Perry Ellis International,
                Inc., Series B,
                8.88%, 09/15/13..............     2,752,200
    490,000   Phillips Van-Heusen Corp.,
                7.25%, 02/15/11..............       499,800
    685,000   Phillips Van-Heusen Corp.,
                8.13%, 05/01/13..............       726,100
    590,000   Quiksilver, Inc.,
                6.88%, 04/15/15..............       570,825
                                               ------------
                                                 19,094,968
                                               ------------
              AUTOMOBILE: RENTAL -- 1.5%
  3,505,000   Hertz Corp. -- 144A, 8.88%,
                01/01/14.....................     3,588,244
  2,615,000   Hertz Corp. -- 144A, 10.50%,
                01/01/16.....................     2,706,525
                                               ------------
                                                  6,294,769
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 2.0%
  2,110,000   Collins & Aikman Products
                Company, Series B, 9.75%,
                02/15/10.....................     1,867,349
    395,000   Commercial Vehicle
                Group -- 144A,
                8.00%, 07/01/13..............       392,038
    155,000   Dura Operating Corp.,
                Series D,
                9.00%, 05/01/09..............        88,350
    270,000   Keystone Automotive Operations,
                Inc.,
                9.75%, 11/01/13..............       234,900
    780,000   Metaldyne Corp., 10.00%,
                11/01/13.....................       709,800
    565,000   Navistar International Corp.,
                7.50%, 06/15/11..............       540,988
  1,270,000   Navistar International Corp.,
                6.25%, 03/01/12..............     1,143,000
    260,000   Rexnord Corp.,
                10.13%, 12/15/12.............       280,800
  1,000,000   Tenneco Automotive, Inc.,
                8.63%, 11/15/14..............       950,000
    945,000   Tenneco Automotive, Inc.,
                Series B,
                10.25%, 07/15/13.............     1,037,138
    354,000   TRW Automotive, Inc., 11.00%,
                02/15/13.....................       399,135
    680,000   Visteon Corp.,
                8.25%, 08/01/10..............       581,400
                                               ------------
                                                  8,224,898
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA -- 6.3%
$ 1,075,000   Adelphia Communications,
                10.25%, 11/01/06(g)..........  $    602,000
    840,000   Adelphia Communications,
                10.25%, 06/15/11(g)..........       508,200
    305,000   Adelphia Communications, Series
                B, 9.25%, 10/01/02(g)(k).....       170,800
  5,970,000   CCO Holdings LLC/Capital
                Corp. -- 144A,
                8.75%, 11/15/13..............     5,716,274
  2,285,000   Charter Communications Holdings
                II,
                10.25%, 09/15/10.............     2,285,000
  1,740,000   Coleman Cable, Inc., 9.88%,
                10/01/12.....................     1,418,100
  1,030,000   CSC Holdings, Inc., 10.50%,
                05/15/16.....................     1,096,950
    405,000   CSC Holdings, Inc.,
                Series B,
                7.63%, 04/01/11..............       405,000
  4,625,000   Insight Communications Company,
                Inc.,
                zero coupon, 02/15/11(f).....     4,856,250
  2,040,000   Kabel Deutschland GMBH -- 144A
                (Germany), 10.63%,
                07/01/14.....................     2,157,300
    715,000   LBI Media, Inc.,
                10.13%, 07/15/12.............       762,369
    570,000   LBI Media, Inc.,
                zero coupon, 10/15/13(f).....       419,663
  1,655,000   Nexstar Financial Holdings LLC,
                Inc.,
                zero coupon, 04/01/13(f).....     1,255,731
    430,000   ONO Finance PLC (United
                Kingdom),
                14.00%, 02/15/11(l)(o).......       550,485
  1,300,000   ONO Finance PLC (United
                Kingdom),
                14.00%, 02/15/11.............     1,405,625
  2,485,000   Sirius Satellite Radio,
                Inc. -- 144A,
                9.63%, 08/01/13..............     2,460,150
                                               ------------
                                                 26,069,897
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.9%
  1,500,000   Affinity Group, Inc., 9.00%,
                02/15/12.....................     1,505,625
  2,010,000   Quintiles Transnational Corp.,
                10.00%, 10/01/13.............     2,251,200
                                               ------------
                                                  3,756,825
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CHEMICALS -- 4.4%
$    87,000   Avecia Group PLC (United
                Kingdom),
                11.00%, 07/01/09.............  $     90,045
    655,000   Equistar Chemical/Funding,
                10.63%, 05/01/11.............       723,775
  1,086,000   Huntsman LLC,
                11.63%, 10/15/10.............     1,242,113
    760,000   IMC Global, Inc., 10.88%,
                08/01/13.....................       876,850
  1,675,000   IMC Global, Inc.,
                Series B,
                11.25%, 06/01/11.............     1,809,000
    320,000   Lyondell Chemical Company,
                11.13%, 07/15/12.............       359,600
  1,301,000   Lyondell Chemical Company,
                10.50%, 06/01/13.............     1,484,766
  2,408,000   Nalco Company,
                8.88%, 11/15/13..............     2,534,420
  1,260,000   Nova Chemicals Corp.
                (Canada) -- 144A,
                Floating Rate,
                7.56%, 11/15/13(i)...........     1,293,075
  2,900,000   OM Group, Inc.,
                9.25%, 12/15/11..............     2,849,249
  1,200,000   PolyOne Corp.,
                10.63%, 05/15/10.............     1,293,000
    365,000   PolyOne Corp.,
                8.88%, 05/01/12..............       359,525
    380,000   PQ Corp. -- 144A, 7.50%,
                02/15/13.....................       355,300
    340,000   Rhodia SA (France), 10.25%,
                06/01/10.....................       374,000
  1,148,000   Rockwood Specialties Corp.,
                10.63%, 05/15/11.............     1,264,235
    215,000   Tronox Worldwide/Tronox Finance
                Corp. -- 144A,
                9.50%, 12/01/12..............       220,375
  1,455,000   UAP Holding Corp.,
                zero coupon, 07/15/12(f).....     1,267,669
                                               ------------
                                                 18,396,997
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 2.7%
  3,985,000   GSC Holdings Corp. -- 144A,
                8.00%, 10/01/12..............     3,765,825
  1,590,000   GSC Holdings Corp. -- 144A,
                Floating Rate, 7.88%,
                10/01/11(b)..................     1,582,050
  1,800,000   Interface, Inc.,
                10.38%, 02/01/10.............     1,957,500
    170,000   Interface, Inc.,
                9.50%, 02/01/14..............       170,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                (CONTINUED)
$   190,000   Stratus Technologies, Inc.,
                10.38%, 12/01/08.............  $    192,850
  1,685,000   SunGard Data Systems,
                Inc. -- 144A,
                9.13%, 08/15/13..............     1,752,400
  1,445,000   SunGard Data Systems,
                Inc. -- 144A,
                10.25%, 08/15/15.............     1,452,225
    420,000   SunGard Data Systems,
                Inc. -- 144A, Floating Rate,
                8.52%, 08/15/13(i)...........       436,800
                                               ------------
                                                 11,309,650
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.7%
    910,000   Dayton Superior Corp., 10.75%,
                09/15/08.....................       882,700
  1,955,000   Nortek, Inc.,
                8.50%, 09/01/14..............     1,896,350
    930,000   NTK Holdings, Inc.,
                zero coupon, 03/01/14(f).....       585,900
    865,000   Panolam Industries
                International -- 144A,
                10.75%, 10/01/13.............       836,888
    520,000   Ply Gem Industries, Inc.,
                9.00%, 02/15/12..............       464,100
  2,090,000   RMCC Acquisition
                Company -- 144A,
                9.50%, 11/01/12..............     2,110,900
    330,000   Stanley-Martin
                Companies -- 144A,
                9.75%, 08/15/15..............       301,950
                                               ------------
                                                  7,078,788
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.3%
    695,000   Fedders North America, 9.88%,
                03/01/14.....................       500,400
    295,000   Jostens Holding Corp.,
                zero coupon, 12/01/13(f).....       219,775
    303,000   WH Holdings, Ltd./WH Capital
                Corp.,
                9.50%, 04/01/11..............       328,755
                                               ------------
                                                  1,048,930
                                               ------------
              CONTAINERS AND PACKAGING -- 2.3%
    995,000   Intertape Polymer US, Inc.,
                8.50%, 08/01/14..............       987,072
    300,000   Kappa Beheer BV (the
                Netherlands),
                10.63%, 07/15/09.............       312,126
  3,255,000   Smurfit-Stone Container Corp.,
                9.25%, 02/01/08..............     3,352,650

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONTAINERS AND PACKAGING (CONTINUED)
$ 2,220,000   Solo Cup Company, 8.50%,
                02/15/14.....................  $  1,953,600
  3,140,000   Stone Container Finance Company
                of Canada (Canada), 7.38%,
                07/15/14.....................     2,873,100
    235,000   US Can Corp.,
                10.88%, 07/15/10.............       245,575
                                               ------------
                                                  9,724,123
                                               ------------
              DISTRIBUTION -- 0.2%
    916,000   Jafra Cosmetics International,
                10.75%, 05/15/11.............     1,007,600
                                               ------------
              EDUCATION -- 0.2%
    740,000   Knowledge Learning
                Center -- 144A,
                7.75%, 02/01/15..............       706,700
                                               ------------
              ELECTRONICS -- 0.1%
    550,000   Muzak LLC,
                10.00%, 02/15/09.............       482,625
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 1.6%
  1,225,000   Aleris International, Inc.,
                10.38%, 10/15/10.............     1,344,438
    651,000   Aleris International, Inc.,
                9.00%, 11/15/14..............       673,785
  2,630,000   Allied Waste North America,
                Inc., Series B,
                8.88%, 04/01/08..............     2,787,800
    410,000   Allied Waste North America,
                Inc., Series B,
                8.50%, 12/01/08..............       432,550
  1,555,000   Waste Services, Inc., 9.50%,
                04/15/14.....................     1,562,775
                                               ------------
                                                  6,801,348
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.7%
    235,000   United Rentals North America,
                Inc.,
                6.50%, 02/15/12..............       230,006
    365,000   United Rentals North America,
                Inc.,
                7.75%, 11/15/13..............       357,700
  2,400,000   United Rentals North America,
                Inc.,
                7.00%, 02/15/14..............     2,256,000
                                               ------------
                                                  2,843,706
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES -- 5.4%
$   600,000   Alamosa Delaware, Inc., 12.00%,
                07/31/09.....................  $    659,250
  2,050,000   Alamosa Delaware, Inc., 11.00%,
                07/31/10.....................     2,321,625
  1,335,000   BCP US Crystal Holdings Corp.,
                9.63%, 06/15/14..............     1,491,863
    385,000   Dana Credit Corp. -- 144A,
                8.38%, 08/15/07..............       364,788
  1,665,000   E*TRADE Financial Corp., 8.00%,
                06/15/11.....................     1,739,925
    865,000   Ford Motor Credit Company,
                6.50%, 01/25/07..............       837,068
  3,090,000   Ford Motor Credit Company,
                7.38%, 10/28/09..............     2,742,662
  1,465,000   Ford Motor Credit Company,
                7.88%, 06/15/10..............     1,319,530
  5,220,000   Ford Motor Credit Company,
                Floating Rate, 7.26%,
                11/02/07(b)..................     4,993,576
  1,060,000   General Motors Acceptance
                Corp., 6.13%, 09/15/06.......     1,029,806
    170,000   General Motors Acceptance
                Corp., 7.00%, 02/01/12.......       154,362
  4,200,000   General Motors Acceptance
                Corp., 8.00%, 11/01/31.......     4,033,759
    620,000   Residential Capital Corp.,
                6.88%, 06/30/15..............       659,955
                                               ------------
                                                 22,348,169
                                               ------------
              FOOD AND BEVERAGE -- 2.1%
  1,280,000   American Seafood Group LLC,
                10.13%, 04/15/10.............     1,348,800
  3,250,000   ASG Consolidated LLC/ASG
                Finance, Inc.,
                zero coupon, 11/01/11(f).....     2,600,000
  1,415,000   Pierre Foods, Inc., 9.88%,
                07/15/12.....................     1,443,300
  3,100,000   Pinnacle Foods Holding Corp.,
                8.25%, 12/01/13..............     2,968,250
    357,000   United Agriculture Products,
                8.25%, 12/15/11..............       376,635
                                               ------------
                                                  8,736,985
                                               ------------
              FUNERAL SERVICES -- 0.3%
  1,090,000   Service Corp.
                International -- 144A,
                7.00%, 06/15/17..............     1,087,275
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION -- 8.2%
$ 1,415,000   AMC Entertainment, Inc., 9.88%,
                02/01/12.....................  $  1,393,775
    162,890   Eldorado Casino Shreveport,
                10.00%, 08/01/12.............       124,611
    875,000   GreekTown Holdings -- 144A,
                10.75%, 12/01/13.............       872,813
  1,870,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............     1,860,650
  4,710,000   Kerzner International (Bahama
                Islands) -- 144A, 6.75%,
                10/01/15.....................     4,604,024
  2,590,000   Loews Cineplex Entertainment
                Corp.,
                9.00%, 08/01/14..............     2,628,850
  1,500,000   MGM MIRAGE,
                6.63%, 07/15/15..............     1,503,750
    460,000   Mohegan Tribal Gaming
                Authority, 8.00%, 04/01/12...       486,450
  1,070,000   OED Corp./Diamond JO, 8.75%,
                04/15/12.....................     1,048,600
  1,330,000   San Pasqual Casino -- 144A,
                8.00%, 09/15/13..............     1,356,600
  3,405,000   Six Flags, Inc.,
                8.88%, 02/01/10..............     3,336,900
  1,350,000   Station Casinos, Inc., 6.88%,
                03/01/16.....................     1,387,125
    890,000   The Majestic Star Casino LLC,
                9.50%, 10/15/10..............       941,175
    700,000   The Majestic Star Casino LLC/
                The Majestic Star Casino
                Capital Corp. -- 144A, 9.75%,
                01/15/11.....................       708,750
  5,965,000   Trump Entertainment Resorts,
                Inc., 8.50%, 06/01/15........     5,845,699
  1,035,000   Tunica-Biloxi Gaming
                Authority -- 144A,
                9.00%, 11/15/15..............     1,040,175
  1,917,000   Waterford Gaming LLC -- 144A,
                8.63%, 09/15/12..............     2,051,190
  3,515,000   Wynn Las Vegas LLC/Capital
                Corp.,
                6.63%, 12/01/14..............     3,435,913
                                               ------------
                                                 34,627,050
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MACHINERY -- 0.7%
$   830,000   Chart Industries, Inc. -- 144A,
                9.13%, 10/15/15..............  $    850,750
    745,000   Terex Corp.,
                Series B,
                10.38%, 04/01/11.............       793,425
    305,000   The Manitowoc Company, Inc.,
                10.50%, 08/01/12.............       340,075
    970,000   Thermadyne Holdings Corp.,
                9.25%, 02/01/14..............       853,600
                                               ------------
                                                  2,837,850
                                               ------------
              MANUFACTURING -- 1.8%
    455,000   Aearo Company I, 8.25%,
                04/15/12.....................       464,100
    800,000   Amsted Industries,
                Inc. -- 144A, 10.25%,
                10/15/11.....................       860,000
  3,585,000   Dresser, Inc.,
                9.38%, 04/15/11..............     3,791,138
  1,025,000   Goodman Global Holding
                Company -- 144A,
                Floating Rate,
                7.49%, 06/15/12(i)...........     1,019,875
     15,000   Koppers, Inc.,
                9.88%, 10/15/13..............        16,350
    720,000   MAAX Corp. (Canada), 9.75%,
                06/15/12.....................       572,400
    640,000   Samsonite Corp.,
                8.88%, 06/01/11..............       665,600
    720,000   Venture Holdings Trust,
                Series B,
                9.50%, 02/01/06(g)...........         6,300
                                               ------------
                                                  7,395,763
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 2.8%
  1,540,000   Accellent, Inc. -- 144A,
                10.50%, 12/01/13.............     1,586,200
  1,345,000   CDRV Investors, Inc.,
                zero coupon, 01/01/15(f).....       830,538
    270,000   Concentra Operating Corp.,
                9.50%, 08/15/10..............       280,800
    220,000   Concentra Operating Corp.,
                9.13%, 06/01/12..............       227,700
    870,000   Inverness Medical Innovations,
                8.75%, 02/15/12..............       887,400
    800,000   National Mentor, Inc., 9.63%,
                12/01/12.....................       840,000
  1,170,000   Norcross Safety Products LLC --
                Series B,
                9.88%, 08/15/11..............     1,210,950
    835,000   Res-Care, Inc. -- 144A, 7.75%,
                10/15/13.....................       839,175

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                (CONTINUED)
$   350,000   Safety Products
                Holdings -- 144A, 11.75%,
                01/01/12(j)(l)...............  $    345,188
  1,570,000   US Oncology, Inc., 9.00%,
                08/15/12.....................     1,687,749
  1,345,000   US Oncology, Inc., 10.75%,
                08/15/14.....................     1,499,675
  1,220,000   VWR International, Inc., 8.00%,
                04/15/14.....................     1,220,000
                                               ------------
                                                 11,455,375
                                               ------------
              METALS AND MINING -- 1.3%
  1,349,000   Ispat Inland ULC (Canada),
                9.75%, 04/01/14..............     1,534,488
  1,635,000   Mueller Group, Inc., 10.00%,
                05/01/12.....................     1,745,362
  1,240,000   Mueller Holdings (NA), Inc.,
                zero coupon, 04/15/14(f).....       939,300
  1,395,000   Novelis, Inc. -- 144A (Canada),
                7.50%, 02/15/15..............     1,307,813
                                               ------------
                                                  5,526,963
                                               ------------
              OIL AND GAS: PIPELINES -- 2.0%
  1,550,000   Dynegy Holdings, Inc., 7.63%,
                10/15/26.....................     1,387,250
    105,000   El Paso Corp.,
                7.50%, 08/15/06..............       106,575
    620,000   El Paso Corp.,
                7.63%, 08/16/07..............       633,950
    740,000   El Paso Corp.,
                9.63%, 05/15/12..............       819,550
    485,000   El Paso Corp., Series MTN,
                6.95%, 12/15/07..............       492,881
    380,000   Northwest Pipeline Corp.,
                8.13%, 03/01/10..............       404,700
  1,120,000   Semgroup LP -- 144A, 8.75%,
                11/15/15.....................     1,150,800
    275,000   Southern Natural Gas Company,
                8.88%, 03/15/10..............       295,272
  2,510,000   Transmontaigne, Inc., 9.13%,
                06/01/10.....................     2,478,625
    375,000   Williams Companies, Inc.,
                8.75%, 03/15/32..............       436,875
                                               ------------
                                                  8,206,478
                                               ------------
              OIL, COAL AND GAS -- 2.6%
    415,000   Alpha Natural Resources,
                10.00%, 06/01/12.............       450,794
    400,000   Clayton William Energy, 7.75%,
                08/01/13.....................       386,000
    435,000   Denbury Resources, Inc., 7.50%,
                12/15/15.....................       442,613

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
$   160,000   El Paso Production Holding
                Company,
                7.75%, 06/01/13..............  $    166,800
  1,025,000   Encore Acquisition Corp.,
                7.25%, 12/01/17..............     1,019,875
    695,000   Giant Industries, Inc., 8.00%,
                05/15/14.....................       721,063
  2,485,000   Hanover Compressor Company,
                zero coupon, 03/31/07(f).....     2,242,712
    580,000   Hanover Equipment Trust, Series
                B,
                8.75%, 09/01/11..............       616,250
    390,000   Ocean Rig Norway AS -- 144A
                (Norway),
                8.38%, 07/01/13..............       417,300
    525,000   Parker Drilling Company, 9.63%,
                10/01/13.....................       588,656
  1,125,000   Petrobras International Finance
                (Cayman Islands), 9.13%,
                07/02/13.....................     1,313,438
    175,000   Petrobras International Finance
                (Cayman Islands), 7.75%,
                09/15/14.....................       189,875
    440,000   Ram Energy, Inc., 11.50%,
                02/15/08.....................       459,800
  1,615,000   United Refining Company,
                10.50%, 08/15/12.............     1,736,124
                                               ------------
                                                 10,751,300
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.7%
    170,000   Caraustar Industries, Inc.,
                7.38%, 06/01/09..............       164,050
  2,550,000   Caraustar Industries, Inc.,
                9.88%, 04/01/11..............     2,613,749
  1,185,000   Georgia-Pacific Corp., 9.50%,
                12/01/11.....................     1,254,619
    595,000   Newark Group, Inc., 9.75%,
                03/15/14.....................       526,575
  2,395,000   NewPage Corp.,
                10.00%, 05/01/12.............     2,365,063
                                               ------------
                                                  6,924,056
                                               ------------
              PRINTING AND PUBLISHING -- 4.1%
    515,000   American Media Operations,
                Inc., 8.88%, 01/15/11........       440,325
  3,910,000   American Media Operations,
                Inc., Series B,
                10.25%, 05/01/09.............     3,587,425
  2,281,634   CanWest Media, Inc. (Canada),
                8.00%, 09/15/12..............     2,341,527

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRINTING AND PUBLISHING (CONTINUED)
$   410,000   CBD Media LLC/CBD Finance,
                Inc.,
                8.63%, 06/01/11..............  $    420,250
  1,241,000   Dex Media West Finance Company,
                Series B,
                9.88%, 08/15/13..............     1,383,715
  1,850,000   Houghton Mifflin Company,
                8.25%, 02/01/11..............     1,919,375
  4,595,000   Houghton Mifflin Company,
                9.88%, 02/01/13..............     4,933,881
  1,500,000   Houghton Mifflin Company,
                zero coupon, 10/15/13(f).....     1,185,000
  1,000,000   Primedia, Inc.,
                Floating Rate,
                9.72%, 05/15/10(b)...........       966,250
                                               ------------
                                                 17,177,748
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.4%
    130,000   CB Richard Ellis Services,
                Inc., 9.75%, 05/15/10........       142,350
    500,000   CB Richard Ellis Services,
                Inc., 11.25%, 06/15/11.......       540,000
    830,000   HydroChem Industrial Services,
                Inc. -- 144A,
                9.25%, 02/15/13..............       800,950
                                               ------------
                                                  1,483,300
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.7%
    350,000   FelCor Lodging LP,
                Floating Rate,
                8.83%, 06/01/11(i)...........       365,750
    150,000   Host Marriott LP,
                Series O,
                6.38%, 03/15/15..............       150,375
  1,590,000   MeriStar Hospitality Operating
                Partnership LP/MeriStar
                Hospitality Finance Corp.,
                10.50%, 06/15/09.............     1,683,413
    485,000   Ventas Realty LP/Ventas Capital
                Corp.,
                7.13%, 06/01/15..............       511,675
                                               ------------
                                                  2,711,213
                                               ------------
              RETAIL -- 1.2%
  3,300,000   Rite Aid Corp.,
                7.13%, 01/15/07..............     3,316,500
    800,000   Rite Aid Corp.,
                8.13%, 05/01/10..............       818,000
  1,045,000   Rite Aid Corp. -- 144A, 6.13%,
                12/15/08.....................       987,525
                                               ------------
                                                  5,122,025
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              RETAIL: RESTAURANTS -- 0.2%
$   810,000   EPL Finance Corp. -- 144A,
                11.75%, 11/15/13.............  $    811,013
                                               ------------
              SEMICONDUCTORS -- 1.9%
  4,025,000   Advanced Micro Devices, Inc.,
                7.75%, 11/01/12..............     4,085,375
    555,000   Amkor Technologies, Inc.,
                7.13%, 03/15/11..............       491,175
  3,885,000   Amkor Technologies, Inc.,
                7.75%, 05/15/13..............     3,399,375
                                               ------------
                                                  7,975,925
                                               ------------
              SPECIAL PURPOSE ENTITY -- 8.0%
    215,000   Altra Industrial Motion,
                Inc. -- 144A,
                9.50%, 12/01/11..............       209,625
  1,610,000   AMR Holding Company/Emcare
                Holding Company -- 144A,
                10.00%, 02/15/15.............     1,726,725
    890,000   Aventine Renewable Energy
                Holdings, Inc. -- 144A,
                Floating Rate,
                10.49%, 12/15/11(b)..........       925,600
    535,000   Borden US Finance/Nova
                Scotia -- 144A,
                9.00%, 07/15/14..............       532,325
    485,000   CCM Merger, Inc. -- 144A,
                8.00%, 08/01/13..............       468,025
  1,200,000   Chukchansi Economic Development
                Authority -- 144A, Floating
                Rate, 8.06%, 11/15/12(i).....     1,230,000
    450,000   CPI Holdco, Inc.,
                Floating Rate, 9.67%,
                02/01/15(i)..................       445,185
  1,381,000   Crystal US Holdings 3 LLC/
                Crystal US Sub 3
                Corp. -- Series B,
                zero coupon, 10/01/14(f).....     1,011,583
  1,650,000   Digicel, Ltd. -- 144A
                (Jamaica), 9.25%, 09/01/12...     1,703,625
  1,375,000   Galaxy Entertainment
                Finance -- 144A,
                9.88%, 12/15/12..............     1,402,500
  1,000,000   Galaxy Entertainment
                Finance -- 144A, Floating
                Rate, 9.66%, 12/15/10(i).....     1,020,000
    673,000   Interline Brands, Inc., 11.50%,
                05/15/11.....................       753,760
  1,810,000   Marquee Holdings, Inc.,
                zero coupon, 08/15/14(f).....     1,162,925
  2,625,000   MDP Acquisitions PLC (Ireland),
                9.63%, 10/01/12..............     2,638,125

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SPECIAL PURPOSE ENTITY (CONTINUED)
$ 1,090,000   Milacron Escrow Corp., 11.50%,
                05/15/11.....................  $    937,400
  1,605,817   NSP Holdings/Cap Corp., 11.75%,
                01/01/12(j)(l)...............     1,583,737
  1,880,000   Rainbow National Services
                LLC -- 144A,
                8.75%, 09/01/12..............     2,011,600
  2,670,000   Rainbow National Services
                LLC -- 144A,
                10.38%, 09/01/14.............     3,003,750
    100,000   Standard Aero Holdings, Inc.,
                8.25%, 09/01/14..............        82,500
  3,535,000   UGS Corp.,
                10.00%, 06/01/12.............     3,870,824
  2,465,000   Universal City Development
                Partners, Ltd.,
                11.75%, 04/01/10.............     2,776,206
  2,035,000   Universal City Florida,
                Floating Rate,
                9.00%, 05/01/10(b)...........     2,055,350
  1,530,000   Vanguard Health Holding Company
                II,
                9.00%, 10/01/14..............     1,633,275
                                               ------------
                                                 33,184,645
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 7.9%
    345,000   Airgate PCS, Inc., Floating
                Rate, 7.90%, 10/15/11(b).....       357,938
  1,160,000   Centennial Cellular/
                Communications, 10.13%,
                06/15/13.....................     1,267,300
    885,000   Centennial Communications
                Corp. -- 144A, 10.00%,
                01/01/13.....................       898,275
    885,000   Centennial Communications
                Corp. -- 144A, Floating Rate,
                10.25%, 01/01/13(b)..........       891,638
    585,000   General Cable Corp., 9.50%,
                11/15/10.....................       623,025
    851,000   Inmarsat Finance PLC (United
                Kingdom),
                7.63%, 06/30/12..............       881,849
  2,520,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda), Floating Rate,
                8.70%, 01/15/12(i)...........     2,573,549
  4,435,000   Intelsat Bermuda, Ltd.
                (Bermuda), 5.25%, 11/01/08...     4,063,568
  1,000,000   IWO Holdings, Inc., 14.00%,
                01/15/11(g)(l)...............            --
    765,000   IWO Holdings, Inc.,
                zero coupon, 01/15/15(f).....       556,538

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$   185,000   IWO Holdings, Inc.,
                Floating Rate, 7.90%,
                01/15/12(b)..................  $    192,863
  3,145,000   LCI International, Inc., 7.25%,
                06/15/07.....................     3,176,449
  1,730,000   New Skies Satellites NV (the
                Netherlands),
                9.13%, 11/01/12..............     1,857,587
    645,000   New Skies Satellites NV (the
                Netherlands), Floating Rate,
                9.57%, 11/01/11(i)...........       674,025
  3,095,000   Nortel Networks Corp. (Canada),
                4.25%, 09/01/08..............     2,917,037
    485,000   NTL Cable PLC (United Kingdom),
                8.75%, 04/15/14..............       509,250
  1,780,000   Qwest Capital Funding, Inc.,
                7.75%, 08/15/06..............     1,806,700
    300,000   Qwest Capital Funding, Inc.,
                6.38%, 07/15/08..............       299,250
    460,000   Qwest Communications
                International,
                7.25%, 02/15/11..............       471,500
  2,405,000   Qwest Communications
                International -- 144A, 7.50%,
                02/15/14.....................     2,483,162
  1,035,000   Qwest Corp.,
                7.88%, 09/01/11..............     1,120,388
    110,000   Qwest Corp.,
                7.20%, 11/10/26..............       107,250
    470,000   Qwest Corp. -- 144A, 7.63%,
                06/15/15.....................       505,250
    580,000   Rogers Wireless, Inc. (Canada),
                8.00%, 12/15/12..............       616,975
  1,130,000   Rogers Wireless, Inc. (Canada),
                7.50%, 03/15/15..............     1,226,050
  1,065,000   Rogers Wireless, Inc. (Canada),
                Floating Rate, 7.62%,
                12/15/10(b)..................     1,104,938
     39,000   SBA Telecommunications, Inc.,
                zero coupon, 12/15/11(f).....        36,368
    450,000   Telemig Celular Participacoes
                SA/ Amazonia Cel -- 144A
                (Brazil), 8.75%, 01/20/09....       481,500
  1,590,000   Ubiquitel Operating Company,
                9.88%, 03/01/11..............     1,768,875
                                               ------------
                                                 33,469,097
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TRANSPORTATION -- 1.1%
$   497,000   H-Lines Finance Holding,
                zero coupon, 04/01/13(f).....  $    413,753
  1,277,000   Horizon Lines LLC, 9.00%,
                11/01/12.....................     1,350,428
    610,000   Quality Distribution,
                LLC/Quality QD Capital Corp.,
                Floating Rate, 8.65%,
                01/15/12(b)..................       583,313
  1,535,000   TFM, SA de CV -- 144A (Mexico),
                9.38%, 05/01/12..............     1,688,499
    385,000   TFM, SA de CV (Mexico), 12.50%,
                06/15/12.....................       440,825
                                               ------------
                                                  4,476,818
                                               ------------
              UTILITIES -- 3.4%
    553,000   AES Corp.,
                9.38%, 09/15/10..............       606,918
    400,000   AES Corp. -- 144A, 8.75%,
                05/15/13.....................       437,500
    310,000   AES Corp. -- 144A, 9.00%,
                05/15/15.....................       341,000
    482,239   AES Eastern Energy,
                Series 99-A,
                9.00%, 01/02/17..............       545,231
  1,305,000   Inergy LP/ Inergy Finance
                Corp., 6.88%, 12/15/14.......     1,194,075
  3,350,000   Mirant North America
                LLC -- 144A,
                7.38%, 12/31/13..............     3,404,437
  2,750,000   Mission Energy Holding Company,
                13.50%, 07/15/08.............     3,203,750
    488,000   Nevada Power Company, 9.00%,
                08/15/13.....................       539,854
    698,000   NRG Energy, Inc., 8.00%,
                12/15/13.....................       781,760
  2,015,000   Orion Power Holdings, Inc.,
                12.00%, 05/01/10.............     2,287,025
    980,000   Verasun Energy Corp. -- 144A,
                9.88%, 12/15/12..............       999,600
                                               ------------
                                                 14,341,150
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $372,716,374)..........   372,752,230
                                               ------------
              LOAN PARTICIPATIONS -- 2.1%
  1,200,000   BLB WorldWide Holdings Corp.,
                7.83%, 06/30/12..............     1,224,750
  3,260,000   HIT Entertainment, Inc.,
                Tranche LN 227525, 9.17%,
                02/05/13.....................     3,276,708
  2,300,000   Masonite International Corp.,
                10.38%, 10/06/06.............     2,300,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              LOAN PARTICIPATIONS (CONTINUED)
$   240,529   Resort International
                Hotel/Casino, Tranche LN
                2030007,
                12.03%, 03/22/13.............  $    237,221
  1,536,316   Toys R Us, Inc., LN 224666,
                9.43%, 07/21/06..............     1,537,757
                                               ------------
              TOTAL LOAN PARTICIPATIONS (Cost
                $8,558,345)..................     8,576,436
                                               ------------
  SHARES
  ------
              COMMON STOCKS -- 0.8%
              FINANCIAL SERVICES -- 0.0%
  1,745,000   Trump Atlantic City(l).........        67,183
                                               ------------
              LEISURE AND RECREATION -- 0.5%
      1,100   Shreveport Gaming Holdings,
                Inc.(l)......................        19,635
    109,444   Trump Entertainment Resorts,
                Inc.*........................     2,203,107
                                               ------------
                                                  2,222,742
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.3%
     11,585   Crown Castle International
                Corp.*.......................       311,752
     34,860   New Skies Satellites Holdings,
                Ltd. (Bermuda)...............       758,903
                                               ------------
                                                  1,070,655
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $2,244,389)..................     3,360,580
                                               ------------
              CONVERTIBLE PREFERRED STOCKS -- 1.1%
              OIL, COAL AND GAS -- 0.5%
      5,273   Chesapeake Energy
                Corp. -- 144A, 5.00%.........       556,302
     11,700   Chesapeake Energy Corp.,
                4.50%........................     1,129,167
      2,400   Chesapeake Energy Corp.,
                5.00%........................       470,700
                                               ------------
                                                  2,156,169
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.5%
     38,375   Crown Castle International
                Corp., 6.25%.................     2,024,281
                                               ------------
              UTILITIES -- 0.1%
        245   NRG Energy, Inc. -- 144A,
                4.00%........................       318,469
                                               ------------
              TOTAL CONVERTIBLE PREFERRED
                STOCKS (Cost $3,927,499).....     4,498,919
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              WARRANTS -- 0.1%
      1,125   American Tower Corp., Expires
                08/01/08*....................  $    430,610
      1,000   IPCS, Inc. -- 144A, Expires
                07/15/10*(l).................            --
      1,000   IWO Holdings, Inc., Expires
                01/15/11*(g)(l)..............            --
         84   New World Coffee, Expires
                06/20/06*(l).................             1
      1,000   ONO Finance PLC, (United
                Kingdom), Expires
                03/16/11*(l).................            --
        250   Ubiquitel, Inc. -- 144A,
                Expires 04/15/10*(l).........            --
                                               ------------
              TOTAL WARRANTS
                (Cost $75,402)...............       430,611
                                               ------------
 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.8%
              AEROSPACE AND DEFENSE -- 0.3%
$ 1,305,000   L-3 Communications
                Corp. -- 144A,
                3.00%, 08/01/35..............     1,296,844
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.2%
  1,000,000   XM Satellite Radio Holdings,
                Inc., 1.75%, 12/01/09........       868,750
                                               ------------
              LEISURE AND RECREATION -- 0.2%
    645,000   Kerzner International -- 144A
                (Bahama Islands), 2.38%,
                04/15/24.....................       831,244
                                               ------------
              SEMICONDUCTORS -- 0.1%
    440,000   Amkor Technologies, Inc.,
                5.75%, 06/01/06..............       437,250
                                               ------------
              TOTAL CONVERTIBLE BONDS (Cost
                $3,359,810)..................     3,434,088
                                               ------------
              TOTAL SECURITIES (Cost
                $390,881,819)................   393,052,864
                                               ------------
              REPURCHASE AGREEMENTS -- 5.2%
 21,798,954   With Investors Bank and Trust,
                dated 12/30/05, 3.82%, due
                01/03/06, repurchase proceeds
                at maturity $21,808,206
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                4.29%, due 04/01/33 with a
                value of $22,888,901) (Cost
                $21,798,954).................    21,798,954
                                               ------------
              Total Investments -- 99.7%
                (Cost $412,680,773)..........   414,851,818
              Other assets less
                liabilities -- 0.3%..........     1,175,437
                                               ------------
              NET ASSETS -- 100.0%...........  $416,027,255
                                               ============

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2005

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $412,709,338.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 9,886,166
    Gross unrealized depreciation...........   (7,743,686)
                                              -----------
    Net unrealized appreciation.............  $ 2,142,480
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2005

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS -- 97.3%
               ADVERTISING -- 0.8%
       1,109   Dentsu, Inc.* ..........  $    3,610,938     JPN
     274,271   Publicis Groupe SA......       9,546,458     FRA
                                         --------------
                                             13,157,396
                                         --------------
               AEROSPACE AND DEFENSE -- 0.6%
   1,565,500   Bae Systems PLC.........      10,282,218     BRI
                                         --------------
               AGRICULTURE -- 0.5%
  11,951,000   Chaoda Modern
                Agriculture (Holdings),
                Ltd. ..................       4,970,817     CAY
      26,800   Syngenta AG*............       3,334,576     SWI
                                         --------------
                                              8,305,393
                                         --------------
               AIRLINES -- 0.8%
   2,698,200   Qantas Airways, Ltd. ...       7,991,324     AUS
      88,700   Ryanair Holdings PLC
                (ADR)*(1)..............       4,966,313     IRE
                                         --------------
                                             12,957,637
                                         --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.8%
      51,969   Adidas-Salomon AG.......       9,844,176     GER
     336,700   Benetton Group SpA......       3,834,716     ITA
                                         --------------
                                             13,678,892
                                         --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 6.2%
     252,900   Aisin Seiki Company,
                Ltd. ..................       9,285,259     JPN
     127,500   Alpine Electronics,
                Inc. ..................       1,708,144     JPN
     244,600   DaimlerChrysler AG......      12,492,564     GER
      10,200   Georg Fischer AG........       3,485,256     SWI
   1,726,700   GKN PLC.................       8,555,868     BRI
     117,200   Honda Motor Company,
                Ltd. ..................       6,688,057     JPN
     302,000   Koyo Seiko Company,
                Ltd.*(1)...............       5,620,808     JPN
   1,122,800   Nissan Motor Company,
                Ltd. ..................      11,376,996     JPN
     854,500   Toyota Motor Corp. .....      44,342,561     JPN
     104,788   Valeo SA(1).............       3,896,678     FRA
                                         --------------
                                            107,452,191
                                         --------------
               BANKS -- 20.8%
     369,060   ABN AMRO Holding NV.....       9,651,787     NET
     639,342   Banco Bilbao Vizcaya
                Argentaria SA..........      11,414,308     SPA

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
     927,600   Banco Comercial
                Portugues SA -- Class
                R......................  $    2,558,773     POR
     724,400   Banco Santander Central
                Hispano SA.............       9,562,431     SPA
   2,469,900   Barclays PLC............      25,964,219     BRI
     234,900   BNP Paribas SA..........      19,008,006     FRA
     198,900   Canadian Imperial Bank
                of Commerce(1).........      13,074,067     CDA
     313,238   Commerzbank AG*.........       9,649,321     GER
     432,100   Commonwealth Bank of
                Australia..............      13,542,025     AUS
     597,624   Credit Suisse Group.....      30,471,296     SWI
     169,200   Danske Bank A/S.........       5,960,394     DEN
      19,400   Deutsche Bank AG........       1,881,051     GER
      83,901   Dexia...................       1,934,956     BEL
     250,800   DNB NOR ASA.............       2,675,477     NOR
      89,200   ForeningsSparbanken AB..       2,430,839     SWE
     297,700   Fortis..................       9,498,447     BEL
     708,400   HBOS PLC................      12,102,706     BRI
     135,700   IKB Deutsche
                Industriebank AG(1)....       4,016,381     GER
      69,588   KBC GROEP NV*...........       6,479,599     BEL
     132,200   Laurentian Bank of
                Canada(1)..............       3,872,347     CDA
   2,574,600   Lloyds TSB Group PLC....      21,638,593     BRI
         659   Mitsubishi Tokyo
                Financial Group,
                Inc. ..................       8,940,518     JPN
      70,200   National Australia Bank,
                Ltd. ..................       1,667,421     AUS
     231,600   National Bank of
                Canada(1)..............      12,017,818     CDA
   1,472,300   Nordea Bank AB..........      15,289,162     SWE
     327,700   SanPaolo IMI SpA........       5,125,005     ITA
     857,000   Shinsei Bank, Ltd. .....       4,955,899     JPN
     153,700   Societe Generale........      18,906,208     FRA
     708,066   Standard Chartered PLC..      15,776,047     BRI
     233,700   Suncorp-Metway, Ltd. ...       3,435,076     AUS
   1,208,000   The Sumitomo Trust and
                Banking Company,
                Ltd. ..................      12,342,731     JPN
     356,350   UBS AG..................      33,925,181     SWI
   1,562,145   UniCredito Italiano
                SpA*...................      10,726,656     ITA
                                         --------------
                                            360,494,745
                                         --------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS (CONTINUED)
               BROADCAST SERVICES/MEDIA -- 1.9%
     155,100   Grupo Televisa SA
                (ADR)..................  $   12,485,550     MEX
     742,262   SES Global (FDR)........      12,996,919     LUX
     457,500   Seven Network, Ltd. ....       2,790,472     AUS
     143,800   Vivendi Universal SA....       4,504,678     FRA
                                         --------------
                                             32,777,619
                                         --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.5%
   1,521,000   Marubeni Corp. .........       8,163,760     JPN
                                         --------------
               CHEMICALS -- 1.7%
      45,100   Akzo Nobel NV...........       2,090,371     NET
      17,700   Ciba Specialty Chemicals
                AG.....................       1,144,934     SWI
     264,800   Methanex Corp.(1).......       4,979,593     CDA
   1,102,800   Mitsubishi Chemical
                Holdings Corp.*........       6,947,728     JPN
      26,100   Norsk Hydro ASA*........       2,679,878     NOR
     171,800   Nova Chemicals Corp. ...       5,735,780     CDA
     683,500   Sumitomo Bakelite
                Company, Ltd.(1).......       5,644,881     JPN
                                         --------------
                                             29,223,165
                                         --------------
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 1.3%
     223,075   Dassault Systemes SA....      12,594,858     FRA
     161,800   Integrated Lottery......       2,835,014     GRC
     147,642   Logitech International
                SA*....................       6,938,011     SWI
                                         --------------
                                             22,367,883
                                         --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 2.3%
     353,700   Barratt Developments
                PLC....................       6,000,213     BRI
     139,900   Compagnie de Saint-
                Gobain.................       8,322,787     FRA
     644,700   George Wimpey PLC.......       5,324,190     BRI
     903,100   Hanson PLC..............       9,928,678     BRI
      43,500   Lafarge SA..............       3,913,973     FRA
      91,000   Maeda Road Construction
                Company, Ltd. .........         665,901     JPN
   2,189,400   Pilkington PLC..........       5,612,625     BRI
                                         --------------
                                             39,768,367
                                         --------------
               CONSUMER GOODS AND SERVICES -- 1.5%
     127,298   LVMH Moet Hennessy Louis
                Vuitton SA.............      11,310,643     FRA
     333,859   Reckitt Benckiser PLC...      11,028,565     BRI
     130,093   Swatch Group AG.........       3,935,312     SWI
                                         --------------
                                             26,274,520
                                         --------------

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED OPERATIONS AND SERVICES -- 0.8%
     189,300   BASF AG.................  $   14,502,305     GER
                                         --------------
               ELECTRONICS -- 5.0%
     238,800   AU Optronics Corp.
                (ADR)..................       3,584,388     TWN
   5,125,000   Chi Mei Optoelectroics
                Corp. .................       7,587,620     TWN
     111,200   Fanuc, Ltd. ............       9,438,352     JPN
     209,000   Hosiden Corp.(1)........       2,560,775     JPN
      32,700   Keyence Corp. ..........       9,302,455     JPN
     217,274   Koninklijke (Royal)
                Philips Electronics
                NV.....................       6,752,306     NET
      36,680   LG Electronics, Inc.*...       3,240,366     KOR
     310,000   Matsushita Electric
                Industrial Company,
                Ltd. ..................       5,979,989     JPN
     628,000   Nippon Electric Glass
                Company, Ltd. .........      13,711,789     JPN
      16,582   Samsung Electronics
                Company, Ltd.* ........      10,810,247     KOR
     569,000   Sharp Corp.* ...........       8,655,497     JPN
     810,100   Toshiba Tec Corp. ......       4,375,577     JPN
                                         --------------
                                             85,999,361
                                         --------------
               ENGINEERING -- 0.6%
     385,321   Altran Technologies
                SA*(1).................       4,324,601     FRA
      86,571   SNC-Lavalin Group,
                Inc. ..................       5,682,281     CDA
                                         --------------
                                             10,006,882
                                         --------------
               FINANCIAL SERVICES -- 5.8%
     528,300   Alliance & Leicester
                PLC....................       9,034,865     BRI
     800,900   Bradford & Bingley
                PLC....................       5,656,478     BRI
   1,456,000   Daiwa Securities Group,
                Inc.* .................      16,506,312     JPN
     145,531   Hana Financial Group,
                Inc. ..................       6,651,360     KOR
     226,900   Hitachi Capital
                Corp. .................       4,521,262     JPN
     319,800   Irish Life & Permanent
                PLC....................       6,534,830     IRE
     315,800   Japan Securities Finance
                Company, Ltd. .........       3,636,379     JPN
      69,776   Muenchener
                Rueckversicherungs-
                Gesellschaft AG*.......       9,448,681     GER
     261,000   Namco Bandhai Holdings,
                Inc.*..................       3,815,356     JPN
      99,000   Promise Company,
                Ltd. ..................       6,589,647     JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
     225,700   Sampo Oyj -- Class A....  $    3,933,276     FIN
      38,300   Sanyo Shinpan Finance
                Company, Ltd. .........       2,747,429     JPN
     119,100   Sun Life Financial,
                Inc.(1)................       4,787,770     CDA
     103,500   Takefuji Corp. .........       7,029,593     JPN
   1,522,000   Tokai Tokyo Securities
                Company, Ltd. .........       9,098,317     JPN
                                         --------------
                                             99,991,555
                                         --------------
               FOOD AND BEVERAGE -- 1.9%
     545,800   Asahi Breweries,
                Ltd.(1)................       6,659,653     JPN
      33,189   Nestle SA*..............       9,926,013     SWI
   1,537,300   Northern Foods PLC......       4,007,061     BRI
     130,234   Royal Numico NV*........       5,393,357     NET
     695,700   Tate & Lyle PLC.........       6,738,839     BRI
                                         --------------
                                             32,724,923
                                         --------------
               INSURANCE -- 5.3%
      79,951   Allianz AG*(1)..........      12,110,031     GER
   1,052,600   Aviva PLC...............      12,767,538     BRI
     105,800   CNP Assurances..........       8,342,091     FRA
   1,939,300   Friends Provident PLC...       6,322,792     BRI
     422,900   ING Groep NV............      14,669,670     NET
   1,003,300   Milano Assicurazioni
                SpA*...................       6,859,585     ITA
   3,634,200   Old Mutual PLC..........      10,301,226     BRI
   5,458,900   Royal & Sun Alliance
                Insurance Group PLC....      11,810,487     BRI
      36,300   Zurich Financial
                Services AG............       7,734,865     SWI
                                         --------------
                                             90,918,285
                                         --------------
               INTERNET SERVICES -- 0.5%
     198,900   SOFTBANK Corp.* ........       8,398,881     JPN
                                         --------------
               LEISURE AND RECREATION -- 1.1%
   3,056,391   EMI Group PLC...........      12,751,912     BRI
     304,500   TUI AG(1)...............       6,236,608     GER
                                         --------------
                                             18,988,520
                                         --------------
               MACHINERY -- 2.6%
     109,477   Alstom*.................       6,301,629     FRA
     146,000   Atlas Copco AB -- Class
                A*.....................       3,252,816     SWE
     428,000   Komatsui, Ltd. .........       7,080,409     JPN
     148,400   MAN AG..................       7,920,139     GER

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS (CONTINUED)
               MACHINERY (CONTINUED)
     254,200   Mori Seiki Company,
                Ltd.* .................  $    3,815,102     JPN
      15,900   Rieter Holding AG.......       4,718,999     SWI
      82,500   Saurer AG...............       5,493,512     SWI
     162,400   Stork NV................       6,938,857     NET
                                         --------------
                                             45,521,463
                                         --------------
               MANUFACTURING -- 0.6%
     704,000   Kurabo Industries,
                Ltd. ..................       2,638,470     JPN
     725,000   Nippon Paint Company,
                Ltd. ..................       3,233,561     JPN
      56,702   Siemens AG*.............       4,860,176     GER
                                         --------------
                                             10,732,207
                                         --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES -- 0.6%
     135,184   Essilor International
                SA.....................      10,915,024     FRA
                                         --------------
               METALS AND MINING -- 3.7%
     184,502   Anglo American PLC*.....       6,282,052     BRI
   1,257,100   BlueScope Steel,
                Ltd. ..................       6,423,413     AUS
     109,300   Cameco Corp.(1).........       6,928,527     CDA
     133,700   Companhia Vale do Rio
                Doce (CVRD) (ADR)......       5,500,418     BRA
     137,500   Inco, Ltd. .............       5,990,875     CDA
     331,500   Rautaruukki Oyj.........       8,065,112     FIN
     127,408   Rio Tinto PLC...........       5,819,905     BRI
      78,100   Russel Metals, Inc. ....       1,468,007     CDA
      82,700   Salzgitter AG...........       4,465,608     GER
     308,300   Sims Group, Ltd.* ......       3,968,819     AUS
     396,900   ThyssenKrupp AG(1)......       8,279,459     GER
       7,653   voestalpine AG*.........         771,492     AST
      22,569   Xstrata PLC.............         528,088     BRI
                                         --------------
                                             64,491,775
                                         --------------
               OFFICE EQUIPMENT -- 0.2%
   3,314,500   TPV Technology, Ltd. ...       3,248,818     HNG
                                         --------------
               OIL, COAL AND GAS -- 7.7%
   1,176,600   BP PLC..................      12,530,666     BRI
   2,182,200   Cosmo Oil Company,
                Ltd. ..................      10,917,014     JPN
     807,052   Eni SpA.................      22,386,635     ITA
     193,800   Fording Canadian Coal
                Trust(1)...............       6,705,352     CDA
     147,900   Husky Energy, Inc. .....       7,506,645     CDA
     485,000   Nippon Oil Corp. .......       3,762,878     JPN
   2,114,000   Osaka Gas Company,
                Ltd. ..................       7,295,527     JPN
     287,000   Repsol YPF SA...........       8,382,355     SPA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)
     887,700   Royal Dutch Shell PLC --
                Class B................  $   28,377,009     BRI
     145,200   Suncor Energy, Inc. ....       9,158,298     CDA
      61,400   Total SA -- Class B.....      15,425,128     FRA
                                         --------------
                                            132,447,507
                                         --------------
               PAPER AND FOREST PRODUCTS -- 0.4%
     660,000   Hokuetsu Paper Mills,
                Ltd. ..................       3,413,745     JPN
     301,800   Norbord, Inc. ..........       3,180,395     CDA
                                         --------------
                                              6,594,140
                                         --------------
               PHARMACEUTICALS/RESEARCH AND DEVELOPMENT -- 3.8%
     207,700   Eisai Company, Ltd. ....       8,717,641     JPN
     173,800   GlaxoSmithKline PLC.....       4,392,646     BRI
     144,809   Merck KGaA*.............      11,992,184     GER
      79,077   Roche Holding AG*.......      11,873,134     SWI
      16,297   Serono SA -- Class B*...      12,985,016     SWI
      91,000   Shionogi & Company,
                Ltd.* .................       1,281,647     JPN
     476,000   Tanabe Seiyaku Company,
                Ltd. ..................       4,625,395     JPN
     210,700   Teva Pharmaceutical
                Industries, Ltd.
                (ADR)(1)...............       9,062,207     ISR
                                         --------------
                                             64,929,870
                                         --------------
               PRINTING AND PUBLISHING -- 0.1%
     126,000   Quebecor World,
                Inc.(1)................       1,703,918     CDA
                                         --------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 0.6%
   2,688,000   Shun Tak Holdings,
                Ltd.* .................       2,478,729     HNG
      54,912   Unibail.................       7,307,160     FRA
                                         --------------
                                              9,785,889
                                         --------------
               RETAIL -- 2.2%
   2,966,129   Carphone Warehouse PLC..      14,135,934     BRI
   1,912,500   Dixons Group PLC........       5,388,122     BRI
     168,300   Hudson's Bay Company....       2,145,646     CDA
     590,900   JJB Sports PLC..........       1,786,751     BRI
   1,566,764   Kingfisher PLC*.........       6,395,352     BRI
      54,262   PPR SA*(1)..............       6,112,510     FRA
      10,300   Valora Holding AG.......       1,996,823     SWI
                                         --------------
                                             37,961,138
                                         --------------
               RETAIL: SUPERMARKETS -- 0.6%
     223,480   Seven & I Holdings
                Company, Ltd...........       9,569,458     JPN
                                         --------------

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS (CONTINUED)
               RUBBER PRODUCTS -- 0.6%
     383,200   JSR Corp.* .............  $   10,072,667     JPN
                                         --------------
               SEMICONDUCTORS -- 0.4%
     317,933   ASML Holding NV*........       6,361,175     NET
                                         --------------
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 5.9%
     366,200   America Movil SA de
                CV -- Series L (ADR)...      10,715,012     MEX
   4,355,600   BT Group PLC............      16,692,461     BRI
     277,800   Deutsche Telekom AG*....       4,630,735     GER
     159,600   Elcoteq Network Corp. --
                Class A................       3,807,351     FIN
     110,820   Eutelsat
                Communications*........       1,587,518     FRA
   1,765,000   MobileOne, Ltd. ........       2,250,504     SIN
       3,600   Nippon Telegraph and
                Telephone Corp. .......      16,361,555     JPN
     690,750   Nokia Oyj*..............      12,634,684     FIN
       2,262   NTT DoCoMo, Inc. .......       3,452,410     JPN
      89,000   Research In Motion,
                Ltd.*..................       5,874,890     CDA
      20,800   Swisscom AG(1)..........       6,565,047     SWI
      96,700   TDC A/S.................       5,792,487     DEN
   3,224,000   Telefonaktiebolaget LM
                Ericsson -- Class B....      11,078,759     SWE
                                         --------------
                                            101,443,413
                                         --------------
               TOOLS -- 0.3%
     308,000   Hitachi Koki Company,
                Ltd. ..................       5,097,859     JPN
                                         --------------
               TRANSPORTATION -- 1.9%
      32,800   Canadian Pacific
                Railway, Ltd. .........       1,374,414     CDA
         461   East Japan Railway
                Company*...............       3,170,145     JPN
      24,672   Kuehne & Nagel
                International AG.......       6,956,339     SWI
   2,535,000   Neptune Orient Lines,
                Ltd. ..................       5,122,906     SIN
   1,508,100   Orient Overseas
                International, Ltd. ...       5,115,401     BER
     319,446   Toll Holdings, Ltd.* ...       3,489,369     AUS
     408,000   Yamato Transport
                Company, Ltd. .........       6,766,846     JPN
                                         --------------
                                             31,995,420
                                         --------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

   SHARES                                    VALUE        COUNTRY
   ------                                --------------   -------
               COMMON STOCKS (CONTINUED)
               UTILITIES -- 4.4%
     118,900   Chubu Electric Power
                Company, Inc. .........  $    2,832,993     JPN
     613,500   Endesa SA...............      16,138,888     SPA
   1,130,300   Energias de Portugal
                SA.....................       3,479,222     POR
     314,200   Hokkaido Electric Power
                Company, Inc. .........       6,394,031     JPN
     676,300   Kelda Group PLC.........       9,006,064     BRI
     245,100   Shikoku Electric Power
                Company, Inc.(1).......       4,998,224     JPN
     147,300   Suez SA.................       4,586,417     FRA
     954,800   Toho Gas Company,
                Ltd. ..................       3,829,401     JPN
     239,900   Union Fenosa SA.........       8,926,673     SPA
     548,800   United Utilities PLC....       6,335,652     BRI
     195,800   Veolia Environment*.....       8,864,323     FRA
                                         --------------
                                             75,391,888
                                         --------------
               TOTAL COMMON STOCKS
                (Cost
                $1,378,836,104)........   1,674,698,127
                                         --------------
               WARRANTS -- 0.2%
               FINANCIAL SERVICES
     553,800   Citigroup-CW09 Bharti
                Televen* (Cost
                $4,170,679)............       4,157,654     LUX
                                         --------------
               RIGHTS -- 0.0%
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT
     390,900   TI Automotive, Ltd. --
                Class A*(l) (Cost $0)..              --     BRI
                                         --------------
 PRINCIPAL
 ---------
               SECURITIES LENDING COLLATERAL -- 6.9%
$118,326,135   Securities Lending
                Collateral Investment
                (Note 4) (Cost
                $118,326,135)..........     118,326,135     USA
                                         --------------
               TOTAL SECURITIES (Cost
                $1,501,332,918)........   1,797,181,916
                                         --------------

 PRINCIPAL                                   VALUE        COUNTRY
 ---------                               --------------   -------
               REPURCHASE AGREEMENTS -- 1.8%
$ 31,033,338   With Investors Bank and
                Trust, dated 12/30/05,
                3.82%, due 01/03/06,
                repurchase proceeds at
                maturity $31,046,510
                (Collateralized by
                Fannie Mae Adjustable
                Rate Mortgage, 4.31%,
                due 08/01/34, with a
                value of $17,368,106
                and Small Business
                Administration, 7.13%,
                due 08/25/28 with a
                value of $15,216,899)
                (Cost $31,033,338).....  $   31,033,338     USA
                                         --------------
               Total
                Investments -- 106.2%
                (Cost
                $1,532,366,256)........   1,828,215,254
               Liabilities less other
                assets -- (6.2)%.......    (106,429,105)
                                         --------------
               NET ASSETS -- 100.0%....  $1,721,786,149
                                         ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2005 is $1,538,681,068.

The following amounts are based on cost for federal income tax purposes:

        Gross unrealized appreciation....  $302,643,048
        Gross unrealized depreciation....   (13,108,862)
                                           ------------
        Net unrealized appreciation......  $289,534,186
                                           ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2005

                                         PERCENT OF TOTAL
COUNTRY COMPOSITION                    INVESTMENTS AT VALUE
-------------------                    --------------------
Australia (AUS)......................           2.37%
Austria (AST)........................           0.04
Belgium (BEL)........................           0.98
Bermuda (BER)........................           0.46
Brazil (BRA).........................           0.30
Canada (CDA).........................           5.59
Cayman Islands (CAY).................           0.27
Denmark (DEN)........................           0.64
Finland (FIN)........................           1.56
France (FRA).........................           9.07
Germany (GER)........................           6.69
Greece (GRC).........................           0.15
Hong Kong (HNG)......................           0.14
Ireland (IRE)........................           0.63
Israel (ISR).........................           0.50
Italy (ITA)..........................           2.68
Japan (JPN)..........................          20.93
Luxembourg (LUX).....................           0.94
Mexico (MEX).........................           1.27
Norway (NOR).........................           0.29
Portugal (POR).......................           0.33
Singapore (SIN)......................           0.40
South Korea (KOR)....................           1.13
Spain (SPA)..........................           2.98
Sweden (SWE).........................           1.75
Switzerland (SWI)....................           8.31
Taiwan (TWN).........................           0.61
The Netherlands (NET)................           2.84
United Kingdom (BRI).................          17.98
United States (USA)..................           8.17
                                              ------
TOTAL PERCENTAGE.....................         100.00%
                                              ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                            PORTFOLIO OF INVESTMENTS

              SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS
                               DECEMBER 31, 2005

Footnotes:

*     Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. It may be resold in a transaction exempt from registration, normally to qualified institutional buyers.

(1)   All or part of this security is on loan.

(2) Security is segregated as collateral for foreign currency forward contracts sold.

(a)   Variable rate security. The rate shown was in effect at December 31, 2005.

(b) Quarterly reset provision. The rate shown was in effect at December 31, 2005.

(c) Monthly reset provision. The rate shown was in effect at December 31, 2005.

(d) Security is segregated as collateral for written options and/or short sales.

(e)   Security is segregated as initial margin for futures contracts.

(f) Represents a zero coupon bond which will convert to an interest bearing security at a later date.

(g)   Bond is in default.

(h) Variable rate security. Interest rate is based on the credit rating of the issuer. The rate shown was in effect at December 31, 2005.

(i) Floating rate security. The interest rate is subject to change semi-annually based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2005.

(j) PIK ("Payment-In-Kind") bond. These bonds pay interest in the form of additional bonds.

(k) Security was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.

(l)   Fair valued at December 31, 2005.

      Following are the market values (as determined by fair valuation) and the corresponding percentage of Portfolio net assets of all fair valued securities at December 31, 2005.

                FUND             MARKET VALUE   PERCENTAGE
                ----             ------------   ----------
      High Quality Bond
        Portfolio                 $7,657,763       1.0%
      High Yield Bond Portfolio    2,566,229       0.6%

(m) Principal amount shown for this debt security is denominated in Australian Dollars.

(n) Principal amount shown for this debt security is denominated in Canadian Dollars.

(o)   Principal amount shown for this debt security is denominated in Euros.

(p)   Principal amount shown for this debt security is denominated in Japanese
      Yen.

(q)   Principal amount shown for this debt security is denominated in Mexican
      Pesos.

(r) Principal amount shown for this debt security is denominated in New Zealand Dollars.

(s)   Principal amount shown for this debt security is denominated in Swedish
      Krona.
Abbreviations:

ADR American Depository Receipt.

FDR Foreign Depository Receipt.

GDR Global Depository Receipt.

TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
---------------

    - Securities issued by companies registered outside the United States are denoted with their domestic country in parenthesis.

    - Footnotes and abbreviations may or may not appear in each portfolio of investments.

    - Fixed income securities designated as "perpetual" are securities that make (or are scheduled to make) a steady payment of interest. They do not have a maturity date, and the interest payments are indefinite.

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                             PORTFOLIO COMPOSITION
                               DECEMBER 31, 2005

The following charts summarize the portfolio composition of each Series by asset type.

MONEY MARKET SERIES
Commercial Paper................................    37.6%
Short Term Corporate Notes......................    17.9
Yankee Certificates of Deposit..................    15.3
Short Term US Government Agency Securities......    12.4
Repurchase Agreements/Cash Equivalents..........     8.5
Domestic Certificates of Deposit................     6.5
Medium Term Corporate Notes.....................     1.7
Other assets less liabilities...................     0.1
                                                   -----
                                                   100.0%
                                                   =====
HIGH QUALITY BOND SERIES
Corporate Bonds and Notes.......................    70.7%
US Government Agency Securities.................    20.9
Short Term US Government Agency Securities......     3.8
US Treasury Securities..........................     2.5
Securities Lending Collateral...................     1.3
Foreign Government Obligations..................     1.2
Repurchase Agreements/Cash Equivalents..........     0.3
Liabilities less other assets...................    (0.7)
                                                   -----
                                                   100.0%
                                                   =====
INTERMEDIATE GOVERNMENT BOND SERIES
US Treasury Securities..........................    38.8%
US Government Agency Securities.................    24.4
Securities Lending Collateral...................    23.0
Corporate Bonds and Notes.......................    15.5
Repurchase Agreements/Cash Equivalents..........    12.0
Liabilities less other assets...................   (13.7)
                                                   -----
                                                   100.0%
                                                   =====
CORE BOND SERIES
Corporate Bonds and Notes.......................    40.4%
US Government Agency Securities.................    39.8
US Treasury Securities..........................    28.5
Securities Lending Collateral...................    10.1
Short Term US Government Agency Securities......     7.4
Foreign Government Obligations..................     2.2
Repurchase Agreements/Cash Equivalents..........     1.0
Short Term Corporate Notes......................     0.6
Call Options Written............................    (0.0)*
Put Options Written.............................    (0.0)*
Securities Sold Short...........................    (8.1)
Liabilities less other assets...................   (21.9)
                                                   -----
                                                   100.0%
                                                   =====
TOTAL RETURN BOND SERIES
Corporate Bonds and Notes.......................    41.0%
US Government Agency Securities.................    37.3
US Treasury Securities..........................    29.1
Repurchase Agreement/Cash Equivalents...........    15.2
Foreign Government Obligations..................     4.7
Preferred Stocks................................     1.0
Convertible Preferred Stocks....................     0.3
Municipal Bonds.................................     0.1
Liabilities less other assets...................   (28.7)
                                                   -----
                                                   100.0%
                                                   =====
BALANCED SERIES
Common Stocks...................................    64.1%
Corporate Bonds and Notes.......................    17.4
US Government Agency Securities.................    14.5
US Treasury Securities..........................     5.8
Repurchase Agreements/Cash Equivalents..........     4.5
Securities Lending Collateral...................     3.9
Foreign Government Obligations..................     2.1
Preferred Stock.................................     0.4
Convertible Preferred Stock.....................     0.1
Short Term Corporate Notes......................     0.1
Municipal Bonds.................................     0.0*
Liabilities less other assets...................   (12.9)
                                                   -----
                                                   100.0%
                                                   =====
VALUE & INCOME SERIES
Common Stocks...................................    97.7%
Securities Lending Collateral...................    10.2
Repurchase Agreements/Cash Equivalents..........     2.5
Liabilities less other assets...................   (10.4)
                                                   -----
                                                   100.0%
                                                   =====
VALUE SERIES
Common Stocks...................................    97.0%
Repurchase Agreements/Cash Equivalents..........    10.4
Liabilities less other assets...................    (7.4)
                                                   -----
                                                   100.0%
                                                   =====
GROWTH & INCOME SERIES
Common Stocks...................................    99.0%
Securities Lending Collateral...................     8.5
Repurchase Agreements/Cash Equivalents..........     0.8
Liabilities less other assets...................    (8.3)
                                                   -----
                                                   100.0%
                                                   =====

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                       PORTFOLIO COMPOSITION (CONTINUED)
                               DECEMBER 31, 2005

The following charts summarize the portfolio composition of each Series by asset type.

EQUITY GROWTH SERIES
Common Stocks...................................    98.9%
Securities Lending Collateral...................     8.6
Repurchase Agreements/Cash Equivalents..........     1.2
Liabilities less other assets...................    (8.7)
                                                   -----
                                                   100.0%
                                                   =====
MID-CAP VALUE SERIES
Common Stocks...................................    96.0%
Securities Lending Collateral...................    11.7
Repurchase Agreements/Cash Equivalents..........     4.7
Liabilities less other assets...................   (12.4)
                                                   -----
                                                   100.0%
                                                   =====
MID-CAP GROWTH SERIES
Common Stock....................................    97.7%
Securities Lending Collateral...................    21.1
Repurchase Agreements/Cash Equivalents..........     3.4
Liabilities less other assets...................   (22.2)
                                                   -----
                                                   100.0%
                                                   =====
SMALL-CAP VALUE SERIES
Common Stocks...................................    95.6%
Securities Lending Collateral...................    25.2
Repurchase Agreements/Cash Equivalents..........     4.8
Liabilities less other assets...................   (25.6)
                                                   -----
                                                   100.0%
                                                   =====
SPECIAL EQUITY SERIES
Common Stocks...................................    97.5%
Securities Lending Collateral...................    20.0
Repurchase Agreements/Cash Equivalents..........     2.9
Short Term US Treasury Securities...............     0.1
Liabilities less other assets...................   (20.5)
                                                   -----
                                                   100.0%
                                                   =====
SMALL-CAP GROWTH SERIES
Common Stocks...................................    96.2%
Securities Lending Collateral...................     6.3
Repurchase Agreements/Cash Equivalents..........     5.1
Liabilities less other assets...................    (7.6)
                                                   -----
                                                   100.0%
                                                   =====
AGGRESSIVE EQUITY SERIES
Common Stocks...................................    99.5%
Securities Lending Collateral...................     9.7
Repurchase Agreements/Cash Equivalents..........     0.6
Liabilities less other assets...................    (9.8)
                                                   -----
                                                   100.0%
                                                   =====
HIGH YIELD BOND SERIES
Corporate Bonds and Notes.......................    89.6%
Repurchase Agreements/Cash Equivalents..........     5.2
Loan Participations.............................     2.1
Convertible Preferred Stocks....................     1.1
Common Stocks...................................     0.8
Convertible Bonds...............................     0.8
Warrants........................................     0.1
Other assets less liabilities...................     0.3
                                                   -----
                                                   100.0%
                                                   =====
INTERNATIONAL EQUITY SERIES
Common Stocks...................................    97.3%
Securities Lending Collateral...................     6.9
Repurchase Agreements/Cash Equivalents..........     1.8
Warrants........................................     0.2
Rights..........................................     0.0*
Liabilities less other assets...................    (6.2)
                                                   -----
                                                   100.0%
                                                   =====

---------------

* Amount rounds to less than 0.05%.

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of eighteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the Total Return Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Value Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Mid-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Value Portfolio, the Special Equity Portfolio, the Small-Cap Growth Portfolio, the Aggressive Equity Portfolio, the High Yield Bond Portfolio, and the International Equity Portfolio (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

The investment objectives of each Series are as follows:

Money Market -- The Series' goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

High Quality Bond -- The Series' goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

Intermediate Government Bond -- The Series' goal is to provide as high a level of current income as is consistent with the preservation of capital.

Core Bond -- The Series' goal is to achieve maximum total return.

Total Return Bond -- The Series' goal is to maximize long term total return.

Balanced -- The Series' goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Value & Income -- The Series' goal is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

Value -- The Series' goal is to provide capital appreciation. Dividend income is a secondary goal.

Growth & Income -- The Series' goal is to provide capital appreciation and current income.

Equity Growth -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Mid-Cap Value -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Mid-Cap Growth -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small-Cap Value -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Special Equity -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

Small-Cap Growth -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

                        DIVERSIFIED INVESTORS PORTFOLIOS

1. ORGANIZATION AND BUSINESS (CONTINUED)

Aggressive Equity -- The Series' goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

High Yield Bond -- The Series' goal is to provide a high level of current income.

International Equity -- The Series' goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION:

Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Bonds are valued at the mean of the last available bid and asked prices by an independent pricing service. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the last settlement price on the exchange on which they are traded. When valuations are not readily available, securities will be valued at their fair value as determined by the Board of Trustees. Unlisted securities are valued at the last sales price provided by an independent pricing agent or the principal market maker.

Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the calculation of net asset value when the investment advisor deems that the particular event or circumstance would materially affect its asset value. In accordance with procedures adopted by the Board of Trustees, the International Equity Series applies fair value pricing on a daily basis for all non-US and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Series' investment advisor determines that use of another valuation methodology is appropriate.

     B. REPURCHASE AGREEMENTS:

Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series' investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. FOREIGN CURRENCY TRANSLATION:

The accounting records of each Series are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to US dollars based on the prevailing exchange rates each business day. Income, expenses, purchases, and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

Each Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward and spot contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series' books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward and spot contracts, resulting from changes in the prevailing exchange rates.

     D. FOREIGN CURRENCY FORWARD AND SPOT CONTRACTS:

Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts and spot contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with those series that participate in such contracts. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A spot contract is also an agreement to buy and sell a currency, but will settle within a week or less from the date it is entered into. The market value of a foreign currency forward or spot contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts and spot contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward contract or spot contract is extinguished, through delivery or by entering into another offsetting foreign currency forward contract or spot contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar. The Series will segregate securities as collateral for their forward sale contracts. The segregated securities are identified within each Series' Portfolio of Investments.

As of December 31, 2005, the Core Bond Series, Total Return Bond Series, Balanced Series, High Yield Bond Series and International Equity Series each had outstanding foreign currency forward and/or spot contracts as listed in Note 10.

     E. WRITTEN OPTIONS:

Each Series, with the exception of the Money Market Series, may write or purchase options for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. These options are settled for cash and subject the Series to unlimited risk of loss. The Series, however, are not subject to credit risk on written options, as the counterparty has already performed its obligation by paying the premium at the

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

inception of the contract. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

Transactions in options written for the year ended December 31, 2005 were as follows:

                                                            CORE BOND           TOTAL RETURN BOND
                                                     -----------------------   --------------------
                                                      NUMBER OF                NUMBER OF
                                                      CONTRACTS    PREMIUMS    CONTRACTS   PREMIUMS
                                                     -----------   ---------   ---------   --------
Written call options outstanding at December 31,
  2004.............................................           --   $      --        --     $     --
Call options written...............................          680     357,250        65       22,035
Call options terminated in closing purchase
  transactions.....................................         (508)   (258,747)      (65)     (22,035)
Call options expired...............................           --          --        --           --
                                                     -----------   ---------     -----     --------
Written call options outstanding at December 31,
  2005.............................................          172   $  98,503        --     $     --
                                                     ===========   =========     =====     ========
Written put options outstanding at December 31,
  2004.............................................           --   $      --        --     $     --
Put options written................................   65,900,793     714,202        84       35,736
Put options terminated in closing purchase
  transactions.....................................  (65,900,621)   (626,390)      (84)     (35,736)
Put options expired................................           --          --        --           --
                                                     -----------   ---------     -----     --------
Written put options outstanding at December 31,
  2005.............................................          172   $  87,812        --     $     --
                                                     ===========   =========     =====     ========

                                                             BALANCED             EQUITY GROWTH
                                                      ----------------------   --------------------
                                                      NUMBER OF                NUMBER OF
                                                      CONTRACTS    PREMIUMS    CONTRACTS   PREMIUMS
                                                      ----------   ---------   ---------   --------
Written call options outstanding at December 31,
  2004..............................................          --   $      --       --      $     --
Call options written................................         224      82,542      128        21,418
Call options terminated in closing purchase
  transactions......................................        (224)    (82,542)      --            --
Call options expired................................          --          --       --            --
Call options exercised..............................          --          --     (128)      (21,418)
                                                      ----------   ---------     ----      --------
Written call options outstanding at December 31,
  2005..............................................          --   $      --       --      $     --
                                                      ==========   =========     ====      ========
Written put options outstanding at December 31,
  2004..............................................          --   $      --       --      $     --
Put options written.................................   5,650,262     135,102       --            --
Put options terminated in closing purchase
  transactions......................................  (5,650,262)   (135,102)      --            --
Put options expired.................................          --          --       --            --
                                                      ----------   ---------     ----      --------
Written put options outstanding at December 31,
  2005..............................................          --   $      --       --      $     --
                                                      ==========   =========     ====      ========

     F. FUTURES CONTRACTS:

Each Series, with the exception of the Money Market Series, may enter into futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the market value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or losses reflected in the Series' Statement of Assets and Liabilities.

Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Series to unlimited risk of loss. The Series may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series' credit risk is limited to failure of the exchange or board of trade.

Open futures contracts as of December 31, 2005:

                                                                                       VALUE AS OF    NET UNREALIZED
                       NUMBER OF                                        EXPIRATION     DECEMBER 31,   APPRECIATION/
SERIES                 CONTRACTS             DESCRIPTION                   DATE            2005       (DEPRECIATION)
---------------------  ---------   --------------------------------   --------------   ------------   --------------
Core Bond............   135 Long   90 Day Euro Future                 March 2007       $32,146,875      $  20,651
                        135 Long   90 Day Euro Future                 June 2007         32,151,938         25,829
                        135 Long   90 Day Euro Future                 September 2007    32,151,938         28,703
                         97 Long   US Treasury Notes 2 Year Future    March 2006        19,903,188         27,692
                          4 Long   US Treasury Notes 10 Year Future   March 2006           437,625          5,440
                        373 Long   US Long Bond Future                March 2006        42,591,938        808,897
                       413 Short   Euro-Bobl Future                   March 2006        46,631,830         10,724
                       921 Short   US Treasury Notes 5 Year Future    March 2006        97,942,594       (382,439)
                                                                                                        ---------
                                                                                                        $ 545,497
                                                                                                        =========
Total Return Bond....     5 Long   90 Day Euro Future                 March 2006       $ 1,190,313      $  (4,438)
                          8 Long   90 Day Euro Future                 June 2006          1,903,100            (37)
                         15 Long   90 Day Euro Future                 September 2006     3,568,500          3,875
                         26 Long   US Treasury Notes 5 Year Future    March 2006         2,764,938          7,339
                          4 Long   US Long Bond Future                March 2006           456,750          9,480
                         2 Short   US Treasury Notes 2 Year Future    March 2006           410,375            552
                         5 Short   US Treasury Notes 10 Year Future   March 2006           547,031         (3,361)
                                                                                                        ---------
                                                                                                        $  13,410
                                                                                                        =========
Balanced.............    18 Long   90 Day Euro Future                 March 2006       $ 4,285,125      $ (15,552)
                         19 Long   90 Day Euro Future                 June 2006          4,519,863            (89)
                         43 Long   90 Day Euro Future                 September 2006    10,229,700         11,160
                         38 Long   US Treasury Notes 5 Year Future    March 2006         4,041,063         10,685
                          8 Long   US Long Bond Future                March 2006           913,500         18,944
                         6 Short   US Treasury Notes 2 Year Future    March 2006         1,231,125          1,658
                        43 Short   US Treasury Notes 10 Year Future   March 2006         4,704,469        (27,231)
                                                                                                        ---------
                                                                                                        $    (425)
                                                                                                        =========
Growth & Income......    31 Long   S&P 500 Future                     March 2006       $ 1,944,863      $ (18,935)
                                                                                                        =========
Special Equity.......    13 Long   Russell 2000 Future                March 2006       $ 4,408,950      $ (97,290)
                                                                                                        =========

The Core Bond Series and Special Equity Series have segregated securities as collateral for their respective open futures contracts. The segregated securities are identified within each Series' portfolio of investments. The Total Return Bond Series has segregated $150,000 of cash, the Balanced Series has segregated $410,600 of cash and the Growth & Income Series has segregated $560,000 of cash as collateral for their respective open futures contracts.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     G. SHORT SALES:

Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which a Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     H. DOLLAR ROLLS:

Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA's) in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Series must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities.

     I. FEDERAL INCOME TAXES:

It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

Each Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

     J. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     K. OPERATING EXPENSES:

The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

allocated among all Series based on their relative net assets, or another methodology that is appropriate based on the circumstances.

     L. RESTRICTED AND ILLIQUID SECURITIES:

Each Series is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. At December 31, 2005, there were no securities held in any Series that were considered illiquid or restricted with the exception of securities registered under Rule 144A of the Securities Act of 1933.

     M. OTHER:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). The Advisor is an indirect, wholly-owned subsidiary of AEGON, a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series as follows:

TFLIC SUB-ACCOUNT                                             INVESTMENT IN PORTFOLIO
-----------------                                             -----------------------
Money Market................................................          10.02%
High Quality Bond...........................................           11.19
Intermediate Government Bond................................           18.46
Core Bond...................................................            9.20
Balanced....................................................           31.48
Value & Income..............................................           22.30
Growth & Income.............................................           24.77
Equity Growth...............................................           17.34
Mid-Cap Value...............................................            4.03
Mid-Cap Growth..............................................            0.31
Small-Cap Value.............................................            0.05
Special Equity..............................................           26.78
Aggressive Equity...........................................           24.21
High Yield Bond.............................................            7.50
International Equity........................................           12.28

The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

For its services, the Advisor receives a fee from each Series, and the Subadvisors receive a fee from the Advisor, at an annual rate equal to the percentages specified in the table below of the portion of the corresponding Series' average daily net assets which they subadvise.

                                                                                ADVISOR   SUBADVISOR
SERIES                                        SERIES SUBADVISOR                 FEE (%)    FEE (%)
------                           --------------------------------------------   -------   ----------
Money Market...................  GE Asset Management, Inc.                      0.25            0.05
High Quality Bond..............  Merganser Capital Management, LP               0.35                (2)
Intermediate Government Bond...  (3)                                            0.35                (4)
Core Bond......................  BlackRock Advisors, Inc.                       0.35                (5)
Total Return Bond..............  Western Asset Management Company               0.35(1)             (6)
Balanced.......................  (7)                                            0.45(1)             (8)
Value & Income.................  (9)                                            0.45                (10)
Value..........................  Hotchkis and Wiley Capital Management, LLC     0.50(1)             (11)
Growth & Income................  (12)                                           0.60                (13)
Equity Growth..................  (14)                                           0.62                (15)
Mid-Cap Value..................  (16)                                           0.67(1)             (17)
Mid-Cap Growth.................  Columbus Circle Investors                      0.72(1)             (18)
Small-Cap Value................  Earnest Partners, LLC                          0.82(1)         0.50
Special Equity.................  (19)                                           0.80(1)             (20)
Small-Cap Growth...............  Trusco Capital Management, Inc.                0.87(1)             (21)
Aggressive Equity..............  Turner Investment Partners, Inc.               0.77(1)             (22)
High Yield Bond................  Eaton Vance Management                         0.55                (23)
International Equity...........  (24)                                           0.75(1)             (25)

---------------

(1)  The Advisor is currently voluntarily waiving a portion of its fee.

(2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $300,000,000.

(3) The Intermediate Government Bond Series has two subadvisors: Allegiance Investment Management, LLC and Stephens Capital Management.

(4) Allegiance Investment Management, LLC received 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $30,000,000 in average daily net assets, 0.20% on the next $50,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $100,000,000. Stephens Capital Management received 0.10% on all average daily net assets.

(5) For the period January 1, 2005 to April 26, 2005, the market values of the fixed income securities of the Core Bond Series and Balanced Series were combined to determine the fee at the rate of 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

   $1,000,000,000. As of April 27, 2005, the market value of only the Core Bond Series was used to determine the fee.

(6) For the period May 6, 2005 to December 31, 2005, Western Asset Management Company received 0.30% on the first $100,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $100,000,000. In addition, Western Asset Management Company, Ltd. manages the foreign fixed income securities of this Series. Their fee is included as part of the same fee schedule listed above.

(7) The Balanced Series has three subadvisors. Effective April 27, 2005, Goldman Sachs Asset Management, LP, Western Asset Management Company and Western Asset Management Company, Ltd. replaced Aeltus Investment Management, Inc. and BlackRock Advisors, Inc. for equity, fixed income and foreign fixed securities, respectively.

    During the year ended December 31, 2005, the Balanced Series executed $12,173,190 of purchase transactions and $25,343 of sales transactions through Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $1,690.

(8) For the period January 1, 2005 to April 26, 2005, Aeltus Investment Management, Inc. received 0.15% on the first $300,000,000 in average daily net assets, 0.125% on the next $700,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $1,000,000,000. For the period January 1, 2005 to April 26, 2005, BlackRock Advisors, Inc. received 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series. For the period April 27, 2005 to December 31, 2005, Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in combined average daily net assets of the Balanced Series and the Growth & Income Series average daily net assets, 0.12% on the next $1,000,000,000 in combined average daily net assets and 0.10% on all combined average daily net assets in excess of $1,500,000,000. For the period April 27, 2005 to December 31, 2005, Western Asset Management Company and Western Asset Management Company, Ltd. received 0.30% on the first $100,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $100,000,000.

(9) The Value & Income Series has two subadvisors: TCW Investment Management Company and AllianceBernstein. Effective March 30, 2005, TCW Investment Management Company replaced Alliance Capital Management, LP.

    During the year ended December 31, 2005, the Value & Income Series executed $292,179,146 of purchase transactions and $202,901,590 of sales transactions through Sanford C. Bernstein & Company, LLC, an affiliate of Alliance Capital Management, LP. Commissions paid for such transactions amounted to $516,496.

(10)For the period January 1, 2005 to March 29, 2005, Alliance Capital Management, LP received 0.27% on the first $300,000,000 in average daily net assets, 0.15% on the next $700,000,000 in average daily net assets, 0.12% on the next $1,000,000,000 in average daily net assets and 0.11% on all average daily net assets in excess of $2,000,000,000. For the period March 30, 2005 to December 31, 2005, TCW Investment Management Company received 0.70% on the first $25,000,000 in average daily net assets, 0.50% on the next $75,000,000 in average daily net assets, 0.30% on the next $400,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000. AllianceBernstein received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets and 0.13% on all average daily net assets in excess of $1,000,000,000.

(11) For the period May 6, 2005 to December 31, 2005, Hotchkis and Wiley Capital Management, LLC received 0.75% on the first $15,000,000 in average daily net assets, 0.50% on the next $35,000,000 in average daily net assets, 0.35% on the next $100,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $150,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(12) The Growth & Income Series has three subadvisors: Ark Asset Management, Inc., Goldman Sachs Asset Management, LP and Aronson & Johnson & Ortiz, LP.

     During the year ended December 31, 2005, the Growth & Income Series executed $154,888,746 of purchase transactions and $200,240,403 of sales transactions through Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $235,106.

(13)Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in combined average daily net assets of the Growth & Income Series and the Equity Growth Series, 0.18% on the next $250,000,000 in combined average daily net assets and 0.15% on all combined average daily net assets in excess of $1,000,000,000. Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in combined average daily net assets of the Balanced Series and the Growth & Income Series, 0.12% on the next $1,000,000,000 in combined average daily net assets and 0.10% on all combined average daily net assets in excess of $1,500,000,000. Aronson & Johnson & Ortiz, LP received 0.30% on the first $250,000,000 in average daily net assets, 0.20% on the next $250,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $500,000,000. If assets are less than $100,000,000, then Aronson & Johnson & Ortiz, LP will receive 0.55% on the first $50,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $50,000,000.

(14)The Equity Growth Series has two subadvisors: Ark Asset Management Company, Inc. and Marsico Capital Management, LLC.

    During the year ended December 31, 2005, the Equity Growth Series executed $22,446,835 of purchase transactions and $11,640,386 of sales transactions through Bank of America Securities, LLC, an affiliate of Marsico Capital Management, LLC. Commissions paid for such transactions amounted to $43,885.

(15) Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in combined average daily net assets of the Growth & Income Series and the Equity Growth Series, 0.18% on the next $250,000,000 in combined average daily net assets and 0.15% on all combined average daily net assets in excess of $1,000,000,000. Marsico Capital Management, LLC received 0.30% on the first $1,000,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $1,000,000,000. If assets are greater than $2,000,000,000, then Marsico Capital Management, LLC will receive 0.27% on all average daily net assets.

(16) Effective March 30, 2005, the Mid-Cap Value Series added an additional subadvisor, LSV Asset Management, to its existing subadvisor, Cramer, Rosenthal, McGlynn, LLC.

(17) Cramer Rosenthal McGlynn, LLC received 0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000. For the period March 30, 2005 to December 31, 2005, LSV Asset Management received 0.50% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets, and 0.33% on all average daily net assets in excess of $800,000,000. In determining the basis point fee applicable to the Series, the combined average daily net assets of the Series and the portion of the International Equity Series managed by LSV Asset Management were applied to the fee schedule.

(18) 0.40% on the first $135,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $135,000,000.

(19) The Special Equity Series has five subadvisors: EARNEST Partners, LLC, Wellington Management Company, LLP, RS Investments Management, LP, Mazama Capital Management, LLC and INVESCO, Inc. Effective March 14, 2005, Mazama Capital Management, LLC replaced Seneca Capital Management, LLC.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(20) Wellington Management Company, LLP received 0.45% on the first $200,000,000 of average daily net assets and 0.375% on average daily net assets in excess of $200,000,000. EARNEST Partners, LLC received 0.50% of all average daily net assets. RS Investments Management, LP received 0.50% on the first $100,000,000 in average daily net assets and 0.40% on all average daily net assets in excess of $100,000,000. INVESCO, Inc. received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next $100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000. For the period January 1, 2005 to March 13, 2005, Seneca Capital Management, LLC received 0.43% on the first $200,000,000 in average daily net assets and 0.33% on all average daily net assets in excess of $200,000,000. For the period March 14, 2005 to December 31, 2005, Mazama Capital Management, LLC received 0.55% in average daily net assets.

(21) Effective December 13, 2005, Trusco Capital Management, Inc. replaced Delaware Management Company. For the period January 1, 2005 to December 12, 2005, Delaware Management Company received 0.50% on all average daily net assets. For the period December 13, 2005 to December 31, 2005, Trusco Capital Management, Inc. received 0.80% on the first $10,000,000 in average daily net assets, 0.64% on the next $40,000,000 in average daily net assets, and 0.48% on all average daily net assets in excess of $50,000,000.

     During the year ended December 31, 2005, the Small Cap Growth Series executed $1,037,681 of sales transactions through Suntrust Capital Markets, Inc., an affiliate of Trusco Capital Management, Inc. Commissions paid for such transactions amounted to $2,069.

(22) 0.35% on the first $100,000,000 in average daily net assets, 0.30% on the next $200,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $500,000,000.

(23) 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $125,000,000.

(24) The International Equity Series has two subadvisors: LSV Asset Management and Wellington Management Company, LLP.

(25) LSV Asset Management received 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.37% on the next $400,000,000 in average daily net assets, 0.35% on the next $200,000,000 in average daily net assets and 0.33% on all average daily net assets in excess of $800,000,000. Wellington Management Company, LLP received 0.375% on the first $400,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets and 0.325% on all average daily net assets in excess of $1,000,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the year ended December 31, 2005, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

SERIES                                                             EXPENSE CAP
------                                                             -----------
Money Market................................................  30 basis points (b.p.)
High Quality Bond...........................................  40 b.p.
Intermediate Government Bond................................  40 b.p.
Core Bond...................................................  40 b.p.
Total Return Bond...........................................  40 b.p.
Balanced....................................................  50 b.p.
Value & Income..............................................  50 b.p.
Value.......................................................  55 b.p.
Growth & Income.............................................  65 b.p.
Equity Growth...............................................  65 b.p.
Mid-Cap Value...............................................  70 b.p.
Mid-Cap Growth..............................................  75 b.p.
Small-Cap Value.............................................  85 b.p.
Special Equity..............................................  85 b.p.
Small-Cap Growth............................................  90 b.p.
Aggressive Equity...........................................  80 b.p.
High Yield Bond.............................................  60 b.p.
International Equity........................................  90 b.p.

Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the year ended December 31, 2005 amounted to $124,779.

4. SECURITIES LENDING

Each Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% for domestic securities and 105% for international securities of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

During the term of the loan, a Series receives payments from borrowers equivalent to dividends, interest and any other distributions that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, each Series retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by collateral other than cash, the borrower pays a securities loan fee to the lending agent.

Any compensation (net of related expenses) received by a Series for lending its securities, as described above, is reported on its respective Statement of Operations. This includes the interest income on short-term investments purchased with cash collateral received.

                        DIVERSIFIED INVESTORS PORTFOLIOS

4. SECURITIES LENDING (CONTINUED)

At December 31, 2005, the Series loaned securities having market values as follows:

                                                                             CASH COLLATERAL
SERIES                                                        MARKET VALUE      RECEIVED
------                                                        ------------   ---------------
High Quality Bond...........................................  $ 10,010,807    $ 10,225,000
Intermediate Government Bond................................    58,877,080      60,166,347
Core Bond...................................................   203,578,558     208,030,600
Balanced....................................................    15,444,789      15,913,228
Value & Income..............................................   295,433,160     307,114,865
Growth & Income.............................................    96,877,278      99,867,379
Equity Growth...............................................   217,416,134     223,420,265
Mid-Cap Value...............................................    72,828,789      75,129,412
Mid-Cap Growth..............................................    57,833,970      59,815,920
Small-Cap Value.............................................    53,123,206      55,066,408
Special Equity..............................................   249,766,854     259,405,644
Small-Cap Growth............................................     8,078,330       8,438,426
Aggressive Equity...........................................    35,798,864      36,910,309
International Equity........................................   112,580,466     118,326,135

                        DIVERSIFIED INVESTORS PORTFOLIOS

4. SECURITIES LENDING (CONTINUED)

Each Series has invested the cash collateral received from securities loaned in the following short term securities:

                                                HIGH       INTERMEDIATE
                                               QUALITY      GOVERNMENT        CORE                       VALUE &       GROWTH &
                                                BOND           BOND           BOND        BALANCED        INCOME        INCOME
                                             -----------   ------------   ------------   -----------   ------------   -----------
Abbey National PLC, Time Deposit, 4.29%,
 01/11/06..................................  $   165,289   $   972,601    $  3,362,856   $   257,240   $  4,964,573   $ 1,614,376
American Beacon Money Market Fund..........       33,058       194,520         672,571        51,448        992,914       322,876
Bank of America Corp., Floating Rate Note,
 4.31%(1), 06/07/06........................      452,284     2,661,345       9,201,843       703,892     13,584,648     4,417,445
Bank of America Corp., Floating Rate Note,
 4.31%(1), 08/10/06........................      330,578     1,945,202       6,725,712       514,482      9,929,145     3,228,752
Bank of Montreal, Time Deposit, 4.30%,
 01/19/06..................................      330,578     1,945,202       6,725,712       514,482      9,929,145     3,228,752
Bank of Nova Scotia, Time Deposit, 4.25%,
 01/27/06..................................      330,578     1,945,202       6,725,712       514,482      9,929,145     3,228,752
Barclays PLC, Floating Rate CD, 4.31%(1),
 01/17/06..................................       66,116       389,040       1,345,142       102,896      1,985,828       645,750
Barclays PLC, Time Deposit, 4.30%,
 01/31/06..................................      198,347     1,167,121       4,035,427       308,688      5,957,487     1,937,251
Barclays Global Investors Money Market
 Fund -- Institutional Shares..............      429,752     2,528,763       8,743,426       668,826     12,907,889     4,197,378
BNP Paribas, Time Deposit, 4.22%,
 01/24/06..................................      661,157     3,890,403      13,451,424     1,028,962     19,858,291     6,457,504
Branch Banking & Trust, Time Deposit,
 4.26%, 01/11/06...........................      165,289       972,601       3,362,856       257,240      4,964,573     1,614,376
Calyon New York, Time Deposit, 4.34%,
 01/05/06..................................      330,578     1,945,202       6,725,712       514,481      9,929,146     3,228,752
Calyon New York, Time Deposit, 4.34%,
 02/06/06..................................      330,578     1,945,202       6,725,712       514,482      9,929,145     3,228,752
Credit Suisse First Boston Corp., Floating
 Rate Note, 4.18%(1), 03/10/06.............       33,058       194,520         672,571        51,448        992,915       322,875
Dexia Group, Time Deposit, 4.23%,
 01/20/06..................................      165,289       972,601       3,362,856       257,240      4,964,573     1,614,376
Dexia Group, Time Deposit, 4.27%,
 01/27/06..................................      165,289       972,601       3,362,856       257,240      4,964,573     1,614,376
Federal Home Loan Bank, US Government
 Agency Discount Note, 4.19%(2),
 01/15/06..................................      196,401     1,155,669       3,995,828       305,660      5,899,028     1,918,241
Fortis Bank, Time Deposit, 4.35%,
 01/03/06..................................      165,289       972,601       3,362,856       257,240      4,964,573     1,614,376
Fortis Bank, Time Deposit, 4.30%,
 01/04/06..................................      330,578     1,945,202       6,725,712       514,481      9,929,146     3,228,752
Fortis Bank, Time Deposit, 4.28%,
 01/12/06..................................      330,578     1,945,202       6,725,712       514,481      9,929,146     3,228,752
Freddie Mac, US Government Agency Discount
 Note, 4.23%(2), 01/30/06..................      239,833     1,411,231       4,879,461       373,253      7,203,532     2,342,439
Goldman Sachs Financial Square Prime
 Obligations Fund -- Institutional
 Shares....................................       26,887       158,207         547,015        41,844        807,556       262,600
Merrill Lynch & Company, Inc., Repurchase
 Agreement, dated 12/30/05, 4.24%, due
 01/03/06(a)(b)(c).........................      991,735     5,835,605      20,177,136     1,543,443     29,787,437     9,686,256
Merrimac Cash Fund-Premium Class...........       52,893       311,233       1,076,114        82,317      1,588,664       516,600
National Australia Bank, Time Deposit,
 4.16%, 01/03/06...........................      165,801       975,610       3,373,260       258,037      4,979,932     1,619,370
Rabobank Nederland, Time Deposit, 4.21%,
 01/19/06..................................      165,289       972,601       3,362,856       257,240      4,964,573     1,614,376
Rabobank Nederland, Floating Rate CD,
 4.10%(1), 05/31/06........................      165,289       972,601       3,362,856       257,240      4,964,573     1,614,377
Royal Bank of Canada, Time Deposit, 4.25%,
 01/24/06..................................      231,405     1,361,641       4,707,998       360,136      6,950,402     2,260,127
Royal Bank of Scotland, Time Deposit,
 4.25%, 01/23/06...........................      330,579     1,945,202       6,725,712       514,481      9,929,146     3,228,752
Skandinaviska Enskilda Banken AB (SEB),
 Time Deposit, 4.23%, 01/03/06.............      165,289       972,601       3,362,856       257,240      4,964,573     1,614,377
Societe Generale, Time Deposit, 4.28%,
 01/30/06..................................      330,578     1,945,202       6,725,712       514,481      9,929,146     3,228,752
Societe Generale, Time Deposit, 4.28%,
 01/31/06..................................      165,289       972,601       3,362,856       257,240      4,964,573     1,614,377
The Bank of the West, Time Deposit, 4.29%,
 01/25/06..................................      462,810     2,723,283       9,415,997       720,273     13,900,804     4,520,253
The Bear Stearns Companies, Inc., Floating
 Rate Note, 4.39%(1), 03/07/06.............       66,116       389,040       1,345,142       102,896      1,985,829       645,750
The Bear Stearns Companies, Inc., Floating
 Rate Note, 4.39%(1), 06/06/06.............      132,231       778,081       2,690,285       205,792      3,971,658     1,291,501
Toronto Dominion Bank, Time Deposit, 4.30%,
 01/23/06..................................      330,578     1,945,202       6,725,712       514,481      9,929,146     3,228,752
UBS AG, Time Deposit, 4.26%, 01/10/06......      330,578     1,945,202       6,725,712       514,481      9,929,146     3,228,752
Wells Fargo Bank, Time Deposit, 4.30%,
 01/18/06..................................      330,578     1,945,202       6,725,712       514,481      9,929,146     3,228,752
Wells Fargo Bank, Time Deposit, 4.29%,
 01/30/06..................................      330,578     1,945,202       6,725,712       514,481      9,929,146     3,228,752
                                             -----------   -----------    ------------   -----------   ------------   -----------
                                             $10,225,000   $60,166,347    $208,030,600   $15,913,228   $307,114,865   $99,867,379
                                             ===========   ===========    ============   ===========   ============   ===========
Information pertaining to the investment of
the cash collateral is shown on each
Series' Portfolio of Investments.
---------------
(1) Variable rate security. The rate shown
   was in effect at December 31, 2005.
(2) Represents yield to maturity at time of
   purchase.
(a) Repurchase proceeds at maturity........  $   992,202   $ 5,838,354    $ 20,186,642   $ 1,544,170   $ 29,801,470   $ 9,690,819
                                             ===========   ===========    ============   ===========   ============   ===========
(b) Collateralized by various Federal Home
   Loan Banks, zero coupon -- 6.75%, due
   07/16/08 -- 01/13/33, with a total value
   of......................................  $   275,142   $ 1,618,996    $  5,597,825   $   428,202   $  8,264,051   $ 2,687,301
                                             ===========   ===========    ============   ===========   ============   ===========
(c) Collateralized by various Freddie Macs,
   zero coupon, due 01/03/06 -- 07/15/32,
   with a total value of...................  $   736,432   $ 4,333,343    $ 14,982,928   $ 1,146,114   $ 22,119,243   $ 7,192,721
                                             ===========   ===========    ============   ===========   ============   ===========

             EQUITY        MID-CAP       MID-CAP      SMALL-CAP       SPECIAL      SMALL-CAP    AGGRESSIVE    INTERNATIONAL
             GROWTH         VALUE        GROWTH         VALUE         EQUITY         GROWTH       EQUITY         EQUITY
          ------------   -----------   -----------   -----------   -------------   ----------   -----------   -------------
          $  3,611,633   $ 1,214,482   $   966,936   $   890,159   $   4,193,344   $  136,409   $   596,662   $  1,912,765
               722,326       242,896       193,387       178,032         838,669       27,282       119,332        382,553
             9,882,576     3,323,208     2,645,845     2,435,759      11,474,321      373,258     1,632,658      5,233,934
             7,223,266     2,428,963     1,933,873     1,780,319       8,386,683      272,818     1,193,325      3,825,532
             7,223,266     2,428,963     1,933,873     1,780,319       8,386,687      272,818     1,193,325      3,825,532
             7,223,266     2,428,964     1,933,873     1,780,319       8,386,688      272,818     1,193,325      3,825,532
             1,444,653       485,793       386,775       356,064       1,677,337       54,564       238,665        765,107
             4,333,959     1,457,379     1,160,324     1,068,191       5,032,013      163,690       715,995      2,295,319
             9,390,245     3,157,652     2,514,034     2,314,415      10,902,694      354,663     1,551,323      4,973,190
            14,446,532     4,857,927     3,867,745     3,560,638      16,773,375      545,635     2,386,650      7,651,062
             3,611,633     1,214,482       966,936       890,159       4,193,344      136,409       596,663      1,912,765
             7,223,266     2,428,964     1,933,873     1,780,319       8,386,688      272,817     1,193,325      3,825,532
             7,223,266     2,428,964     1,933,873     1,780,319       8,386,688      272,817     1,193,325      3,825,532
               722,326       242,896       193,387       178,032         838,669       27,281       119,332        382,553
             3,611,633     1,214,482       966,936       890,159       4,193,344      136,409       596,663      1,912,765
             3,611,633     1,214,482       966,936       890,159       4,193,344      136,409       596,663      1,912,765
             4,291,431     1,443,077     1,148,937     1,057,709       4,982,634      162,084       708,969      2,272,794
             3,611,633     1,214,482       966,936       890,159       4,193,344      136,409       596,663      1,912,765
             7,223,266     2,428,964     1,933,873     1,780,319       8,386,688      272,817     1,193,325      3,825,531
             7,223,266     2,428,964     1,933,873     1,780,319       8,386,688      272,817     1,193,325      3,825,531
             5,240,433     1,762,197     1,403,012     1,291,610       6,084,488      197,927       865,750      2,775,398
               587,482       197,552       157,286       144,797         682,103       22,188        97,055        311,138
            21,669,798     7,286,891     5,801,617     5,340,957      25,160,063      818,453     3,579,975     11,476,593
             1,155,723       388,635       309,420       284,851       1,341,870       43,651       190,932        612,085
             3,622,807     1,218,239       969,928       892,913       4,206,317      136,831       598,508      1,918,683
             3,611,633     1,214,482       966,936       890,159       4,193,344      136,409       596,663      1,912,765
             3,611,633     1,214,482       966,936       890,159       4,193,344      136,409       596,662      1,912,765
             5,056,287     1,700,275     1,353,711     1,246,223       5,870,682      190,972       835,327      2,677,872
             7,223,266     2,428,964     1,933,873     1,780,319       8,386,688      272,818     1,193,325      3,825,531
             3,611,633     1,214,482       966,936       890,160       4,193,344      136,409       596,662      1,912,765
             7,223,266     2,428,964     1,933,872     1,780,319       8,386,688      272,818     1,193,325      3,825,531
             3,611,633     1,214,482       966,936       890,159       4,193,344      136,409       596,662      1,912,765
            10,112,572     3,400,549     2,707,421     2,492,446      11,741,363      381,945     1,670,655      5,355,743
             1,444,653       485,793       386,774       356,064       1,677,337       54,564       238,665        765,106
             2,889,307       971,585       773,549       712,128       3,354,675      109,127       477,330      1,530,212
             7,223,266     2,428,964     1,933,872     1,780,319       8,386,688      272,818     1,193,325      3,825,531
             7,223,266     2,428,964     1,933,872     1,780,319       8,386,688      272,818     1,193,325      3,825,531
             7,223,266     2,428,964     1,933,872     1,780,319       8,386,688      272,818     1,193,325      3,825,531
             7,223,266     2,428,964     1,933,872     1,780,319       8,386,688      272,818     1,193,325      3,825,531
          ------------   -----------   -----------   -----------   -------------   ----------   -----------   ------------
          $223,420,265   $75,129,412   $59,815,920   $55,066,408   $ 259,405,644   $8,438,426   $36,910,309   $118,326,135
          ============   ===========   ===========   ===========   =============   ==========   ===========   ============
          $ 21,680,007   $ 7,290,324   $ 5,804,350   $ 5,343,473   $  25,171,916   $  818,839   $ 3,581,662   $ 11,482,000
          ============   ===========   ===========   ===========   =============   ==========   ===========   ============
          $  6,011,939   $ 2,021,633   $ 1,609,566   $ 1,481,763   $6,980,259.00   $  227,067   $   993,208   $  3,183,996
          ============   ===========   ===========   ===========   =============   ==========   ===========   ============
          $ 16,091,333   $ 5,411,023   $ 4,308,105   $ 3,966,032   $  18,683,097   $  607,758   $ 2,658,381   $  8,522,169
          ============   ===========   ===========   ===========   =============   ==========   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

5. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2005 were as follows:

                                                                      COST OF          PROCEEDS
SERIES                                                               PURCHASES        FROM SALES
------                                                            ---------------   ---------------
High Quality Bond......................  Government Obligations   $   146,744,829   $   147,930,067
                                         Other                        353,814,709       271,609,850
Intermediate Government Bond...........  Government Obligations     1,789,964,466     1,865,140,056
                                         Other                         48,719,358        49,124,964
Core Bond..............................  Government Obligations    19,042,491,794    18,747,270,140
                                         Other                        741,529,860       519,826,863
Total Return Bond......................  Government Obligations       243,679,461       196,350,195
                                         Other                         41,091,409         8,582,360
Balanced...............................  Government Obligations     1,089,137,574     1,111,407,526
                                         Other                        412,402,586       401,905,581
Value & Income.........................  Other                      2,619,799,404     2,460,366,376
Value..................................  Other                         36,300,833         3,074,505
Growth & Income........................  Other                        872,553,978       901,164,556
Equity Growth..........................  Other                      1,894,415,422     1,757,888,098
Mid-Cap Value..........................  Other                        721,462,621       544,280,471
Mid-Cap Growth.........................  Other                        360,116,339       321,796,435
Small-Cap Value........................  Other                        308,555,076       262,992,462
Special Equity.........................  Other                      1,104,309,630     1,153,462,606
Small-Cap Growth.......................  Other                        224,128,032       205,431,289
Aggressive Equity......................  Other                        698,259,275       743,694,021
High Yield Bond........................  Other                        319,260,339       240,779,030
International Equity...................  Other                      1,550,064,499     1,382,579,414

6. LEGAL AND REGULATORY MATTERS

On December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J. P. Morgan Securities, Inc. et al. The Complaint names as defendants the Intermediate Government Bond Portfolio and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Intermediate Government Bond Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546 (e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. The Court has set a discovery calendar indicating that discovery is to proceed through 2006. The Subject Portfolios and their counsel have reviewed the Subject Portfolios'

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. LEGAL AND REGULATORY MATTERS (CONTINUED)

records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because only limited discovery has taken place, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss period.

Diversified Investors Securities Corp. ("DISC") is the distributor for each of the Series and a subsidiary of the Series Portfolio's investment advisor, Diversified Investment Advisors, Inc. ("DIA").

On February 18, 2005, DISC was notified by NASD Staff that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. The settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million; (iii) restitution of approximately $949,011 to the Diversified International Equity Portfolio for losses attributable to the trading described in the AWC; and (iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing. The restitution payment of $949,011 referred to above was made on February 14, 2006.

DISC and DIA have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request. Although it is not anticipated that these developments will have an adverse effect on the Series Portfolio, there can be no assurance at this time.

7. PROXY VOTING POLICIES AND PROCEDURES

A description of the Series Portfolio's proxy voting policies and procedures is included in the Statement of Additional Information ("SAI"), which is available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Series Portfolio's website at www.divinvest.com. (Click on the icon for Sponsors, then click on the icon for Corporate, then click on Investments) or (iii) on the SEC's website at www.sec.gov. In addition, the Series Portfolio is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Series Portfolio's filing for the twelve months ended June 30, 2005, is available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Series Portfolio's website at www.divinvest.com. (Click on the icon for Sponsors, then click on the icon for Corporate, then click on Investments) or (iii) on the SEC's website at www.sec.gov.

8. QUARTERLY PORTFOLIOS

The Series Portfolio will file its portfolios of investments for the first and third quarters (March 31 and September 30, respectively) with the SEC by May 30 and November 29, respectively, each year on Form N-Q. The Series Portfolio's Form N-Q is available on the SEC's website at www.sec.gov. The Series Portfolio's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-800-755-5803.

                        DIVERSIFIED INVESTORS PORTFOLIOS

9. CONCENTRATIONS AND INDEMNIFICATIONS

Some Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.

As of December 31, 2005, the Aggressive Equity Series invested approximately 10.71% of its portfolio in issuers outside the United States.

As of December 31, 2005, the High Yield Bond Series invested approximately 11.40% of its portfolio in issuers outside the United States.

As of December 31, 2005, substantially all of the International Equity Series' net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2005, the International Equity Series invested approximately 20.93% and 17.98% respectively, of its portfolio in issuers in Japan and United Kingdom, respectively.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

Credit risk is measured by the loss a Series would record if its counter-parties failed to perform pursuant to the terms of their obligations to the Series. Since certain Series can enter into various types of debt obligations including private placements and swaps, forward currency contracts, spot contracts, forward commitments and over-the-counter options, credit exposure exists with counterparties.

In the normal course of business, the Series Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series Portfolio that have not yet occurred. However, based on experience, the Series Portfolio expects the risk of loss to be remote.

During the year, AEGON deposited seed money into the Total Return Bond Series through an investment in a feeder fund of the Series. At December 31, 2005, this amount represented 46% of the assets invested in the Total Return Bond Series. It is anticipated that this seed money will be withdrawn as new deposits eliminate the need for such seed money.

                        DIVERSIFIED INVESTORS PORTFOLIOS

10. FOREIGN CURRENCY FORWARD AND SPOT CONTRACTS

At December 31, 2005, the Core Bond Series, Total Return Bond Series, Balanced Series, High Yield Bond Series, and International Equity Series had entered into foreign currency forward and spot contracts which contractually obligate each portfolio to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                           NET UNREALIZED
                                      FOREIGN     IN EXCHANGE   SETTLEMENT    VALUE AT     APPRECIATION/
                                      CURRENCY        FOR          DATE       12/31/05     (DEPRECIATION)
                                     ----------   -----------   ----------   -----------   --------------
CORE BOND
SALE CONTRACTS:
Euro...............................  13,200,000   $16,041,894    01/20/06    $15,642,102     $ 399,792
Mexican Peso.......................  56,303,463     5,115,613    01/27/06      5,279,247      (163,634)
Mexican Peso.......................     538,000        49,506    01/27/06         50,445          (939)
New Zealand Dollar.................  11,358,753     7,894,333    01/27/06      7,741,633       152,700
                                                                                             ---------
TOTAL..............................                                                          $ 387,919
                                                                                             =========
TOTAL RETURN BOND
PURCHASE CONTRACTS:
Canadian Dollar....................     153,287   $   129,904    02/08/06    $   132,006     $   2,102
                                                                                             =========
SALE CONTRACTS:
Australian Dollar..................     323,539   $   242,169    02/08/06    $   236,927     $   5,242
Canadian Dollar....................     320,464       271,005    02/08/06        275,973        (4,968)
                                                                                             ---------
TOTAL..............................                                                          $     274
                                                                                             =========
BALANCED
PURCHASE CONTRACTS:
Euro...............................   4,565,000   $ 5,521,367    02/08/06    $ 5,415,290     $(106,077)
                                                                                             =========
SALE CONTRACTS:
Australian Dollar..................     940,285   $   703,804    02/08/06    $   688,569     $  15,235
Canadian Dollar....................     910,497       769,977    02/08/06        784,092       (14,115)
Euro...............................   4,567,485     5,484,179    02/08/06      5,418,238        65,941
                                                                                             ---------
TOTAL..............................                                                          $  67,061
                                                                                             =========
HIGH YIELD BOND
SALE CONTRACTS:
Euro...............................     492,608   $   584,233    01/31/06    $   584,098     $     135
                                                                                             =========
INTERNATIONAL EQUITY
PURCHASE CONTRACTS:
Hong Kong Dollar...................   1,275,680   $   164,536    01/03/06    $   164,526     $     (10)
Hong Kong Dollar...................     255,958        33,010    01/04/06         33,011             1
                                                                                             ---------
TOTAL..............................                                                          $      (9)
                                                                                             =========

                        DIVERSIFIED INVESTORS PORTFOLIOS

10. FOREIGN CURRENCY FORWARD AND SPOT CONTRACTS (CONTINUED)


                                                                                           NET UNREALIZED
                                      FOREIGN     IN EXCHANGE   SETTLEMENT    VALUE AT     APPRECIATION/
                                      CURRENCY        FOR          DATE       12/31/05     (DEPRECIATION)
                                     ----------   -----------   ----------   -----------   --------------
INTERNATIONAL EQUITY (CONTINUED)
SALE CONTRACTS:
Canadian Dollar....................     270,332   $   231,939    01/03/06    $   232,553     $    (614)
Canadian Dollar....................     478,780       411,217    01/04/06        411,883          (666)
Canadian Dollar....................     244,262       210,113    01/05/06        210,140           (27)
Euro...............................     112,829       124,056    12/29/06        136,181       (12,125)
Great British Pound................      71,126       122,091    01/03/06        122,373          (282)
Great British Pound................     240,727       415,110    01/04/06        414,171           939
Great British Pound................     119,362       205,350    01/05/06        205,362           (12)
Swiss Franc........................   2,203,555     1,673,480    01/03/06      1,676,918        (3,438)
                                                                                             ---------
TOTAL..............................                                                          $ (16,225)
                                                                                             =========

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS

                                      RATIOS TO AVERAGE NET ASSETS
                        ---------------------------------------------------------
                                                        NET       NET INVESTMENT
       FOR THE                      NET EXPENSES     INVESTMENT    INCOME (LOSS)                 NET ASSETS,
         YEAR             NET          (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED           EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER         YEAR        RETURN
       -------          --------   ---------------   ----------   ---------------   ---------   --------------   ------
MONEY MARKET
12/31/2005                0.28%         0.28%           2.97%           2.97%           N/A     $  765,777,258     3.00%
12/31/2004                0.28          0.28            1.17            1.17            N/A        809,352,385     1.17
12/31/2003                0.28          0.28            1.11            1.11            N/A        799,572,598     1.11
12/31/2002                0.28          0.28            1.70            1.70            N/A        864,772,946     1.72
12/31/2001                0.27          0.27            3.85            3.85            N/A        704,577,191     4.04
HIGH QUALITY BOND
12/31/2005                0.39          0.39            3.25            3.25             58%       788,399,166     1.95
12/31/2004                0.38          0.38            2.96            2.96             48        690,594,378     1.48
12/31/2003                0.38          0.38            3.19            3.19             50        622,748,334     2.34
12/31/2002                0.38          0.38            4.36            4.36             54        439,015,018     6.21
12/31/2001                0.38          0.38            5.74            5.74             53        330,502,956     8.26
INTERMEDIATE GOVERNMENT BOND
12/31/2005                0.40          0.40            3.45            3.45            756        261,106,523     1.34
12/31/2004                0.42          0.40            2.46            2.48            554        256,502,651     1.59
12/31/2003                0.38          0.38            2.91            2.91            392        265,519,988     1.60
12/31/2002                0.39          0.39            3.93            3.93            134        358,005,390     8.31
12/31/2001                0.38          0.38            5.25            5.25             40        260,795,117     6.83
CORE BOND
12/31/2005                0.39          0.39            3.99            3.99          1,003(a)   2,052,893,035     2.38
12/31/2004                0.39          0.39            3.62            3.62            885      1,655,367,885     4.65
12/31/2003                0.39          0.39            3.52            3.52            922      1,468,787,007     4.64
12/31/2002                0.39          0.39            4.85            4.85            462        999,624,604     9.24
12/31/2001                0.38          0.38            5.32            5.32            547        761,473,139     6.97
TOTAL RETURN BOND
12/31/2005(1)             0.55*         0.40*           3.93*           4.08*           327         70,072,859     2.35
BALANCED
12/31/2005                0.54          0.50            2.21            2.25            367        410,747,655     5.59
12/31/2004                0.52          0.50            2.19            2.21            338        419,726,689     8.31
12/31/2003                0.51          0.50            2.15            2.16            377        434,085,832    17.69
12/31/2002                0.52          0.50            2.63            2.65            289        375,745,612   (10.01)
12/31/2001                0.49          0.49            2.82            2.82            312        497,836,597    (5.27)
VALUE & INCOME
12/31/2005                0.48          0.48            1.38            1.38             89      3,018,060,297     6.88
12/31/2004                0.48          0.48            1.79            1.79             44      2,705,463,322    12.91
12/31/2003                0.47          0.47            1.91            1.91             70      2,198,085,735    26.52
12/31/2002                0.48          0.48            1.97            1.97             31      1,553,159,805   (15.25)
12/31/2001                0.48          0.48            2.07            2.07             32      1,653,702,046    (1.98)
VALUE
12/31/2005(1)             1.18*         0.55*           1.15*           1.78*            21         35,138,512     9.47

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)


                                      RATIOS TO AVERAGE NET ASSETS
                        ---------------------------------------------------------
                                                        NET       NET INVESTMENT
       FOR THE                      NET EXPENSES     INVESTMENT    INCOME (LOSS)                 NET ASSETS,
         YEAR             NET          (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED           EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER         YEAR        RETURN
       -------          --------   ---------------   ----------   ---------------   ---------   --------------   ------
GROWTH & INCOME
12/31/2005                0.64%         0.64%           0.96%           0.96%           79%     $1,178,758,869     7.12%
12/31/2004                0.64          0.64            1.22            1.22           184       1,135,948,434    10.79
12/31/2003                0.63          0.63            1.02            1.02           100       1,063,389,332    24.16
12/31/2002                0.66          0.65            0.77            0.78           115         799,621,503   (22.57)
12/31/2001                0.63          0.63            0.50            0.50           153         968,765,767   (22.31)
EQUITY GROWTH
12/31/2005                0.65          0.65            0.34            0.34            76       2,587,382,061     7.18
12/31/2004                0.65          0.65            0.68            0.68           129       2,290,559,947     7.75
12/31/2003                0.65          0.65            0.34            0.34            61       1,975,636,700    26.48
12/31/2002                0.65          0.65            0.22            0.22            75       1,146,889,083   (23.60)
12/31/2001                0.64          0.64            0.09            0.09            63       1,230,944,333   (20.22)
MID-CAP VALUE
12/31/2005                0.72          0.70            1.26            1.28           112         641,531,538     9.77
12/31/2004                0.71          0.70            0.78            0.79           147         414,710,679    25.47
12/31/2003                0.75          0.70            0.51            0.56           156         216,193,119    41.63
12/31/2002                1.02          0.70            0.20            0.52           156          47,629,380   (15.09)
12/31/2001(2)             1.91*         0.70*          (0.48)*          0.73*           87          13,632,294     8.28
MID-CAP GROWTH
12/31/2005                0.76          0.75          (0.39)           (0.38)          142         282,950,442    13.42
12/31/2004                0.79          0.75          (0.33)           (0.29)          223         210,100,872    15.38
12/31/2003                0.81          0.75          (0.37)           (0.31)          100         165,747,874    26.91
12/31/2002                0.96          0.75          (0.62)           (0.41)          138          44,270,757   (25.29)
12/31/2001(2)             1.93*         0.75*          (1.50)*         (0.32)*          63          15,562,948   (13.27)
SMALL-CAP VALUE
12/31/2005                0.88          0.85            0.07            0.10           143         218,749,221    (4.70)
12/31/2004                0.89          0.85            0.27            0.31            42         172,735,949    21.75
12/31/2003                0.94          0.85            1.19            1.28            40         100,887,458    41.10
12/31/2002(3)             1.39*         0.85*          (0.17)*          0.37*           26          17,920,226   (21.90)
SPECIAL EQUITY
12/31/2005                0.85          0.85            0.09            0.09            92       1,296,671,909    10.53
12/31/2004                0.84          0.84            0.15            0.15           103       1,227,530,742    12.63
12/31/2003                0.85          0.85          (0.02)           (0.02)          103       1,270,601,125    43.96
12/31/2002                0.84          0.84            0.05            0.05           109       1,005,958,858   (24.33)
12/31/2001                0.83          0.83          (0.02)           (0.02)           88       1,323,223,840    (3.09)
SMALL-CAP GROWTH
12/31/2005                0.98          0.90          (0.49)           (0.41)          183         132,903,534     0.55
12/31/2004                0.97          0.90          (0.58)           (0.51)           84         108,429,152    11.94
12/31/2003                1.02          0.90          (0.29)           (0.17)           81          83,589,643    39.31
12/31/2002(3)             1.48*         0.90*          (1.03)*         (0.45)*          68          16,521,455   (15.98)

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)


                                      RATIOS TO AVERAGE NET ASSETS
                        ---------------------------------------------------------
                                                        NET       NET INVESTMENT
       FOR THE                      NET EXPENSES     INVESTMENT    INCOME (LOSS)                 NET ASSETS,
         YEAR             NET          (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED           EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER         YEAR        RETURN
       -------          --------   ---------------   ----------   ---------------   ---------   --------------   ------
AGGRESSIVE EQUITY
12/31/2005                0.81%         0.80%        (0.15)%           (0.14)%         187%     $  382,129,060     8.20%
12/31/2004                0.95          0.94          (0.49)           (0.48)          252         397,726,867    12.14
12/31/2003                1.01          1.00          (0.61)           (0.60)          165         371,333,010    28.12
12/31/2002                1.01          1.00          (0.60)           (0.59)           87         312,299,599   (26.56)
12/31/2001                1.00          1.00          (0.72)           (0.72)           98         372,579,133   (31.15)
HIGH YIELD BOND
12/31/2005                0.60          0.60            7.74            7.74            68         416,027,255     3.34
12/31/2004                0.60          0.60            8.06            8.06            80         351,772,536    10.32
12/31/2003                0.61          0.60            9.07            9.08           136         282,700,774    27.91
12/31/2002                0.61          0.60            9.15            9.16            95         208,085,535     2.19
12/31/2001                0.59          0.59            9.41            9.41            90         174,019,465     5.15
INTERNATIONAL EQUITY
12/31/2005                0.88          0.88            2.03            2.03            94       1,721,786,149    11.20
12/31/2004                0.87          0.87            1.85            1.85           171       1,401,617,944    19.66
12/31/2003                0.86          0.86            1.11            1.11            23       1,049,033,896    33.52
12/31/2002                0.87          0.87            0.83            0.83            25         656,888,348   (16.90)
12/31/2001                0.88          0.88            0.67            0.67            28         632,888,725   (18.57)

---------------

(a) Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions. Refer to Note 2H.

*   Annualized.

(1) Commencement of Operations, May 6, 2005.

(2) Commencement of Operations, April 27, 2001.

(3) Commencement of Operations, April 15, 2002.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio, Total Return Bond Portfolio, Balanced Portfolio, Value & Income Portfolio, Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Mid-Cap Value Portfolio, Mid-Cap Growth Portfolio, Small-Cap Value Portfolio, Special Equity Portfolio, Small-Cap Growth Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio (constituting the Diversified Investors Portfolios, hereafter referred to as the "Portfolios") at December 31, 2005, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 20, 2006

                        DIVERSIFIED INVESTORS PORTFOLIOS

                   APPROVAL OF INVESTMENT ADVISORY CONTRACTS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios (each, a "Portfolio") pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with each of the Portfolios. For each Portfolio, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more Subadvisers.

A discussion of the Board's considerations and determinations with respect to the continuation of existing Diversified Advisory Agreements and Subadvisory Agreements and the approval of new Subadvisory Agreements during the six-month period ended June 30, 2005 is included in the Portfolios' Semi-Annual Report for such period.

Additionally, three new Subadvisory Agreements were approved during the six-month period ended December 31, 2005.

BALANCED PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO. At a meeting held on July 6, 2005, the Board of Trustees approved the appointment of Western Asset Management Company Limited ("WAML") as an additional subadviser to the Balanced Portfolio and the Total Return Bond Portfolio, in each case to manage global fixed income assets alongside its affiliate, Western Asset Management Company (together with WAML, "Western Asset Management"), a subadviser to each Portfolio.

Having previously received presentations from Diversified's Manager Monitoring Group and representatives of Western Asset Management (on behalf of Western Asset Management Company and WAML), the Board reviewed detailed information about Western Asset Management, including information about its investment philosophy, investment process and investment performance. The Trustees focused, in particular, on the potential benefits of retaining a subadviser dedicated to the management of the non-U.S. dollar denominated portions of the Portfolios.

The Trustees considered the nature and quality of the anticipated services to be provided by WAML and reviewed detailed information with respect to the hypothetical performance of a composite managed by Western Asset Management. In evaluating WAML's ability to provide services to the Portfolios, the Trustees reviewed information as to WAML's business organization, financial resources, personnel and other matters. The Trustees also considered the subadvisory fees to be paid to WAML and noted that these fees would be paid by Diversified.

After requesting and reviewing such information as they deemed necessary and after the independent Trustees met in private sessions at which no representatives of Diversified were present, the Board concluded that the Subadvisory Agreements with WAML were in the best interests of the Balanced Portfolio, the Total Return Bond Portfolio and their respective investors.

SMALL-CAP GROWTH PORTFOLIO. At a meeting held on December 9, 2005, the Board of Trustees considered the termination of Delaware Management Company as the subadviser to the Small-Cap Growth Portfolio, and the appointment of Trusco Capital Management, Inc. ("Trusco") as the subadviser to the Portfolio.

Diversified's Manager Monitoring Group reviewed with the Board Diversified's procedures for selecting a new subadviser and the specific search criteria used for this search and explained why Trusco met these criteria. Representatives of Trusco then made a detailed presentation to the Board of certain information relating to Trusco, including information about Trusco's investment philosophy, investment process, and investment performance. The Trustees considered the objective nature of Trusco's investment process and its emphasis on risk control and diversification throughout the portfolio construction and management process.

In their deliberations, the Trustees took into account the nature and quality of the anticipated services to be provided by Trusco. The Trustees considered information as to Trusco's investment management experience (including total assets under management), business organization, financial resources, personnel, philosophy

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2005

                                  (UNAUDITED)

and other matters. The Trustees reviewed information with respect to Trusco's operations and history. The Trustees also considered the subadvisory fees to be paid by Diversified to Trusco.

After requesting and reviewing such information as they deemed necessary (including additional information provided by Diversified in response to inquiries from the independent Trustees) and after the independent Trustees met in private sessions at which no representatives of Diversified were present, the Board accepted the recommendation to terminate Delaware Management as subadviser and concluded that the Subadvisory Agreement between Diversified and Trusco was in the best interests of the Small-Cap Growth Portfolio and its investors.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                              TRUSTEES INFORMATION
                                  (UNAUDITED)

Each portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The respective Trustees and officers of each Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577. Additional information about Diversified Investors Portfolios' Trustees may be found in Diversified Investors Portfolios' Statement of Additional Information, which is available without charge upon request by calling 1-800-755-5801.

OFFICERS AND INTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   -----------------------------------
Joseph P. Carusone, 40.................   Treasurer since 2001     Vice President and Director,
                                                                   Diversified Investment Advisors,
                                                                   Inc.

Robert F. Colby, 50....................   Secretary since 1993     Senior Vice President and General
                                                                   Counsel, Diversified Investment
                                                                   Advisors, Inc.; Vice President,
                                                                   Diversified Investors Securities
                                                                   Corp.; Vice President and Assistant
                                                                   Secretary, of Transamerica
                                                                   Financial Life Insurance Company,
                                                                   Inc.

Suzanne Montemurro, 41.................   Assistant Treasurer      Vice President and Director,
                                           since 2002              Diversified Investment Advisors,
                                                                   Inc.

Mark Mullin, 43........................   President since 2002     President, Chairman of the Board,
                                           Trustee since 1995      Chief Executive Officer, Vice
                                                                   President, Chief Investment
                                                                   Officer, Diversified Investment
                                                                   Advisors, Inc.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                        TRUSTEES INFORMATION (CONTINUED)
                                  (UNAUDITED)

DISINTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   -----------------------------------
Neal M. Jewell, 71.....................   Trustee since 1993       Consultant; Independent Trustee,
355 Thornridge Drive                                               EAI Select (a registered investment
Stamford, CT 06903                                                 company)

Robert Lester Lindsay, 71..............   Trustee since 1993       Retired
2 Huguenot Center
Tenafly, NJ 07670

Eugene M. Mannella, 52.................   Trustee since 1993       President, Investment Management
2 Orchard Neck Road                                                Services, Inc.
Center Moriches, NY 11934

Joyce Galpern Norden, 66...............   Trustee since 1993       Vice President, Institutional
505 Redleaf Road                                                   Advancement, Reconstructionist
Wynnewood, PA 19096                                                Rabbinical College

Patricia L. Sawyer, 55.................   Trustee since 1993,      President and Executive Search
Smith & Sawyer LLP                         Chairperson of Audit    Consultant, Smith & Sawyer LLC
P.O. Box 8063                              Committee since 2003
Vero Beach, FL 32963

                      (This page intentionally left blank)

                      (This page intentionally left blank)

DIVERSIFIED INVESTORS SECURITIES CORP. (DISC)
4 Manhattanville, Road, Purchase, New York 10577
914-697-8000




2558(2/06)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO"), principal financial officer ("PFO"), and Assistant Treasurer ("AT"). There were no amendments to the Code during the period covered by the report. A copy of the Code of Ethics is attached as an exhibit to this Form N-CSR.

The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO, PFO, or AT, during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts are Robert L. Lindsay and Eugene M. Mannella. Messrs. are independent trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. - The aggregate fees billed for professional services rendered by PricewaterhouseCoopers ("PWC") for the audit of the Registrant's financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings for 2005 and 2004 were $409,700 and $352,000, respectively.

(b) AUDIT RELATED FEE. - No such fees were billed by PWC for 2005 or 2004.

(c) TAX FEES. - The aggregate fees billed for tax related services for 2005 and 2004 were $63,900 and $56,000, respectively. Tax related services included preparation of US Partnership Return of Income and supporting K-1's.

(d) ALL OTHER FEES - No such fees were billed by PWC for 2005 or 2004.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY. The Audit Committee is required to pre-approve audit and non-audit services performed for the Funds by the independent accountant in order to assure that the provision of such services does not impair the accountant's independence. The Audit Committee also is required to pre-approve non-audit services performed by the Funds' independent accountant for the Funds investment adviser, and certain of the adviser's affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The pre-approval of these services also is intended to assure that the provision of the services does not impair the accountant's independence.

Unless a type of service to be provided by the independent accountant has received pre-approval, it will require separate pre-approval by the Audit Committee. Also, any proposed services exceeding pre-approved cost levels will require separate pre-approval by the Audit Committee. When considering services for pre-approval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Funds' treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy which it becomes aware.

(e)(2) 100% of services described in paragraphs (b) through (d) were approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to the Registrant were $63,900 and $56,000 for 2005 and 2004, respectively.

Non-audit fees billed to the Registrant's investment advisor, Diversified Investment Advisors ("DIA") for 2005 and 2004, were $254,000 and $200,500, respectively. The fees rendered were in connection with the examination of DIA's record-keeping operations and (SAS-70), and in connection with the review of DIA's Transfer Agent's internal control structure.

(h) PWC provided non-audit services to DIA in 2005 and 2004 that were not required to be pre-approved by the Registrant's audit committee because the services were not directly related to the operation of the Registrant's funds. The Board of Trustees will consider PWC's independence and will consider whether the provision of these non-audit services to DIA is compatible with maintaining PWC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal six-month period that has materially affected, or is likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics, attached.

(a) (2) Separate certifications by the Registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(a) (3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Investors Portfolios

By  /s/ Mark Mullin
    Mark Mullin
    Principal Executive Officer

Date  March 3, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By  /s/ Mark Mullin
    Mark Mullin
    Principal Executive Officer

Date  March 3, 2006

By  /s/ Joseph Carusone
    Joseph Carusone
    Principal Financial Officer

Date  March 3, 2006